                                                       Registration Nos. 2-11101
                                                                         811-242

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM N-1A


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [_]

          Pre-Effective Amendment No. ____                       [_]

          Post-Effective Amendment No.  115                      [X]

                                      and

     REGISTRATION STATEMENT UNDER THE INVESTMENT
     COMPANY ACT OF 1940                                         [_]

          Amendment No. 49                                       [X]
          (Check appropriate box or boxes)

                             NVEST FUNDS TRUST II
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

              399 Boylston Street, Boston, Massachusetts    02116
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)     (Zip Code)


Registrant's Telephone Number, including Area Code (617) 449-2801
--------------------------------------------------------------------------------

                            John E. Pelletier, Esq.
                         Nvest Funds Distributor, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

                                   Copy to:
                               John Loder, Esq.
                                 Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)
[X]  on May 1, 2001 pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on (date) pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2)
[_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] CDC Nvest Funds
          CDC IXIS Asset Management Distributors
________________________________________________________________________________

                                   CDC Nvest
                             Tax Free Income Funds

                               CDC Nvest Municipal Income Fund
                                      Loomis, Sayles & Company, L.P.

                               CDC Nvest Massachusetts Tax Free Income Fund
                                      Loomis, Sayles & Company, L.P.

[photo]

                                  Prospectus
                                  May 1, 2001


                                 What's Inside

                           Goals, Strategies & Risks
                                    Page X

                             Fund Fees & Expenses
                                    Page X

                                Management Team
                                    Page X

                                 Fund Services
                                    Page X

                               Fund Performance
                                    Page X

 The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest
                                    Funds.

                                CDC Nvest Funds
               399 Boylston Street, Boston, Massachusetts 02116
                                 800-225-5478
                             www.cdcnvestfunds.com

Table of Contents

GOALS STRATEGIES & RISKS

CDC Nvest Municipal Income Fund
CDC Nvest Massachusetts Tax Free Income Fund

FUND FEES & EXPENSES

Fund Fees & Expenses

MORE ABOUT RISK

More About Risk

MANAGEMENT TEAM

Meet the Funds' Investment Adviser and Subadviser
Meet the Funds' Portfolio Managers

FUND SERVICES

Investing in the Funds
How Sales Charges Are Calculated
Ways to Reduce or Eliminate Sales Charges
It's Easy to Open an Account
Buying Shares
Selling Shares
Selling Shares in Writing
Exchanging Shares
Restrictions on Buying, Selling and Exchanging Shares
How Fund Shares Are Priced
Dividends and Distributions
Tax Consequences
Compensation to Securities Dealers
Additional Investor Services

FUND PERFORMANCE

CDC Nvest Municipal Income Fund
CDC Nvest Massachusetts Tax Free Income Fund

Glossary of Terms

If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

   Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks
-------------------------

CDC Nvest Municipal Income Fund

                         ------------------------------------------------------
                                                     Fund Focus
                         ------------------------------------------------------
                                              Stability     Income     Growth
                         ------------------------------------------------------
                         High
                         ------------------------------------------------------
                         Mod.                     X            X
                         ------------------------------------------------------
                         Low                                              X
                         ------------------------------------------------------

                         ------------------------------------------------------
                                                          Duration
                         ------------------------------------------------------
                                                   Short        Int.      Long
                         ------------------------------------------------------
                         High                                               X
                         ------------------------------------------------------
                         Mod.
                         ------------------------------------------------------
                         Low
                         ------------------------------------------------------


Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
               Management Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:      Kent P. Newmark
Category:      Tax Free Income

     Ticker Symbol:      Class A             Class B
                          NEFTX               NETBX
Investment Goal

The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers ("municipal securities"), which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in municipal securities, including those of states, other political subdivisions of the United States and local governments. It will invest at least 85% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's")), and the other 15% may be invested in non-investment grade bonds (those rated below BBB by S&P and below Baa by Moody's). The Fund's portfolio managers will generally shift assets among investment-grade bonds depending on economic conditions and outlook in order to increase appreciation potential.

Loomis Sayles follows a total-return oriented investment approach in selecting securities for the Fund. It takes into account economic conditions and market conditions as well as issuer-specific data, such as:

 X   revenue projections and spending requirements/forecasts

 X   earnings prospects and cashflow

 X   debt as a percentage of assets and cashflow

 X borrowing requirements, debt maturity schedules and reserve requirements

 X the relationship between cash flows and dividend obligations

 X   the experience and perceived strength of management

 X   price responsiveness of the security to interest rate changes

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

 .    Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

 .    Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the municipal marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

 .    The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to emphasize the range of the credit quality most likely to provide the Fund with the highest level of tax-free income.

 .    Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It invests in general obligation bonds and revenue bonds nationwide and across a variety of municipal sectors. This use of multi-state and multi-sector diversification helps provide increased protection against local economic downturns or bond rating downgrades.

The Fund may:

 .    Invest in "private activity" bonds, which may subject a shareholder to an alternative minimum tax.

 .    Invest in zero-coupon bonds.

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and ten-year periods (since inception if shorter) compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the Class B shares will differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

--------------------------------------------------------------------------------
                                  Total Return
    1991       1992    1993    1994    1995   1996   1997   1998    1999   2000
   11.64%      8.70%  12.16%  -8.02%  17.21%  4.63%  8.57%  5.35%  -2.75%  8.76%
--------------------------------------------------------------------------------


 .    Highest Quarterly Return: First Quarter 1995, up 8.46%

 .    Lowest Quarterly Return: First Quarter 1994, down 6.55%

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the Lehman Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Municipal National Long Average ("Morningstar Muni Nat'l. Long Average") and Lipper General Municipal Average, each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. The Lehman Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Muni Nat'l. Long Average and Lipper General Municipal returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------
Average Annual Total Returns                                                    Since Class B
(for the periods ended December 31,   Past 1 Year Past 5 Years   Past 10 Years    Inception
2000)
---------------------------------------------------------------------------------------------
CDC Nvest Municipal Income Fund:
        Class A (inception 5/9/77)      3.83%         3.86%           5.90%
        Class B (inception 9/13/93)     2.96%         3.71%                           3.74%
---------------------------------------------------------------------------------------------
Lehman Municipal Bond Index            11.68%         5.84%           7.32%           5.75%
---------------------------------------------------------------------------------------------
Morningstar Muni Nat'l Long Average    10.17%         4.51%           6.60%           4.53%
---------------------------------------------------------------------------------------------
Lipper General Municipal Average       10.83%         4.65%           6.67%           4.69%
---------------------------------------------------------------------------------------------

Each Index is calculated from 12/31/90 for Class A shares and 9/30/93 for Class
                                   B shares.

 For actual past expenses of Classes A and B shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks
-------------------------

CDC Nvest Massachusetts Tax Free Income Fund


                                         ------------------------------------
                                                      Fund Focus
                                         ------------------------------------

                                                  Stability   Income  Growth
                                         ------------------------------------
                                         High                    X
                                         ------------------------------------
                                         Mod.        X
                                         ------------------------------------
                                         Low                             X
                                         ------------------------------------

                                         ------------------------------------
                                                          Duration
                                         ------------------------------------
                                                     Short      Int.    Long
                                         ------------------------------------
                                         High                            X
                                         ------------------------------------
                                         Mod.
                                         ------------------------------------
                                         Low
                                         ------------------------------------


Adviser:    CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
            Management Advisers")
Subadviser: Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:   Kent P. Newmark
Category:   Tax Free Income


     Ticker Symbol:                   Class A               Class B
                                      NEFMX                 NEMBX

Investment Goal

The Fund seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund is a non-diversified Fund that typically invests in a mix of Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams. It is a fundamental policy of the Fund to normally invest 80% of its net assets in debt obligations exempt from regular federal income tax. Loomis Sayles manages the Fund so that shareholders are also exempt from Massachusetts personal income taxes. To achieve this goal, the Fund invests (1) at least 90% of its assets in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax ("AMT")) and Massachusetts personal income tax ("Massachusetts Tax-Exempt Securities") and (2) not more than 20% of its assets in debt obligations on which the interest is subject to AMT for individuals. The Fund will also invest at least 65% of its assets in securities that are exempt from Massachusetts state income tax. Additionally, at least 85% of the Fund's assets will consist of securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or are non-rated but are considered to be of comparable quality by Loomis Sayles.

Loomis Sayles follows a conservative total-return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer specific data, and attempts to construct a portfolio with the following characteristics:

X   Average credit rating of A (as rated by S&P or Moody's)

X    Average maturity of between 15 and 25 years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

 .    The Fund's portfolio managers work closely with municipal bond analysts to develop an outlook on the economy from research provided by various Wall Street firms as well as specific forecasting services.

 .    Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the obligations available in Massachusetts. This value analysis uses quantitative tools such as internal and external computer systems and software.

 .    The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum most likely to provide the Fund with the highest level of tax free income consistent with overall credit quality.

 .    Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds issued by the Massachusetts government and its agencies.


The Fund may:

 .    Invest up to 15% of its assets in bonds below investment grade (those rated or lower by S&P or Fitch, Ba or lower by Moody's, or considered to be of comparable grade by Loomis Sayles if non-rated).

 .    Invest in zero-coupon bonds.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

State specific: Weakness in the local or national economy and other economic or regulatory events impacting Massachusetts generally could adversely affect the credit ratings and creditworthiness of Massachusetts municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

Non-diversified status: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and ten-year periods (since inception if shorter) compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the Class B shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


--------------------------------------------------------------------------------
                                  Total Return
   1991     1992     1993    1994    1995   1996   1997   1998    1999   2000
  11.47%    9.04%   12.43%  -7.37%  17.81%  3.24%  9.32%  4.94%  -4.12%  9.27%
--------------------------------------------------------------------------------


 .    Highest Quarterly Return: First Quarter 1995, up 7.55%

 .    Lowest Quarterly Return: First Quarter 1994, down 6.11%


The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the Lehman Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Municipal Single State Long Average ("Morningstar Muni Single State Long Average") and the Lipper Massachusetts Municipal Debt Average ("Lipper MA Muni Debt Average"), each an average of the annual total returns of all mutual funds with an investment objective similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. The Lehman Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Muni Single State Long Average and Lipper MA Muni Debt Average returns have been adjusted for these expenses but do not reflect a sales charge.

------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                    Past 1       Past 5      Past 10       Since Class
(for the periods ended December 31, 2000)                         Year        Years       Years        B Inception
------------------------------------------------------------------------------------------------------------------------
CDC Nvest Massachusetts Tax Free Income Fund:
      Class A (inception 3/23/84)                                 4.60%        3.50%       5.88%
      Class B (inception 9/13/93)                                 3.59%        3.41%                      3.65%
------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index                                      11.68%        5.84%       7.32%          5.75%
------------------------------------------------------------------------------------------------------------------------
Morningstar Muni Single State Long Average                       10.75%        4.65%       6.63%          4.56%
------------------------------------------------------------------------------------------------------------------------
Lipper MA Muni Debt Average                                      11.53%        4.74%       6.87%          4.69%
------------------------------------------------------------------------------------------------------------------------

          Each Index is calculated from 12/31/90 for Class A shares
                        and 9/30/93 for Class B shares.

  For actual past expenses of Classes A and B shares, see the section entitled
                            "Fund Fees & Expenses."

 Fund Fees & Expenses
---------------------




The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------
                                                   Municipal Income              Massachusetts
                                                          Fund                        Fund
------------------------------------------------------------------------------------------------------
                                                 Class A       Class B       Class A       Class B
------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering         4.50%        None          4.25%          None
   price)(1)(2)
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as
   a percentage of original purchase price
   or redemption proceeds, as                    (3)           5.00%         (3)            5.00%
   applicable)(2)
------------------------------------------------------------------------------------------------------
Redemption fees                                   None*        None*         None*          None*
------------------------------------------------------------------------------------------------------

(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services".

(2)  Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services".

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

----------------------------------------------------------------------------------------------------------------------------
                                                          Municipal                       Massachusetts
                                                         Income Fund                   Tax Free Income Fund**
----------------------------------------------------------------------------------------------------------------------------
                                                  Class A          Class B          Class A              Class B
----------------------------------------------------------------------------------------------------------------------------
Management fees                                    0.45%             0.45%            0.60%                0.60%
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees           0.25%             1.00%*           0.35%                1.00%*
----------------------------------------------------------------------------------------------------------------------------
Other expenses                                     0.25%             0.25%            0.44%                0.44%
----------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses               0.95%             1.70%            1.39%                2.04%
----------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or expense reimbursement            0.00%             0.00%            0.00%                0.00%
----------------------------------------------------------------------------------------------------------------------------
Net Expenses                                       0.95%             1.70%            1.39%                2.04%
----------------------------------------------------------------------------------------------------------------------------

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** CDC IXIS Asset Management Advisers has given a binding undertaking to limit the amount of this Fund's total fund operating expenses to 1.40% and 2.05% annually of the Fund's average daily net assets for Class A and Class B shares, respectively. This undertaking is in effect until May 1, 2002 and will be reevaluated on an annual basis. Expense information for this Fund has been restated to reflect current fees and expenses.

Example


This example, which is based upon the expenses* shown above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

     .    You invest $10,000 in a Fund for the time periods indicated;

     .    Your investment has a 5% return each year; and

     .    A Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------------
                       Municipal                       Massachusetts
                      Income Fund                   Tax Free Income Fund
-----------------------------------------------------------------------------
              Class A          Class B         Class A          Class B
-----------------------------------------------------------------------------
                            (1)        (2)                   (1)       (2)
-----------------------------------------------------------------------------
1 year         $  543     $  673     $  173     $  560     $  707     $  207
-----------------------------------------------------------------------------
3 years        $  739     $  836     $  536     $  846     $  940     $  640
-----------------------------------------------------------------------------
5 years        $  952     $1,123     $  923     $1,153     $1,298     $1,098
-----------------------------------------------------------------------------
10 years**     $1,564     $1,810     $1,810     $2,023     $2,202     $2,202
-----------------------------------------------------------------------------

(1) Assumes redemption at end of period.

(2) Assumes no redemption at end of period.

* The examples are based on the Net Expenses shown above for the 1-year period illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject by investing in various types of securities or engaging in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures and Swap Contracts Risks (Municipal Income Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

Political Risk The risk of losses directly attributable to government or political actions.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than it can sell them for.

Management Team
---------------

Meet the Funds' Investment Adviser and Subadviser

The CDC Nvest Funds family currently includes 28 mutual funds with a total of over $6 billion in assets under management as of December 31, 2000. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers CDC Nvest Tax Free Income Funds (the "Funds"), which along with CDC Nvest Income Funds, CDC Nvest Equity Funds, CDC Nvest Star Funds and Kobrick Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."


CDC IXIS Asset Management Advisers, L.P.

CDC IXIS Asset Management Advisers (formerly Nvest Funds Management, L.P.), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Asset Management Advisers is a subsidiary of CDC IXIS Asset Management - North America, L.P. ("CDC IXIS Asset Management - North America") (formerly Nvest Companies, L.P.), which is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. As of December 31, 2000 CDC IXIS Asset Management - North America's 17 principal subsidiary or affiliated asset management firms collectively had $135 billion in assets under management. CDC IXIS Asset Management Advisers oversees, evaluates and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to each Fund. CDC IXIS Asset Management Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below make the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds in 2000 as a percentage of each Fund's average daily net assets were 0.45% for Municipal Income Fund and 0.34% (after waiver or reimbursement) for the Massachusetts Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management - North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $66 billion in assets under management as of December 31, 2000. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC"), which permits CDC IXIS Asset Management Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Asset Management Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Asset Management Advisers, if approved by the Board of Trustees. Shareholders will be notified of any subadviser changes.

Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management - North America, CDC IXIS Asset Management Advisers and Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Meet the Funds' Portfolio Managers


Kent P. Newmark

Kent Newmark has served as co-portfolio manager of Municipal Income Fund and Massachusetts Tax Free Income Fund since June 2001. Mr. Newmark is Vice President, Portfolio Manager and Core Bond Group Senior Partner of Loomis Sayles. He began his investment career in 1963 and has been at Loomis Sayles since 1976. Mr. Newmark received a B.S. and an M.B.A. from the University of California. He is also a Chartered Investment Counselor and has over 38 years of investment experience.

Fund Services
-------------

Investing in the Funds

Choosing a Share Class

Each Fund offers Class A and B shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

 .    You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

 .    You pay lower annual expenses than Class B shares, giving you the potential for higher returns per share.

 .    You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

 .    You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

 .    You pay higher annual expenses than Class A shares.

 .    You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges Are
     Calculated."

 .    Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

 .    Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

For actual past expenses of Class A and B shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.


Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services
-------------

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

------------------------------------------------------------------------------------------------

                                 Municipal Income Fund        Massachusetts Tax Free Income Fund
------------------------------------------------------------------------------------------------
                                 Class A Sales Charges              Class A Sales Charges
     Your Investment          As a % of     As a % of your       As a % of      As a % of your
                              offering        investment      offering price      investment
                                price
------------------------------------------------------------------------------------------------
Less than     $ 50,000         4.50%              4.71%            4.25%             4.44%
------------------------------------------------------------------------------------------------
$  50,000  -  $ 99,000         4.50%              4.71%            4.00%             4.17%
------------------------------------------------------------------------------------------------
$ 100,000  -  $249,999         3.50%              3.63%            3.50%             3.63%
------------------------------------------------------------------------------------------------
$ 250,000  -  $499,999         2.50%              2.56%            2.50%             2.56%
------------------------------------------------------------------------------------------------
$ 500,000  -  $999,999         2.00%              2.04%            2.00%             2.04%
------------------------------------------------------------------------------------------------
$1,000,000 or more                0%                 0%               0%                0%
------------------------------------------------------------------------------------------------

*For purchases of Class A shares of the Funds of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------
        Class B Contingent Deferred Sales Charges
--------------------------------------------------------
 Year Since Purchase        CDSC on Shares Being Sold
--------------------------------------------------------
        1/st/                        5.00%
--------------------------------------------------------
        2/nd/                        4.00%
--------------------------------------------------------
        3/rd/                        3.00%
--------------------------------------------------------
        4/th/                        3.00%
--------------------------------------------------------
        5/th/                        2.00%
--------------------------------------------------------
        6/th/                        1.00%
--------------------------------------------------------
     Thereafter                      0.00%
--------------------------------------------------------


How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

 .  is calculated based on the number of shares you are selling;

 . is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

 . is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

 . for year one applies to redemptions through the day one year after the date which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

 .  increases in net asset value above the purchase price; or

 . shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services
-------------

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares utilizing the chart on the previous page, including:

 .  Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest
   Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B shares may be used toward meeting the letter of intent.

 .  Combining Accounts -- allows you to combine shares of multiple CDC Nvest
   Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Eliminating Sales Charges and CDSC

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

 . Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

 . Selling brokers, sales representatives or other intermediaries under arrangements with the Distributor;

 .  Fund Trustees and other individuals who are affiliated with any CDC Nvest
   Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

 .  Participants in certain Retirement Plans with at least 100 eligible employees
   (one-year CDSC may apply);

 . Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

 . Investments of $100,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, A REDEMPTION IS A SALE THAT INVOLVES TAX CONSEQUENCES, EVEN IF THE PROCEEDS ARE LATER REINVESTED. Please consult your tax adviser for how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Class A or B Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

 . to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

 .  to make payments through a systematic withdrawal plan; or

 .  due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services
-------------

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.  Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:


                                                                       Minimum to Open
                                                Minimum to Open       an Account Using     Minimum for Existing
           Type of Account                        an Account         Investment Builder          Accounts
Any account other than those listed below           $2,500                  $100                   $100

Accounts registered under the Uniform Gifts
to Minors Act ("UGMA") or the Uniform               $2,500                  $100                   $100
Transfers to Minors Act ("UTMA")

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.  Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

800-225-5478, press 1

CDC Nvest Funds Web Site

www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

 . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

 . review your account balance, recent transactions, Fund prices and recent performance;

 .  order duplicate account statements; and

 .  obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services
-------------

Buying Shares


                                     Opening an                            Adding to an
                                      Account                                 Account
Through Your Investment Dealer
                         .    Call your investment dealer             .    Call your investment dealer
                              for information.                             for information.

By Mail
                         .    Make out a check in U.S. dollars        .    Make out a check in U.S. dollars
                              for the investment amount, payable to        for the investment amount, payable to
                              "CDC Nvest Funds."  Third party              "CDC Nvest Funds."  Third party
                              checks and "starter" checks will not         checks and "starter" checks will not
                              be accepted.                                 be accepted.
[envelope icon]          .    Mail the check with your completed      .    Fill out the detachable investment
                              application to CDC Nvest Funds, P.O.         slip from an account statement.  If
                              Box 8551, Boston, MA 02266-8551              no slip is available, include with
                                                                           the check a letter specifying the
                                                                           Fund name, your class of shares, your
                                                                           account number and the registered
                                                                           account name(s).  To make investing
                                                                           even easier, you can order more
                                                                           investment slips by calling 800-225-5478.

By Exchange

                         .    The exchange must be for a minimum      .    The exchange must be for a minimum
                              of $1,000 or for all of your shares.         of $1,000 or for all of your shares.
[exchange icon]          .    Obtain a current prospectus for         .    Call your investment dealer or CDC
                              the Fund into which you are                  Nvest Funds at 800-225-5478 or visit
                              exchanging by calling your investment        www.cdcnvestfunds.com to request an
                              dealer or CDC Nvest Funds at                 exchange.
                              800-225-5478.                           .    See the section entitled
                         .    Call your investment dealer or CDC           "Exchanging Shares" for more details.
                              Nvest Funds to request an exchange.
                         .    See the section entitled
                              "Exchanging Shares" for more details.

By Wire
                         .    Call CDC Nvest Funds at                 .    Visit www.cdcnvestfunds.com
                              800-225-5478 to obtain an                    to add shares to your account
                              account number and wire                      by wire.
[wire icon]                   transfer instructions.  Your            .    Instruct your bank to
                              bank may charge you for such a               transfer funds to State Street
                              transfer.                                    Bank & Trust Company, ABA#
                                                                           011000028, and DDA # 99011538.
                                                                      .    Specify the Fund name, your
                                                                           class of shares, your account
                                                                           number and the registered
                                                                           account name(s).  Your bank
                                                                           may charge you for such a
                                                                           transfer.

Automatic Investing Through Investment Builder

                              .    Indicate on your application       .    Please call CDC Nvest Funds
                                   that you would like to begin an         at 800-225-5478 for a Service
[builder icon]                     automatic investment plan               Options Form.  A signature
                                   through Investment Builder and          guarantee may be required to
                                   the amount of the monthly               add this privilege.
                                   investment ($100 minimum).         .    See the section entitled
                              .    Send a check marked "Void"              "Additional Investor Services".
                                   or a deposit slip from your
                                   bank account along with your
                                   application.

Through Automated Clearing House ("ACH")
                              .    Ask your bank or credit            .    Call CDC Nvest Funds at
                                   union whether it is a member of         800-225-5478 or visit
                                   the ACH system.                         www.cdcnvestfunds.com to add
                              .    Complete the "Bank Information"         shares to your account through
                                   section on your account                 ACH.
                                   application.                       .    If you have not signed up
                              .    Mail your completed                     for the ACH system, please
                                   application to CDC Nvest Funds,         call CDC Nvest Funds for a
[ACH icon]                         P.O. Box 8551, Boston, MA               Service Options Form.  A
                                   02266-8551.                             signature guarantee may be
                                                                           required to add this privilege.

Fund Services
-------------

Selling Shares

                      To Sell Some or All of Your Shares

Certain restrictions may apply. See the section entitled "Restrictions on Buying, Selling and Exchanging Shares."


Through Your Investment Dealer
                         .    Call your investment dealer for information.

By Mail
                         .    Write a letter to request a redemption specifying
                              the name of your Fund, your class of shares, your
                              account number, the exact registered account
                              name(s), the number of shares or the dollar amount
                              to be redeemed and the method by which you wish to
                              receive your proceeds. Additional materials may be
                              required. See the section entitled "Selling Shares
                              in Writing."
[envelope icon]          .    The request must be signed by all of the owners of
                              the shares and must include the capacity in which they are signing, if appropriate.
                         .    Mail your request by regular mail to CDC Nvest
                              Funds, P.O. Box 8551, Boston, MA 02266-8551 or by registered, express or certified mail to CDC Nvest
                              Funds, 66 Brooks Drive, Braintree, MA 02184.
                         .    Your proceeds (less any applicable CDSC) will be
                              delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received in good order. You may also choose to redeem by wire or through ACH (see below).

By Exchange

                         . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.

[exchange icon]          .    Call CDC Nvest Funds or visit
                              www.cdcnvestfunds.com to request an exchange.

                         . See the section entitled "Exchanging Shares" for more details.

By Wire
                         .    Fill out the "Bank Information" section on your
                              account application.
[wire icon]              .    Call CDC Nvest Funds at 800-225-5478, visit
                              www.cdcnvestfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                         .    Proceeds (less any applicable CDSC) will generally
                              be wired on the next business day. A wire fee
                              (currently $5.00) will be deducted from the proceeds.

Through Automated Clearing House
                         . Ask your bank or credit union whether it is a member of the ACH system.

                         .    Complete the "Bank Information" section on your
                              account application.
[ACH icon]               .    If you have not signed up for the ACH system on
                              your application, please call CDC Nvest Funds at 800-225-5478 for a Service Options Form.

                         .    Call CDC Nvest Funds or visit
                              www.cdcnvestfunds.com to request a redemption through this system.
                         . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Systematic Withdrawal Plan
                         . Please refer to the section entitled "Additional Investor Services" or call CDC Nvest

                              Funds at 800-225-5478 or your financial
                              representative for information.

[systematic icon]        .    Because withdrawal payments may have tax
                              consequences, you should consult your tax adviser before establishing such a plan.


By Telephone
                         .    You may receive your proceeds by mail, by wire or
                              through ACH (see above).
[telephone icon]         .    Call CDC Nvest Funds at 800-225-5478 to choose the
                              method you wish to use to redeem your shares.

By Check (for Class A only)
                         .    Select the check writing option on your account
                              application and complete the attached signature
                              card.
[check icon]             .    To add this privilege to an existing account, call
                              CDC Nvest Funds at 800-225-5478 for a Service
                              Options Form.
                         .    Each check must be written for $500 or more.
                         .    You may not close your account by withdrawal
                              check. Please call your financial representative or CDC Nvest Funds to close an account.

Fund Services
-------------

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

 .    your address of record has been changed within the past 30 days;

 .    you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

 .    a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

 .    a financial representative or securities dealer;

 .    a federal savings bank, cooperative, or other type of bank;

 .    a savings and loan or other thrift institution;

 .    a credit union; or

 .    a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.


Seller (Account Type)                        Requirements for Written Requests


Individual, joint, sole proprietorship,      .  The request must include the
UGMA/UTMA (minor accounts)                      signatures of all persons
                                                authorized to sign, including
                                                title, if applicable.

                                             .  Signature guarantee, if
                                                applicable (see above).

Corporate or association accounts            .  The request must include the
                                                signatures of all persons
                                                authorized to sign, including
                                                title.

Owners or trustees of trust accounts         .  The request must include the
                                                signatures of all trustees
                                                authorized to sign, including
                                                title.

                                             .  If the names of the trustees are
                                                not registered on the account,
                                                please provide a copy of the
                                                trust document certified within
                                                the past 60 days.

                                              . Signature guarantee, if
                                                applicable (see above).

Joint tenancy whose co-tenants are deceased   . The request must include the
                                                signatures of all surviving
                                                tenants of the account.

                                              . Copy of the death certificate.

                                              . Signature guarantee if proceeds
                                                check is issued to other than
                                                the surviving tenants.

Power of Attorney (POA)                       . The request must include the
                                                signatures of the attorney-in-
                                                fact, indicating such title.

                                              . A signature guarantee.

                                              . Certified copy of the POA
                                                document stating it is still in
                                                full force and effect,
                                                specifying the exact Fund and
                                                account number, and certified
                                                within 30 days of receipt of
                                                instructions.*

Executors of estates, administrators,         . The request must include the
guardians, conservators                         signatures of all those
                                                authorized to sign, including
                                                capacity.

                                              . A signature guarantee.

                                              . Certified copy of court document
                                                where signer derives authority,
                                                e.g.: Letters of Administration,
                                                Conservatorship and Letters
                                                Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services
-------------

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds declare dividends for each class daily and pay them monthly. Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund:

Restriction                                 Situation
The Fund may suspend the right of           .  When the New York Stock Exchange
redemption or postpone payment                 (the "Exchange") is closed (other
for more than 7 days:                          than a weekend/holiday)

                                            .  During an emergency
                                            .  Any other period permitted by the
                                               SEC
The Fund reserves the right to suspend      .  With a notice of a dispute
account services or refuse transaction         between registered owners
requests:                                   .  With suspicion/evidence of a
                                               fraudulent act

The Fund may pay the redemption price in    .  When it is detrimental for the
whole or in part by a distribution in          Fund to make cash payments as
kind of readily marketable securities in       determined in the sole discretion
lieu of cash or may take up to 7 days to       of the Adviser or subadviser
pay a redemption request in order to raise
capital:
The Fund may withhold redemption proceeds   .  When redemptions are made within
until the check or funds have cleared:         10 calendar days of purchase by
                                               check or ACH of the shares being
                                               redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

The Fund recommends that certificates be sent by registered mail.

Small Account Redemption

When the Fund account falls below a set minimum (currently $1,000 as set by the Board of Trustees), the Fund may close your account and send you the proceeds. You will have 60 days after being notified of the Fund's intention to close your account to increase its amount to the set minimum. This does not apply to certain qualified retirement plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.

Fund Services
-------------

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =    Total market value of securities + Cash and other assets - Liabilities
                     -----------------------------------------------------------------------
                     Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

 .    A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Fund shares will not be priced on the days on which the Exchange is closed for trading.

 .    The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

 .    Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

 .    A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement pursuant to which it may accept orders after 5:00 p.m., but not later than 8:00 p.m.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

Equity securities -- most recent sales or quoted bid price or as provided by a pricing service if a sales or quoted bid price is unavailable.

Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

Securities traded on foreign exchanges -- most recent sale/bid price on the non-
  U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Board of Trustees at the close of regular trading on the Exchange.

Options -- last sale price, or if not available, last offering price.

Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Board of Trustees.

All other securities -- fair market value as determined by the adviser or subadviser of the Fund under the direction of the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services
-------------

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (tax exempt and taxable income other than long-term capital gains) in the form of dividends. The Funds declare dividends for each class daily and pay them monthly. The Funds expect to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

 .    Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

 .    Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

 .    Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan CDC Nvest Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

The Funds intend to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify as a "regulated investment company" and thus do not expect to pay any federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet all the requirements of the Code necessary to ensure that it is qualified to pay "exempt interest dividends," which means that the Funds can pass to shareholders the federal tax-exempt status of interest they received from obligations paying tax-exempt interest. Such dividends derived from Massachusetts Tax Exempt Securities are also exempt from Massachusetts personal income taxes. The Funds may, however, invest a portion of its assets in securities that generate income that is not exempt from federal or state taxes.

Distributions derived from short-term capital gains or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. Distributions of gains from investments that the Funds owned for more than one year that are designated by the Funds as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Distributions are taxable to you even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares.

The Massachusetts Fund may at times purchase Massachusetts tax-exempt securities at a discount from the price at which they were originally issued. For federal income tax purposes and Massachusetts personal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to you as such when it is distributed to you.

Any gain resulting from the sale of your Fund shares will generally be subject to tax.

An exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax.

If you receive social security or railroad retirement benefits, you may be taxed on a portion of those benefits as a result of receiving exempt interest dividends. Also, an investment in the Funds may result in a liability for federal alternative minimum tax as well as state and local taxes, both for individual and corporate shareholders. You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


Special tax considerations for Municipal Income Fund

Dividends paid to you as a shareholder of the Municipal Income Fund that are derived from interest on Municipal Securities are "exempt-interest dividends" and may be excluded from gross income on your federal tax return. However, if you receive Social Security or railroad retirement benefits, you may be taxed on a portion of those benefits as a result of receiving tax-exempt income. Also, if the Fund invests in "private activity" municipal securities, a portion of the Fund's dividends may constitute a tax preference item subject to the alternative minimum tax.

The federal exemption for "exempt-interest dividends" does not necessarily result in exemption from state and local taxes. Distributions of these dividends may be exempt from local and state taxation to the extent they are derived from the state and locality in which you reside. You should check the consequences under your local and state tax laws before investing in the Fund. The Fund will report annually on a state-by-state basis the source of income the Fund receives on tax-exempt bonds that was paid out as dividends during the preceding year. The Fund also may invest a portion of its assets in securities that generate income that is not generally exempt from federal and state taxes.

Fund Services
-------------

Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A share of the Massachusetts Fund also pays an annual distribution fee of 0.10% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services
-------------

Additional Investor Services


Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."


Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.


Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.


Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."


CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.


CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.


Electronic Mail Delivery

This delivery option allows you to receive important fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include confirmation statements, quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive; speed up the availability of your documents; and lower expenses to your fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

Fund Performance

The financial highlights table is intended to help you understand each Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available without charge upon request..

CDC Nvest Municipal Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Class A                                    Class B
----------------------------------------------------------------------------------------------------------------------------------
                                                         Year Ended December 31,                     Year Ended December 31,
                                                1996     1997     1998     1999     2000     1996    1997    1998   1999     2000
Net Asset Value, Beginning of the Year        $   7.60 $   7.53 $   7.75 $   7.76 $   7.17 $  7.60 $  7.53 $  7.75 $  7.76 $  7.17
                                              -------- -------- -------- -------- -------- ------- ------- ------- ------- -------

Income From Investment Operations
Net Investment Income                             0.41     0.40     0.39     0.39     0.40    0.35    0.34    0.33    0.33    0.35
Net Realized and Unrealized Gain (Loss) on
 Investments                                     (0.07)    0.23     0.01    (0.59)    0.21   (0.07)   0.23    0.01   (0.59)   0.21
                                              -------- -------- -------- -------- -------- ------- ------- ------- ------- -------
Total From Investment Operations                  0.34     0.63     0.40    (0.20)    0.61    0.28    0.57    0.34   (0.26)   0.56
                                              -------- -------- -------- -------- -------- ------- ------- ------- ------- -------
Less Distributions
Distributions From Net Investment Income         (0.41)   (0.41)   (0.39)   (0.39)   (0.39)  (0.35)  (0.35)  (0.33)  (0.33)  (0.34)

Total Distributions                              (0.41)   (0.41)   (0.39)   (0.39)   (0.39)  (0.35)  (0.35)  (0.33)  (0.33)  (0.34)
                                              -------- -------- -------- -------- -------- ------- ------- ------- ------- -------
Net Asset Value, End of the Year              $   7.53 $   7.75 $   7.76 $   7.17 $   7.39 $  7.53 $  7.75 $  7.76 $  7.17 $  7.39
                                              ======== ======== ======== ======== ======== ======= ======= ======= ======= =======

Total Return (%) (a)                               4.6      8.6      5.3     (2.8)     8.8     3.9     7.8     4.5    (3.5)    8.0

Ratios/Supplemental Data
Ratio of Operating Expenses to Average
 Net Assets (%)                                   0.92     0.93     0.93     0.93     0.95    1.67    1.68    1.68    1.68    1.70
Ratio of Net Investment Income to Average
 Net Assets (%)                                   5.46     5.19     5.03     5.13     5.39    4.71    4.44    4.28    4.38    4.64
Portfolio Turnover Rate (%)                         24       14       26      137      156      24      14      26     137     156
Net Assets, End of the Year (000)             $180,983 $177,099 $172,643 $152,829 $142,539 $12,568 $13,356 $15,878 $15,644 $14,520
----------------------------------------------------------------------------------------------------------------------------------

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations

Fund Preformance
----------------
CDC Nvest Massachusetts Tax Free Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Class A                                 Class B
                                                            Year Ended December 31,                Year Ended December 31,
                                                  1996    1997      1998    1999       2000   1996   1997   1998    1999     2000
Net Asset Value, Beginning of Year             $  16.85 $  16.50  $  17.13 $ 17.02   $ 15.48 $16.82 $16.47 $17.09  $16.98   $15.45
                                               -------- --------  -------- -------   ------- ------ ------ ------  ------   ------

Income From Investment Operations
Net Investment Income                              0.87     0.86      0.86    0.82      0.82   0.75   0.76   0.74    0.71     0.71
Net Realized and Unrealized Gain (Loss) on
  Investments                                     (0.35)    0.63     (0.04)  (1.50)     0.57  (0.34)  0.62  (0.03)  (1.49)    0.58
                                               -------- --------  -------- -------   ------- ------ ------ ------  ------   ------
Total From Investment Operations                   0.52     1.49      0.82   (0.68)     1.39   0.41   1.38   0.71   (0.78)    1.29
                                               -------- --------  -------- -------   ------- ------ ------ ------  ------   ------

Less Distributions
Distributions From Net Investment Income          (0.87)   (0.86)    (0.85)  (0.83)    (0.81) (0.76) (0.76) (0.74)  (0.72)   (0.71)
Distributions From Net Realized Gains              0.00     0.00     (0.08)  (0.03)     0.00   0.00   0.00  (0.08)  (0.03)    0.00
Distributions in Excess of Net Realized Gains      0.00     0.00      0.00    0.00(b)   0.00   0.00   0.00   0.00    0.00(b)  0.00
                                               -------- --------  -------- -------   ------- ------ ------ ------  ------   ------
Total Distributions                               (0.87)   (0.86)    (0.93)  (0.86)    (0.81) (0.76) (0.76) (0.82)  (0.75)   (0.71)
                                               -------- --------  -------- -------   ------- ------ ------ ------  ------   ------

Net Asset Value, End of Year                   $  16.50 $  17.13  $  17.02 $ 15.48   $ 16.06 $16.47 $17.09 $16.98  $15.45   $16.03
                                               -------- --------  -------- -------   ------- ------ ------ ------  ------   ------

Total Return (% )(a)                                3.2      9.3       4.9    (4.1)      9.3    2.6    8.6    4.2    (4.7)     8.6

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net
  Assets(%)(c)                                     0.90     1.00      1.00    1.00      1.13   1.55   1.65   1.65    1.65     1.78
Ratio of Net Investment Income to Average
  Net Assets(%)                                    5.31     5.17      4.93    5.02      5.24   4.66   4.52   4.28    4.37     4.59
Portfolio Turnover Rate (%)                         140      132       125      73        68    140    132    125      73       68
Net Assets, End of Year (000)                  $112,934 $113,869  $113,910 $97,270   $91,785 $7,442 $7,399 $9,026  $8,874   $8,715
----------------------------------------------------------------------------------------------------------------------------------

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations.
(b)  Amount is less than $0.01.
(c) The adviser and subadviser agreed to reimburse a portion of the Funds expenses during the period. Without these reimbursements, expense ratios would have been higher.

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments, to a Fund's shareholders, of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as S&P, Moody's, or Fitch. Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net asset value (NAV) -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e. earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield - The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                     Notes

                                     Notes

            If you would like more information about the Funds, the
             following documents are available free upon request:

        Annual and Semiannual Reports-- Provide additional information about each Fund's investments. Each report includes a
         discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To reduce costs, we mail one copy per household.
                For more copies call CDC IXIS Asset Management
                    Distributors, L.P. at the number below.

            Statement of Additional Information (SAI) -- Provides
           more detailed information about the Funds, has been filed
      with the SEC and is incorporated into this Prospectus by reference.

                  To order a free copy of a Fund's annual or
             semiannual report or its SAI, contact your financial
                       representative, or the Funds at:

                 CDC IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com

               Your financial representative or CDC Nvest Funds
         will also be happy to answer your questions or to provide any additional information that you may require.

            You can review and copy a Fund's reports and SAI at the Public Reference Room of the SEC in Washington, D.C. Text-only copies are available free from the Commission's Web site at: www.sec.gov.

  Copies of these publications are also available for a fee and information on the operation of the Public Reference Room may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by
                                               ------------------
           writing or calling the Public Reference Room of the SEC,
                          Washington, D.C. 20549-0102
                           Telephone: 1-202-942-8090

     CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the
          National Association of Securities Dealers, Inc. (NASD). As
                a service to investors, the NASD has asked that
            we inform you of the availability of a brochure on its
                Public Disclosure Program. The program provides
            access to information about securities firms and their
        representatives. Investors may obtain a copy by contacting the
              NASD at 800-289-9999 or by visiting their Web site
                               at www.NASDR.com.

                   (Investment Company Act File No. 811-242)

--------------------------------------------------------------------------------

[LOGO OF CDC Nvest Funds]

--------------------------------------------------------------------------------


                   CDC Nvest


 Income Funds






                              CDC Nvest Short Term Corporate Income Fund


                                           Loomis, Sayles & Company, L.P.


                              CDC Nvest Bond Income Fund


                                          Loomis, Sayles & Company, L.P.



                               CDC Nvest High Income Fund

                                          Loomis, Sayles & Company, L.P.



                               CDC Nvest Strategic Income Fund



                                          Loomis, Sayles & Company, L.P.

                              CDC Nvest Limited Term U.S. Government Fund



                                          Loomis, Sayles & Company, L.P.



                               CDC Nvest Government Securities Fund



                                          Loomis, Sayles & Company, L.P.



*        [photo]

                                  Prospectus
                                  May 1, 2001


                                 What's Inside

                           Goals, Strategies & Risks
                                    Page X

                             Fund Fees & Expenses
                                    Page X

                                Management Team
                                    Page X

                                 Fund Services
                                    Page X

                               Fund Performance
                                    Page X

   The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


     For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.


                                CDC Nvest Funds
               399 Boylston Street, Boston, Massachusetts 02116
                                 800-225-5478

                             www.cdcnvestfunds.com

Table of Contents

GOALS, STRATEGIES & RISKS

CDC Nvest Short Term Corporate Income Fund
CDC Nvest Bond Income Fund
CDC Nvest High Income Fund
CDC Nvest Strategic Income Fund
CDC Nvest Limited Term U.S. Government Fund
CDC Nvest Government Securities Fund

FUND FEES & EXPENSES

Fund Fees & Expenses

MORE ABOUT RISK

More About Risk

MANAGEMENT TEAM

Meet the Funds' Investment Adviser and Subadvisers
Meet the Funds' Portfolio Managers

FUND SERVICES

Investing in the Funds
How Sales Charges Are Calculated
Ways to Reduce or Eliminate Sales Charges
It's Easy to Open an Account
Buying Shares
Selling Shares
Selling Shares in Writing
Exchanging Shares
Restrictions on Buying, Selling and Exchanging Shares
How Fund Shares Are Priced
Dividends and Distributions
Tax Consequences
Compensation to Securities Dealers
Additional Investor Services

FUND PERFORMANCE

CDC Nvest Short Term Corporate Income Fund
CDC Nvest Bond Income Fund
CDC Nvest High Income Fund
CDC Nvest Strategic Income Fund
CDC Nvest Limited Term U.S. Government Fund
CDC Nvest Government Securities Fund

GLOSSARY OF TERMS



If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.




          Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks
-------------------------


 CDC Nvest Short Term Corporate

 Income Fund
                      ------------------------------------------------------------
                                              Fund Focus
                      ------------------------------------------------------------
                      --------------- -------------- -------------- --------------
                                        Stability       Income         Growth
                      --------------- -------------- -------------- --------------
                      High                  X
                      --------------- -------------- -------------- --------------
                      --------------- -------------- -------------- --------------
                      Mod.                                 X
                      --------------- -------------- -------------- --------------
                      --------------- -------------- -------------- --------------
                      Low                                                 X
                      --------------- -------------- -------------- --------------

                      ------------------------------------------------------------
                                               Duration
                      ------------------------------------------------------------
                                         Short          Int.           Long
                      --------------- -------------- -------------- --------------
                      High                  X
                      --------------- -------------- -------------- --------------
                      Mod.
                      --------------- -------------- -------------- --------------
                      Low
                      --------------- -------------- -------------- --------------



Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
             Management Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Craig Smith, Richard G. Raczkowski and John Hyll
Category:    Corporate Income




  Ticker Symbol:       Class A             Class B             Class C
                       NEFAX               NEABX               NECSX


Investment Goal

The Fund seeks a high level of current income consistent with preservation of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies


Under normal market conditions, the Fund intends to invest primarily in corporate bonds, but will invest at least 10% of its assets in securities issued by the U.S. Treasury or other U.S. government agencies. The Fund may invest up to 25% of its assets in U.S. dollar-denominated foreign securities and up to 10% of its assets in securities denominated in foreign currencies (and related currency hedging transactions). It may also invest up to 10% of its assets in lower-rated bonds, which may include emerging market bonds (those rated BB or lower by Standard & Poor's Ratings Group ("S&P") and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks corporate, mortgage-related or U.S. government securities that give the Fund's portfolio the following characteristics, although not all of the securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

|X|      average credit rating of "A" by S&P or Moody's
|X|      average maturity of 3 years or less


In selecting investments for the Fund, Loomis Sayles employs the following strategies:

 .    Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

 .    Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the corporate and mortgage marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.


 .    Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund.


 .    Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The short-term maturity of the Fund's investments creates the opportunity for greater price stability in addition to the conservative income-producing capabilities of higher quality fixed-income securities.

The Fund may:

 .    Invest in Rule 144A securities, collateralized mortgage obligations, asset-
     backed securities and zero-coupon bonds.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.


Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets."

Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund, formerly known as Adjustable Rate U.S. Government Fund, changed its name and investment policies on December 1, 1998. The bar chart and table reflect results achieved under different investment policies prior to December 1, 1998. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1992         1993        1994        1995        1996        1997        1998        1999        2000
   4.93%       4.10%       0.82%       8.60%       5.83%       6.21%       4.07%       1.87%       6.68%
------------ ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------


         Highest Quarterly Return: First Quarter 1995, up 3.35%

 .       Lowest Quarterly Return: Second Quarter 1999, down 0.07%

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Lehman Mutual Fund Short (1-5) Investment Grade Debt Index (the "Lehman Short Index"), an unmanaged index of corporate bonds with maturities between one and five years. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of Morningstar Short Term Bond Average and the Lipper Short Term Investment Grade Average, each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge you may be required to pay when you buy or redeem the Fund's shares. The Lehman Short Index percentages have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Short Term Bond Average and Lipper Short Term Investment Grade Average percentages have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                           Since        Since      Since
----------------------------
(for the periods ended December 31, 2000)        Past        Past     Class A      Class B    Class C
                                                1 Year     5 Years   Inception    Inception  Inception
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
CDC Nvest Short Term Corporate Income Fund
------------------------------------------
      Class A (inception 10/18/91)               3.43%      4.26%       4.44%
      Class B (inception 9/13/93)                0.90%      3.79%                   3.88%
      Class C (inception 12/7/98)                3.86%                                         3.07%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Lehman Mutual Fund Short (1-5) Investment        8.48%      6.16%       6.92%       6.24%      5.44%
Grade Index
---------------------------------------------------------------------------------------------------------
Morningstar Short Term Bond Average              8.14%      5.43%       5.86%       5.26%      5.11%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Lipper Short Term Investment Grade               7.36%      5.38%       5.77%       5.22%      5.12%
Average
---------------------------------------------------------------------------------------------------------


    Each Index is calculated from 10/31/91 for Class A shares, 9/30/93 for Class
       B shares and 12/31/98 for Class C shares.

       For actual past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks


CDC Nvest Bond Income Fund

                                   ------------------------------------------------------------
                                                           Fund Focus
                                   ------------------------------------------------------------
                                   --------------- -------------- -------------- --------------
                                                     Stability       Income         Growth
                                   --------------- -------------- -------------- --------------
                                   --------------- -------------- -------------- --------------
                                   High                                 X
                                   --------------- -------------- -------------- --------------
                                   --------------- -------------- -------------- --------------
                                   Mod.                  X
                                   --------------- -------------- -------------- --------------
                                   --------------- -------------- -------------- --------------
                                   Low                                                 X
                                   --------------- -------------- -------------- --------------

                                   ------------------------------------------------------------
                                                          Duration
                                   ------------------------------------------------------------
                                   --------------- -------------- -------------- --------------
                                                     Short          Int.           Long
                                   --------------- -------------- -------------- --------------
                                   --------------- -------------- -------------- --------------
                                    High                                 X
                                   --------------- -------------- -------------- --------------
                                   --------------- -------------- -------------- --------------
                                   Mod.
                                   --------------- -------------- -------------- --------------
                                   --------------- -------------- -------------- --------------
                                   Low
                                   --------------- -------------- -------------- --------------





Adviser:            CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
                    Management Advisers")
Subadviser:         Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:           Peter W. Palfrey, Curt A. Mitchell and Richard G. Raczkowski
Category:           Corporate Income

        Ticker Symbol:                    Class A                       Class B                       Class C
                                           NEFRX                         NERBX                         NECRX

Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

Principal Investment Strategies


Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's")) and will generally maintain an average effective maturity of ten years or less. The Fund may also purchase lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's).


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:

|X|   fixed charge coverage
|X|   the relationship between cash flows and dividend obligations
|X|   the experience and perceived strength of management
|X|   price responsiveness of the security to interest rate changes
|X|   earnings prospects

|X|   debt as a percentage of assets
|X|   borrowing requirements, debt maturity schedules and liquidation value


In selecting investments for the Fund, Loomis Sayles employs the following strategies:


 .    Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

 .    Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.


 .    Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher return.


 .    Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

The Fund may:
 .    Invest in foreign securities, including those of emerging markets, and related currency hedging transactions.

 .    Invest in Rule 144A and mortgage-backed securities.

 .    Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and ten-year periods (since inception if shorter) compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1991         1992        1993        1994        1995        1996        1997        1998        1999       2000
  18.13%       7.66%       11.83%      -4.17%      20.75%      4.61%       11.05%      8.04%       -0.34%      7.39%
-----------------------------------------------------------------------------------------------------------------------

(DELTA)  Highest Quarterly Return: Second Quarter 1995, up 7.41%
         Lowest Quarterly Return: First Quarter 1994, down 3.32%

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Intermediate Term Bond Average ("Morningstar Int. Bond Average") and Lipper Intermediate Investment Grade Debt Average ("Lipper Int. Invest. Grade Debt Average"), each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. The Lehman Aggregate Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Int. Bond Average and Lipper Int. Invest. Grade Debt Average returns have been adjusted for these expenses but do not reflect any sales charges.

 ---------------------------------------------------------------------------------------------------
 Average Annual Total Returns
 (for the periods ended                                                   Since Class  Since Class
 December 31, 2000)              Past 1 Year  Past 5 Years Past 10 Years  B Inception  C Inception
 ---------------------------------------------------------------------------------------------------
 CDC Nvest Bond Income Fund:
   Class A (inception 11/7/73)      2.58%         5.10%        7.76%
   Class B (inception 9/13/93)      1.51%         4.96%                      5.34%
   Class C (inception 12/30/94)     4.42%         5.08%                                      7.15%
 ---------------------------------------------------------------------------------------------------
 Lehman Aggregate Bond Index       11.63%         6.46%        7.96%         6.45%           8.37%
 ---------------------------------------------------------------------------------------------------
 Lipper Int. Invest. Grade Debt     9.78%         5.47%        7.58%         5.53%           7.35%
 Avg.
 ---------------------------------------------------------------------------------------------------
 Morningstar Int. Bond Avg.         9.45%         5.43%        7.62%         5.51%           7.38%
 ---------------------------------------------------------------------------------------------------


 Each Index is calculated from 12/31/90 for Class A shares, 9/30/93 for Class
                  B shares and 12/30/94 for  Class C shares.

     For actual past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
-------------------------

CDC Nvest High Income Fund


                         ---------------------------------------------------
                                                 Fund Focus
                         ---------------------------------------------------

                                 Stability       Income         Growth
                         ---------------------------------------------------
                         High                      X
                         ---------------------------------------------------
                         Mod.                                      X
                         ---------------------------------------------------
                         Low          X
                         ---------------------------------------------------

                         ---------------------------------------------------
                                                  Duration
                         ---------------------------------------------------
                         *                   Short        Int.       Long
                         ---------------------------------------------------
                         High
                         ---------------------------------------------------

                         Mod.
                         ---------------------------------------------------
                         Low                   X
                         ---------------------------------------------------



Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC INIS Asset
               Management Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:      Michael Millhouse and Curt Mitchell
Category:      Corporate Income



   Ticker Symbol:             Class A            Class B                 Class C
                               NEFHX              NEHBX                   NEHCX


Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following, although not all securities selected will have these characteristics:

X    issuer debt and debt maturity schedules

X    earnings prospects

X    responsiveness to changes in interest rates

X    experience and perceived strength of management

X    borrowing requirements and liquidation value

X    market price in relation to cash flow, interest and dividends

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

 .    Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

 .    Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.

 .    Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.

 .    Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities. The Fund's portfolio will generally include 45 to 50 holdings across many industries.

The Fund may:

 .    Invest in zero-coupon, pay-in-kind and Rule 144A securities.

 .    Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.

A "snapshot' of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. "Junk Bonds" are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and ten-year periods (since inception if shorter) compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment principles for periods prior to July 1, 1996.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1991         1992        1993        1994        1995        1996        1997        1998        1999       2000
  36.42%       15.73%      16.57%      -3.22%      11.75%      14.88%      15.37%      -1.66%      4.00%      -16.09%
-----------------------------------------------------------------------------------------------------------------------

(DELTA)  Highest Quarterly Return: First Quarter 1991, up 11.99%
         Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the Lehman High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar High Yield Bond and Lipper High Current Yield Averages each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. The Lehman High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar High Yield Bond Average and Lipper High Current Yield Average returns have been adjusted for these expenses but do not reflect any sales charges.

------------------------------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ended December 31,                                          Since Class Since Class
2000)                                 Past 1 Year Past 5 Years Past 10 Years B Inception C Inception
------------------------------------------------------------------------------------------------------
CDC Nvest High Income Fund:
      Class A (inception 2/22/84)       -19.85%                    8.01%
      Class B (inception 9/20/93)       -20.34%                                 2.79%
      Class C (inception 3/2/98)        -18.13%                                             -6.77%
------------------------------------------------------------------------------------------------------
Lehman High Yield Composite Index        -5.86%       4.28%       11.16%        5.84%       -1.47%
------------------------------------------------------------------------------------------------------
Morningstar High Yield Bond Average     -9.12%        3.25%        9.88%        5.12%       -2.96%
------------------------------------------------------------------------------------------------------
Lipper High Current Yield Average       -8.38%        3.36%        9.99%        4.57%       -3.33%
------------------------------------------------------------------------------------------------------

Each Index is calculated from 12/31/90 for Class A shares, 9/30/93 for Class B shares and 2/28/98 for Class C shares.

For actual past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
-------------------------

CDC Nvest Strategic Income Fund


                               ------------------------------------------------
                                                  Fund Focus
                               ------------------------------------------------
                                            Stability       Income     Growth
                               ------------------------------------------------
                               High                            X
                               ------------------------------------------------
                               ------------------------------------------------
                               Mod.                                       X
                               ------------------------------------------------
                               ------------------------------------------------
                               Low              X
                               ------------------------------------------------

                               ------------------------------------------------
                                                   Duration
                               ------------------------------------------------
                                              Short          Int.       Long
                               ------------------------------------------------
                               High
                               ------------------------------------------------
                               Mod.                                       X
                               ------------------------------------------------
                               Low
                               ---------- -------------- ----------------------



Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
               Management Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:      Daniel J. Fuss and Kathleen C. Gaffney
Category:      Corporate Income


        Ticker Symbol:          Class A             Class B              Class C
                                 NEFZX               NEZBX                NECZX


Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in debt instruments (including lower-quality securities) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various bond segments based upon changing market conditions.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management refrains from market timing or interest rate forecasting. Instead, it uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

X    discounted share price compared to economic value

X    undervalued credit ratings with strong or improving credit profiles

X    yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

 .    Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

 .    Loomis Sayles seeks to buy bonds at a discount -- bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

 .    Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach offers investors one-stop access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.

 .    The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other bond segments as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.

The Fund may:

 .    Invest in mortgage-backed securities, zero-coupon or pay-in-kind bonds, and stripped securities.

 .    Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. "Junk Bonds' are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-backed securities.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1996         1997        1998        1999        2000
  14.49%       9.33%       -1.69%      12.17%      0.68%
-----------------------------------------------------------------------------------------------------------------------

(DELTA)  Highest Quarterly Return: Fourth Quarter 1998, up 7.36%
         Lowest Quarterly Return: Third Quarter 1998, down 10.57%

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Lehman Aggregate Bond Index, a market-weighted aggregate index that includes nearly all debt issued by the U.S. Treasury, U.S. government agencies and U.S. corporations rated investment grade, and U.S. agency debt backed by mortgage pools. They are also compared to the Lehman Universal Bond Index, an unmanaged index representing 85% of the return of the Lehman Brothers Aggregate Bond Index, 5% of the Lehman Brothers High Yield Corporate Bond Index, 4% of the Lehman Brothers Emerging Market Index, 5% of Eurodollar instruments and 1% of 144A Commercial Paper. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Multi-Sector Bond Average and Lipper Multi-Sector Income Average, each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. The Lehman Aggregate Bond Index and the Lehman Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Multi-Sector Bond Average and Lipper Multi-Sector Income Average returns have been adjusted for these expenses but do not reflect any sales charges.

 ------------------------------------------------------------------------------------------
                                                                              Since
 Average Annual Total Returns                                            Class Inception
 (for the periods ended December 31,      Past 1 Year    Past 5 Years           (Class A,
 2000)                                                                           B and C)
 ------------------------------------------------------------------------------------------
 CDC Nvest Strategic Income Fund:
          Class A (inception 5/1/95)         -3.86%              5.82%        6.96%
          Class B (inception 5/1/95)         -4.79%              5.72%        6.88%
          Class C (inception 5/1/95)         -2.09%              5.76%        6.75%
 ------------------------------------------------------------------------------------------
 Lehman Aggregate Bond Index                 11.63%              6.46%        7.68%
 ------------------------------------------------------------------------------------------
 Lehman Universal Bond Index                 10.82%              6.43%        7.69%
 ------------------------------------------------------------------------------------------
 Morningstar Multi-Sector Bond Average        1.27%              4.91%        6.41%
 ------------------------------------------------------------------------------------------
 Lipper Multi-Sector Income Average           0.01%              4.84%        6.01%
 ------------------------------------------------------------------------------------------

     Each Index is calculated from 4/30/95 for Classes A, B and C shares.

For actual past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
-------------------------

CDC Nvest Limited Term U.S. Government Fund
---

                                                           ------------------------------------------------------------
                                                                                   Fund Focus
                                                           ------------------------------------------------------------
                                                                            Stability        Income         Growth
                                                           ------------------------------------------------------------
                                                           High                  X              X
                                                           ------------------------------------------------------------
                                                           Mod.
                                                           ------------------------------------------------------------
                                                           Low                                                 X
                                                           ------------------------------------------------------------

                                                           ------------------------------------------------------------
                                                                                    Duration
                                                           ------------------------------------------------------------
                                                                               Short          Int.           Long
                                                           ------------------------------------------------------------
                                                           High                                 X
                                                           ------------------------------------------------------------
                                                           Mod.
                                                           ------------------------------------------------------------
                                                           Low
                                                           ------------------------------------------------------------

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
               Management Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:      Michael F. Harris and Cliff Rowe
Category:      Government Income

   Ticker Symbol:         Class A               Class B             Class C
                           NEFLX                 NELBX               NECLX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. government securities, including bills, notes and bonds (including zero-coupon bonds) and pass through mortgage securities issued or guaranteed by the U.S. Treasury and other government agencies.


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

X average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or "Aaa" by Moody's Investors Service, Inc., ("Moody's")

X   effective duration range of 2 to 4 years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

 . Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.

 . Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

 . Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.

 . It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

 . Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.

The Fund may:

 . Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).

 . Invest in asset-backed securities (those rated AAA by S&P or Aaa by Moody's).

 .  Invest in foreign bonds denominated in U.S. dollars.

 . Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and ten-year periods (since inception if shorter) compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, to the extent their respective expanese differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


-----------------------------------------------------------------------------------------------------------------------
                                Total Return
   1991         1992        1993        1994        1995        1996        1997        1998        1999       2000
  13.82%       5.62%       7.47%       -2.22%      13.00%      2.37%       7.27%       6.49%       -0.67%      8.34%
-----------------------------------------------------------------------------------------------------------------------

(DELTA)  Highest Quarterly Return: Third Quarter 1991, up 5.01%
         Lowest Quarterly Return: First Quarter 1994, down 1.62%

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class inception if shorter) compared to those of the Lehman Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc, of the Morningstar Short Government Average and the Lipper Short Intermediate U.S. Government Average ("Lipper Short Int. U.S. Gov't Average"), each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Short Government Average and Lipper Short Int. U.S. Gov't Average returns have been adjusted for these expenses but do not reflect any sales charges.



----------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                 Since       Since
(for the periods ended December 31,      Past 1     Past 5      Past 10     Class B      Class C
2000)                                     Year      Years        Years     Inception    Inception
----------------------------------------------------------------------------------------------------
CDC Nvest Limited Term U.S.
Government Fund:
       Class A (inception 1/3/89)         5.08%       4.07%        5.71%
       Class B (inception 9/27/93)        2.66%       3.69%                    3.87%
       Class C (inception 12/30/94)       5.59%       3.80%                               5.02%
----------------------------------------------------------------------------------------------------
Lehman Int. Gov't Bond Index             10.47%       6.19%        7.19%       5.94%      7.51%
----------------------------------------------------------------------------------------------------
Morningstar Short Government              7.93%       5.22%        6.23%       4.97%      6.32%
Average
----------------------------------------------------------------------------------------------------
Lipper Short Int. U.S. Gov't              8.56%       5.16%        6.44%       4.98%      6.45%
Average
----------------------------------------------------------------------------------------------------


  Each Index is calculated from 12/31/90 for Class A shares, 9/30/93 for Class B shares and 12/30/94 for Class C shares.

  For actual past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
CDC Nvest Government Securities Fund

                                                           ------------------------------------------------------------
                                                                                   Fund Focus
                                                           ------------------------------------------------------------
                                                                             Stability       Income         Growth
                                                           ------------------------------------------------------------
                                                           High                                 X
                                                           ------------------------------------------------------------
                                                           Mod.                  X
                                                           ------------------------------------------------------------
                                                           Low                                                 X
                                                           ------------------------------------------------------------

                                                           ------------------------------------------------------------
                                                                                    Duration
                                                           ------------------------------------------------------------
                                                                               Short          Int.           Long
                                                           ------------------------------------------------------------
                                                           High                                                X
                                                           ------------------------------------------------------------
                                                           Mod.
                                                           ------------------------------------------------------------
                                                           Low
                                                           ------------------------------------------------------------


Adviser:      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
              Management Advisers")
Subadviser:   Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:     Kent P. Newmark and Cliff Rowe
Category:     Government Income


  Ticker Symbol:            Class A                       Class B
                             NEFUX                         NEUBX

Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

Principal Investment Strategies

Under normal market conditions, the Fund will invest its assets in U.S. government securities, including U.S. Treasury bills, notes and bonds, and mortgage-backed securities issued or guaranteed by U.S. government agencies.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:

X average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa" by Moody's Investors Service, Inc.

X   average maturity of 10 years or more

In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:

 .   Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

 .   Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

 .   Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

 .   Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities.

The Fund may:
 .   Invest in zero-coupon bonds.

 .   Invest in mortgage-related securities, including collateralized mortgage obligations and stripped securities.

 .   Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and ten-year periods (since inception if shorter) compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the Class B shares differ from the Class A returns shown in the bar chart, to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1991         1992        1993        1994        1995        1996        1997        1998        1999       2000
  14.86%       6.77%       9.04%       -5.44%      20.01%      0.77%       10.32%      9.05%       -6.42%     12.89%
-----------------------------------------------------------------------------------------------------------------------

(DELTA)  Highest Quarterly Return: Third Quarter 1991, up 8.04%
         Lowest Quarterly Return: First Quarter 1994, down 3.18%

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the Lehman Government Bond Index ("Lehman Gov't Bond Index"), an unmanaged index of public debt of the U.S. Treasury, government agencies and their obligations. The Fund's returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Long Government Average and Lipper General Government Average ("Lipper General Gov't. Average"), each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. The Lehman Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Long Government Average and Lipper General Gov't. Average returns have been adjusted for these expenses but do not reflect any sales charges.


-----------------------------------------------------------------------------------------------
Average Annual Total Returns                                                    Since
(for the periods ended December 31,        Past 1    Past 5    Past 10         Class B
2000)                                       Year      Years     Years         Inception
-----------------------------------------------------------------------------------------------
CDC Nvest Government Securities Fund:
      Class A (inception 9/16/85)          7.85%       4.11%     6.38%
      Class B (inception 9/23/93)          7.07%       3.95%                   4.37%
-----------------------------------------------------------------------------------------------
Lehman Gov't Bond Index                   13.24%       6.49%     7.92%         6.33%
-----------------------------------------------------------------------------------------------
Morningstar Long Government Average       15.04%       5.72%     8.38%         5.76%
-----------------------------------------------------------------------------------------------
Lipper General Gov't Average              11.77%       5.40%     6.99%         5.35%
-----------------------------------------------------------------------------------------------

     Each Index is calculated from 12/31/90 for Class A shares and 9/30/93 for Class B shares.

     For actual past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)

---------------------------------------------------------------------------------------------------------------
                                           All Funds except
                                 Short Term Corporate Income Fund and    Short Term Corporate Income Fund and
                                  Limited Term U.S. Government Fund       Limited Term U.S. Government Fund
---------------------------------------------------------------------------------------------------------------
                                 Class A       Class B       Class C       Class A     Class B     Class C
---------------------------------------------------------------------------------------------------------------
Maximum sales charge (load)
     imposed on purchases (as     4.50%         None        1.00% (4)       3.00%       None      1.00% (4)
     a percentage of offering
     price)(1)(2)
---------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
     (load) (as a percentage
     of original purchase          (3)          5.00%         1.00%          (3)        5.00%       1.00%
     price or redemption
     proceeds, as
     applicable)(2)
---------------------------------------------------------------------------------------------------------------
Redemption fees                   None*         None*         None*         None*       None*       None*
---------------------------------------------------------------------------------------------------------------

(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."
(2)   Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."
(4) Accounts established prior to December 1, 2000 will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.
      . Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


------------------------------------------------------------------------------------------------------------------------------------
                            CDC Nvest Short Term Corporate        CDC Nvest Bond Income Fund         CDC Nvest High Income Fund
                                     Income Fund*
------------------------------------------------------------------------------------------------------------------------------------
                          Class A      Class B      Class C     Class A     Class B     Class C    Class A     Class B    Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fees            0.55%        0.55%        0.55%       0.42%       0.42%       0.42%      0.70%       0.70%      0.70%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or        0.25%        1.00%**      1.00%**     0.25%       1.00%**     1.00%**    0.25%       1.00%**    1.00%**
service (12b-1) fees
------------------------------------------------------------------------------------------------------------------------------------
Other expenses             0.46%        0.46%        0.46%       0.37%       0.37%       0.37%      0.41%       0.41%      0.41%
------------------------------------------------------------------------------------------------------------------------------------
Total annual fund          1.26%        2.01%        2.01%       1.04%       1.79%       1.79%      1.36%       2.11%      2.11%
operating expenses
------------------------------------------------------------------------------------------------------------------------------------
Fee waiver and/or          0.36%***     0.36%***     0.36%***    0.00%       0.00%       0.00%      0.00%       0.00%      0.00%
expense reimbursement
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses               0.90%        1.65%        1.65%       1.04%       1.79%       1.79%      1.36%       2.11%      2.11%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         CDC Nvest Strategic Income Fund        CDC Nvest Limited Term U.S.        CDC Nvest Government Securities
                                                                      Government Fund                           Fund
------------------------------------------------------------------------------------------------------------------------------------
                         Class A     Class B     Class C      Class A     Class B     Class C         Class A            Class B
------------------------------------------------------------------------------------------------------------------------------------
Management fees           0.63%       0.63%       0.63%        0.65%       0.65%       0.65%           0.65%              0.65%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or       0.25%       1.00%**     1.00%**      0.35%       1.00%**     1.00%**         0.25%              1.00%**
service (12b-1) fees
------------------------------------------------------------------------------------------------------------------------------------
Other expenses            0.36%       0.36%       0.36%        0.40%       0.40%       0.40%           0.51%              0.51%
------------------------------------------------------------------------------------------------------------------------------------
Total annual fund         1.24%       1.99%       1.99%        1.40%       2.05%       2.05%           1.41%              2.16%
operating expenses
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses              1.24%       1.99%       1.99%        1.40%       2.05%       2.05%           1.41%              2.16%
------------------------------------------------------------------------------------------------------------------------------------

* Expense information in this table has been restated to reflect current fees and expenses.
** Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

*** CDC IXIS Asset Management Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 0.90%, 1.65% and 1.65% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect until May 1, 2002 and will be reevaluated on an annual basis.

Example

This example, which is based upon the expenses* shown above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:
     .    You invest $10,000 in the Fund for the time periods indicated;

     .    Your investment has a 5% return each year; and

     .    A Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------------------------------------
                  CDC Nvest Short Term                    CDC Nvest Bond Income Fund            CDC Nvest High Income Fund
                  Corporate Income Fund
---------------------------------------------------------------------------------------------------------------------------------
              Class       Class          Class       Class      Class          Class       Class      Class           Class
                A           B              C           A          B              C           A          B               C
---------------------------------------------------------------------------------------------------------------------------------
                       (1)    (2)     (1)    (2)            (1)     (2)     (1)    (2)             (1)    (2)     (1)     (2)
---------------------------------------------------------------------------------------------------------------------------------
1 year        $  389  $  668  $  168 $  366  $  266  $  551 $  682  $  182  $  380 $  280  $  582  $  714 $  214  $  412  $  312
---------------------------------------------------------------------------------------------------------------------------------
3 years       $  653  $  896  $  596 $  690  $  690  $  766 $  863  $  563  $  658 $  658  $  861  $  961 $  661  $  754  $  754
---------------------------------------------------------------------------------------------------------------------------------
5 years       $  937  $1,250  $1,050 $1,139  $1,139  $  998 $1,170  $  970  $1,060 $1,060  $1,161  $1,334 $1,134  $1,223  $1,223
---------------------------------------------------------------------------------------------------------------------------------
10 years**    $1,746  $2,115  $2,115 $2,386  $2,386  $1,664 $1,908  $1,908  $2,184 $2,184  $2,011  $2,250 $2,250  $2,517  $2,517
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                  CDC Nvest Strategic Income             CDC Nvest Limited Term                      CDC Nvest Government
                            Fund                          U.S. Government Fund                         Securities Fund
----------------------------------------------------------------------------------------------------------------------------
              Class       Class           Class        Class         Class             Class       Class        Class
                A           B                C            A            B                 C            A           B
----------------------------------------------------------------------------------------------------------------------------
                      (1)     (2)      (1)     (2)                (1)      (2)     (1)     (2)               (1)     (2)
----------------------------------------------------------------------------------------------------------------------------
1 year        $  571  $  702  $  202   $  400  $  300   $  438    $  708   $  208  $  406  $  306   $  587   $  719  $  219
----------------------------------------------------------------------------------------------------------------------------
3 years       $  826  $  924  $  624   $  718  $  718   $  730    $  943   $  643  $  736  $  736   $  876   $  976  $  676
----------------------------------------------------------------------------------------------------------------------------
5 years       $1,100  $1,273  $1,073   $1,162  $1,162   $1,043    $1,303   $1,103  $1,192  $1,192   $1,186   $1,359  $1,159
----------------------------------------------------------------------------------------------------------------------------
10 years**    $1,882  $2,123  $2,123   $2,394  $2,394   $1,929    $2,213   $2,213  $2,455  $2,455   $2,065   $2,303  $2,303
----------------------------------------------------------------------------------------------------------------------------



(1)  Assumes redemption at end of period.

(2)  Assumes no redemption at end of period.


      .   The examples are based on the Net Expenses shown above for the 1-year period illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject by investing in various types of securities or engaging in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency Risk (High Income, Strategic Income, Bond Income, Short Term Corporate Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Short Term Corporate Income, Bond Income, High Income, Strategic Income Funds) The risk associated with investing in securities traded in developing securities markets, which may be smaller and have shorter operating histories than developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Euro Conversion Risk (High Income, Strategic Income, Bond Income, Short Term Corporate Income Funds) Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by a Fund.


Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures and Swap Contracts Risks (Strategic Income, Short Term Corporate Income, Limited Term U.S. Government, Government Securities Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.


Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Strategic Income Fund) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that the Fund has valued certain securities at a higher price than it can sell them for.

Management Team
Meet the Funds' Investment Adviser and Subadvisers

The CDC Nvest Funds family currently includes 28 mutual funds with a total of over $6 billion in assets under management as of December 31, 2000. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers CDC Nvest Income Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Equity Funds, CDC Nvest Star Funds, Kobrick Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

CDC IXIS Asset Management Advisers, L.P.

CDC IXIS Asset Management Advisers (formerly Nvest Funds Management, L.P.), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds. CDC IXIS Asset Management Advisers is a subsidiary of CDC IXIS Asset Management - North America, L.P. ("CDC IXIS Asset Management " North America") (formerly Nvest Companies, L.P.), which is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. As of December 31, 2000 CDC IXIS Asset Management - North America's 17 principal subsidiary or affiliated asset management firms collectively had $135 billion in assets under management. CDC IXIS Asset Management Advisers oversees, evaluates and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to each Fund. CDC IXIS Asset Management Advisers does not determine what investments will be purchased by the Fund. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds in 2000 as a percentage of each Fund's average daily net assets were 0.12% for CDC Nvest Short Term Corporate Income Fund (after waiver or reimbursement), 0.42% for CDC Nvest Bond Income Fund, 0.70% for CDC Nvest High Income Fund, 0.63% for CDC Nvest Strategic Income Fund, 0.65% for CDC Nvest Limited Term U.S. Government Fund, and 0.65% for CDC Nvest Government Securities Fund.

Subadvisers

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management - North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $66 billion in assets under management as of December 31, 2000. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC"), which permits CDC IXIS Asset Management Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Asset Management Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Asset Management Advisers, if approved by the Board of Trustees. Shareholders will be notified of any subadviser changes.

Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management - North America, CDC IXIS Asset Management Advisers and Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Meet the Funds' Portfolio Managers


Michael F. Harris

Michael Harris has served as co-portfolio manager of Limited Term U.S. Government Fund since June 2001. Mr. Harris is Vice President, Core Bond Group Associate Managing Partner and Director of Loomis Sayles. He began his investment career in 1979 and has been at Loomis Sayles since 1991. Mr. Harris received a B.B.A. from Michigan State University and an M.B.A from Saginaw Valley State College. He is also a Chartered Financial Analyst and Chartered Investment Counselor. He has over 22 years of investment experience.

Craig Smith

Craig Smith has served a co-portfolio manager of Short Term Corporate Income Fund since June 2001. Mr. Smith, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1997. Prior to that he was an Investment Consultant with Donaldson, Lufkin & Jenrette from 1994 until 1997. Mr. Smith has a B.S. and an M.B.A. from Cornell University and over 7 years of investment experience.

Clifton V. Rowe

Clifton Rowe has served as co-portfolio manager of Government Securities Fund and Limited Term U.S. Government Fund since June 2001. Mr. Rowe became Portfolio Manager and Vice President of Loomis Sayles in 2001. Prior to that, he served Loomis Sayles as a Trader from 1992 until 2001. He is also a Chartered Financial Analyst. Mr. Rowe has a B.B.A. from James Madison University and over 9 years of investment experience.

Kent P. Newmark

Kent Newmark has served as co-portfolio manager of Government Securities Fund since June 2001. Mr. Newmark is Vice President and Core Bond Group Senior Partner of Loomis Sayles. He began his investment career in 1963 and has been at Loomis Sayles since 1976. Mr. Newmark received a B.S. and an M.B.A. from the University of California. He is also a Chartered Investment Counselor. He has over 38 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Short Term Corporate Income Fund since June 2001. Mr. Hyll, Vice President of Loomis Sayles, joined the company in 1989. He received his B.A. and his M.B.A. from Baldwin-Wallace college and has over 17 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of Short Term Corporate Income Fund and Bond Income Fund since May 1999 (including service until May 2001 with Back Bay Advisors) and June 2001, respectively. Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. Mr. Raczkowski was also a senior consultant at Hagler Bailly Consulting from mid 1996 until December 1997. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 16 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of Bond Income Fund May 1999, including service until May 2001 with Back Bay Advisors. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey is also a Chartered Financial Analyst. He received his B.A. from Colgate University and has over 18 years of investment experience.

Michael J. Millhouse

Michael Millhouse has co-managed High Income Fund since May 2000. Mr. Millhouse is Executive Vice President, Chief Investment Officer and Director of Loomis Sayles. He began his investment career in 1978 and has been at Loomis Sayles since 1992. Mr. Millhouse is also a Chartered Financial Analyst and Chartered Investment Counselor. He received a B.S. and an M.B.A. from Indiana University and has over 23 years of investment experience.

Curt A. Mitchell

Curt Mitchell has served as co-portfolio manager of Bond Income Fund since June 2001. He has also served as co-portfolio manager of High Income Fund since May 2000. Mr. Mitchell is Vice President, Portfolio Manager and Manager of Fixed Income Trading of Loomis Sayles. He began his investment career in 1986 and has been at Loomis Sayles since 1995. Prior to joining Loomis Sayles, he was a Fixed Income Portfolio Manager with Firststar Investment Research & Management Company. Mr. Mitchell is also a Chartered Financial Analyst and Chartered Investment Counselor. He has an M.B.A. from the University of Illinois, a B.S. from Illinois Wesleyan University and over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has managed Strategic Income Fund since May 1995. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss is also a Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 33 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of Strategic Income Fund since April 1996. Ms. Gaffney, a Chartered Financial Analyst, joined Loomis Sayles in 1984 and is now a Vice President of the company. She holds a B.A. from the University of Massachusetts at Amherst and has over 16 years of investment experience.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public, except Government Securities Fund which offers only Class A and Class B shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

 .    You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

 .    You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

 .    You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

 .    You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

 .    You pay higher annual expenses than Class A shares.

 .    You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges Are
     Calculated."

 .    Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

 .    Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class C Shares

 .    You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

 .    You pay higher annual expenses than Class A shares.

 .    You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

 .    Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

 .    Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

For actual past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services
-------------

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

------------------------------------------------------------------------------------------------------------------------------
                                                                  Class A Sales Charges
------------------------------------------------------------------------------------------------------------------------------
                           Bond Income               High Income                      Short Term Corporate Income
                            Government Securities  Strategic Income                   Limited Term U.S. Government
------------------------------------------------------------------------------------------------------------------------------
       Your Investment       As a % of offering       As a % of your           As a % of offering          As a % of your
                                    price               investment                    price                  investment
------------------------------------------------------------------------------------------------------------------------------
          Less than                 4.50%                    4.71%                     3.00%                     3.09%
          $  100,000
------------------------------------------------------------------------------------------------------------------------------
          $  100,000                3.50%                    3.63%                     2.50%                     2.56%
          $  249,999
------------------------------------------------------------------------------------------------------------------------------
          $  250,000                2.50%                    2.56%                     2.00%                     2.04%
          $  499,999
------------------------------------------------------------------------------------------------------------------------------
          $  500,000                2.00%                    2.04%                     1.25%                     1.27%
          $  999,999
------------------------------------------------------------------------------------------------------------------------------
          $1,000,000 or                0%                       0%                        0%                        0%
          more*
------------------------------------------------------------------------------------------------------------------------------

     * For purchases of Class A shares of the Funds of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

----------------------------------------------------------
        Class B Contingent Deferred Sales Charges
----------------------------------------------------------
   Year Since Purchase        CDSC on Shares Being Sold
----------------------------------------------------------
            1/st/                          5.00%
----------------------------------------------------------
            2/nd/                          4.00%
----------------------------------------------------------
            3/rd/                          3.00%
----------------------------------------------------------
            4/th/                          3.00%
----------------------------------------------------------
            5/th/                          2.00%
----------------------------------------------------------
            6/th/                          1.00%
----------------------------------------------------------
            Thereafter                     0.00%
----------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

-----------------------------------------------------------
        Class C Contingent Deferred Sales Charges
-----------------------------------------------------------
   Year Since Purchase        CDSC on Shares Being Sold
-----------------------------------------------------------
               1st                          1.00%
-----------------------------------------------------------
            Thereafter                      0.00%
-----------------------------------------------------------
Accounts established in other CDC Nvest Funds prior to December 1, 2000 will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

 .    is calculated based on the number of shares you are selling;

 .    is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

 .    is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

 .    for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

 .    increases in net asset value above the purchase price; or

 .    shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services
-------------

Ways to Reduce or Eliminate Sales Charges

Class A or C Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares utilizing the chart on the previous page, including:

 .    Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest
     Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

 .    Combining Accounts -- allows you to combine shares of multiple CDC Nvest
     Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Eliminating Sales Charges and CDSC

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

 .    Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

 .    Selling brokers, sales representatives or other intermediaries under arrangements with the Distributor;

 .    Fund Trustees and other individuals who are affiliated with any CDC Nvest
     Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

 .    Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

 .    Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;

 .    Investments of $250,000 or more in Short Term Corporate Income Fund or $5 million or more in Limited Term U.S. Government Fund by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity; and

 .    Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (WITHOUT PAYING A FRONT-END SALES CHARGE) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount.

Please note: for federal income tax purposes, A REDEMPTION IS A SALE THAT INVOLVES TAX CONSEQUENCES, EVEN IF THE PROCEEDS ARE LATER REINVESTED. Please consult your tax adviser for how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

 Classes A, B or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

 .    to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

 .    to make payments through a systematic withdrawal plan; or

 .    due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services
-------------

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.   Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:



                                                                           Minimum to Open an
                                                   Minimum to Open an         Account Using        Minimum for Existing
                Type of Account                         Account            Investment Builder            Accounts
Any account other than those listed below                $2,500                   $100                     $100

Accounts registered under the Uniform Gifts to
Minors Act ("UGMA") or the Uniform Transfers
to Minors Act ("UTMA")                                   $2,500                   $100                     $100

Individual Retirement Accounts ("IRAs")                  $  500                   $100                     $100

Retirement plans with tax benefits such as
corporate pension, profit sharing and Keogh
plans                                                    $  250                   $100                     $100

Payroll Deduction Investment Programs for
SARSEP*, SEP, SIMPLE IRA, 403(b)(7) and
certain other retirement plans                           $   25                    N/A                     $ 25

 .    Effective January 1, 1997, the Savings Incentive Match Plan for Employees
     of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.   Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

800-225-5478, press 1

CDC Nvest Funds Web Site

www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

 .    purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

 .    review your account balance, recent transactions, Fund prices and recent performance;

 .    order duplicate account statements; and

 .    obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services
-------------

Buying Shares


                                                Opening an Account                       Adding to an Account

Through Your Investment Dealer
                                         .    Call your investment dealer        .    Call your investment dealer
                                              for information.                        for information.

By Mail
                                         .    Make out a check in U.S.           .    Make out a check in U.S.
                                              dollars for the investment              dollars for the investment
                                              amount, payable to "CDC Nvest           amount, payable to "CDC Nvest
                                              Funds."   Third party checks and        Funds."  Third party checks and
                                              "starter"  checks will not be           "starter" checks will not be
                                              accepted.                               accepted.
                                         .    Mail the check with your           .    Fill out the detachable
[envelope icon]                               completed application to CDC            investment slip from an account
                                              Nvest Funds, P.O. Box 8551,             statement.  If no slip is
                                              Boston, MA 02266-8551.                  available, include with the
                                                                                      check a letter specifying the
                                                                                      Fund name, your class of
                                                                                      shares, your account number and
                                                                                      the registered account
                                                                                      name(s).  To make investing
                                                                                      even easier, you can order more
                                                                                      investment slips by calling
                                                                                      800-225-5478.

By Exchange

                                         .    The exchange must be for a         .    The exchange must be for a
                                              minimum of $1,000 or for all of         minimum of $1,000 or for all of
                                              your shares.                            your shares.

[exchange icon]                          .    Obtain a current prospectus        .    Call your investment dealer
                                              for the Fund into which you are         or CDC Nvest Funds at
                                              exchanging by calling your              800-225-5478 or visit
                                              investment dealer or CDC Nvest          www.cdcnvestfunds.com to
                                              Funds at 800-225-5478.                  request an exchange.
                                         .    Call your investment dealer        .    See the section entitled
                                              or CDC Nvest Funds to request an        "Exchanging Shares" for more
                                              exchange.                               details.
                                         .    See the section entitled
                                              "Exchanging Shares" for more
                                              details.

By Wire
                                         .    Call CDC Nvest Funds at            .    Visit www.cdcnvestfunds.com
                                              800-225-5478 to obtain an               to add shares to your account
                                              account number and wire transfer        by wire.
                                              instructions.  Your bank may       .    Instruct your bank to
                                              charge you for such a transfer.         transfer funds to State Street
         [wire icon]                                                                  Bank & Trust Company, ABA#
                                                                                      011000028, and DDA # 99011538.
                                                                                 .    Specify the Fund name, your
                                                                                      class of shares, your account
                                                                                      number and the registered
                                                                                      account name(s).  Your bank may
                                                                                      charge you for such a transfer.

Automatic Investing Through Investment Builder
                                         .    Indicate on your application       .    Please call CDC Nvest Funds
                                              that you would like to begin an         at 800-225-5478 for a Service
                                              automatic investment plan               Options Form.  A signature
                                              through Investment Builder and          guarantee may be required to
         [builder icon]                       the amount of the monthly               add this privilege.
                                              investment ($100 minimum).         .    See the section entitled
                                                                                      "Additional Investor Services".

                                         .    Send a check marked "Void"
                                              or a deposit slip from your bank
                                              account along with your
                                              application.

Through Automated Clearing House ("ACH")
                                         .    Ask your bank or credit             .   Call CDC Nvest Funds at
                                              union whether it is a member of         800-225-5478 or visit
                                              the ACH system.                         www.cdcnvestfunds.com to add
                                         .    Complete the "Bank Information"         shares to your account through
                                              section  on your account                ACH.
                                              application.                        .   If you have not signed up
                                         .    Mail your completed                     for the ACH system, please call
                                              application to CDC Nvest Funds,         CDC Nvest Funds for a Service
         [ACH icon]                           P.O. Box 8551, Boston, MA               Options Form.  A signature
                                              02266-8551.                             guarantee may be required to
                                                                                      add this privilege.

Fund Services
-------------

Selling Shares
                           To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."


 Through Your Investment Dealer

                               .  Call your investment dealer for information.



 By Mail

                               .  Write a letter to request a redemption
                                  specifying the name of your Fund, your class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."


          [envelope icon]      .  The request must be signed by all of the
                                  owners of the shares and must include the capacity in which they are signing, if appropriate.

                               . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 8551, Boston, MA 02266-8551 or by registered, express or certified mail to CDC Nvest Funds, 66 Brooks Drive, Braintree, MA 02184.

                               . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received in good order. You may also choose to redeem by wire or through ACH (see below).



 By Exchange

                               . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.

          [exchange icon]      .  Call CDC Nvest Funds or visit
                                  www.cdcnvestfunds.com to request an exchange.

                               . See the section entitled "Exchanging Shares" for more details.



 By Wire

                               . Fill out the "Bank Information" section on your account application.

          [wire icon]          .  Call CDC Nvest Funds at 800-225-5478, visit
                                  www.cdcnvestfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                               . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds.



 Through Automated Clearing House

                               . Ask your bank or credit union whether it is a member of the ACH system.



                               . Complete the "Bank Information" sections on your account application.

          [ ACH icon]          .  If you have not signed up for the ACH system
                                  on your application, please call CDC Nvest
                                  Funds at 800-225-5478 for a Service Options
                                  Form.

                               .  Call CDC Nvest Funds or visit
                                  www.cdcnvestfunds.com to request a redemption through this system.

                               . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Systematic Withdrawal Plan

                               .  Please refer to the section entitled
                                  "Additional Investor Services" or call CDC
                                  Nvest Funds at 800-225-5478 or your financial representative for information.

[systematic icon]              .  Because withdrawal payments may have tax
                                  consequences, you should consult your tax adviser before establishing such a plan.

By Telephone

                               . You may receive your proceeds by mail, by wire or through ACH (see above).

[telephone icon]               .  Call CDC Nvest Funds at 800-225-5478 to choose
                                  the method you wish to use to redeem your shares.

By Check (for Class A shares of Short Term Corporate Income Fund and Limited Term U.S. Government Fund only)

                               .  Select the check writing option on your
                                  account application and complete the attached signature card.

[check icon]                   .  To add this privilege to an existing account,
                                  call CDC Nvest Funds at 800-225-5478 for a Service Options Form.

                               .  Each check must be written for $500 or more.

                               . You may not close your account by withdrawal check. Please call your financial representative or CDC Nvest Funds to close an account.

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

 .  your address of record has been changed within the past 30 days;

 . you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

 . a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

 .  a financial representative or securities dealer;

 .  a federal savings bank, cooperative, or other type of bank;

 .  a savings and loan or other thrift institution;

 .  a credit union; or

 .  a securities exchange or clearing agency.


The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.




Seller (Account Type)                        Requirements for Written Requests



Individual, joint, sole proprietorship,      .  The request must include the
UGMA/UTMA (minor accounts)                      signatures of all persons
                                                authorized to sign, including
                                                title, if applicable.


                                             .  Signature guarantee, if
                                                applicable (see above).



Corporate or association accounts            .  The request must include the
                                                signatures of all persons
                                                authorized to sign, including
                                                title.



Owners or trustees of trust accounts         .  The request must include the
                                                signatures of all trustees
                                                authorized to sign, including
                                                title.

                                             .  If the names of the trustees are
                                                not registered on the account,
                                                please provide a copy of the
                                                trust document certified within
                                                the past 60 days.

                                             .  Signature guarantee, if
                                                applicable (see above).



Joint tenancy whose co-tenants are deceased  .  The request must include the signatures of all surviving
                                                tenants of the account.

                                             .  Copy of the death certificate.

                                             .  Signature guarantee if proceeds
                                                check is issued to other than
                                                the surviving tenants.

Power of Attorney (POA)                      .  The request must include the
                                                signatures of the attorney-in-
                                                fact, indicating such title.

                                             .  A signature guarantee.

                                             .  Certified copy of the POA
                                                document stating it is still in
                                                full force and effect,
                                                specifying the exact Fund and
                                                account number, and certified
                                                within 30 days of receipt of
                                                instructions.*




Qualified retirement benefit plans
(except CDC Nvest                            .  The request must include the
Funds prototype documents)                      signatures of all those
                                                authorized to sign, including
                                                title.

                                             .  Signature guarantee, if
                                                applicable (see above).



Executors of estates, administrators,        .  The request must include the
guardians, conservators                         signatures of all those
                                                authorized to sign, including
                                                capacity.

                                             .  A signature guarantee.

                                             .  Certified copy of court document
                                                where signer derives authority,
                                                e.g.: Letters of Administration,
                                                Conservatorship and Letters
                                                Testamentary.*



Individual Retirement Accounts               .  Additional documentation and
                                                distribution forms are required.


     . Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services
-------------

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Please refer to the SAI for more detailed information on exchanging Fund shares.


Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:


Restriction                                           Situation

The Fund may suspend the right of      .  When the New York Stock Exchange (the
redemption or postpone payment            "Exchange") is closed (other than a
for more than 7 days:                     weekend/holiday)

                                       .  During an emergency

                                       .  Any other period permitted by the SEC




The Fund reserves the right to         .  With a notice of a dispute between
suspend account services or refuse        registered owners
transaction requests:                  .  With suspicion/evidence of a
                                          fraudulent act


The Fund may pay the redemption        .  When it is detrimental for the Fund to
price in whole or in part by a            make cash payments as determined in
distribution in kind of readily           the sole discretion of the Adviser or
marketable securities in lieu of          subadviser
cash or may take up to 7 days to
pay a redemption request in order
to raise capital:

The Fund may withhold redemption       .  When redemptions are made within 10
proceeds until the check or funds         calendar days of purchase by check or
have cleared:                             ACH of the shares
                                          being redeemed

Telephone redemptions are not accepted for tax-qualified retirement accounts.

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

The Fund recommends that certificates be sent by registered mail.

Small Account Redemption

When the Fund account falls below a set minimum (currently $1,000 as set by the Board of Trustees), the Fund may close your account and send you the proceeds. You will have 60 days after being notified of the Fund's intention to close your account to increase its amount to the set minimum. This does not apply to certain qualified retirement plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.

Fund Services
-------------

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:



          Net Asset Value =       Total market value of securities + Cash and
                                  other assets - Liabilities
                               ----------------------------------------------
                                  Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

 . A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Fund shares will not be priced on the days on which the Exchange is closed for trading.

 . The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

 . Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

 . A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

     . Under limited circumstances, the Distributor may enter into a contractual agreement pursuant to which it may accept orders after 5:00 p.m., but not later than 8:00 p.m.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

Equity securities--most recent sales or quoted bid price or as provided by a pricing service if a sales or quoted bid price is unavailable.

Debt securities (other than short-term obligations)--based upon pricing service valuations, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (remaining maturity of less than 60 days)--amortized cost
   (which approximates market value).

Securities traded on foreign exchanges--most recent sale/bid price on the non-
   U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Board of Trustees at the close of regular trading on the Exchange.

Options--last sale price, or if not available, last offering price.

Futures--unrealized gain or loss on the contract using current settlement price.
   When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Board of Trustees.

All other securities--fair market value as determined by the adviser or subadviser of the Fund under the direction of the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services
-------------

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:


 . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

 . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

 .  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan CDC Nvest Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions derived from short-term capital gains or investment income are taxable at ordinary income rates. Distributions of gains from investments that the Funds owned for more than one year that are designated by the Funds as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held the Funds' shares. Distributions are taxable to you even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the price you paid).

The Funds' investments in foreign securities may be subject to foreign withholding taxes. In that case, the Funds' yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Funds' investments in foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.

Any gain resulting from the sale of your Fund shares (or an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) will generally be subject to federal income tax.

Dividends derived from interest on U.S. government securities may be exempt from state and local income taxes. The Funds advise shareholders of the proportion of each Fund's dividends that are derived from such interest.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Limited Term U.S. Government Fund pay a distribution fee of 0.10% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services
-------------

Additional Investor Services


Retirement Plans


CDC Nvest Funds offer a range of retirement plans, including IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.



Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."



Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.



Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.



Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."




CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.




CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.









Electronic Mail Delivery

This delivery option allows you to receive important fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include confirmation statements, quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive; speed up the availability of your documents; and lower expenses to your fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

 .     Effective January 1, 1997, the Savings Incentive Match Plan for Employees
      of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.

Fund Performance

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

CDC Nvest Short Term Corporate Income Fund

 ---------------------------------------------------------------------------------------------------------------------------------
                                                           Class A                                     Class B

                                                     Year Ended December 31,                    Year Ended December 31,
                                        1996     1997        1998     1999     2000     1996   1997      1998    1999    2000
Net Asset Value,
 Beginning of The Period             $   7.37  $   7.37    $  7.39  $  7.30  $  7.01   $ 7.37 $ 7.36    $ 7.38  $ 7.29  $ 7.00
                                     --------  --------    -------  -------  -------   ------ ------    ------  ------  ------

Income from investment operations
Net Investment Income                    0.43      0.47(d)    0.38     0.41     0.44     0.37   0.41(d)   0.33    0.36    0.39
Net Realized and Unrealized
 Gain (Loss) on Investments             (0.01)    (0.02)     (0.09)   (0.28)    0.01(f) (0.02) (0.02)    (0.09)  (0.28)   0.01(f)
                                     --------  --------    -------  -------  -------   ------ ------    ------  ------  ------
Total From Investment Operations         0.42      0.45       0.29     0.13     0.45     0.35   0.39      0.24    0.08    0.40
                                     --------  --------    -------  -------  -------   ------ ------    ------  ------  ------
Less Distributions
Distributions From Net
     Investment Income                  (0.42)    (0.43)     (0.38)   (0.42)   (0.44)   (0.36) (0.37)    (0.33)  (0.37)  (0.39)
                                     --------  --------    -------  -------  -------   ------  ------   ------  ------  ------
Total Distributions                     (0.42)    (0.43)     (0.38)   (0.42)   (0.44)   (0.36) (0.37)    (0.33)  (0.37)  (0.39)
                                     --------  --------    -------  -------  -------   ------  ------   ------  ------  ------
Net Asset Value, End of the Period   $   7.37  $   7.39    $  7.30  $  7.01  $  7.02   $ 7.36  $ 7.38   $ 7.29  $ 7.00  $ 7.01
                                     ========  ========    =======  =======  =======   ====-=  ======   ======  ======  ======

Total Return (%) (c)                      5.8       6.2        4.0      1.9      6.7      4.9    5.4       3.4     1.1     5.9
Ratios/Supplemental Data
Ratio of Operating Expenses
 to Average Net Assets (%) (b)           0.70      0.70       0.70     0.70     0.83     1.45   1.45      1.45    1.45    1.58
Ratio of Net Investment Income
 to Average Net Assets (%)               6.39      6.27       5.93     5.88     6.43     5.64   5.52      5.18    5.13    5.68
Portfolio Turnover Rate (%)                54        49        105      139      108       54     49       105     139     108

Net Assets, End of Period (000)      $222,809  $196,928    $92,669  $72,680  $58,540   $2,821 $2,961    $3,761  $3,796  $3,553
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                    Class C
                                    December 7, 1998(a)        Year Ended
                                          through             December 31,
                                     December 31, 1998       1999     2000
Net Asset Value,
 Beginning of The Period                    $7.28         $ 7.29     $ 7.00
                                            -----         ------     ------
Income from investment operations
Net Investment Income                        0.01           0.36       0.39
Net Realized and Unrealized
 Gain (Loss) on Investments                  0.01(f)       (0.28)      0.01(f)
                                            -----         ------     ------
Total From Investment Operations             0.02           0.08       0.40
                                            -----         ------     ------
Less Distributions
Distributions From Net
     Investment Income                      (0.01)         (0.37)     (0.39)
                                            -----         ------     ------
Total Distributions                         (0.01)         (0.37)     (0.39)
                                            -----         ------     ------
Net Asset Value, End of the Period          $7.29         $ 7.00     $ 7.01
                                            =====         ======     ======


Total Return (%) (c)                          0.3            1.2        5.9
Ratios/Supplemental Data
Ratio of Operating Expenses
 to Average Net Assets (%) (b)               1.45(e)         1.4       1.58
Ratio of Net Investment Income
 to Average Net Assets (%)                   5.18(e)        5.13       5.68
Portfolio Turnover Rate (%)                   105            139        108

Net Assets, End of Period (000)             $ 233         $  489     $  461
----------------------------------------------------------------------------


(a)  Commencement of operations.
(b) The adviser and subadviser agreed to reimburse a portion of the Funds expenses d uring the period. Without these reimbursements, expense ratios would have been higher.
(c) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(d) Per share net investment income does not reflect the periods reclassification of permanent differences between book and tax basis net investment income.
(e)  Computed on an annualized basis.
(f) The amount shown fo r a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemption of Fund shares in relation to fluctuating market values of the investments of the Fund.

Portfolio Turnover Rate (%)
Net Assets, End of Year (000)
-------------------------------------------------------------------------------

     (a)  Commencement of Operations.
     (b) The ratio of operating expenses to average net assets without giving effect to the expense limitation in effect would have been (%):

     (c) A sales charge for Class A shares or a CDSC for Class B and Class C shares is not reflected in total return calculations.
     (d) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss).
     (e)  Computed on an annualized basis.
     (f) The amount shown for a share outstanding does not correspond with the aggregate net gain/loss on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

Fund Performance
----------------

CDC Nvest Bond Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                        Class A                                        Class B

                                                 Year Ended December 31,                        Year Ended December 31,
                                      1996      1997      1998      1999      2000     1996     1997     1998     1999      2000
Net Asset Value,
        Beginning of the Year      $  12.36  $  12.05  $  12.39  $  12.36  $  11.51  $ 12.36  $ 12.04  $ 12.39  $ 12.36  $  11.51
                                   --------  --------  --------  --------  --------  -------  -------  -------  -------  --------

Income from investment operations
Net Investment Income                  0.84      0.83      0.81      0.81      0.78     0.75     0.74     0.71     0.72      0.70
Net Realized and Unrealized
        Gain (Loss) on Investments    (0.31)     0.45      0.15     (0.86)     0.03    (0.32)    0.46     0.15    (0.86)     0.02
                                   --------  --------  --------  --------  --------  -------  -------  -------  -------  --------
Total From Investment Operations       0.53      1.28      0.96     (0.05)     0.81     0.43     1.20     0.86    (0.14)     0.72
                                   --------  --------  --------  --------  --------  -------  -------  -------  -------  --------

Less Distributions
Dividends From
        Net Investment Income         (0.84)    (0.81)    (0.78)    (0.79)    (0.80)   (0.75)   (0.72)   (0.69)   (0.70)    (0.72)
Distributions in Excess of
        Net Investment Income          0.00     (0.01)    (0.03)     0.00      0.00     0.00    (0.01)   (0.02)    0.00      0.00
Distributions From Net Realized
        Capital Gains                  0.00     (0.12)    (0.17)    (0.01)     0.00     0.00    (0.12)   (0.17)   (0.01)     0.00
Distributions in Excess of
        Net Realized Gains             0.00      0.00     (0.01)     0.00(b)   0.00     0.00     0.00    (0.01)    0.00(b)   0.00
                                   --------  --------  --------  --------  --------  -------  -------  -------  -------  --------
Total Distributions                   (0.84)    (0.94)    (0.99)    (0.80)    (0.80)   (0.75)   (0.85)   (0.89)   (0.71)    (0.72)
                                   --------  --------  --------  --------  --------  -------  -------  -------  -------  --------

Net Asset Value, End of the Year   $  12.05  $  12.39  $  12.36  $  11.51  $  11.52  $ 12.04  $ 12.39  $ 12.36  $ 11.51  $  11.51
                                   ========  ========  ========  ========  ========  =======  =======  =======  =======  ========

Total Return (%) (a)                    4.6      11.0       8.0      (0.3)      7.4      3.7     10.3      7.2     (1.1)      6.5

Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)      1.05      1.05      1.01      0.97      1.04     1.80     1.80     1.76     1.72      1.79
Ratio of Net Investment Income
        to Average Net Assets (%)      7.00      6.73      6.44      6.87      7.03     6.25     5.98     5.69     6.12      6.28
Portfolio Turnover Rate (%)             104        54        65        63        83      104       54       65       63        83
Net Assets, End of the Year (000)  $189,685  $193,513  $221,799  $213,769  $174,969  $31,191  $37,559  $64,240  $89,213  $100,353
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                   Class C

                                            Year Ended December 31,
                                     1996    1997    1998     1999     2000
Net Asset Value,
        Beginning of the Year       $12.36  $12.06  $12.40  $ 12.37   $ 11.52
                                    ------  ------  ------  -------   -------

Income from investment operations
Net Investment Income                 0.75    0.74    0.71     0.72      0.70
Net Realized and Unrealized
        Gain (Loss) on Investments   (0.30)   0.45    0.15    (0.86)     0.02
                                    ------  ------  ------  -------   -------
Total From Investment Operations      0.45    1.19    0.86    (0.14)     0.72
                                    ------  ------  ------  -------   -------

Less Distributions
Dividends From
        Net Investment Income        (0.75)  (0.72)  (0.69)   (0.70)    (0.72)
Distributions in Excess of
        Net Investment Income         0.00   (0.01)  (0.02)    0.00      0.00
Distributions From Net Realized
        Capital Gains                 0.00   (0.12)  (0.17)   (0.01)     0.00
Distributions in Excess of
        Net Realized Gains            0.00    0.00   (0.01)    0.00(b)   0.00
                                    ------  ------  ------  -------   -------
Total Distributions                  (0.75)  (0.85)  (0.89)   (0.71)    (0.72)
                                    ------  ------  ------  -------   -------

Net Asset Value, End of the Year    $12.06  $12.40  $12.37  $ 11.52   $ 11.52
                                    ======  ======  ======  =======   =======

Total Return (%) (a)                   3.9    10.2     7.2     (1.1)      6.5

Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)     1.80    1.80    1.76     1.72      1.79
Ratio of Net Investment Income
        to Average Net Assets (%)     6.25    5.98    5.69     6.12      6.28
Portfolio Turnover Rate (%)            104      54      65       63        83
Net Assets, End of the Year (000)   $2,391  $5,276  $8,969  $14,872   $12,541
-----------------------------------------------------------------------------

(a) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations.

(b)  Amount is less than $0.01.

CDC NVEST HIGH INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                        Class A                                       Class B

                                                  Year Ended December 31,                      Year Ended December 31,
                                        1996      1997    1998      1999     2000    1996      1997     1998     1999     2000

Net Asset Value,
        Beginning of the Period       $  8.98   $  9.42  $  9.94  $  8.86  $  8.30  $ 8.98   $  9.42  $  9.93  $  8.85  $  8.30
                                      -------   -------  -------  -------  -------  ------   -------  -------  -------  -------

Income From Investment Operations
Net Investment Income                    0.84      0.87     0.92     0.89     0.86    0.79      0.80     0.85     0.82     0.81
Net Realized and Unrealized
        Gain (Loss) on Investments       0.44      0.52    (1.08)   (0.54)   (2.11)   0.42      0.51    (1.08)   (0.53)   (2.11)
                                      -------   -------  -------  -------  -------  ------   -------  -------  -------  -------
Total From Investment Operations         1.28      1.39    (0.16)    0.35    (1.25)   1.21      1.31    (0.23)    0.29    (1.30)
                                      -------   -------  -------  -------  -------  ------   -------  -------  -------  -------

Less Distributions
Distributions From Net
        Investment Income               (0.83)    (0.87)   (0.92)   (0.90)   (0.84)  (0.76)    (0.80)   (0.85)   (0.83)   (0.78)
Distributions in Excess of
        Net Investment Income           (0.01)     0.00     0.00    (0.01)    0.00   (0.01)     0.00     0.00    (0.01)    0.00
                                      -------   -------  -------  -------  -------  ------   -------  -------  -------  -------
Total Distributions                     (0.84)    (0.87)   (0.92)   (0.91)   (0.84)  (0.77)    (0.80)   (0.85)   (0.84)   (0.78)
                                      -------   -------  -------  -------  -------  ------   -------  -------  -------  -------

Net Asset Value, End of the Period    $  9.42   $  9.94  $  8.86  $  8.30  $  6.21  $ 9.42   $  9.93  $  8.85  $  8.30  $  6.22
                                      =======   =======  =======  =======  =======  ======   =======  =======  =======  =======


Total Return (%) (c)                     14.9      15.4     (1.8)     4.0    (16.1)   14.1      14.4     (2.5)     3.3    (16.6)

Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)        1.53(b)   1.36     1.32     1.28     1.36    2.19(b)   2.11      2.07    2.03     2.11
Ratio of Net Investment Income
        to Average Net Assets (%)        9.32      9.03     9.81    10.22    11.47    8.33      8.28     9.06     9.47    10.72
Portfolio Turnover Rate (%)               134        99       75       89       60     134        99       75       89       60
Net Assets, End of the Period (000)   $42,992   $62,739  $73,023  $74,589  $46,960  $17,767  $42,401  $60,322  $70,218  $47,793
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        Class C
                                       March 2, 1998(a)          Year Ended
                                            through             December 31,
                                       December 31, 1998       1999     2000
Net Asset Value,
        Beginning of the Period              $ 9.96           $ 8.85    $ 8.30
                                             ------           ------    ------

Income From Investment Operations
Net Investment Income                          0.69             0.82      0.81
Net Realized and Unrealized
        Gain (Loss) on Investments            (1.08)           (0.53)    (2.11)
                                             ------           ------    ------
Total From Investment Operations              (0.39)            0.29     (1.30)
                                             ------           ------    ------

Less Distributions
Distributions From Net
        Investment Income                     (0.72)           (0.83)    (0.78)
Distributions in Excess of
        Net Investment Income                  0.00            (0.01)     0.00
                                             ------           ------    ------
Total Distributions                           (0.72)           (0.84)    (0.78)
                                             ------           ------    ------

Net Asset Value, End of the Period           $ 8.85           $ 8.30    $ 6.22
                                             ======           ======    ======


Total Return (%) (c)                           (4.1)             3.3     (16.6)

Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)              2.07(d)          2.03      2.11
Ratio of Net Investment Income
        to Average Net Assets (%)              9.06(d)          9.47     10.72
Portfolio Turnover Rate (%)                      75               89        60
Net Assets, End of the Period (000)          $7,732           $9,138    $5,369
-------------------------------------------------------------------------------

The subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P. Effective July 1, 1996, Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a)  Commencement of operations.
(b) The adviser and subadviser agreed to reimburse a portion of the Funds expenses during the period. Without these reimbursements, the expense ratio would have been higher.
(c) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(d)  Computed on an annualized basis.

     . A sales charge for Class A shares or a CDSC for Class B and Class C shares is not reflected in total return calculations.
     .  Computed on an annualized basis.
           *
           *
           *

Fund Performance
----------------

CDC Nvest Strategic Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Class A                                             Class B

                                                Year Ended December 31,                             Year Ended December 31,
                                      1996      1997      1998      1999      2000       1996       1997      1998      1999
Net Asset Value,
        Beginning of the Period      $ 12.99   $ 13.36  $  13.42  $  11.37  $  11.65    $ 12.99   $  13.36  $  13.42  $  11.37
                                     -------   -------  --------  --------  --------    -------   --------  --------  --------

Income From Investment Operations
Net Investment Income                   1.05      1.01      1.05      1.03      0.99(d)    0.95       0.91      0.95      0.94
Net Realized and Unrealized
        Gain (Loss) on Investments      0.73      0.21     (1.30)     0.31     (0.91)      0.73       0.21     (1.30)     0.31
                                     -------   -------  --------  --------  --------    -------   --------  --------  --------
Total From Investment Operations        1.78      1.22     (0.25)     1.34      0.08       1.68       1.12     (0.35)     1.25
                                     -------   -------  --------  --------  --------    -------   --------  --------  --------
Less Distributions
Dividends From
        Net Investment Income          (1.05)    (1.01)    (1.05)    (1.02)    (0.93)     (0.95)     (0.91)    (0.95)    (0.93)
Distributions in Excess of
        Net Investment Income           0.00      0.00      0.00      0.00      0.00       0.00       0.00      0.00      0.00
Distributions From Net Realized
        Capital Gains                  (0.36)    (0.15)    (0.70)    (0.04)     0.00      (0.36)     (0.15)    (0.70)    (0.04)
Distributions in Excess of
        Net Realized Capital Gains      0.00      0.00     (0.05)     0.00(b)   0.00       0.00       0.00     (0.05)     0.00(a)
                                     -------   -------  --------  --------  --------    -------   --------  --------  --------
Total Distributions                    (1.41)    (1.16)    (1.80)    (1.06)    (0.93)     (1.31)     (1.06)    (1.70)    (0.97)
                                     -------   -------  --------  --------  --------    -------   --------  --------  --------

Net Asset Value, End of the Period   $ 13.36  $  13.42  $  11.37  $  11.65  $  10.80    $ 13.36   $  13.42  $  11.37  $  11.65
                                     =======  ========  ========  ========  ========    =======   ========  ========  ========

Total Return (%) (a)                    14.5       9.3      (1.7)     12.2       0.7       13.7        8.5      (2.5)     11.3

Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)       0.96(b)   1.18      1.19      1.21      1.24       1.71(b)    1.93      1.94      1.96
Ratio of Net Investment Income
        to Average Net Assets (%)       8.23      7.36      8.33      9.09      8.73       7.48       6.61      7.58      8.34
Portfolio Turnover Rate (%)               52        37        33        19        13         52         37        33        19
Net Assets, End of the Period (000)  $90,729  $144,706  $127,306  $124,869  $116,986    $93,408   $146,083  $134,049  $127,723
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                          Class C

                                                                   Year Ended December 31,
                                            2000       1996        1997     1998        1999       2000
Net Asset Value,
        Beginning of the Period           $  11.65    $ 12.99    $ 13.35   $ 13.41    $ 11.36    $ 11.64
                                          --------    -------    -------   -------    -------    -------

Income From Investment Operations
Net Investment Income                         0.90(d)    0.95       0.91      0.95       0.94       0.90(d)
Net Realized and Unrealized
        Gain (Loss) on Investments           (0.91)      0.72       0.21     (1.30)      0.31      (0.91)
                                          --------    -------    -------   -------    -------    -------
Total From Investment Operations             (0.01)      1.67       1.12     (0.35)      1.25      (0.01)
                                          --------    -------    -------   -------    -------    -------
Less Distributions
Dividends From
        Net Investment Income                (0.85)     (0.95)     (0.91)    (0.95)     (0.93)     (0.85)
Distributions in Excess of
        Net Investment Income                 0.00       0.00       0.00      0.00       0.00       0.00
Distributions From Net Realized
        Capital Gains                         0.00      (0.36)     (0.15)    (0.70)     (0.04)      0.00
Distributions in Excess of
        Net Realized Capital Gains            0.00        0.00       0.00    (0.05)      0.00(c)    0.00
                                          --------    -------    -------   -------    -------    -------
Total Distributions                          (0.85)     (1.31)     (1.06)    (1.70)     (0.97)     (0.85)
                                          --------    -------    -------   -------    -------    -------

Net Asset Value, End of the Period        $  10.79    $ 13.35    $ 13.41   $ 11.36    $ 11.64    $ 10.78
                                          ========    =======    =======   =======    =======    =======

Total Return (%) (a)                          (0.2)      13.6        8.5      (2.5)      11.3       (0.2)

Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)             1.99       1.71(b)    1.93      1.94       1.96       1.99
Ratio of Net Investment Income
        to Average Net Assets (%)             7.98       7.48       6.61      7.58       8.34       7.98
Portfolio Turnover Rate (%)                     13         52         37        33         19         13
Net Assets, End of the Period (000)       $120,200    $31,746    $56,515   $45,457    $40,265    $37,208
--------------------------------------------------------------------------------------------------------

(a) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations.

(b) The adviser and subadviser agreed to reimburse a portion of the Funds expenses during the period. Wiithout these reimbursements, the expense ratio would have been higher.

(c)  Amount is less than $0.01.

(d) Per share net investment income has been calculated using the average shares outstanding during the year.


Net Assets, End of Year (000)
------------------------------------------------------------------------------------------------------------------------------------

            *
     (c) Commencement of Operations.
     .   Computed on an annualized basis.
     . A sales charge for Class A shares or a CDSC for Class B and Class C shares is not reflected in total return calculations.
     . The ratio of operating expenses to average net assets without giving effect to the expense limitation in effect would have been (%):

     .      Amount rounds to less than $0.01.

               *

Fund Performance
----------------
CDC Nvest Limited Term U.S. Government Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Class A                                         Class B
                                                 Year Ended December 31,                          Year Ended December 31,
                                       1996      1997      1998      1999      2000      1996     1997     1998     1999     2000
Net Asset Value,
        Beginning of Year            $  12.10  $  11.55  $  11.64  $  11.70  $  10.97  $ 12.09  $ 11.54  $ 11.62  $ 11.69  $ 10.95
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------

Income from investment operations
Net Investment Income                    0.81      0.72      0.67      0.66      0.69     0.73     0.65     0.60     0.59     0.62
Net Realized and Unrealized
        Gain (Loss) on Investments      (0.54)     0.09      0.06     (0.74)     0.20    (0.54)    0.08     0.07    (0.75)    0.20
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Total From Investment Operations         0.27      0.81      0.73     (0.08)     0.89     0.19     0.73     0.67    (0.16)    0.82
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Less Distributions
Distributions From
        Net Investment Income           (0.82)    (0.72)    (0.67)    (0.65)    (0.70)   (0.74)   (0.65)   (0.60)   (0.58)   (0.63)

Total Distributions                     (0.82)    (0.72)    (0.67)    (0.65)    (0.70)   (0.74)   (0.65)   (0.60)   (0.58)   (0.63)
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Net Asset Value, End of the Year     $  11.55  $  11.64  $  11.70  $  10.97  $  11.16  $ 11.54  $ 11.62  $ 11.69  $ 10.95  $ 11.14
                                     ========  ========  ========  ========  ========  =======  =======  =======  =======  =======

Total Return (%) (a)                      2.4       7.3       6.5      (0.7)      8.3      1.7      6.5      5.9     (1.4)     7.7

Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)        1.25      1.28      1.31      1.33      1.40     1.90     1.93     1.96     1.98     2.05
Ratio of Net Investment Income
        to Average Net Assets (%)        7.13      6.40      5.81      5.91      6.18     6.48     5.75     5.16     5.26     5.53
Portfolio Turnover Rate (%)               327       533     1,376       400       384      327      533    1,376      400      384
Net Assets, End of Year (000)        $276,178  $222,185  $194,032  $149,756  $118,833  $18,503  $16,060  $18,116  $14,601  $11,884
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        Class C
                                                  Year Ended December 31,
                                        1996     1997     1998    1999    2000
Net Asset Value,
        Beginning of Year             $ 12.10  $ 11.54  $ 11.63  $11.70  $10.96
                                      -------  -------  -------  ------  ------

Income from investment operations
Net Investment Income                    0.75     0.65     0.60    0.59    0.62
Net Realized and Unrealized
        Gain (Loss) on Investments      (0.57)    0.09     0.07   (0.75)   0.20
                                      -------  -------  -------  ------  ------
Total From Investment Operations         0.18     0.74     0.67   (0.16)   0.82
                                      -------  -------  -------  ------  ------
Less Distributions
Distributions From
        Net Investment Income           (0.74)   (0.65)   (0.60)  (0.58)  (0.63)

Total Distributions                     (0.74)   (0.65)   (0.60)  (0.58)  (0.63)
                                      -------  -------  -------  ------  ------
Net Asset Value, End of the Year      $ 11.54  $ 11.63  $ 11.70  $10.96  $11.15
                                      =======  =======  =======  ======  ======

Total Return (%) (a)                      1.6      6.6      5.9    (1.4)    7.7

Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)        1.90     1.93     1.96    1.98    2.05
Ratio of Net Investment Income
        to Average Net Assets (%)        6.48     5.75     5.16    5.26    5.53
Portfolio Turnover Rate (%)               327      533    1,376     400     384
Net Assets, End of Year (000)         $14,903  $15,699  $13,962  $9,054  $6,617
-------------------------------------------------------------------------------

(a) A sales charge for Class A and C shares and a contingent deferred sales charges for Class B and C shares are not reflected in total return calculations.

Fund Performance
----------------
CDC Nvest Government Securities Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Class A                            Class B
                                                           Year Ended December 31,             Year Ended December 31,
                                                   1996    1997     1998     1999     2000   1996    1997   1998    1999    2000
Net Asset Value, Beginning of the Year          $  11.73 $  11.08 $  11.56 $ 11.90  $ 10.47 $11.74  $11.08 $11.56  $11.90  $ 10.47
                                                -------- -------- -------- -------  ------- ------  ------ ------  ------  -------

Income From Investment Operations
Net Investment Income                               0.71     0.62     0.68    0.67     0.62   0.63    0.54   0.58    0.59     0.54
Net Realized and Unrealized Gain (Loss) on
  Investments                                      (0.64)    0.48     0.33   (1.42)    0.69  (0.65)   0.48   0.34   (1.42)    0.69
                                                -------- -------- -------- -------  ------- ------  ------ ------  ------  -------
Total From Investment Operations                    0.07     1.10     1.01   (0.75)    1.31  (0.02)   1.02   0.92   (0.83)    1.23
                                                -------- -------- -------- -------  ------- ------  ------ ------  ------  -------
Less Distributions
Distributions From Net Investment Income           (0.72)   (0.62)   (0.67)  (0.68)   (0.60) (0.64)  (0.54) (0.58)  (0.60)   (0.52)

Total Distributions                                (0.72)   (0.62)   (0.67)  (0.68)   (0.60) (0.64)  (0.54) (0.58)  (0.60)   (0.52)
                                                -------- -------- -------- -------  ------- ------  ------ ------  ------  -------
Net Asset Value, End of the Year                $  11.08 $  11.56 $  11.90 $ 10.47  $ 11.18 $11.08  $11.56 $11.90  $10.47  $ 11.18
                                                ======== ======== ======== =======  ======= ======  ====== ======  ======  =======

Total Return (%) (a)                                 0.8     10.3      9.0    (6.4)    12.9   (0.1)    9.5    8.2    (7.1)    12.1

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net
  Assets (%)                                        1.32     1.36     1.38    1.36     1.41   2.07    2.11   2.13    2.11     2.16
Ratio of Net Investment Income to Average Net
  Assets (%)                                        6.45     5.63     5.80    6.00     5.69   5.70    4.88   5.05    5.25     4.94
Portfolio Turnover Rate (%)                          462      391      106     313      622    462     391    106     313      622
Net Assets, End of the Year (000)               $120,607 $103,583 $103,032 $84,904  $70,909 $5,385  $5,654 $9,657  $9,430  $10,343
----------------------------------------------------------------------------------------------------------------------------------

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations.

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. (S&P), Moody's Investors Service, Inc. (Moody's), or Fitch Investors Services, Inc (Fitch). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Funds shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.


Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net asset value (NAV) -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value, or net asset value. Price-to-earnings ratio Current market price of a stock divided by its earnings per share. Also known as the multiple, the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e. earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a companys common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Funds trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one years time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                    Notes

                                    Notes

                                     Notes

            If you would like more information about the Funds, the
             following documents are available free upon request:

        Annual and Semiannual Reports - Provide additional information about each Fund's investments. Each report includes a
         discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
     To reduce costs, we mail one copy per household. For more copies call
       CDC IXIS Asset Management Distributors, L.P. at the number below.

             Statement of Additional Information (SAI)--Provides
           more detailed information about the Funds has been filed
      with the SEC and is incorporated into this Prospectus by reference.

                 To order a free copy of the Fund's annual or
             semiannual report or its SAI, contact your financial
                       representative, or the Funds at:

                 CDC IXIS Asset Management Distributors, L.P.
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com

               Your financial representative or CDC Nvest Funds
         will also be happy to answer your questions or to provide any additional information that you may require.

           You can review and copy a Funds reports and SAIs at the Public Reference Room of the SEC in Washington, D.C. Text-only copies are available free from the Commission's Web site at: www.sec.gov.

Copies of these publications are also available for a fee and information on the operation of the Public Reference Room may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing or calling the Public Reference Room of the SEC,
                          Washington, D.C. 20549-0102
                           Telephone: 1-202-942-8090

     CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the
          National Association of Securities Dealers, Inc. (NASD). As
                a service to investors, the NASD has asked that
            we inform you of the availability of a brochure on its
                Public Disclosure Program. The program provides
            access to information about securities firms and their
        representatives. Investors may obtain a copy by contacting the
              NASD at 800-289-9999 or by visiting their Web site
                               at www.NASDR.com.

                  (Investment Company Act File No. 811-4323)

                   (Investment Company Act File No. 811-242)

[GRAPHIC OMITTED][GRAPHIC OMITTED]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                   CDC Nvest


                        Income Funds - Class Y Shares


                                     CDC Nvest Short Term Corporate Income Fund

                                              Loomis, Sayles & Company, L.P.

                                     CDC Nvest Bond Income Fund

                                             Loomis, Sayles & Company, L.P.

                                     CDC Nvest High Income Fund

                                             Loomis, Sayles & Company, L.P.

                                     CDC Nvest Strategic Income Fund

                                             Loomis, Sayles & Company, L.P.

                                     CDC Nvest Limited Term U.S. Government Fund

                                             Loomis, Sayles & Company, L.P.

                                     CDC Nvest Government Securities Fund

                                             Loomis, Sayles & Company, L.P.

[photo]

                                   Prospectus
                                   May 1, 2001



                                  What's Inside

                            Goals, Strategies & Risks
                                     Page X

                              Fund Fees & Expenses
                                     Page X

                                 Management Team
                                     Page X

                                  Fund Services
                                     Page X

                                Fund Performance
                                     Page X

          The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                For general information on the Funds or any of
                 their services and for assistance in opening
                      an account, contact your financial
                    representative or call CDC Nvest Funds.


                               CDC Nvest Funds
               399 Boylston Street, Boston, Massachusetts 02116
                                 800-225-5478
                              www.cdcnvestfunds.com

Table of Contents

GOALS, STRATEGIES & RISKS

CDC Nvest Short Term Corporate Income Fund
CDC Nvest Bond Income Fund
CDC Nvest High Income Fund
CDC Nvest Strategic Income Fund
CDC Nvest Limited Term U.S. Government Fund
CDC Nvest Government Securities Fund

FUND FEES & EXPENSES

Fund Fees & Expenses

MORE ABOUT RISK

More About Risk

MANAGEMENT TEAM

Meet the Funds' Investment Adviser and Subadvisers
Meet the Funds' Portfolio Managers

FUND SERVICES

It's Easy to Open an Account
Buying Shares
Selling Shares
Selling Shares in Writing
Exchanging Shares
Restrictions on Buying, Selling and Exchanging Shares
How Fund Shares Are Priced
Dividends and Distributions
Tax Consequences
Compensation to Securities Dealers

FUND PERFORMANCE

CDC Nvest Short Term Corporate Income Fund
CDC Nvest Bond Income Fund
CDC Nvest High Income Fund
CDC Nvest Strategic Income Fund
CDC Nvest Limited Term U.S. government fund
CDC Nvest Government Securities Fund

GLOSSARY OF TERMS

If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.


          Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

 CDC Nvest Short Term Corporate Income Fund


                              ------------------------------------------------------------
                                                      Fund Focus

                              ------------------------------------------------------------
                                                Stability       Income         Growth
                              ------------------------------------------------------------
                                  High              X
                              ------------------------------------------------------------
                                  Mod.                             X
                              ------------------------------------------------------------
                                  Low                                              X
                              ------------------------------------------------------------
                              ------------------------------------------------------------
                                                       Duration
                              ------------------------------------------------------------
                                                  Short          Int.           Long
                              ------------------------------------------------------------
                                  High              X
                              ------------------------------------------------------------
                                  Mod.
                              ------------------------------------------------------------
                                  Low
                              ------------------------------------------------------------


Adviser:            CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
                    Management Advisers")
Subadviser:         Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:           Craig Smith, Richard G. Raczkowski and John Hyll
Category:           Corporate Income

Investment Goal

The Fund seeks a high level of current income consistent with preservation of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest primarily in corporate bonds, but will invest at least 10% of its assets in securities issued by the U.S. Treasury or other U.S. government agencies. The Fund may invest up to 25% of its assets in U.S. dollar-denominated foreign securities and up to 10% of its assets in securities denominated in foreign currencies (and related currency hedging transactions). It may also invest up to 10% of its assets in lower-rated bonds, which may include emerging market bonds (those rated BB or lower by Standard & Poor's Ratings Group ("S&P") and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks corporate, mortgage-related or U.S. government securities that give the Fund's portfolio the following characteristics, although not all of the securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

[X]  average credit rating of "A" by S&P or Moody's

[X]  average maturity of 3 years or less

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

 . Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

 . Next,the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the corporate and mortgage marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

 . Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund.

 . Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The short-term maturity of the Fund's investments creates the opportunity for greater price stability in addition to the conservative income-producing capabilities of higher quality fixed-income securities.

The Fund may:

 . Invest in Rule 144A securities, collateralized mortgage obligations, asset-backed securities and zero-coupon bonds.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The returns shown are those of the Fund's Classes A, B and C shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they would be invested in the same portfolio of securities as the Classes A, B and C shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses. The Fund, formerly known as Adjustable Rate U.S. Government Fund, changed its name and investment policies on December 1, 1998. The bar chart and table reflect results achieved under different investment policies prior to December 1, 1998. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                       Total Return
   1992         1993        1994        1995        1996        1997        1998        1999        2000
-----------------------------------------------------------------------------------------------------------------------
   4.93%        4.10%       0.82%       8.60%       5.83%       6.21%       4.07%       1.87%       6.68%
-----------------------------------------------------------------------------------------------------------------------

     Highest Quarterly Return: First Quarter 1995, up 3.35%
     Lowest Quarterly Return: Second Quarter 1999, down 0.07%


The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Lehman 1-5 Year U.S. Credit Index (the "Lehman U.S. Credit Index"), an unmanaged index of corporate bonds with maturities between one and five years. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of Morningstar Short Term Bond Average and the Lipper Short Term Investment Grade Average, each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge you may be required to pay when you buy or redeem the Fund's shares. The Lehman Short Index percentages have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Short Term Bond Average and Lipper Short Term Investment Grade Average percentages have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------
                                                                    Since    Since        Since
Average Annual Total Returns                   Past 1   Past 5    Class A    Class B    Class C
(for the periods ended December 31, 2000)       Year    Years    Inception  Inception  Inception
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
CDC Nvest Short Term Corporate Income Fund

      Class A (inception 10/18/91)             3.43%      4.26%      4.44%
      Class B (inception 9/13/93)              0.90%      3.79%                3.88%
      Class C (inception 12/7/98)              3.86%                                      3.07%
---------------------------------------------------------------------------------------------------
Lehman U.S. Credit Index                       8.48%      6.16%      6.92%     6.24%      5.44%
---------------------------------------------------------------------------------------------------
Morningstar Short Term Bond Average            8.14%      5.43%      5.86%     5.26%      5.11%
---------------------------------------------------------------------------------------------------
Lipper Short Term Investment Grade Average     7.36%      5.38%      5.77%     5.22%      5.12%
---------------------------------------------------------------------------------------------------

Each Index is calculated from 10/31/91 for Class A shares, 9/30/93 for Class B shares and 12/31/98 for Class C shares.

For estimated expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks


CDC Nvest Bond Income Fund


                                               ------------------------------------------------------------
                                                                       Fund Focus
                                               ------------------------------------------------------------
                                                                 Stability       Income         Growth
                                               ------------------------------------------------------------
                                                  High                             X
                                               ------------------------------------------------------------
                                                  Mod.               X
                                               ------------------------------------------------------------
                                                  Low                                             X
                                               ------------------------------------------------------------
                                               ------------------------------------------------------------
                                                                        Duration
                                               ------------------------------------------------------------
                                                                   Short          Int.           Long
                                               ------------------------------------------------------------
                                                  High                             X
                                               ------------------------------------------------------------
                                                  Mod.
                                               ------------------------------------------------------------
                                                  Low
                                               ------------------------------------------------------------


Adviser:          CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
                  Management Advisers")
Subadviser:       Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:         Peter W. Palfrey, Curt A. Mitchell and Richard G.
                  Raczkowski
Category:         Corporate Income


        Ticker Symbol:                                                Class Y
                                                                       NERYX

Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

Principal Investment Strategies


Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's")) and will generally maintain an average effective maturity of ten years or less. The Fund may also purchase lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's).

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:

[X]  fixed charge coverage
[X]  the relationship between cash flows and dividend obligations
[X]  the experience and perceived strength of management
[X]  price responsiveness of the security to interest rate changes
[X]  earnings prospects
[X]  debt as a percentage of assets

[X] borrowing requirements, debt maturity schedules and liquidation value


In selecting investments for the Fund, Loomis Sayles employs the following strategies:


 . Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

 . Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.

 . Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher return.

 . Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

The Fund may:

 . Invest in foreign securities, including those of emerging markets, and related currency hedging transactions.

 .  Invest in Rule 144A and mortgage-backed securities.

 . Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.


Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.


--------------------------------------------------------------------------------
                                  Total Return
   1995         1996        1997        1998        1999        2000

  20.72%       4.59%       11.40%      8.29%       -0.01%      7.60%
--------------------------------------------------------------------------------



 *        Highest Quarterly Return: Second Quarter 1995, up 7.47%
 .        Lowest Quarterly Return: First Quarter 1996, down 2.19%

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one-to ten-year maturities issued by the U.S. government and U.S. corporations. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Intermediate Term Bond Average ("Morningstar Int. Bond Average") and Lipper Intermediate Investment Grade Debt Average ("Lipper Int. Invest. Grade Debt Average"), each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The Lehman Aggregate Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Morningstar Int. Bond Average and Lipper Int. Invest. Grade Debt Average returns have been adjusted for these expenses.


 ------------------------------------------------------------------------------------------------------------------------
 Average Annual Total Returns                                                                          Since Class
 (for the periods ended December 31, 2000)                     Past 1 Year        Past 5 Years          Inception
 ------------------------------------------------------------------------------------------------------------------------
 CDC Nvest Bond Income Fund:
       Class Y (inception 12/30/94)                               7.60%               6.30%                8.57%
 ------------------------------------------------------------------------------------------------------------------------
 Lehman Aggregate Bond Index                                     11.63%               6.46%                8.37%
 ------------------------------------------------------------------------------------------------------------------------
 Morningstar Int. Bond Avg.                                       9.45%               5.43%                7.38%
 ------------------------------------------------------------------------------------------------------------------------
 Lipper Int. Invest. Grade Debt Avg.                              9.78%               5.47%                7.35%
 ------------------------------------------------------------------------------------------------------------------------


        Each Index is calculated from 12/31/94 for Class Y shares.

For actual past expenses of Class Y shares, see the section entitled "Fund Fees
                                 & Expenses."

Goals, Strategies & Risks


CDC Nvest High Income Fund


                                               ------------------------------------------------------------
                                                                       Fund Focus
                                               ------------------------------------------------------------
                                                                 Stability       Income         Growth
                                               ------------------------------------------------------------
                                                  High                             X
                                               ------------------------------------------------------------
                                                  Mod.                                            X
                                               ------------------------------------------------------------
                                                  Low              X
                                               ------------------------------------------------------------
                                               ------------------------------------------------------------
                                                                        Duration
                                               ------------------------------------------------------------
                                                                   Short          Int.           Long
                                               ------------------------------------------------------------
                                                  High                             X
                                               ------------------------------------------------------------
                                                  Mod.
                                               ------------------------------------------------------------
                                                  Low
                                               ------------------------------------------------------------


Adviser:          CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
                  Management Advisers")
Subadviser:       Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:         Michael Millhouse and Curt Mitchell
Category:         Corporate Income

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following, although not all securities selected will have these characteristics:

[X]  issuer debt and debt maturity schedules
[X]  earnings prospects
[X]  responsiveness to changes in interest rates
[X]  experience and perceived strength of management
[X]  borrowing requirements and liquidation value
[X]  market price in relation to cash flow, interest and dividends

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

 . Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

 . Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.

 . Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.

 . Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities. The Fund's portfolio will generally include 45 to 50 holdings across many industries.

The Fund may:

 .  Invest in zero-coupon, pay-in-kind and Rule 144A securities.

 . Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

   Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. "Junk Bonds" are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

   Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and ten-year periods (since inception if shorter) compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The returns shown are those of the Fund's Classes A, B and C shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they would be invested in the same portfolio of securities as the Classes A, B and C shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment principles for periods prior to July 1, 1996.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

---------------------------------------------------------------------------------------------------------------------
                                  Total Return
   1991       1992        1993        1994        1995        1996        1997        1998        1999       2000
---------------------------------------------------------------------------------------------------------------------
  36.42%     15.73%      16.57%      -3.22%      11.75%      14.88%      15.37%      -1.66%      4.00%      -16.09%
---------------------------------------------------------------------------------------------------------------------

         Highest Quarterly Return: First Quarter 1999, up 11.99%
         Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%


The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the Lehman High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar High Yield Bond and Lipper High Current Yield Averages each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. The Lehman High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar High Yield Bond Average and Lipper High Current Yield Average returns have been adjusted for these expenses but do not reflect any sales charges.


------------------------------------------------------------------------------------------------------
Average Annual Total Returns                   Past 1      Past 5      Past 10       Since       Since
(for the periods ended December 31, 2000)       Year       Years        Years       Class B     Class C
                                                                                   Inception   Inception
-----------------------------------------------------------------------------------------------------------
CDC Nvest High Income Fund:
      Class A (inception 2/22/84)              -19.85%       1.67%       8.01%
      Class B (inception 9/20/93)              -20.34%       1.62%                    2.79%
      Class C (inception 3/2/98)               -18.13%                                            -6.77%
-----------------------------------------------------------------------------------------------------------
Lehman High Yield Composite Index               -5.86%       4.28%       11.16%       5.84%       -1.47%
-----------------------------------------------------------------------------------------------------------
Morningstar High Yield Bond Average             -9.12%       3.25%       9.88%        5.12%       -2.96%
-----------------------------------------------------------------------------------------------------------
Average
-----------------------------------------------------------------------------------------------------------
Lipper High Current Yield Average               -8.38%       3.36%       9.99%        4.57%       -3.33%
-----------------------------------------------------------------------------------------------------------


    Each Index is calculated from 12/28/90 for Class A shares, 9/30/93 for
                Class B shares and 2/28/98 for Class C shares.

      For estimated expenses of Class Y shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks
-------------------------

CDC Nvest Strategic Income Fund


                               ------------------------------------------------
                                                  Fund Focus
                               ------------------------------------------------
                                            Stability       Income     Growth
                               ------------------------------------------------
                                 High                         X
                               ------------------------------------------------
                                 Mod.                                    X
                               ------------------------------------------------
                                 Low            X
                               ------------------------------------------------

                                                   Duration
                               ------------------------------------------------
                                           Short             Int.       Long
                               ------------------------------------------------
                                 High
                               ------------------------------------------------
                                 Mod.                                     X
                               ------------------------------------------------
                                 Low
                               ------------------------------------------------

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
               Management Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:      Daniel J. Fuss and Kathleen C. Gaffney
Category:      Corporate Income

        Ticker Symbol:                                                  Class Y
                                                                          NEZYX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in debt instruments (including lower-quality securities) with a focus on U.S. corporate bonds, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various bond segments based upon changing market conditions.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management refrains from market timing or interest rate forecasting. Instead, it uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

 X   discounted share price compared to economic value

 X   undervalued credit ratings with strong or improving credit profiles

 X   yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

 .    Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.


 . Loomis Sayles seeks to buy bonds at a discount -- bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

 . Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach offers investors one-stop access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.

 . The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other bond segments as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.

The Fund may:

 . Invest in mortgage-backed securities, zero-coupon or pay-in-kind bonds, and stripped securities.

 . Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. "Junk Bonds" are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-backed securities.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it offered Class Y shares


--------------------------------------------------------------------------------
                                  Total Return
--------------------------------------------------------------------------------
   2000
   1.04%

--------------------------------------------------------------------------------


   Highest Quarterly Return: First Quarter 2000, up 4.07%
   Lowest Quarterly Return: Second Quarter 2000, down 2.34%

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Lehman Aggregate Bond Index, a market-weighted aggregate index that includes nearly all debt issued by the U.S. Treasury, U.S. government agencies and U.S. corporations rated investment grade, and U.S. agency debt backed by mortgage pools. They are also compared to the Lehman Universal Bond Index, an unmanaged index representing 85% of the return of the Lehman Brothers Aggregate Bond Index, 5% of the Lehman Brothers High Yield Corporate Bond Index, 4% of the Lehman Brothers Emerging Market Index, 5% of Eurodollar instruments and 1% of 144A Commercial Paper. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Multi-Sector Bond Average and Lipper Multi-Sector Income Average, each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The Lehman Aggregate Bond Index and the Lehman Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Multi-Sector Bond Average and Lipper Multi-Sector Income Average returns have been adjusted for these expenses but do not reflect any sales charges.

------------------------------------------------------------------------
Average Annual Total Returns                               Since Class
(for the periods ended December 31, 2000)  Past 1 Year      Inception
------------------------------------------------------------------------
CDC Nvest Strategic Income Fund:
         Class Y (inception 12/01/99)          1.04%          3.44%
------------------------------------------------------------------------
Lehman Aggregate Bond Index                   11.63%         11.09%
------------------------------------------------------------------------
Lehman Universal Bond Index                   10.82%          9.75%
------------------------------------------------------------------------
Morningstar Multi-Sector Bond Average          1.27%          2.17%
------------------------------------------------------------------------
Lipper Multi-Sector Income Average             0.01%          1.14%
------------------------------------------------------------------------


   Each Index is calculated from 11/30/99 for Class Y shares, except for the Lipper Multi Sector Income Average which is calculated from 12/01/99.

          For actual past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
-------------------------

CDC Nvest Limited Term U.S. Government Fund

                               ------------------------------------------------
                                                    Fund Focus
                               ------------------------------------------------
                                            Stability       Income      Growth
                               ------------------------------------------------
                               High             X              X
                               ------------------------------------------------
                               Mod.
                               ------------------------------------------------
                               Low                                         X
                               ------------------------------------------------

                               ------------------------------------------------
                                                   Duration
                               ------------------------------------------------
                                              Short          Int.        Long
                               ------------------------------------------------
                               High                            X
                               ------------------------------------------------
                               Mod.
                               ------------------------------------------------
                               Low
                               ------------------------------------------------

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
               Management Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:      Michael F. Harris and Cliff Rowe
Category:      Government Income

        Ticker Symbol:                                                  Class Y
                                                                          NELYX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. government securities, including bills, notes and bonds (including zero-coupon bonds) and pass through mortgage securities issued or guaranteed by the U.S. Treasury and other government agencies.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

X average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or "Aaa" by Moody's Investors Service, Inc., ("Moody's")

X    effective duration range of 2 to 4 years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:


 . Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.

 . Next,the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

 . Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.

 . It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

 . Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.

The Fund may:

 . Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).

 . Invest in asset-backed securities (those rated AAA by S&P or Aaa by Moody's).

 .  Invest in foreign bonds denominated in U.S. dollars.

 . Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.

--------------------------------------------------------------------------------
                                  Total Return

   1995         1996        1997        1998        1999        2000
  13.34%       2.73%       7.53%       6.94%       -0.32%      8.82%
--------------------------------------------------------------------------------


   Highest Quarterly Return: Third Quarter 1998, up 4.80%
   Lowest Quarterly Return: First Quarter 1996, down 1.20%

The table below shows the Fund's average annual total returns for the one-year, five year and since-inception periods compared to those of the Lehman Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Short Government Average and Lipper Short Intermediate U.S. Government Average ("Lipper Short Int. U.S. Gov't Average"), each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Morningstar Short Government Average and the Lipper Short Int. U.S. Gov't Average returns have been adjusted for these expenses.

--------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                                        Since Class
(for the periods ended December 31, 2000)                    Past 1 Year        Past 5 Years         Inception
--------------------------------------------------------------------------------------------------------------------
CDC Nvest Limited Term U.S. Government Fund:
      Class Y (inception 3/31/94)                                8.82%             5.08%               5.65%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Lehman Int. Gov't Bond Index                                    10.47%             6.19%               6.67%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Morningstar Short Government Average                             7.93%              5.22%               5.50%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Lipper Short Int. U.S. Gov't Average                             8.56%              5.16%               5.61%
--------------------------------------------------------------------------------------------------------------------

               Each Index is calculated from 3/31/94 for Class Y shares.

             For actual past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
CDC Nvest Government Securities Fund


                    ------------------------------------------------------------
                                            Fund Focus
                    ------------------------------------------------------------
                                      Stability       Income         Growth
                    ------------------------------------------------------------
                    High                                 X
                    ------------------------------------------------------------
                    Mod.                  X
                    ------------------------------------------------------------
                    Low                                                 X
                    ------------------------------------------------------------


                    ------------------------------------------------------------
                                             Duration
                    ------------------------------------------------------------
                                        Short          Int.           Long
                    ------------------------------------------------------------
                    High                                                X
                    ------------------------------------------------------------
                    Mod.
                    ------------------------------------------------------------
                    Low
                    ------------------------------------------------------------


Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
               Management Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:      Kent P. Newmark and Cliff Rowe
Category:      Government Income

   Ticker Symbol:                                                  Class Y
                                                                   NEUYX

Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

Principal Investment Strategies

Under normal market conditions, the Fund will invest its assets in U.S. government securities, including U.S. Treasury bills, notes and bonds, and mortgage-backed securities issued or guaranteed by U.S. government agencies.


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:

|X| average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa" by Moody's Investors Service, Inc.

|X|  average maturity of 10 years or more


In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:

 . Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.


 . Next,the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

 . Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

 . Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities.

The Fund may:

 .  Invest in zero-coupon bonds.

 . Invest in mortgage-related securities, including collateralized mortgage obligations and stripped securities.

 . Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.

--------------------------------------------------------------------------------
                                  Total Return

   1995         1996        1997        1998        1999        2000
  20.29%       1.12%       10.51%      9.34%       -6.28%      13.50%
--------------------------------------------------------------------------------
 .    Highest Quarterly Return: Second Quarter 1995, up 7.37%
 .    Lowest Quarterly Return: First Quarter 1996, down 3.12%

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Lehman Government Bond Index ("Lehman Gov't Bond Index"), an unmanaged index of public debt of the U.S. Treasury, government agencies and their obligations. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Long Government Average and Lipper General Government Average ("Lipper General Gov't. Average"), each an average of the total return of mutual funds with similar investment objectives as the Fund. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The Lehman Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Morningstar Long Government Average and the Lipper General Gov't. Average have been adjusted for these expenses.

------------------------------------------------------------------------------------
Average Annual Total Returns                 Past 1      Past 5       Since Class
(for the periods ended December 31, 2000)     Year        Years        Inception
------------------------------------------------------------------------------------
CDC Nvest Government Securities Fund:
    Class Y (inception 3/31/94)                13.50%       5.38%        6.52%
------------------------------------------------------------------------------------
Lehman Gov't Bond Index                        13.24%       6.49%        6.67%
------------------------------------------------------------------------------------
Morningstar Long Government Average            15.04%       5.72%        7.19%
------------------------------------------------------------------------------------
Lipper General Gov't Average                   11.77%       5.40%        6.32%
------------------------------------------------------------------------------------


     Each Index is calculated from 3/31/94 for Class Y shares.

     For actual past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                                       All Funds
                                                                        Class Y

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                         None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                                     None
--------------------------------------------------------------------------------
Redemption fees                                                          None*
--------------------------------------------------------------------------------
     . Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

Expense information in this table has been restated to reflect current fees and expenses.

--------------------------------------------------------------------------------------------------------------------------------
                                      CDC Nvest Short Term               CDC Nvest Bond                  CDC Nvest High
                                     Corporate Income Fund*               Income Fund                     Income Fund*
--------------------------------------------------------------------------------------------------------------------------------
                                            Class Y                         Class Y                         Class Y
--------------------------------------------------------------------------------------------------------------------------------
Management fees                              0.55%                           0.42%                           0.70%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or service                  0.00%                           0.00%                           0.00%
(12b-1) fees
--------------------------------------------------------------------------------------------------------------------------------
Other expenses                               0.41%                           0.25%                           0.31%
--------------------------------------------------------------------------------------------------------------------------------
Total annual fund operating                  0.96%                           0.67%                           1.01%
expenses
--------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or expense                    0.36%**                         0.00%                           0.00%
reimbursement
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                 0.60%                           0.67%                           1.01%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                   CDC Nvest Strategic            CDC Nvest Limited Term              CDC Nvest Government
                                      Income Fund                  U.S. Government Fund                  Securities Fund
--------------------------------------------------------------------------------------------------------------------------------
                                            Class Y                         Class Y                         Class Y
--------------------------------------------------------------------------------------------------------------------------------
Management fees                              0.63%                           0.65%                           0.65%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or service                  0.00%                           0.00%                           0.00%
(12b-1) fees
--------------------------------------------------------------------------------------------------------------------------------
Other expenses                               0.27%                           0.30%                           0.36%
--------------------------------------------------------------------------------------------------------------------------------
Total annual fund operating                  0.90%                           0.95%                           1.01%
expenses
--------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or expense                    0.00%                           0.00%                           0.00%
reimbursement
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                 0.90%                           0.95%                           1.01%
--------------------------------------------------------------------------------------------------------------------------------


     * Short Term Corporate Income Fund and High Income Fund may not currently offer Class Y shares. Expenses for Short Term Corporate Income Fund and High Income Fund have been estimated.

     ** CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 0.60% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect until May 1, 2002 and will be reevaluated on an annual basis.

Fund Fees & Expenses

Example

This example, which is based upon the expenses* shown above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

     .    You invest $10,000 in the Fund for the time periods indicated;
     .    Your investment has a 5% return each year; and
     .    A Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------------------------
                  CDC Nvest Short Term                 CDC Nvest Bond Income              CDC Nvest High Income
                 Corporate Income Fund                          Fund                               Fund
-------------------------------------------------------------------------------------------------------------------------
                       Class Y                                 Class Y                            Class Y
-------------------------------------------------------------------------------------------------------------------------
  1 year                      $ 61                                $68                               $ 103
-------------------------------------------------------------------------------------------------------------------------
  3 years                     $ 270                               $214                              $ 322
-------------------------------------------------------------------------------------------------------------------------
  5 years                     $ 496                               $373                              $ 558
-------------------------------------------------------------------------------------------------------------------------
  10 years                    $1,145                              $835                              $1,236
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                  CDC Nvest Strategic                  CDC Nvest Limited Term           CDC Nvest Government
                      Income Fund                       U.S.  Government Fund             Securities  Fund
-------------------------------------------------------------------------------------------------------------------------
                        Class Y                                 Class Y                      Class Y
-------------------------------------------------------------------------------------------------------------------------
  1 year                      $ 92                               $ 97                               $ 103
-------------------------------------------------------------------------------------------------------------------------
  3 years                     $ 287                              $ 303                              $ 322
-------------------------------------------------------------------------------------------------------------------------
  5 years                     $ 498                              $ 525                              $ 558
-------------------------------------------------------------------------------------------------------------------------
  10 years                    $1,108                             $1,166                             $1,236
-------------------------------------------------------------------------------------------------------------------------


     * The examples are based on the Net Expenses shown above for the 1-year period illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject by investing in various types of securities or engaging in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency Risk (High Income, Strategic Income, Bond Income, Short Term Corporate Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


Emerging Markets Risk (Short Term Corporate Income, Bond Income, High Income, Strategic Income Funds) The risk associated with investing in securities traded in developing securities markets, which may be smaller and have shorter operating histories than developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Euro Conversion Risk (High Income, Strategic Income, Bond Income, Short Term Corporate Income Funds) Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by a Fund.


Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.


Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures and Swap Contracts Risks (Strategic Income, Short Term Corporate Income, Limited Term U.S. Government, Government Securities Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.


Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Strategic Income Fund) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that the Fund has valued certain securities at a higher price than it can sell them for.

Management Team

Meet the Funds' Investment Adviser and Subadvisers

The CDC Nvest Funds family currently includes 28 mutual funds with a total of over $6 billion in assets under management as of December 31, 2000. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of CDC Nvest Income Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Equity Funds, CDC Nvest Star Funds, Kobrick Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

CDC IXIS Asset Management Advisers, L.P.

CDC IXIS Asset Management Advisers (formerly Nvest Funds Management, L.P.), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds. CDC IXIS Asset Management Advisers is a subsidiary of CDC IXIS Asset Management - North America, L.P. ("CDC IXIS Asset Management - North America") (formerly Nvest Companies, L.P.), which is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. As of December 31, 2000 CDC IXIS Asset Management - North America's 17 principal subsidiary or affiliated asset management firms collectively had $135 billion in assets under management. CDC IXIS Asset Management Advisers oversees, evaluates and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to each Fund. CDC IXIS Asset Management Advisers does not determine what investments will be purchased by the Fund. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds in 2000 as a percentage of each Fund's average daily net assets were 0.12% for CDC Nvest Short Term Corporate Income Fund (after waiver or reimbursement), 0.42% for CDC Nvest Bond Income Fund, 0.70% for CDC Nvest High Income Fund, 0.63% for CDC Nvest Strategic Income Fund, 0.65% for CDC Nvest Limited Term U.S. Government Fund, and 0.65% for CDC Nvest Government Securities Fund.

Subadvisers

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management - North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $66 billion in assets under management as of December 31, 2000. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC"), which permits CDC IXIS Asset Management Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Asset Management Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Asset Management Advisers, if approved by the Board of Trustees. Shareholders will be notified of any subadviser changes.

Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management - North America, CDC IXIS Asset Management Advisers and Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Meet the Funds' Portfolio Managers

Michael F. Harris

Michael Harris has served as co-portfolio manager of Limited Term U.S. Government Fund since June 2001. Mr. Harris is Vice President, Core Bond Group Associate Managing Partner and Director of Loomis Sayles. He began his investment career in 1979 and has been at Loomis Sayles since 1991. Mr. Harris received a B.B.A. from Michigan State University and an M.B.A from Saginaw Valley State College. He is also a Chartered Financial Analyst and Chartered Investment Counselor. He has over 22 years of investment experience.

Craig Smith

Craig Smith has served a co-portfolio manager of Short Term Corporate Income Fund since June 2001. Mr. Smith, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1997. Prior to that he was an Investment Consultant with Donaldson, Lufkin & Jenrette from 1994 until 1997. Mr. Smith has a B.S. and an M.B.A. from Cornell University and over 7 years of investment experience.

Clifton V. Rowe

Clifton Rowe has served as co-portfolio manager of Government Securities Fund since June 2001. Mr. Rowe became Portfolio Manager and Vice President of Loomis Sayles in 2001. Prior to that, he served Loomis Sayles as a Trader from 1992 until 2001. He is also a Chartered Financial Analyst. Mr. Rowe has a B.B.A. from James Madison University and over 9 years of investment experience.

Kent P. Newmark

Kent Newmark has served as co-portfolio manager of Government Securities Fund since June 2001. Mr. Newmark is Vice President and Core Bond Group Senior Partner of Loomis Sayles. He began his investment career in 1963 and has been at Loomis Sayles since 1976. Mr. Newmark received a B.S. and an M.B.A. from the University of California. He is also a Chartered Investment Counselor. He has over 38 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of Short Term Corporate Income Fund since June 2001. Mr. Hyll, Vice President of Loomis Sayles, joined the company in 1989. He received his B.A. and his M.B.A. from Baldwin-Wallace College and has over 17 years of investment experience.


Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of Short Term Corporate Income Fund and Bond Income Fund since from May 1999 (including service until May 2001 with Back Bay Advisors) and June 2001, respectively. Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. Mr. Raczkowski was also a senior consultant at Hagler Bailly Consulting from mid 1996 until December 1997. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 16 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of Bond Income Fund since May 1999, including service until May 2001 with Back Bay Advisors. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey is also a Chartered Financial Analyst. He received his B.A. from Colgate University and has over 18 years of investment experience.

Michael J. Millhouse

Michael Millhouse has co-managed High Income Fund since May 2000. Mr. Millhouse is Executive Vice President, Chief Investment Officer and Director of Loomis Sayles. He began his investment career in 1978 and has been at Loomis Sayles since 1992. Mr. Millhouse is also a Chartered Financial Analyst and Chartered Investment Counselor. He received a B.S. and an M.B.A. from Indiana University and has over 23 years of investment experience.
        ----

Curt A. Mitchell

Curt Mitchell has served as co-portfolio manager of Bond Income Fund since June 2001. He has also served as co-portfolio manager of High Income Fund since May 2000. Mr. Mitchell is Vice President, Portfolio Manager and Manager of Fixed Income Trading of Loomis Sayles. He began his investment career in 1986 and has been at Loomis Sayles since 1995. Prior to joining Loomis Sayles, he was a Fixed Income Portfolio Manager with Firststar Investment Research & Management Company. Mr. Mitchell is also a Chartered Financial Analyst and Chartered Investment Counselor. He has an M.B.A. from the University of Illinois, a B.S. from Illinois Wesleyan University and over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has managed Strategic Income Fund since May 1995. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss is also a Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 33 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of Strategic Income Fund since April 1996. Ms. Gaffney, a Chartered Financial Analyst, joined Loomis Sayles in 1984 and is now a Vice President of the company. She holds a B.A. from the University of Massachusetts at Amherst and has over 16 years of investment experience.

Fund Services
-------------

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.   Read this Prospectus carefully.
2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares:

     Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

     A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

     . Other mutual funds, endowments, foundations, bank trust departments or trust companies.

     There is no initial or subsequent investment minimum for:

     . Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

     . Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

     . Separate Accounts of New England Financial, MetLife or their affiliates.

     . Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Asset Management Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

     . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

     . Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

     . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y Shares.

CDC Nvest Funds Web Site


You may have access to your account 24 hours a day by visiting us online at www.cdcnvestfunds.com

Fund Services

Buying Shares

                                                   Opening an Account                    Adding to an Account
Through Your Investment Dealer

                                         .    Call your investment dealer        .    Call your investment dealer
                                              for information.                        for information.

By Mail

                                         .        Make out a check in U.S.       .        Make out a check in U.S.
                                                  dollars for the                         dollars for
                                                  investment                              the investment
                                                  amount, payable                         amount,
                                                  to "CDC Nvest                           payable to
                                                  Funds."  Third                          "CDC Nvest
                                                  party checks                            Funds."  Third
                                                  and "starter"                           party checks
                                                  checks will not                         and "starter"
                                                  be accepted.                            checks will
                                                                                          not be
                                                                                          accepted.
                                         .        Mail the check with your       .        Fill out the detachable
[envelope icon]                                   completed                               investment
                                                  application to                          slip from an
                                                  CDC Nvest                               account statement.  If
                                                  Funds, P.O. Box                         no slip is
                                                  8551, Boston,                           available, include
                                                  MA 02266-8551                           with the check
                                                                                          a letter
                                                                                          specifying the
                                                                                          Fund name,
                                                                                          your class of
                                                                                          shares, your
                                                                                          account number
                                                                                          and the
                                                                                          registered
                                                                                          account
                                                                                          name(s).  To
                                                                                          make investing
                                                                                          even easier, you
                                                                                          can order more
                                                                                          investment slips
                                                                                          by calling
                                                                                          800-225-5478.

By Exchange

                                         .    Obtain a current prospectus        .    Call your investment dealer
[exchange icon]                               for the Fund into which you are         or CDC Nvest Funds at
                                              exchanging by calling your              800-225-5478 or visit
                                              investment dealer or CDC Nvest          www.cdcnvestfunds.com to
                                              Funds at 800-225-5478.                  request an exchange.
                                         .    Call your investment dealer        .    See the section entitled
                                              or CDC Nvest Funds to request an        "Exchanging Shares" for more
                                              exchange.                               details.
                                         .    See the section entitled
                                              "Exchanging Shares" for more
                                              details.

By Wire

                                         .    Call CDC Nvest Funds at            .    Visit www.cdcnvestfunds.com
                                              800-225-5478 to obtain an               to add shares to your account
                                              account number and wire transfer        by wire.
                                              instructions.  Your bank may       .    Instruct your bank to
                                              charge you for such a transfer.         transfer funds
[wire icon]                                                                           to State
                                                                                      Street Bank &
                                                                                      Trust Company,
                                                                                      ABA# 011000028, and
                                                                                      DDA # 99011538.

                                                                                 .    Specify the Fund name, your
                                                                                      class of shares, your
                                                                                      account number and the
                                                                                      registered account name(s).
                                                                                      Your bank may charge you
                                                                                      for such a transfer.

Through Automated Clearing House ("ACH")
                                         .    Ask your bank or credit            .    Call CDC Nvest Funds at
                                              union whether it is a member of         800-225-5478 or visit
                                              the ACH system.                         www.cdcnvestfunds.com to add
                                         .    Complete the "Bank Information"         shares to your account through
                                              section on your account                 ACH.
                                              application.                       .    If you have not signed up
[ACH icon]                               .    Mail your completed                     for the ACH
                                              application to                          system, please
                                              CDC Nvest                               call CDC Nvest
                                              Funds, P.O. Box                         Funds for a
                                              8551, Boston,                           Service
                                              MA 02266-8551.                          Options Form.
                                                                                      A signature
                                                                                      guarantee may
                                                                                      be required to
                                                                                      add this
                                                                                      privilege.

Fund Services
-------------

Selling Shares

                      To Sell Some or All of Your Shares

Certain restrictions may apply. See the section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                                       .    Call your investment dealer for information.

By Mail

                                       .    Write a letter to request a redemption specifying the name of your Fund, your class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

[envelope icon]                        .    The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

                                       .    Mail your request by regular mail to CDC Nvest Funds, P.O. Box 8551,
                                            Boston, MA 02266-8551 or by registered, express or certified mail to CDC Nvest Funds,
                                            66 Brooks Drive, Braintree, MA 02184.

                                       .    Your proceeds will be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received in good order. You may also choose to redeem by wire or throug ACH (see below).

By Exchange

                                       .    Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.

[exchange icon]                        .    Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

                                       .    See the section entitled "Exchanging Shares" for more details.

By Wire

                                       .    Fill out the "Bank Information" section on your account application.

[wire icon]                            .    Call CDC Nvest Funds at 800-225-5478, visit www.cdcnvestfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                                       .    Proceeds will generally be wired on the next business day. A wire fee
                                            (currently $5.00) will be deducted from the proceeds.

Through Automated Clearing House

                                       .    Ask your bank or credit union whether it is a member of the ACH system.

                                       .    Complete the "Bank Information" section on your account application.

[ACH icon]                             .    If you have not signed up for the ACH system on your application, please call CDC Nvest
                                            Funds at 800-225-5478 for a Service Options Form.

                                       .    Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request a redemption through this system.

                                       .    Proceeds will generally arrive at your bank within three business days.

By Telephone

                                       .    You may receive your proceeds by mail, by wire or through ACH (see above).

                                       .    Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to
[telephone icon]                            use to redeem your shares.

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

 .  your address of record has been changed within the past 30 days;

 . you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

 . a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

 .  a financial representative or securities dealer;

 .  a federal savings bank, cooperative, or other type of bank;

 .  a savings and loan or other thrift institution;

 .  a credit union; or

 .  a securities exchange or clearing agency.

Fund Services
-------------

Exchanging Shares


You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund which offers Class Y shares or for Class A shares of the Money Market Funds. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions


Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                                      Situation
The Fund may suspend the right of redemption or                  .    When the New York Stock Exchange (the "Exchange")
postpone payment for more than 7 days:                                is closed (other than a weekend/holiday)

                                                                 .    During an emergency

                                                                 .    Any other period permitted by the SEC

The Fund reserves the right to suspend account services          .    With a notice of a dispute between registered owners
or refuse transaction requests:
                                                                 .    With suspicion/evidence of a fraudulent act


The Fund may pay the redemption price in whole or in  part       .    When it is detrimental for the Fund to make cash
by a distribution in kind of readily marketable securities            payments as determined in the sole discretion of the
in lieu of cash or may take up to 7 days to pay                       adviser or subadviser
a redemption request in order to raise capital:

The Fund may withhold redemption proceeds until the check        .    When redemptions are made within 10 calendar days
or funds have cleared:                                                of purchase by check or ACH of the shares being
                                                                      redeemed

Telephone redemptions are not accepted for tax-qualified retirement accounts.

Small Account Redemption

When the Fund account falls below a set minimum (currently $1,000 as set by the Board of Trustees), the Fund may close your account and send you the proceeds. You will have 60 days after being notified of the Fund's intention to close your account to increase its amount to the set minimum. This does not apply to certain qualified retirement plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.

Fund Services
-------------

How Fund Shares Are Priced


"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =   Total market value of securities + Cash and other assets - Liabilities
                    ----------------------------------------------------------------------
                                       Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

 .    A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Fund shares will not be priced on the days on which the Exchange is closed for trading.


 .    The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

 .    Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

 .    A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

     * Under limited circumstances, the Distributor may enter into a contractual agreement pursuant to which it may accept orders after 5:00 p.m., but not later than 8:00 p.m.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

Equity securities -- most recent sales or quoted bid price or as provided by a pricing service if a sales or quoted bid price is unavailable.

Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

Securities traded on foreign exchanges -- most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Board of Trustees at the close of regular trading on the Exchange.

Options -- last sale price, or if not available, last offering price.

Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Board of Trustees.

All other securities -- fair market value as determined by the adviser or subadviser of the Fund under the direction of the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services
-------------

Dividends and Distributions


The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The Funds expect to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:


 .    Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund or in Class Y shares of another CDC Nvest Fund.

 .    Receive all distributions in cash.


For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan CDC Nvest Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions derived from short-term capital gains or investment income are taxable at ordinary income rates. Distributions of gains from investments that the Funds owned for more than one year that are designated by the Funds as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held the Funds' shares. Distributions are taxable to you even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the price you paid).


The Funds' investments in foreign securities may be subject to foreign withholding taxes. In that case, the Funds' yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Funds' investments in foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.


Any gain resulting from the sale of your Fund shares (or an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) will generally be subject to federal income tax.

Dividends derived from interest on U.S. government securities may be exempt from state and local income taxes. The Funds advise shareholders of the proportion of each Fund's dividends that are derived from such interest.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers


The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Performance
----------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

CDC Nvest Short Term Corporate Income Fund

                                                                          Class A

                                                                 Year Ended December 31,
                                             1996           1997           1998         1999           2000
Net Asset Value,
   Beginning of The Period                 $   7.37       $   7.37       $   7.39     $   7.30       $   7.01
                                           --------       --------       --------     --------       --------
Income from investment operations
Net Investment Income                          0.43           0.47(d)        0.38         0.41           0.44
Net Realized and Unrealized
   Gain (Loss) on Investments                 (0.01)         (0.02)         (0.09)       (0.28)          0.01(f)
                                           --------       --------       --------     --------       --------
Total From Investment Operations               0.42           0.45           0.29         0.13           0.45
                                           --------       --------       --------     --------       --------
Less Distributions
Distributions From Net
     Investment Income                        (0.42)         (0.43)         (0.38)       (0.42)         (0.44)
                                           --------       --------       --------     --------       --------
Total Distributions                           (0.42)         (0.43)         (0.38)       (0.42)         (0.44)
                                           --------       --------       --------     --------       --------

Net Asset Value, End of The Period         $   7.37       $   7.39       $   7.30     $   7.01       $   7.02
                                           ========       ========       ========     ========       ========

Total Return (%) (c)                           5.8            6.2            4.0          1.9             6.7

                                                                          Class B

                                                                 Year Ended December 31,
                                             1996           1997           1998         1999           2000
Net Asset Value,
   Beginning of The Period                 $  7.37         $  7.36        $  7.38      $  7.29        $  7.00
                                           -------         -------        -------      -------        -------
Income from investment operations
Net Investment Income                         0.37            0.41(d)        0.33         0.36           0.39
Net Realized and Unrealized
   Gain (Loss) on Investments                (0.02)          (0.02)         (0.09)       (0.28)          0.01(f)
                                           -------         -------        -------      -------        -------
Total From Investment Operations              0.35            0.39           0.24         0.08           0.40
                                           -------         -------        -------      -------        -------
Less Distributions
Distributions From Net
     Investment Income                       (0.36)          (0.37)         (0.33)       (0.37)         (0.39)
                                           -------         -------        -------      -------        -------
Total Distributions                          (0.36)          (0.37)         (0.33)       (0.37)         (0.39)
                                           -------         -------        -------      -------        -------

Net Asset Value, End of The Period         $  7.36         $  7.38        $  7.29      $  7.00        $  7.01
                                           =======         =======        =======      =======        =======

Total Return (%) (c)                           4.9             5.4            3.4          1.1            5.9

                                                            Class C
                                        December 7, 1998(a)            Year Ended
                                             through                  December 31,
                                         December 31, 1998        1999           2000
Net Asset Value,
   Beginning of The Period              $     7.28               $  7.29        $  7.00

Income from investment operations
Net Investment Income                         0.01                  0.36           0.39
Net Realized and Unrealized
   Gain (Loss) on Investments                 0.01(f)              (0.28)          0.01(f)
                                        ----------               -------        -------
Total From Investment Operations              0.02                  0.08           0.40
                                        ----------               -------        -------
Less Distributions
Distributions From Net
     Investment Income                       (0.01)                (0.37)         (0.39)
                                        ----------               -------        -------
Total Distributions                          (0.01)                (0.37)         (0.39)
                                        ----------               -------        -------

Net Asset Value, End of The Period      $     7.29               $  7.00        $  7.01
                                        ==========               =======        =======

Total Return (%) (c)                           0.3                   1.2            5.9

                                                                          Class A

                                                                 Year Ended December 31,
                                             1996           1997           1998         1999           2000
Ratios/Supplemental Data
Ratio of Operating Expenses
   to Average Net Assets (%) (b)               0.70           0.70           0.70         0.70           0.83
Ratio of Net Investment Incom
   to Average Net Assets (%)                   6.39           6.27           5.93         5.88           6.43
Portfolio Turnover Rate (%)                      54             49            105          139            108
Net Assets, End of Period (000)            $222,809       $196,928       $ 92,669     $ 72,680       $ 58,540

                                                                          Class B

                                                                 Year Ended December 31,
                                             1996           1997           1998         1999           2000
Ratios/Supplemental Data
Ratio of Operating Expenses
   to Average Net Assets (%) (b)              1.45            1.45           1.45         1.45           1.58
Ratio of Net Investment Incom
   to Average Net Assets (%)                  5.64            5.52           5.18         5.13           5.68
Portfolio Turnover Rate (%)                     54              49            105          139            108
Net Assets, End of Period (000)            $ 2,821         $ 2,961        $ 3,761      $ 3,796        $ 3,553

                                                            Class C

                                        December 7, 1998(a)            Year Ended
                                             through                  December 31,
                                         December 31, 1998        1999           2000
Ratios/Supplemental Data
Ratio of Operating Expenses
   to Average Net Assets (%) (b)              1.45(e)               1.45          1.58
Ratio of Net Investment Incom
   to Average Net Assets (%)                  5.18(e)               5.13          5.68
Portfolio Turnover Rate (%)                    105                   139           108
Net Assets, End of Period (000)         $      233               $   489        $  461

(a)  Commencement of operations
(b) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.
(c) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B amd C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(d) Per share net investment income does not reflect the period's reclassification of permanent differences between book and tax basis net investment income.
(e)  Computed on an annualized basis.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemption of Fund shares in relation to fluctuating market values of the investments of the Fund.

Fund Performance
----------------
CDC Nvest Bond Income Fund

---------------------------------------------------------------------------------------------------------------------
                                                                                  Class Y
                                                                            Year Ended December 31,
                                                            1996         1997         1998         1999         2000
Net Asset Value, Beginning of the Year                    $ 12.40      $ 12.06      $ 12.41     $  12.38      $ 11.54
                                                          -------      -------      -------     --------      -------
Income From Investment Operations
Net Investment Income                                        0.87         0.86         0.84         0.85         0.83
Net Realized and Unrealized Gain (Loss) on Investments      (0.34)        0.46         0.15        (0.86)        0.01
                                                          -------      -------      -------     --------      -------
Total From Investment Operations                             0.53         1.32         0.99        (0.01)        0.84
                                                          -------      -------      -------     --------      -------
Less Distributions
Dividends From Net Investment Income                        (0.87)       (0.84)       (0.81)       (0.82)       (0.84)
Distributions in Excess of Net Investment Income             0.00        (0.01)       (0.03)        0.00         0.00
Distributions From Net Realized Capital Gains                0.00        (0.12)       (0.17)       (0.01)        0.00
Distributions in Excess of Net Realized Capital Gains        0.00         0.00        (0.01)        0.00(a)      0.00
                                                          -------      -------      -------     --------      -------
Total Distributions                                         (0.87)       (0.97)       (1.02)       (0.83)       (0.84)
                                                          -------      -------      -------     --------      -------

Net Asset Value, End of the Year                          $ 12.06      $ 12.41      $ 12.38     $  11.54      $ 11.54
                                                          =======      =======      =======     ========      =======

Total Return (%)                                              4.6         11.4          8.2          0.0(b)       7.6
Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets (%)        0.80         0.80         0.76         0.72         0.67
Ratio of Net Investment Income to Average Net Assets (%)     7.25         6.98         6.69         7.12         7.40
Portfolio Turnover Rate (%)                                   104           54           65           63           83
Net Assets, End of the Year (000)                         $ 1,844      $ 4,153      $ 9,289     $ 10,320      $14,013
---------------------------------------------------------------------------------------------------------------------

(a)  Amount is less than $0.01.
(b)  Amount is less than one-tenth of one percent.

Fund Performance
----------------
CDC Nvest High Income Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                         Class A                                  Class B

                                                  Year Ended December 31,                  Year Ended December 31,
                                        1996      1997     1998     1999     2000     1996      1997    1998     1999   2000
Net Asset Value,
        Beginning of the Period       $  8.98   $  9.42  $  9.94  $  8.86  $  8.30  $  8.98   $  9.42  $  9.93 $  8.85 $  8.30
                                      -------   -------  -------  -------  -------  -------   -------  ------- ------- -------
Income From Investment Operations
Net Investment Income                    0.84      0.87     0.92     0.89     0.86     0.79      0.80     0.85    0.82    0.81
Net Realized and Unrealized
        Gain (Loss) on Investments       0.44      0.52    (1.08)   (0.54)   (2.11)    0.42      0.51    (1.08)  (0.53)  (2.11)
                                      -------   -------  -------  -------  -------  -------   -------  ------- ------- -------
Total From Investment Operations         1.28      1.39    (0.16)    0.35    (1.25)    1.21      1.31    (0.23)   0.29   (1.30)
                                      -------   -------  -------  -------  -------  -------   -------  ------- ------- -------
Less Distributions
Distributions From Net
        Investment Income               (0.83)    (0.87)   (0.92)   (0.90)   (0.84)   (0.76)    (0.80)   (0.85)  (0.83)  (0.78)
Distributions in Excess of
        Net Investment Income           (0.01)     0.00     0.00    (0.01)    0.00    (0.01)     0.00     0.00   (0.01)   0.00
                                      -------   -------  -------  -------  -------  -------   -------  ------- ------- -------
Total Distributions                     (0.84)    (0.87)   (0.92)   (0.91)   (0.84)   (0.77)    (0.80)   (0.85)  (0.84)  (0.78)
                                      -------   -------  -------  -------  -------  -------   -------  ------- ------- -------
Net Asset Value, End of the Period    $  9.42   $  9.94  $  8.86  $  8.30  $  6.21  $  9.42   $  9.93  $  8.85 $  8.30 $  6.22
                                      -------   -------  -------  -------  -------  -------   -------  ------- ------- -------

Total Return (%) (c)                     14.9      15.4     (1.8)     4.0    (16.1)    14.1      14.4     (2.5)    3.3   (16.6)
Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)        1.53(b)   1.36     1.32     1.28     1.36     2.19(b)   2.11     2.07    2.03    2.11
Ratio of Net Investment Income
        to Average Net Assets (%)        9.32      9.03     9.81    10.22    11.47     8.33      8.28     9.06    9.47   10.72
Portfolio Turnover Rate (%)               134        99       75       89       60      134        99       75      89      60
Net Assets, End of the Period (000)   $42,992   $62,739  $73,023  $74,589  $46,960  $17,767   $42,401  $60,322 $70,218 $47,793
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                       Class C
                                       March 2, 1998(a)         Year Ended
                                           through             December 31,
                                       December 31, 1998     1999       2000
Net Asset Value,
        Beginning of the Period             $ 9.96          $ 8.85     $ 8.30
                                            ------          ------     ------
Income From Investment Operations
Net Investment Income                         0.69            0.82       0.81
Net Realized and Unrealized
        Gain (Loss) on Investments           (1.08)          (0.53)     (2.11)
                                            ------          ------     ------
Total From Investment Operations             (0.39)           0.29      (1.30)
                                            ------          ------     ------
Less Distributions
Distributions From Net
        Investment Income                    (0.72)          (0.83)     (0.78)
Distributions in Excess of
        Net Investment Income                 0.00           (0.01)      0.00
                                            ------          ------     ------
Total Distributions                          (0.72)          (0.84)     (0.78)
                                            ------          ------     ------
Net Asset Value, End of the Period          $ 8.85          $ 8.30     $ 6.22
                                            ------          ------     ------

Total Return (%) (c)                          (4.1)            3.3      (16.6)
Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)             2.07(d)         2.03       2.11
Ratio of Net Investment Income
        to Average Net Assets (%)             9.06(d)         9.47      10.72
Portfolio Turnover Rate (%)                     75              89         60
Net Assets, End of the Period (000)         $7,732          $9,138     $5,369
------------------------------------------------------------------------------

The subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P. Effective July 1, 1996, Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a)  Commencement of operations.
(b) The adviser and subadviser agreed to reimburse a portion of the Funds expenses during the period. Without these reimbursements, the expense ratio would have been higher.
(c) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(d)  Computed on an annualized basis.

Fund Performance
----------------
CDC Nvest Strategic Income Fund

-----------------------------------------------------------------------------------------------------------
                                                                              Class Y
                                                               December 1,(a)
                                                                  through                Year Ended
                                                                December 31,             December 31,
                                                                    1999                     2000
Net Asset Value,
 Beginning of the Period                                          $11.45                   $11.65
                                                                  ------                   ------
Income From Investment Operations
Net Investment Income                                               0.86                     0.96(d)
Net Realized and Unrealized Gain (Loss) on Investments             (0.56)                   (0.84)
                                                                  ------                   ------
Total From Investment Operations                                    0.30                     0.12
                                                                  ------                   ------
Less Distributions
Dividends From Net Investment Income                               (0.10)                   (0.96)
Distributions in Excess of Net Investment Income                    0.00                     0.00
Distributions From Net Realized Capital Gains                       0.00                     0.00
Distributions in Excess of Net Realized Capital Gains               0.00(b)                  0.00
                                                                  ------                   ------
Total Distributions                                                (0.10)                   (0.96)
                                                                  ------                   ------
Net Asset Value, End of the Period                                $11.65                   $10.81
                                                                  ======                   ======

Total Return (%)                                                     2.7                      1.0

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets (%)               0.96(c)                  0.90
Ratio of Net Investment Income to Average Net Assets (%)            9.34(c)                  9.07
Portfolio Turnover Rate (%)                                           19                       13
Net Assets, End of the Period (000)                               $  0.2                   $  335
-----------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Amount is less than $0.01.
(c)  Computed on an annualized basis.
(d) Per share net investment income has been calculated using the average shares outstanding during the year.

Fund Performance
----------------
CDC Nvest Limited Term U.S. Government Fund


-----------------------------------------------------------------------------------------------------
                                                                            Class Y
                                                                     Year Ended December 31,
                                                            1996     1997     1998     1999     2000
Net Asset Value, Beginning of the Year                     $12.13   $11.58   $11.66   $11.73   $11.00
                                                           ------   ------   ------   ------   ------
Income From Investment Operations
Net Investment Income                                        0.85     0.76     0.72     0.70     0.75
Net Realized and Unrealized Gain (Loss) on Investments      (0.54)    0.08     0.06    (0.74)    0.19
                                                           ------   ------   ------   ------   ------
Total From Investment Operations                             0.31     0.84     0.78    (0.04)    0.94
                                                           ------   ------   ------   ------   ------
Less Distributions
Dividends From Net Investment Income                        (0.86)   (0.76)   (0.71)   (0.69)   (0.74)
                                                           ------   ------   ------   ------   ------
Total Distributions                                         (0.86)   (0.76)   (0.71)   (0.69)   (0.74)
                                                           ------   ------   ------   ------   ------
Net Asset Value, End of Year                               $11.58   $11.66   $11.73   $11.00   $11.20
                                                           ======   ======   ======   ======   ======

Total Return (%)                                              2.8      7.5      6.9     (0.3)     8.8

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets (%)        0.90     0.93     0.96     0.98     0.95
Ratio of Net Investment Income to Average Net Assets (%)     7.48     6.75     6.16     6.26     6.63
Portfolio Turnover Rate (%)                                   327      533    1,351      400      384
Net Assets, End of Year (000)                              $5,313   $5,262   $8,345   $7,086   $3,254
-----------------------------------------------------------------------------------------------------

Fund Performance
----------------
CDC Nvest Government Securities Fund


-----------------------------------------------------------------------------------------------------
                                                                            Class Y
                                                                    Year Ended December 31,
                                                             1996    1997     1998     1999     2000
Net Asset Value, Beginning of the Year                     $11.71   $11.07   $11.54   $11.88   $10.44
                                                           ------   ------   ------   ------   ------
Income From Investment Operations
Net Investment Income                                        0.74     0.65     0.72     0.70     0.65
Net Realized and Unrealized Gain (Loss) on Investments      (0.63)    0.47     0.32    (1.43)    0.71
                                                           ------   ------   ------   ------   ------
Total From Investment Operations                             0.11     1.12     1.04    (0.73)    1.36
                                                           ------   ------   ------   ------   ------
Less Distributions
Dividends From Net Investment Income                        (0.75)   (0.65)   (0.70)   (0.71)   (0.63)
                                                           ------   ------   ------   ------   ------
Total Distributions                                         (0.75)   (0.65)   (0.70)   (0.71)   (0.63)
                                                           ------   ------   ------   ------   ------
Net Asset Value, End of the Year                           $11.07   $11.54   $11.88   $10.44   $11.17
                                                           ======   ======   ======   ======   ======

Total Return (%)                                              1.1     10.5      9.3     (6.3)    13.5

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets (%)        1.07     1.11     1.13     1.11     1.01
Ratio of Net Investment Income to Average Net Assets (%)     6.70     5.88     6.05     6.25     6.09
Portfolio Turnover Rate (%)                                   462      391      106      313      622
Net Assets, End of the Year (000)                          $6,384   $6,658   $3,404   $2,754   $4,593
-----------------------------------------------------------------------------------------------------

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net asset value (NAV) -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e. earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield - The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

            If you would like more information about the Funds, the
             following documents are available free upon request:

        Annual and Semiannual Reports-- Provide additional information about each Fund's investments. Each report includes a
              discussion of the market conditions and investment
         strategies that significantly affected the Fund's performance during its last fiscal year.
             To reduce costs, we mail one copy per household. For
                  more copies call CDC IXIS Asset Management
                    Distributors, L.P. at the number below.

                 Statement of Additional Information (SAI) --
              Provides more detailed information about the Funds
                             and their investment
                   limitations and policies , has been filed
             with the SEC and is incorporated into this Prospectus
                              by reference.

                 To order a free copy of the Fund's annual or
             semiannual report or its SAI, contact your financial
                       representative, or the Funds at:

                    CDC IXIS Asset Management Distributors,
                                     L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com

                  Your financial representative or CDC Nvest
             Funds will also be happy to answer your questions or
                                to provide any
                 additional information that you may require.

           You can review and copy a Fund's reports and SAIs at the Public Reference Room of the SEC in Washington, D.C. Text-only copies are available free from the Commission's Web site at: www.sec.gov.

         Copies of these publications are also available for a fee and information on the operation of the Public Reference Room
                     may be obtained by electronic request
          at the following e-mail address: publicinfo@sec.gov, or by
                                           ------------------
           writing or calling the Public Reference Room of the SEC,
                          Washington, D.C. 20549-0102
                           Telephone: 1-202-942-8090

     CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the
          National Association of Securities Dealers, Inc. (NASD). As
                a service to investors, the NASD has asked that
            we inform you of the availability of a brochure on its
                Public Disclosure Program. The program provides
            access to information about securities firms and their
        representatives. Investors may obtain a copy by contacting the
              NASD at 800-289-9999 or by visiting their Web site
                               at www.NASDR.com.

                  (Investment Company Act File No. 811-4323)

                   (Investment Company Act File No. 811-242)

CDC Nvest Funds(sm)
CDC IXIS Asset Management Distributors
--------------------------------------------------------------------------------


                                    CDC Nvest

Equity Funds


CDC Nvest Capital Growth Fund
      Westpeak Investment Advisors, L.P.
CDC Nvest Growth Fund
      Capital Growth Management Limited Partnership
CDC Nvest Growth and Income Fund
      Westpeak Investment Advisors, L.P.

CDC Nvest Balanced Fund
      Loomis, Sayles & Company, L.P.
      Jurika & Voyles, L.P.
CDC Nvest Large Cap Value Fund
   (formerly Nvest Equity Income Fund)
      Vaughan, Nelson, Scarborough & McCullough, L.P.
CDC Nvest Mid Cap Growth Fund
      Loomis, Sayles & Company, L.P.

CDC Nvest Select Fund
      Harris Associates, L.P.
CDC Nvest AEW Real Estate Fund
      AEW Management and Advisors, L.P.
CDC Nvest Bullseye Fund
      Jurika & Voyles, L.P.
CDC Nvest International Equity Fund
      Loomis, Sayles & Company, L.P.

[photo]

                                  Prospectus
                                  May 1, 2001

                                 What's Inside

                           Goals, Strategies & Risks
                                    Page X

                             Fund Fees & Expenses
                                    Page X

                                Management Team
                                    Page X

                                 Fund Services
                                    Page X

                               Fund Performance
                                    Page X

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                                CDC Nvest Funds
               399 Boylston Street, Boston, Massachusetts 02116
                                 800-225-5478
                             www.cdcnvestfunds.com

                               Table of Contents


GOALS, STRATEGIES & RISKS

CDC NVEST CAPITAL GROWTH FUND
CDC NVEST GROWTH FUND
CDC NVEST GROWTH AND INCOME FUND
CDC NVEST BALANCED FUND
CDC NVEST LARGE CAP VALUE FUND (FORMERLY NVEST EQUITY INCOME FUND)

CDC NVEST MID CAP GROWTH FUND
CDC NVEST SELECT FUND
CDC NVEST AEW REAL ESTATE FUND
CDC NVEST BULLSEYE FUND
CDC NVEST INTERNATIONAL EQUITY FUND

FUND FEES & EXPENSES

FUND FEES & EXPENSES

MORE ABOUT RISK

MORE ABOUT RISK

MANAGEMENT TEAM

MEET THE FUNDS' INVESTMENT ADVISERS AND SUBADVISERS
MEET THE FUNDS' PORTFOLIO MANAGERS

PAST PERFORMANCE INFORMATION

FUND SERVICES

INVESTING IN THE FUNDS
HOW SALES CHARGES ARE CALCULATED
WAYS TO REDUCE OR ELIMINATE SALES CHARGES
IT'S EASY TO OPEN AN ACCOUNT
BUYING SHARES
SELLING SHARES
SELLING SHARES IN WRITING
EXCHANGING SHARES
RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES
HOW FUND SHARES ARE PRICED
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
COMPENSATION TO SECURITIES DEALERS
ADDITIONAL INVESTOR SERVICES

FUND PERFORMANCE



GLOSSARY OF TERMS



If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.


   Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks
-------------------------


CDC Nvest Capital Growth Fund

---------------------------------------------------------
                       Fund Focus
---------------------------------------------------------
                 Stability      Income        Growth
---------------------------------------------------------
High                                             X
---------------------------------------------------------
Mod.                 X
---------------------------------------------------------
Low                                X
---------------------------------------------------------


Adviser:    CDC IXIS Asset Management Advisers, L.P.
            ("CDC IXIS Asset Management Advisers")
Subadviser: Westpeak Investment Advisors, L.P. ("Westpeak")
Manager:    Gerald H. Scriver
Category:   Large-Cap Equity

Ticker Symbol:          Class A        Class B           Class C
                         NEFCX          NECBX             NECGX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in the common stock of U.S. large and mid-capitalization companies in any industry.

Westpeak constructs a portfolio of large and mid-capitalization stocks that exhibit reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead based upon current and historical probabilities. Westpeak will seek to construct a portfolio of growth stocks with reasonable relative valuation. The Fund's industry weightings will not vary significantly from the Russell 1000 Growth Index.

Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:

|X| earnings growth

|X| potential earnings surprises

|X| earnings-to-price

|X| earnings momentum

In selecting investments for the Fund's portfolio, Westpeak employs the following process:

 .    It starts with the Russell 3000 Growth Index of about 1,800 stocks and generally eliminates stocks of companies below a $600 million market capitalization threshold. This creates an overall universe of about 1,000 stocks, with approximately 90% of its capitalization from the Russell 1000 Growth Index (comprised of large and medium capitalization companies) and 10% from the Russell 2000 Growth Index (comprised of small capitalization companies).

 .    Next, Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics.

 .    All of the stocks are then screened using various Wall Street analysts'
     historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).

 .    The fundamental and expectations rank for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.

 .    The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

The desired result is a diversified portfolio of 75 to 125 stocks that Westpeak believes will produce the highest long-term returns and characteristics similar to that of the Fund's benchmark, the Russell 1000 Growth Index.

The Fund may also:

 .    Hold up to 10% of its assets in smaller capitalization companies.

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)


Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 16, 1998. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to February 16, 1998. The Fund's performance may have been different under its current advisory arrangements and investment policies.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1993         1994        1995        1996        1997        1998        1999        2000
   7.89%       -1.64%      30.76%      17.05%      17.23%      29.08%      24.74%     -19.52%
-----------------------------------------------------------------------------------------------------------------------

/\      Highest Quarterly Return: Third Quarter 1998, up 24.26%
\/      Lowest Quarterly Return: Fourth Quarter 2000, down 19.35%

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Russell 1000 Growth Index, an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Large Growth and Lipper Multi-Cap Growth Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Growth Average and Lipper Multi-Cap Growth Average returns have been adjusted for these expenses but do not reflect any sales charges.

-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                 Since Class A   Since Class B   Since Class C
(for the periods ended December 31, 2000)      Past 1 Year    Past 5 Years     Inception       Inception       Inception
-----------------------------------------------------------------------------------------------------------------------
CDC Nvest Capital Growth Fund:
-----------------------------------------------------------------------------------------------------------------------
      Class A (inception 8/3/92)                 -24.14%         10.88%          12.40%
-----------------------------------------------------------------------------------------------------------------------
      Class B (inception 9/13/93)                -23.31%         11.06%                          11.67%
-----------------------------------------------------------------------------------------------------------------------
      Class C (inception 12/30/94)               -21.52%         11.06%                                          13.95%
-----------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                        -22.42%         18.15%          16.31%          18.23%          21.13%
-----------------------------------------------------------------------------------------------------------------------
Morningstar Large Growth Average                 -14.09%         18.10%          16.87%          17.06%          21.04%
-----------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Growth Average                  -11.10%         18.98%          17.08%          16.79%          21.16%
-----------------------------------------------------------------------------------------------------------------------

 Each index is calculated from 7/31/92 for Class A shares, 9/30/93 for Class B shares and 12/30/94 for Class C shares.

For actual past expenses of Classes A, B and C shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Growth Fund

---------------------------------------------------------
                       Fund Focus
---------------------------------------------------------
                 Stability      Income        Growth
---------------------------------------------------------
High                                             X
---------------------------------------------------------
Mod.
---------------------------------------------------------
Low                  X             X
---------------------------------------------------------

Adviser:  Capital Growth Management Limited Partnership ("CGM")
Manager:  G. Kenneth Heebner
Category: Large-Cap Equity

        Ticker Symbol:           Class A          Class B           Class C
                                  NEFGX            NEBGX             NEGCX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in a focused portfolio of equity securities. The Fund will generally invest in common stock of large capitalization companies that CGM expects will grow at a faster rate than the United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

|X| well-established, with records of above-average growth

|X| promise of maintaining their leadership positions in their industries

|X| likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

 .    It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

 .    CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

 .    CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

 .    CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

 .    Invest in foreign securities.

 .    Invest in real estate investment trusts ("REITs").

 .    Invest in other investment companies.

 .    Invest a significant portion of its assets in a single sector.

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and ten-year periods (since inception if shorter) compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1991         1992        1993        1994        1995        1996        1997        1998        1999       2000
  56.72%       -6.63%      11.29%      -7.05%      38.06%      20.88%      23.54%      33.40%      15.18%     -4.55%
-----------------------------------------------------------------------------------------------------------------------

/\      Highest Quarterly Return: Fourth Quarter 1998, up 28.51%
\/      Lowest Quarterly Return: Third Quarter 1998, down 18.07%

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper Inc., of the Morningstar Large-Cap Blend and Lipper Large-Cap Core Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large-Cap Blend Average and Lipper Large-Cap Core Average returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------------
Average Annual Total Returns                 Past 1     Past 5     Past 10     Since Class     Since Class
(for the periods ended December 31, 2000)     Year       Years      Years      B Inception     C Inception
---------------------------------------------------------------------------------------------------------
CDC Nvest Growth Fund:
---------------------------------------------------------------------------------------------------------
      Class A (inception 11/27/68)          -10.03%      15.61%     15.74%
---------------------------------------------------------------------------------------------------------
      Class B (inception 2/28/97)            -9.45%                               13.39%
---------------------------------------------------------------------------------------------------------
      Class C (inception 9/1/98)             -7.03%                                              12.34%
---------------------------------------------------------------------------------------------------------
S&P 500 Index                                -9.10%      18.33%     17.46%        15.92%         16.20%
---------------------------------------------------------------------------------------------------------
Morningstar Large-Cap Blend Average           5.47%      13.91%     14.95%        11.80%         14.66%
---------------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Average                 1.32%      15.56%     15.65%        12.95%         15.51%
---------------------------------------------------------------------------------------------------------

Each index is calculated from 12/28/90 for Class A shares and 2/28/97 for
                                Class B shares.

   For Class C shares, the S&P 500 Index is calculated from 9/1/98 while the Morningstar Large Blend Average and the Lipper Large Cap Core Average are
                           calculated from 8/31/98.

For actual past expenses of Classes A, B and C shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Growth and Income Fund

---------------------------------------------------------
                       Fund Focus
---------------------------------------------------------
                 Stability      Income        Growth
---------------------------------------------------------
High                                             X
---------------------------------------------------------
Mod.                 X
---------------------------------------------------------
Low                                X
---------------------------------------------------------


Adviser:    CDC IXIS Asset Management Advisers, L.P.
            ("CDC IXIS Asset Management Advisers")
Subadviser: Westpeak Investment Advisors, L.P. ("Westpeak")
Manager:    Gerald H. Scriver
Category:   Large-Cap Equity

        Ticker Symbol:       Class A          Class B           Class C
                              NEFOX            NEGBX             NECOX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large and mid-capitalization companies in any industry.

Westpeak constructs a portfolio of recognizable large and mid-capitalization stocks that exhibit good relative value and reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead, based upon current and historical probabilities. At times, the portfolio may be biased toward value; at other times toward growth as determined by the characteristics Westpeak favors. The Fund's industry weightings will not vary significantly from the S&P 500 Index.

Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:

|X| earnings-to-price

|X| earnings growth

|X| potential earnings surprises

|X| book-to-price

In selecting investments for the Fund, Westpeak employs the following process:

 .    It starts with an initial universe of approximately 2,100 stocks of mainly large capitalization companies and eliminates stocks of companies below a $1.6 billion market capitalization threshold. This creates an overall universe of about 1,000 stocks.

 .    Next, it screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry-specific characteristics.

 .    All of the stocks are then screened using various Wall Street analysts'
     historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).

 .    The fundamental and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.

 .    The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

The desired result is a diversified portfolio of 75 to 150 stocks, with risk characteristics that approximate that of the benchmark, the S&P 500 Index, which Westpeak believes will produce the highest long-term returns consistent with the portfolio's risk parameters.

The Fund may also:

 .    Invest in foreign securities traded in U.S. markets (through American
     Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and under perform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and ten-year periods (since inception if shorter) compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on May 1, 1995.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1991         1992        1993        1994        1995        1996        1997        1998        1999       2000
  30.61%       9.28%       7.95%       0.99%       35.11%      17.21%      33.43%      23.93%      9.45%      -7.31%
-----------------------------------------------------------------------------------------------------------------------

/\      Highest Quarterly Return: Fourth Quarter 1998, up 19.13%
\/      Lowest Quarterly Return: Third Quarter 1998, down 12.27%

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices of 500 selected stocks. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of Morningstar Large Cap Value and Lipper Multi-Cap Core Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Cap Value Average and Lipper Multi-Cap Core Average returns have been adjusted for these expenses but do not reflect any sales charges.

------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                  Past 1   Past 5    Past 10    Since Class     Since Class
(for the periods ended December 31, 2000)      Year     Years     Years     B Inception     C Inception
------------------------------------------------------------------------------------------------------------
CDC Nvest Growth and Income Fund:
------------------------------------------------------------------------------------------------------------
      Class A (inception 5/6/31)             -12.67%    13.13%   14.57%
------------------------------------------------------------------------------------------------------------
      Class B (inception 9/13/93)            -12.53%    13.40%                13.83%
------------------------------------------------------------------------------------------------------------
      Class C (inception 5/1/95)              -9.87%    13.38%                                 15.39%
------------------------------------------------------------------------------------------------------------
S&P 500 Index                                 -9.10%    18.33%   17.46%       17.94%           20.11%
------------------------------------------------------------------------------------------------------------
Morningstar Large Cap Value Average            5.47%    13.91%   14.95%       14.08%           15.99%
------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Core Average                  8.86%    13.71%   15.14%       13.92%           15.44%
------------------------------------------------------------------------------------------------------------

   Morningstar Large-Cap Value Average and Lipper Multi-Cap Core Average are calculated from 12/31/90 for Class A shares, 9/30/93 for Class B shares and
                          4/30/95 for Class C shares.

S&P 500 Index is calculated from 12/31/90 for Class A shares, 9/13/93 for
                 Class B shares and 5/1/95 for Class C shares.

For actual past expenses of Classes A, B and C shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Balanced Fund

---------------------------------------------------------
                       Fund Focus
---------------------------------------------------------
                 Stability      Income        Growth
---------------------------------------------------------
High
---------------------------------------------------------
Mod.                 X             X             X
---------------------------------------------------------
Low
---------------------------------------------------------


Adviser:     CDC IXIS Asset Management Advisers, L.P.
             ("CDC IXIS Asset Management Advisers")
Subadvisers: Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Jurika &
             Voyles, L.P. ("Jurika & Voyles")
Managers:    Equity (Value Component): Nicholas E. Moore, Guy Elliffe,
             Eric Hull (Jurika & Voyles) Equity (Growth Component):
             Mark Baribeau, Pamela Czekanski, Richard Skaggs (Loomis Sayles)
             Fixed Income: John Hyll and Kurt Wagner (Loomis Sayles)
Category:    Large-Cap Equity

        Ticker Symbol:      Class A           Class B           Class C
                             NEFBX             NEBBX             NEBCX

Investment Goal


The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

Principal Investment Strategies

The Fund principally invests in common stocks of quality, large to mid-market capitalization companies of any industry and investment grade bonds. Generally, the Fund will invest approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities, although these allocations may change from time to time, subject to the limits below. The Fund's equity securities are allocated equally between a growth and a value component. In managing their particular components, Jurika & Voyles and Loomis Sayles use a flexible approach to seek investments with the following characteristics, although not all of the companies selected will have these attributes:

Equity securities:

Jurika & Voyles (Equity-value component) seeks investments with: discounted price compared to Jurika & Voyles' estimation of its true value, sustainable competitive advantage, good growth prospects, predictable cash flows, and a record of creating shareholder value.

Loomis Sayles (Equity-growth component) seeks investments with: discounted price compared to its current value for future growth prospects, leading position within industry and superior earnings growth potential.

Fixed-income securities:

|X| greater yield-to-maturity than appropriate benchmarks

|X| maturities typically between 1 and 30 years

|X| controlled duration variance compared to index


In order to maintain a balanced, flexible portfolio of investments, the Fund will always invest a minimum of 50% of its assets in equity securities and a minimum of 25% in fixed income securities. Loomis Sayles will recommend the Fund's asset allocation periodically as it deems appropriate. Net cash flow will be allocated in accordance with the asset allocation determinations and then the equity portion will be allocated equally to the growth and value components.

 .    For the value component, Jurika & Voyles selects stocks of companies that it believes are undervalued based upon their current operations and have the potential for future earnings growth. Using this value style, Jurika & Voyles generally will seek to invest in 45-60 medium and large capitalization companies. Typically the portfolio's forward price-to-earnings ratio will be at or below the market's, and the portfolio will have long-term growth estimates that are near or above the market. Jurika & Voyles will sell a stock when the price target or full valuation is achieved, a better opportunity is identified, a change occurs in the original investment, such as a merger or a regulatory change, or its fundamentals deteriorate.

 .    For the growth component, Loomis Sayles selects stocks from a universe of approximately 500 companies. Loomis Sayles then uses fundamental analysis to identify companies with leading market positions. Valuation analysis follows to find undervalued companies with positive growth catalysts. Portfolio construction then balances opportunities with risks to produce a portfolio of about 50 stocks. Loomis Sayles will sell a stock when its price objective has been attained, its fundamentals deteriorate or when more attractive opportunities are identified.

 .    Loomis Sayles selects bonds by placing a greater emphasis on security and sector selection than interest rate anticipation. They conduct extensive research and credit analysis of over 600 corporate issuers and assign each a proprietary rating. They combine these ratings with internal policy limitations to select bonds for the Fund. They will sell bonds depending on expected credit deterioration or when they identify other securities with better total returns going forward.

The Fund may also:

 .    Invest in foreign securities and related currency hedging transactions;
     Rule 144A securities; mortgage- and asset-backed securities; zero-coupon bonds; and when-issued securities.

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and under perform growth stocks during any given period. Rule 144A securities may be more illiquid than other equity securities.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage- and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

Evaluating the Fund's Past Performance
The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and ten-year periods (since inception if shorter) compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund changed subadvisers on March 1, 2001. The Fund's performance may have been different under its current advisory arrangements.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1991         1992        1993        1994        1995        1996        1997        1998        1999       2000
  29.21%       13.93%      14.18%      -2.67%      26.31%      17.12%      17.53%      8.18%       -3.75%     -6.41%
-----------------------------------------------------------------------------------------------------------------------

/\    Highest Quarterly Return: First Quarter 1991, up 15.31%
\/    Lowest Quarterly Return: Third Quarter 1999, down 8.52%

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of a blend of the S&P 500 Index and the Lehman Government/ Corporate Bond Index ("S&P/Lehman G/C Blend"). This index is represented by a 65% weighting in the S&P 500 Index and a 35% weighting in the Lehman G/C Index. Indices are rebalanced to 65% / 35% at the end of each year. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Domestic Hybrid and Lipper Balanced Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges that you maybe required to pay when you buy or redeem the Fund's shares. The S&P/Lehman G/C Blend returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Domestic Hybrid Average and Lipper Balanced Average returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                    Past 1    Past 5    Past 10    Since Class     Since Class
(for the periods ended December 31, 2000)        Year      Years     Years     B Inception     C Inception
---------------------------------------------------------------------------------------------------------------
CDC Nvest Balanced Fund:
---------------------------------------------------------------------------------------------------------------
      Class A (inception 11/27/68)             -11.77%     4.80%     10.08%
---------------------------------------------------------------------------------------------------------------
      Class B (inception 9/13/93)              -11.78%     4.97%                  6.79%
---------------------------------------------------------------------------------------------------------------
      Class C (inception 12/30/94)              -9.07%     5.01%                                  8.14%
---------------------------------------------------------------------------------------------------------------
S&P/Lehman G/C Blend                            -1.77%    14.10%     14.15%      13.85%          16.78%
---------------------------------------------------------------------------------------------------------------
Morningstar Domestic Hybrid Average              2.06%    10.90%     11.82%      10.45%          12.95%
---------------------------------------------------------------------------------------------------------------
Lipper Balanced Average                          1.51%    11.39%     12.21%      11.22%          13.80%
---------------------------------------------------------------------------------------------------------------

Each index is calculated from 12/31/90 for Class A shares, 9/30/93 for Class B shares and 12/30/94 for Class C shares.

For actual past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Large Cap Value Fund
(formerly Nvest Equity Income Fund)

----------------------------------------------------------
                       Fund Focus
---------------------------------------------------------
                 Stability      Income        Growth
---------------------------------------------------------
High                                             X
---------------------------------------------------------
Mod.
---------------------------------------------------------
Low                  X             X
---------------------------------------------------------


Adviser:    CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset Management
            Advisers")
Subadviser: Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM")
Manager:    Margaret M. Buescher
Category:   Large-Cap Equity

        Ticker Symbol:        Class A         Class B           Class C
                               NEEIX           NEBIX             NECEX

Investment Goal

The Fund seeks total return from capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in undervalued common stock of medium to large capitalization companies. VNSM uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

|X| Higher profitability (return-on-equity) than the market
|X| Strong and growing cash flows and dividends-to-cash flow ratio |X| Low relative price-to-sales ratio
|X| Low relative price-to-earnings ratio
|X| High relative dividend yield

In selecting investments for the Fund, VNSM employs the following strategy:

 .    It uses a value-driven investment philosophy that selects stocks selling at a relatively low value based on their history. VNSM selects companies that it believes are out-of-favor or misunderstood.

 .    VNSM starts with an investment universe of 5,000 securities. VNSM then uses value-driven quantitative screens to seek those companies that generally have a market capitalization in excess of $2 billion. These screens create a research universe of 300 to 400 companies.

 .    VNSM then uses fundamental analysis to build a portfolio of 40 to 50 securities consisting of quality companies in the opinion of VNSM. This fundamental analysis focuses on the strength of a company's balance sheet, cash flow growth and management.

 .    VNSM will generally sell a stock when it reaches its relative historical value, when the company shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

The Fund may also:

 .    Invest in convertible and non-convertible preferred stock.

 .    Invest in convertible and non-convertible investment grade bonds.

 .    Invest in foreign securities including American Depositary Receipts
     ("ADRs"), which are securities issued by a U.S. bank that represent shares of a foreign company.

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and under perform growth stocks during any given period.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 1, 1999. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 1, 1999. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

--------------------------------------------------------------------------------
                                  Total Return
   1996         1997        1998        1999        2000
  26.61%       22.64%      2.67%       -1.94%      9.01%
--------------------------------------------------------------------------------
/\   Highest Quarterly Return: Second Quarter 1999, up 12.75 %
\/   Lowest Quarterly Return: Third Quarter 1998, down 13.14%

The table below shows the Fund's average annual total returns for the one-year, five-year (for Class A shares) and since-inception periods compared to those of the Russell 1000 Value Index, an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation. The returns are also compared to the returns, as calculated by Lipper, Inc. and Morningstar, Inc., of the Morningstar Large Cap Value and Lipper Equity Income Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charges you may be required to pay when you buy or redeem the Fund's shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Cap Value Average and Lipper Equity Income Average returns have been adjusted for these expenses but do not reflect any sales charges.

----------------------------------------------------------------------------------------------------
Average Annual Total Returns                    Past 1    Past 5    Since Class     Since Classes B
(for the periods ended December 31, 2000)        Year      Years    A Inception     and C Inception
----------------------------------------------------------------------------------------------------
CDC Nvest Large Cap Value Fund:
(formerly Nvest Equity Income Fund)
----------------------------------------------------------------------------------------------------
      Class A (inception 11/28/95)               2.67%     9.94%      10.43%
----------------------------------------------------------------------------------------------------
      Class B (inception 9/15/97)                3.16%                                   2.46%
----------------------------------------------------------------------------------------------------
      Class C (inception 9/15/97)                6.11%                                   3.02%
----------------------------------------------------------------------------------------------------
Russell 1000 Value Index                         7.01%                17.18%            10.61%
----------------------------------------------------------------------------------------------------
Morningstar Large Cap Value Average              5.47%                14.41%             7.95%
----------------------------------------------------------------------------------------------------
Lipper Equity Income Average                     1.32%                15.60%             9.19%
----------------------------------------------------------------------------------------------------

For Class A shares, the Russell 1000 Value Index is calculated from 11/28/95, while the Morningstar Large Value Average and the Lipper Equity Income Average are calculated from 11/30/95. For Classes B and C Shares each index is calculated from 9/30/97.

For actual past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
CDC Nvest Mid Cap Growth Fund

---------------------------------------------------------
                         Fund Focus
---------------------------------------------------------
                 Stability      Income        Growth
---------------------------------------------------------
High                                             X
---------------------------------------------------------
Mod.
---------------------------------------------------------
Low                  X             X
---------------------------------------------------------

Adviser: CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset Management Advisers")

Subadvisor: Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:   Christopher R. Ely, David L. Smith and Philip C. Fine
Category    Mid-Cap Equity

        Ticker Symbol:       Class A          Class B         Class C
                             pending          pending         pending

Investment Goal

The Fund seeks long-term capital growth from investments in common stocks or their equivalent.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in common stocks or other equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index. However, the Fund is not limited to these companies and may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that the portfolio managers believe have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income.

 The Fund may also:

 .    Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities.

 .    Engage in foreign currency hedging transactions and securities lending. The
     Fund may also invest in real estate investment trusts ("REITs"), initial public offerings ("IPOs") and Rule 144A securities.

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Rule 144A securities may be more illiquid than other equity securities. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in increased tax liability to shareholders.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Performance
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

Goals, Strategies & Risks
CDC Nvest Select Fund

---------------------------------------------------------
                       Fund Focus
---------------------------------------------------------
                 Stability      Income        Growth
---------------------------------------------------------
High                                             X
---------------------------------------------------------
Mod.
---------------------------------------------------------
Low                  X             X
---------------------------------------------------------

Adviser:    CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset Management
            Advisers")
Subadviser: Harris Associates, L.P. ("Harris Associates")
Managers:   William C. Nygren, Floyd J. Bellman
Category    Mid-Cap Equity


        Ticker Symbol:         Class A           Class B            Class C
                               pending           pending            pending

Investment Goal

The Fund seeks long-term capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC Nvest Select Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. The Fund will normally invest in companies with mid-to-large capitalizations.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve their investment objectives.

The Fund may also:

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Non-diversified status: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurance may have a greater adverse impact on the Fund's net asset value.

Performance
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

Goals, Strategies & Risks
CDC Nvest AEW Real Estate Fund

---------------------------------------------------------
                       Fund Focus
---------------------------------------------------------
                 Stability      Income        Growth
---------------------------------------------------------
High                               X
---------------------------------------------------------
Mod.                 X                             X
---------------------------------------------------------
Low
---------------------------------------------------------

Adviser:            AEW Management and Advisors, L.P. ("AEW")
Manager:            Matthew A. Troxell
Category            Mid-Cap Equity

        Ticker Symbol:        Class A            Class B            Class C
                              pending            pending            pending

Investment Goal
The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 65% of its assets in publicly traded equity securities issued by real estate investment trusts ("REITs") or real estate-related companies. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its real estate, research and securities professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

 .    Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

 .    Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have overperformed.

 .    Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
 .    Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

The Fund may also hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

Principal Investment Risks
Equity securities: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalization of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

Performance
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

Goals, Strategies & Risks

 CDC Nvest Bullseye Fund

---------------------------------------------------------
                       Fund Focus
---------------------------------------------------------
                 Stability      Income        Growth
---------------------------------------------------------
High                                             X
---------------------------------------------------------
Mod.
---------------------------------------------------------
Low                  X             X
---------------------------------------------------------


Adviser:            CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
                    Management Advisers")
Subadviser:         Jurika & Voyles, L.P. ("Jurika & Voyles")
Manager:            Nicholas E. Moore
Category:           All-Cap Equity

        Ticker Symbol:           Class A          Class B          Class C

                                  NFBSX            NFBBX            NFBCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in a non-diversified portfolio of equity securities. The Fund primarily invests in the common stock of 15 to 25 quality companies representing different capitalization levels and industries. Jurika & Voyles believes that the companies that it chooses to invest in are undervalued based upon their current operations and have the potential for future earnings growth.

It uses this "growth at a reasonable price" philosophy to build a portfolio it believes will produce higher long-term returns than the S&P 500 Index. It seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

|X|      discounted price compared to intrinsic value
|X|      favorable earnings growth potential
|X|      competitive advantages
|X|      strong financial health
|X|      positive cash flow
|X|      strong management often with high insider ownership

Jurika & Voyles uses the following strategy to select its investments:

 .    It combines a bottom-up analysis and a top-down approach in managing the
     Fund. A bottom-up approach analyzes individual companies on a case-by-case basis. A top down approach analyzes the overall economic factors that may affect a potential investment.

 .    The firm's analysts comb through the universe of publicly traded companies seeking to identify stocks that meet their growth and value criteria.

 .    Analysts then perform comprehensive research to understand the dynamics of the company's business model and drivers of profitability to arrive at a narrowed universe.

 .    The firm will seek to sell a stock when it becomes overvalued, if a company's fundamentals deteriorate, if its management loses focus or when another company shows greater growth potential at a more advantageous price.

The Fund may also:

 .    Invest in convertible preferred stock and convertible debt securities.

 .    Invest up to 20% of its assets in American Depositary Receipts ("ADRs"), which are securities issued by a U.S. bank that represent shares of a foreign company.

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Small capitalization and emerging growth and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio.

Non-diversified status: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


--------------------------------------------------------------------------------
                                                     Total Return
   1999         2000
  36.68%      -11.16%
--------------------------------------------------------------------------------
/\   Highest Quarterly Return: Fourth Quarter 1999, up 43.96%
\/   Lowest Quarterly Return: Third Quarter 1998, down 12.49%

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Mid Cap Blend and Lipper Multi-Cap Core Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Mid Cap Blend Average and Lipper Multi-Cap Core Average returns have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ended December 31, 2000)      Past 1 Year        Since Class Inception
--------------------------------------------------------------------------------------------
CDC Nvest Bullseye Fund:
--------------------------------------------------------------------------------------------
         Class A (inception 3/31/98)             -16.17%                  5.52%
--------------------------------------------------------------------------------------------
         Class B (inception 3/31/98)             -14.96%                  6.21%
--------------------------------------------------------------------------------------------
         Class C (inception 3/31/98)             -13.27%                  6.64%
--------------------------------------------------------------------------------------------
S&P 500 Index                                     -9.10%                  8.18%
--------------------------------------------------------------------------------------------
Morningstar Mid Cap Blend Average                  3.37%                  6.42%
--------------------------------------------------------------------------------------------
Lipper Multi-Cap Core Average                     -2.97%                  7.20%
--------------------------------------------------------------------------------------------

Each index is calculated from 3/31/98 for Classes A, B and C shares.

For actual past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest International Equity Fund

---------------------------------------------------------
                       Fund Focus
---------------------------------------------------------
                 Stability      Income        Growth
---------------------------------------------------------
High                                             X
---------------------------------------------------------
Mod.
---------------------------------------------------------
Low                  X             X
---------------------------------------------------------


Adviser:            CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
                    Management Advisers")
Subadviser:         Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:           Alexander Muromcew, John Tribolet and Eswar Menon
Category:           International Equity

        Ticker Symbol:            Class A          Class B           Class C
                                   NEFIX            NEIBX             NECIX

Investment Goal

The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in equity securities of companies organized or headquartered outside of the United States. The Fund will hold securities from at least three different countries, including those within emerging markets. The Fund will focus on securities with large market capitalization but may invest in securities with any size capitalization.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.

Loomis Sayles uses a "No-Walls Decision MakingSM" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

The Fund may also:

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Small capitalization and emerging growth and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to February 14, 1997. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the Class B and C shares differ from the Class A returns shown in the bar chart, to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1993         1994        1995        1996        1997        1998        1999        2000
  29.39%       8.06%       5.78%       3.27%       -7.56%      6.69%       87.59%     -28.56%
-----------------------------------------------------------------------------------------------------------------------

/\      Highest Quarterly Return: Fourth Quarter 1999, up 66.81%
\/      Lowest Quarterly Return: Second Quarter 2000, down 15.59%

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE"), an arithmetical average of the performance of over 1,000 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The returns are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of Morningstar Foreign Stock and Lipper International Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Foreign Stock Average and Lipper International Average returns have been adjusted for these expenses but do not reflect any sales charges.

------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                  Since Class A   Since Class B   Since Class C
(for the periods ended December 31, 2000)      Past 1 Year    Past 5 Years      Inception       Inception       Inception
------------------------------------------------------------------------------------------------------------------------------
CDC Nvest International Equity Fund:
------------------------------------------------------------------------------------------------------------------------------
      Class A (inception 5/21/92)                -32.67%         5.17%            7.12%
------------------------------------------------------------------------------------------------------------------------------
      Class B (inception 9/13/93)                -32.38%         5.34%                            5.61%
------------------------------------------------------------------------------------------------------------------------------
      Class C (inception 12/30/94)               -30.45%         5.48%                                            5.42%
------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE                                        -14.17%         7.13%            8.94%           7.65%           7.80%
------------------------------------------------------------------------------------------------------------------------------
Morningstar Foreign Stock Average                -15.66%         9.43%            9.87%           9.82%           10.13%
------------------------------------------------------------------------------------------------------------------------------
Lipper International Average                     -15.60%         9.09%            9.32%           8.80%           9.01%
------------------------------------------------------------------------------------------------------------------------------

The MSCI EAFE is calculated from 5/21/92 for Class A shares, 9/13/93 for Class B shares and 12/30/94 for Class C shares. The Morningstar Foreign Stock Average and the Lipper International Average are calculated from 5/31/92 and 5/28/92, respectively, for Class A shares, 9/30/93 for Class B shares and 12/31/94 for Class C shares.

For actual past expenses of Classes A, B and C shares, see the section entitled
                            "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)

-------------------------------------------------------------------------------------------------------
                                                              Class A        Class B       Class C
-------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a
         percentage of offering price)(1)(2)                   5.75%          None         1.00%(4)
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of
         original purchase price or redemption proceeds,
         as applicable)(2)                                      (3)           5.00%         1.00%
-------------------------------------------------------------------------------------------------------
Redemption fees                                                None*          None*         None*
-------------------------------------------------------------------------------------------------------

(1) A reduced sales charge on Class A and Class C shares applies in some cases. See section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2)  Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

(4) Accounts established prior to December 1, 2000 will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

--------------------------------------------------------------------------------------------------------------------------------
                                 CDC Nvest Capital Growth             CDC Nvest Growth Fund           CDC Nvest Growth and
                                           Fund                                                            Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                             Class A     Class B      Class C    Class A      Class B    Class C   Class A     Class B   Class C
--------------------------------------------------------------------------------------------------------------------------------
Management fees               0.74%       0.74%        0.74%      0.67%        0.67%      0.67%     0.66%       0.66%     0.66%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or           0.25%       1.00%*       1.00%*     0.25%        1.00%*     1.00%*    0.25%       1.00%*    1.00%*
service (12b-1) fees
--------------------------------------------------------------------------------------------------------------------------------
Other expenses                0.41%       0.41%        0.41%      0.26%        0.26%      0.26%     0.40%       0.40%     0.40%
--------------------------------------------------------------------------------------------------------------------------------
Total annual fund             1.40%       2.15%        2.15%      1.18%        1.93%      1.93%     1.31%       2.06%     2.06%
operating expenses
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                 CDC Nvest Balanced Fund          CDC Nvest Large Cap Value     CDC Nvest Mid Cap Growth
                                                                            Fund**                       Fund***
----------------------------------------------------------------------------------------------------------------------------
                              Class A    Class B     Class C    Class A    Class B    Class C  Class A   Class B   Class C
----------------------------------------------------------------------------------------------------------------------------
Management fees                0.75%      0.75%       0.75%      0.70%      0.70%      0.70%    0.95%     0.95%     0.95%
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or            0.25%      1.00%*      1.00%*     0.25%      1.00%*     1.00%*   0.25%     1.00%*    1.00%*
service (12b-1) fees
----------------------------------------------------------------------------------------------------------------------------
Other expenses                 0.56%      0.56%       0.56%      1.57%      1.57%      1.57%    0.53%     0.53%     0.53%
----------------------------------------------------------------------------------------------------------------------------
Total annual fund              1.56%      2.31%       2.31%      2.52%      3.27%      3.27%    1.73%     2.48%     2.48%
operating expenses
----------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or expense      0.00%      0.00%       0.00%      1.02%      1.02%      1.02%    0.03%     0.03%     0.03%
reimbursement
----------------------------------------------------------------------------------------------------------------------------

Net Expenses                    1.56%       2.31%        2.31%       1.50%       2.25%       2.25%     1.70%      2.45%      2.45%
------------------------------------------------------------------------------------------------------------------------------------
                                   CDC Nvest Select Fund***            CDC Nvest AEW Real Estate          CDC Bullseye Fund*****
                                                                               Fund****
------------------------------------------------------------------------------------------------------------------------------------
                               Class A     Class B      Class C     Class A      Class B    Class C   Class A    Class B    Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fees                 1.00%       1.00%        1.00%       0.80%        0.80%      0.80%     0.95%      0.95%      0.95%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or             0.25%       1.00%*       1.00%*      0.25%        1.00%*     1.00%*    0.25%      1.00%*     1.00%*
service (12b-1) fees
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                  0.54%       0.54%        0.54%       1.37%        1.37%      1.37%     1.39%      1.39%      1.39%
------------------------------------------------------------------------------------------------------------------------------------
Total annual fund               1.79%       2.54%        2.54%       2.42%        3.17%      3.17%     2.59%      3.34%      3.34%
operating expenses
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or expense       0.09%       0.09%        0.09%       0.92%        0.92%      0.92%     0.84%      0.84%      0.84%
reimbursement
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                    1.70%       2.45%        2.45%       1.50%        2.25%      2.25%     1.75%      2.50%      2.50%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                             CDC Nvest International Equity Fund
------------------------------------------------------------------
                               Class A     Class B      Class C
------------------------------------------------------------------
Management fees                 0.90%       0.90%        0.90%
------------------------------------------------------------------
Distribution and/or             0.25%       1.00%*       1.00%*
service (12b-1) fees
------------------------------------------------------------------
Other expenses                  0.81%       0.81%        0.81%
------------------------------------------------------------------
Total annual fund               1.96%       2.71%        2.71%
operating expenses
------------------------------------------------------------------



* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** CDC IXIS Asset Management Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect until May 1, 2002 and will be reevaluated on an annual basis.

 ***CDC IXIS Asset Management Advisers has given binding undertakings to these Funds to limit the amount of each Fund's total annual fund operating expenses to 1.70%, 2.45% and 2.45% of such Fund's average daily net assets for Class A, B and C shares, respectively. These undertakings are in effect until May 1, 2002 and will be reevaluated on an annual basis. These Funds "Other expenses" are based on estimated amounts for the current fiscal year.

 ****AEW has given a binding undertaking to the Fund to limit the amount of the Fund's total fund operating expenses to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect until May 31, 2002 and will be reevaluated on an annual basis. This Fund's "Other expenses" are based on estimated amounts for the current fiscal year.

***** CDC IXIS Asset Management Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.75%, 2.50% and 2.50% of the Fund's average daily net assets for Class A, B and C shares, respectively. This undertaking is in effect until May 1, 2002 and will be reevaluated on an annual basis.

Example


This example, which is based upon the expenses* shown above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:
     . You invest $10,000 in a Fund for the time periods indicated;

     . Your investment has a 5% return each year; and

     . A Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------------------
                        CDC Nvest Capital Growth Fund                              CDC Nvest Growth Fund
-------------------------------------------------------------------------------------------------------------------------
              Class A          Class B              Class C          Class A         Class B              Class C
-------------------------------------------------------------------------------------------------------------------------
                         (1)      (2)         (1)       (2)                     (1)      (2)        (1)        (2)
-------------------------------------------------------------------------------------------------------------------------
1 year             $709  $718           $218      $416       $316  $688         $696     $196       $394       $294
-------------------------------------------------------------------------------------------------------------------------
3 years            $993  $973           $673      $766       $766  $928         $906     $606       $700       $700
-------------------------------------------------------------------------------------------------------------------------
5 years          $1,297  $1,354       $1,154    $1,243     $1,243  $1,187       $1,242   $1,042     $1,131     $1,131
-------------------------------------------------------------------------------------------------------------------------
10 years         $2,158  $2,292       $2,292    $2,558     $2,558  $1,924       $2,059   $2,059     $2,331     $2,331
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                      CDC Nvest Growth and Income Fund                            CDC Nvest Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
              Class           Class                 Class            Class           Class                 Class
                A               B                     C                A               B                     C
-------------------------------------------------------------------------------------------------------------------------
                          (1)       (2)        (1)        (2)                    (1)       (2)        (1)        (2)
-------------------------------------------------------------------------------------------------------------------------
1 year            $701      $709       $209       $407       $307        $725      $734       $234       $432       $332
-------------------------------------------------------------------------------------------------------------------------
3 years           $966      $946       $646       $739       $739      $1,039    $1,021       $721       $814       $814
-------------------------------------------------------------------------------------------------------------------------
5 years         $1,252    $1,308     $1,108     $1,197     $1,197      $1,376    $1,435     $1,235     $1,323     $1,323
-------------------------------------------------------------------------------------------------------------------------
10 years        $2,063    $2,197     $2,197     $2,466     $2,466      $2,325    $2,458     $2,458     $2,719     $2,719
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                       CDC Nvest Large Cap Value Fund                          CDC Nvest Mid Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------------
              Class           Class                 Class           Class            Class                 Class
                A               B                     C                A               B                     C
-------------------------------------------------------------------------------------------------------------------------
                          (1)       (2)        (1)        (2)                   (1)        (2)        (1)        (2)
-------------------------------------------------------------------------------------------------------------------------
1 year            $719      $728       $228       $426       $326       $738       $748       $248       $446       $346
-------------------------------------------------------------------------------------------------------------------------
3 years         $1,223    $1,212       $912     $1,003     $1,003     $1,086     $1,070       $770       $862       $862
-------------------------------------------------------------------------------------------------------------------------
5 years         $1,752    $1,819     $1,619     $1,703     $1,703
-------------------------------------------------------------------------------------------------------------------------
10 years        $3,194    $3,326     $3,326     $3,563     $3,563
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                            CDC Nvest Select Fund                             CDC Nvest AEW Real Estate Fund
-------------------------------------------------------------------------------------------------------------------------
              Class           Class                 Class           Class            Class                 Class
                A               B                     C                A               B                     C
-------------------------------------------------------------------------------------------------------------------------
                          (1)       (2)        (1)        (2)                   (1)        (2)        (1)        (2)
-------------------------------------------------------------------------------------------------------------------------
1 year            $738      $748       $248       $446       $346       $719       $728       $228       $426       $326
-------------------------------------------------------------------------------------------------------------------------
3 years         $1,098    $1,082       $782       $874       $874     $1,203     $1,192       $892       $983       $983
-------------------------------------------------------------------------------------------------------------------------
5 years
-------------------------------------------------------------------------------------------------------------------------
10 years
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                           CDC Nvest Bullseye Fund                          CDC Nvest International Equity Fund
-------------------------------------------------------------------------------------------------------------------------
              Class           Class                 Class           Class            Class                 Class
                A               B                     C                A               B                     C
-------------------------------------------------------------------------------------------------------------------------
                          (1)       (2)        (1)        (2)                   (1)        (2)        (1)        (2)
-------------------------------------------------------------------------------------------------------------------------
1 year            $743      $753       $253       $451       $351       $763       $774       $274       $471       $371
-------------------------------------------------------------------------------------------------------------------------
3 years         $1,259    $1,249       $949     $1,040     $1,040     $1,155     $1,141       $841       $933       $933
-------------------------------------------------------------------------------------------------------------------------
5 years         $1,800    $1,869     $1,669     $1,752     $1,752     $1,571     $1,635     $1,435     $1,520     $1,520
-------------------------------------------------------------------------------------------------------------------------
10 years        $3,273    $3,403     $3,403     $3,639     $3,639     $2,729     $2,861     $2,861     $3,111     $3,111
-------------------------------------------------------------------------------------------------------------------------


(1)  Assumes redemption at end of period.

(2)  Assumes no redemption at end of period.


* The examples for Large Cap Value Fund, Mid Cap Growth Fund, Select Fund, AEW Real Estate Fund and Bullseye Fund are based on the Net Expenses shown above for the 1-year period illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years.

Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject by investing in various types of securities or engaging in various practices.


Correlation Risk (All Funds except Mid Cap Growth, Select and AEW Real Estate Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.


Currency Risk (All Funds except Capital Growth, Growth and Income and AEW Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (International Equity Fund) The risk associated with investing in securities traded in developing securities markets, which may be smaller and have shorter operating histories than developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


Euro Conversion Risk (All Funds except Capital Growth, Growth and Income, Select and AEW Funds) Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by a Fund.

Extension Risk (Balanced and Large Cap Value Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Leverage Risk (All Funds except Select and Mid Cap Growth Funds) The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds except Select Fund) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.


Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.


Options, Futures and Swap Contracts Risks (All Funds except Select and AEW Real Estate Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.


Prepayment Risk (Balanced, Large Cap Value and AEW Real Estate Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Capital Growth and International Equity Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than it can sell them for.

Management Team
---------------

Meet the Funds' Investment Advisers and Subadvisers


The CDC Nvest Funds family currently includes 28 mutual funds with a total of over $6 billion in assets under management as of December 31, 2000. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers CDC Nvest Equity Funds (the "Funds" or each a "Fund"), which along with CDC Nvest Income Funds, CDC Nvest Star Funds, Kobrick Funds, and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

CDC IXIS Asset Management Advisers, L.P.

CDC IXIS Asset Management Advisers (formerly Nvest Funds Management, L.P.), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except Growth Fund (for which CGM serves as adviser) and AEW Real Estate Fund (for which AEW serves as adviser). CDC IXIS Asset Management Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America") (formerly Nvest Companies, L.P.) which is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. As of December 31, 2000, CDC IXIS Asset Management North America's 17 principal subsidiary or affiliated asset management firms, collectively had $135 billion in assets under management. CDC IXIS Asset Management Advisers oversees, evaluates and monitors the subadvisory services provided to each Fund except Growth Fund and AEW Real Estate Fund. It also provides general business management and administration to each Fund except Growth Fund and AEW Real Estate Fund. CDC IXIS Asset Management Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below, CGM and AEW make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds (except Growth Fund, Mid Cap Growth Fund, Select Fund and AEW Real Estate Fund) during the fiscal year ended December 31, 2000 as a percentage of each Fund's average daily net assets were, 0.74% for Capital Growth Fund, 0.66% for Growth and Income Fund, 0.75% for Balanced Fund, 0.00% for Large Cap Value Fund (formerly Equity Income Fund) (after waiver or reimbursement), 0.11% for Bullseye Fund(after waiver or reimbursement), and 0.90% for International Equity Fund.

CDC Nvest Mid Cap Growth and CDC Nvest Select Funds pay combined advisory and subadvisory fees at an annual rate of 0.95% of the first $1 billion of the average daily net assets of Mid Cap Growth Fund and 0.825% of such assets in excess of $1 billion, and 1.00% of the first $1 billion of the average daily net assets of Select Fund and 0.95% of such assets in excess of $1 billion.

Subadvisers

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Select Fund. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, manages $12 billion in assets as of December 31, 2000, and, together with its predecessor, has managed investments since 1970. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.


Jurika & Voyles, located at Lake Merritt Plaza, 1999 Harrison, Suite 700, Oakland, California 94612, serves as subadviser to one component of Balanced Fund and the Bullseye Fund. Jurika & Voyles, founded in 1983, has discretionary management authority with respect to over $66 billion of assets as of December 31, 2000 for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charities, mutual funds and individuals. Jurika & Voyles is a subsidiary of CDC IXIS Asset Management North America.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to two components of the Balanced Fund, the Mid Cap Growth Fund and the International Equity Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $66 billion in assets under management as of December 31, 2000. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.


Vaughan, Nelson, Scarborough & McCullough, located at 6300 Chase Tower, Houston, Texas 77002, serves as subadviser to the Large Cap Value Fund. VNSM is a subsidiary of CDC IXIS Asset Management North America. Originally incorporated in 1970, VNSM focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2000, VNSM had $4 billion in assets under management.


Westpeak, located at 1011 Walnut Street, Boulder, Colorado 80302, serves as subadviser to the Growth and Income Fund and the Capital Growth Fund. Westpeak is a subsidiary of CDC IXIS Asset Management North America. Founded in 1991, Westpeak has $9.8 billion in assets under management as of December 31, 2000.

Capital Growth Management Limited Partnership (Adviser)

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the Growth Fund since CGM's inception in 1989. It also serves as investment adviser to eight additional mutual funds and various institutional investors. CGM is an affiliate of CDC Asset Management North America and has $6.6 billion in assets under management as of December 31, 2000. In 2000, Growth Fund paid 0.67% of its average daily net assets to CGM in advisory fees.

AEW Management and Advisors, L.P. (Adviser)

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of CDC Asset Management North America. Together with other AEW adviser affiliates, AEW manages approximately $6 billion of client capital as of December 31, 2000.

AEW Real Estate Fund pays advisory fees at the annual rate of 0.80% of the first $500 million of the Fund's average daily net assets and 0.75% of such assets in excess of $500 million.

Subadvisory Agreements

Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC"), which permits CDC IXIS Asset Management Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Asset Management Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Asset Management Advisers, if approved by the Board of Trustees. Shareholders will be notified of any subadviser changes.

Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Asset Management Advisers, CGM, AEW or any of the subadvisers. In placing trades, any of the subadvisers will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


Mark B. Baribeau


Mark B. Baribeau has co-managed the growth component of the equity portion of Balanced Fund since March 2000. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He also serves as portfolio manager of Loomis Sayles Growth Fund. Mr. Baribeau, a Chartered Financial Analyst, received a M.A. from University of Maryland, a B.A. from University of Vermont and has 14 years of investment experience.


Floyd J. Bellman


Floyd J. Bellman has co-managed the Select Fund since inception. Mr. Bellman, C.F.A., joined the firm in 1995 as a portfolio manager. He manages both equity and balanced accounts for individuals and institutions and serves as Vice President of the Investment Advisory Department. Since February 2000, he has also assisted in managing the Harris Associates segment of Star Value Fund. Prior to joining Harris Associates, Mr. Bellman was a Vice President and Chairman of the Personal Trust and Asset Management Committee at Harris Trust and Savings Bank (1987-1995); an Investment Officer at 1st Source Bank (1984-1987); and an Investment Officer at First Bank Milwaukee N.A. (1980-1984). He holds a BBA in Finance from the University of Wisconsin-Whitewater. He has 20 years of investment experience.

Margaret M. Buescher


Margaret M. Buescher served as co-manager of the Large Cap Value Fund from June 1999 to August 2000 and as sole manager thereafter. She also manages the VNSM segment of Star Value Fund. Ms. Buescher, Principal of VNSM, joined the company in 1994. From 1980 to 1994, she was a Managing Director and Senior Portfolio Manager for the Texas Commerce Investment Management Company. Ms. Buescher is also a Chartered Financial Analyst. She received a B.A. from Vanderbilt University and has over 26 years of investment experience.

Pamela N. Czekanski


Pamela N. Czekanski has co-managed the growth component of the equity portion of Balanced Fund since March 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She also serves as a portfolio manager of Loomis Sayles Growth Fund. Ms. Czekanski, a Chartered Financial Analyst, received a B.A. from Middlebury College and has 16 years of investment experience.


Guy Elliffe

Guy Elliffe has managed the value component of the equity portion of Balanced Fund since March 2001. Mr. Elliffe, Senior Vice President, Principal and Director of Research of Jurika & Voyles, joined the company in 1995. Previously, he served as Managing Director of Equities at National Mutual Funds Management. He is also a Chartered Financial Analyst. Mr. Elliffe earned a B.A. (Hons) from the University of Otago (New Zealand) and a Certificate of Finance and Investment from the Institute of Actuaries in London and has over 20 years of investment experience.

Christopher R. Ely

Christopher R. Ely has co-managed the Mid Cap Growth Fund since its inception on March 15, 2001. Mr. Ely, Vice President of Loomis Sayles and of Loomis Sayles Funds, joined the firm in 1996. He also manages the Loomis Sayles Small Cap Growth Fund, the Loomis Sayles Aggressive Growth Fund, the Mid Cap Growth segment of the Star Advisers Fund, the Loomis Sayles segment of the Star Small Cap Fund and leads a team of portfolio managers responsible for the management of the domestic segment of the Loomis Sayles Global Technology Fund. Prior to 1996, Mr. Ely was Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He holds a B.A. from Brown University and an M.B.A. from Babson College. He has 22 years of investment management experience.

Philip C. Fine


Mr. Philip C. Fine has co-managed the Mid Cap Growth Fund since its inception. Mr. Fine, Vice President of Loomis Sayles and of Loomis Sayles Funds, joined the firm in 1996. He also manages the Loomis Sayles Small Cap Growth Fund, the Loomis Sayles Aggressive Growth Fund, the Mid Cap Growth segment of the Star Advisers Fund and Loomis Sayles segment of the Star Small Cap Fund. Prior to 1996, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He received an A.B. and a Ph.D. from Harvard University. He has 12 years of investment management experience.

G. Kenneth Heebner


G. Kenneth Heebner has managed Growth Fund since 1976. In 1989, Mr. Heebner co-founded and is currently senior portfolio manager of CGM. He is also a Chartered Financial Analyst. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School, and is a highly regarded 35 year veteran of the investment industry.

Eric Hull

Eric Hull has managed the value component of the equity portion of Balanced Fund since March 2001. Mr. Hull, Senior Vice President, Principal and Senior Research Analyst of Jurika & Voyles, joined the company in 1994. Prior to joining Jurika & Voyles, Mr. Hull held positions in both investment management and investment banking. Mr. Hull, a Chartered Financial Analyst, has a B.S. in Business Administration from the University of California at Berkeley and 15 years of investment experience.

John Hyll


John Hyll has served the fixed-income portion of Balanced Fund as manager from 1994 until August 1999 and as co-manager thereafter. He also serves as portfolio manager of Loomis Sayles Short Term Bond Fund. Mr. Hyll, Vice President of Loomis Sayles, joined the company in 1989. He received his B.A. and his M.B.A. from Baldwin-Wallace College and has over 17 years of investment experience.

Eswar Menon


Eswar Menon serves as co-portfolio manager for International Equity Fund, concentrating on emerging markets. He also co-manages the Loomis Sayles segment of Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Emerging Markets Fund and leads a team of managers responsible for the management of the International segment of the Loomis Sayles Global Technology Fund. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management since 1995. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California, a B.S. from Indian Institute of Technology, Madras, India and has over 11 years of investment experience.

Nicholas E. Moore


Nicholas Moore has managed Bullseye Fund since March 2000 and has managed the value component of the equity portion of Balanced Fund since March 2001. Mr. Moore, Vice President, Principal and Senior Research Analyst of Jurika & Voyles, joined the company in June 1998. Prior to joining Jurika & Voyles, Mr. Moore was a Vice President and Portfolio Manager at Orbitex Management during early 1998. Prior to that he served as portfolio manager for the Franklin Templeton Group from 1986 until January 1998. Mr. Moore has a B.A. from Menlo College in California and 15 years of investment experience.

Alexander Muromcew


Alexander Muromcew serves as co-portfolio manager for International Equity Fund, concentrating on Asian markets. He also co-manages the Loomis Sayles segment of Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received an M.B.A. from Stanford University, a B.A. from Dartmouth College and has over 11 years of investment experience.

William C. Nygren


William C. Nygren has co-managed the Select Fund since inception on March 15, 2001. Mr. Nygren, C.F.A., joined Harris Associates as an analyst in 1983 and was Director of Research for Harris Associates from September 1990 to March 1998. Since November 1, 1996 he has also been a portfolio manager of the Oakmark Select Fund. Prior to joining Harris Associates, Mr. Nygren was an analyst with Northwestern Mutual Life Insurance Company. He holds an M.S. in Finance from the University of Wisconsin and a B.S. in Accounting from the University of Minnesota. He has 19 years of investment management experience.

Gerald H. Scriver


Gerald Scriver has managed Growth and Income Fund since May 1995 and Capital Growth Fund since February 1998. He also manages the Westpeak segment of Nvest Star Value Fund. Mr. Scriver is the President and Chief Executive Officer of Westpeak Investment Advisors, which he founded in 1991. Mr. Scriver is a graduate of the State University of N.Y. at Buffalo and has over 35 years of investment experience.

Richard D. Skaggs


Richard D. Skaggs has co-managed the growth component of the equity portion of Balanced Fund since March 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the company in 1994. He also serves as a portfolio manager of Loomis Sayles Growth Fund. Mr. Skaggs, a Chartered Financial Analyst received a M.S.M. and a B.S. from Oakland University and has 13 years of investment experience.

David L. Smith


David L. Smith has co-managed the Mid Cap Growth Fund since its inception. Mr. Smith, Vice President of Loomis Sayles and of Loomis Sayles Funds, joined the firm in 1996. He also manages the Loomis Sayles Small Cap Growth Fund, the Loomis Sayles Aggressive Growth Fund, the Mid Cap Growth segment of the Star Advisers Fund and the Loomis Sayles segment of the Star Small Cap Fund. Prior to 1996, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He holds an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. He has 17 years of investment management experience.

John Tribolet

John Tribolet serves as co-portfolio manager for International Equity Fund, concentrating on European markets. He also co-manages the Loomis Sayles segment of Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management since 1997. From 1995 to 1997 he was a full time MBA student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. He received his B.S. from Columbia University and has over 9 years of investment experience.

Matthew A. Troxell

Matthew A. Troxell has managed AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Prior to joining AEW, Mr. Troxell was a Vice President and Assistant to the President of Landmark Land Company, and an equity analyst at A.G. Becker Paribas. He holds the designation of Chartered Financial Analyst (CFA) and is a member of the National Association of Real Estate Investment Trusts (NAREIT). Mr. Troxell earned a B.A. from Tufts University and has over 19 years of experience in investment analysis and portfolio management.

Kurt L. Wagner

Kurt L. Wagner has co-managed the fixed-income portion of Balanced Fund since May 2000. Mr. Wagner is Vice President and Portfolio Manager of Loomis Sayles. He began his investment career in 1978 and has been at Loomis Sayles since 1994. Mr. Wagner is also a Chartered Financial Analyst and Chartered Investment Counselor. He has an M.B.A. from the University of Chicago, a B.A. from Haverford College and 23 years investment experience.

Past Performance Information

Subadviser - Harris Associates


The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a mutual fund (the "Oakmark Select Fund") and a group of private accounts (the "Harris Private Accounts" and, together with the Oakmark Select Fund, the "Harris Select Accounts") advised by Harris Associates with substantially similar investment objectives, strategies and policies as CDC Nvest Select Fund.


The Harris Select Accounts, and in particular, the Harris Private Accounts, have not been subject to the same types of expense to which CDC Nvest Select Fund is subject. In addition, the Harris Private Accounts have not been subject to the diversification requirements, investment limitations and other restrictions to which CDC Nvest Select Fund is subject under the Investment Company Act and the Internal Revenue Code. The Harris Select Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or, in the case of the Harris Private Accounts, to other restrictions applicable to investment companies under relevant laws. In addition, CDC Nvest Select Fund may be subject to more frequent inflows and outflows of assets than the Harris Select Accounts, which may negatively impact performance. The information regarding the performance of the Harris Select Accounts does not represent CDC Nvest Select Fund's performance. Such information should not be considered a prediction of the future performance of CDC Nvest Select Fund. CDC Nvest Select Fund is newly organized and has no performance record of its own.

The table below shows the average annual total returns for the Harris Private Accounts and the Oakmark Select Fund since their inception. The Harris Select Accounts are also compared against the S&P 500 Index, the Morningstar Mid Cap Value Average and the Lipper Multicap Value Average. The past performance data for the Harris Select Accounts has been adjusted to reflect the management fees and other expenses actually paid by the Harris Select Accounts and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Select Fund will be higher than the fees and expenses paid by the Harris Select Accounts. The performance of the Harris Select Accounts would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Select Fund.


Average Annual Total Returns (1)

For the period ending December 31, 2000

                                           1 Year    5 Years    Since Inception
                                           ------    -------    ---------------

Harris Associates Private Accounts         8.86%     18.32%     20.06%(2)

S&P 500 Index                              -9.10%    18.31%     17.46%(2)

Morningstar Mid Cap Value Average          16.82%    14.77%     16.21%(2)

Lipper Multicap Value Average              8.86%     3.71%      15.12%(2)


Oakmark Select Fund                        25.81%    n/a        29.76%(3)

S&P 500 Index                              -9.10%    n/a        17.93%(3)

Morningstar Mid Cap Value Average          16.82%    14.77%     14.62%(3)

Lipper Multicap Value Average              8.86%     13.71%     13.13%(3)

(1) Average Annual Total Returns: The Harris Select Accounts consist of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage CDC Nvest Select Fund. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Harris Select Accounts' performance to a broad-based market index. The Morningstar Mid Cap Value and Lipper Multicap Value Averages are each an average of the total returns of all mutual funds with an investment style similar to that of the CDC Nvest Select Fund as calculated by Morningstar, Inc. and Lipper, Inc. These comparative indices' returns have been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges.

(2)  As of inception of the Harris Private Accounts, January 1, 1991.

(3)  As of inception of the Oakmark Select Fund, November 1, 1996.

Subadviser - Loomis Sayles

The returns shown below represent the returns derived from performance data furnished by Loomis Sayles relating to a mutual fund (the "Loomis Sayles Aggressive Growth Fund") and a group of private accounts (the "Loomis Sayles Private Accounts and, together with the Loomis Sayles Aggressive Growth Fund, the "Loomis Mid Cap Accounts") advised by Loomis Sayles, with substantially similar investment objectives, strategies and policies as CDC Nvest Mid Cap Growth Fund.

The Loomis Mid Cap Accounts, and in particular, the Loomis Sayles Private Accounts, have not been subject to the same types of expense to which CDC Nvest Mid Cap Growth Fund is subject. In addition, the Loomis Sayles Private Accounts have not been subject to the diversification requirements, investment limitations and other restrictions to which CDC Nvest Mid Cap Growth Fund is subject under the Investment Company Act and the Internal Revenue Code. The Loomis Mid Cap Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or, in the case of the Loomis Sayles Private Accounts, to other restrictions applicable to investment companies under relevant laws. In addition, CDC Nvest Mid Cap Growth Fund may be subject to more frequent inflows and outflows of assets than the Loomis Mid Cap Accounts, which may negatively impact performance. The information regarding the performance of the Loomis Mid Cap Accounts does not represent CDC Nvest Mid Cap Growth Fund's performance. Such information should not be considered a prediction of the future performance of CDC Nvest Mid Cap Growth Fund. CDC Nvest Mid Cap Growth Fund is newly organized and has no performance record of its own.

The table below shows the average annual total returns for the Loomis Sayles Private Accounts and the Loomis Sayles Aggressive Growth Fund since their inception. The Loomis Mid Cap Accounts are also compared against the Russell Midcap Growth Index, the Morningstar Mid Growth Average and the Lipper Multi-Cap Growth Average. The past performance data for the Loomis Mid Cap Accounts has been adjusted to reflect the management fees and other expenses actually paid by the Loomis Mid Cap Accounts and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Mid Cap Growth Fund will be higher than the fees and expenses paid by the corresponding Loomis Mid Cap Accounts. The performance of the Loomis Mid Cap Accounts would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Mid Cap Growth Fund.


Average Annual Total Return (1)
For the period ending December 31, 2000
                                                 1 Year          Since Inception
                                                 ------          ---------------
Loomis Sayles Private Accounts                   n/a             -24.07%(2)
Russell Mid Cap Growth Index                     n/a             -27.14%(2)
Morningstar Mid Growth Average                   n/a             -20.97%(2)
Lipper Multi-Cap Growth Average                  n/a             -22.48%(2)

Loomis Sayles Aggressive Growth Fund              -5.59%          40.01%(3)
(Institutional Class Shares)
Russell Midcap Growth Index                      -11.75%          17.87%(3)
Morningstar Mid Growth Average                    -6.90%          20.40%(3)
Lipper Multi-Cap Growth Average                  -11.10%          19.99%(3)

(1) Average Annual Total Returns: The Loomis Mid Cap Accounts consist of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage CDC Nvest Mid Cap Growth Fund. The Russell Midcap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Loomis Mid Cap Accounts' performance to a broad-based market index. The Morningstar Mid Growth and Lipper Multi-Cap Growth Averages are each an average of the total returns of all mutual funds with an investment style similar to that of the CDC Nvest Mid Cap Growth Fund as calculated by Morningstar, Inc. and Lipper, Inc. These comparative indices' returns have been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges.

(2) As of inception of the Loomis Sayles Private Accounts, March 31, 2000.

(3) As of inception of the Loomis Sayles Aggressive Growth Fund, December 31, 1996.

Adviser - AEW

The account returns shown below represent composite returns derived from performance data furnished by AEW (the "AEW Composite") relating to all accounts managed by AEW Capital Management, L.P. with substantially similar investment objectives, strategies and policies as the CDC Nvest AEW Real Estate Fund (the "Accounts"). (AEW is a wholly-owned subsidiary of AEW Capital Management, L.P.) Matthew Troxell, CDC Nvest AEW Real Estate Fund's portfolio manager, has been the lead manager for the Accounts since July 1999.

The Accounts have not been subject to the same types of expenses to which the CDC Nvest AEW Real Estate Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act and the Internal Revenue Code. The Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. The information regarding the performance of the Accounts does not represent CDC Nvest AEW Real Estate Fund's performance. Such information should not be considered a prediction of the future performance of CDC Nvest AEW Real Estate Fund. CDC Nvest AEW Real Estate Fund commenced operations on September 1, 2000 and has a limited performance record.

The table below shows the average annual total return of the Accounts managed by AEW Capital Management, L.P. for the one-year period ending December 31, 2000 and for the period from July 1, 1999 until December 31, 2000. The Account returns are also compared against the Morgan Stanley REIT Index. The past performance data for the Accounts has been adjusted to reflect the management fees and other expenses actually paid by the Accounts and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest AEW Real Estate Fund will be higher than the fees and expenses paid by the Accounts. The performance of the Accounts would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest AEW Real Estate Fund.

Average Annual Total Return(1)
(for the period ended December 31, 2000)
--------------------------------------------------------------------------------
                                         1 Year             Since July 1, 1999
--------------------------------------------------------------------------------
AEW Composite                            31.00%             13.84%
--------------------------------------------------------------------------------
Morgan Stanley REIT Index                26.81%             10.21%
--------------------------------------------------------------------------------

(1) The AEW Composite consists of all client accounts whose portfolios were managed by Matthew Troxell at AEW Capital Management, L.P. for the one-year period ending December 31, 2000 and for the period from July 1, 1999 until December 31, 2000 using investment policies and strategies substantially similar to those that are used to manage CDC Nvest AEW Real Estate Fund. The average annual total return for the Accounts was calculated using a time-weighted rate of return which differs in part from the prescribed formula used by mutual funds to calculate their returns. The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index. You cannot invest directly in an index.

Fund Services
-------------

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

 .    You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

 .    You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

 .    You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

 .    You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

 .    You pay higher annual expenses than Class A shares.

 .    You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges Are
     Calculated."

 .    Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

 .    Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class C Shares

 .    You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

 .    You pay higher annual expenses than Class A shares.

 .    You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

 .    Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

 .    Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

For actual past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services
How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

---------------------------------------------------------------------------------------
                                            Class A Sales Charges
  Your Investment          As a % of offering price      As a % of your investment
---------------------------------------------------------------------------------------
Less than   $ 50,000                5.75%                          6.10%
---------------------------------------------------------------------------------------
$ 50,000 -  $ 99,999                4.50%                          4.71%
---------------------------------------------------------------------------------------
$ 100,000 - $249,999                3.50%                          3.63%
---------------------------------------------------------------------------------------
$ 250,000 - $499,999                2.50%                          2.56%
---------------------------------------------------------------------------------------
$ 500,000 - $999,999                2.00%                          2.04%
---------------------------------------------------------------------------------------
$1,000,000 or more*                 0.00%                          0.00%
---------------------------------------------------------------------------------------

* For purchases of Class A shares of the Funds of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

----------------------------------------------------------
        Class B Contingent Deferred Sales Charges
----------------------------------------------------------
   Year Since Purchase       CDSC on Shares Being Sold
----------------------------------------------------------
           1st                         5.00%
----------------------------------------------------------
           2nd                         4.00%
----------------------------------------------------------
           3rd                         3.00%
----------------------------------------------------------
           4th                         3.00%
----------------------------------------------------------
           5th                         2.00%
----------------------------------------------------------
           6th                         1.00%
----------------------------------------------------------
       Thereafter                      0.00%
----------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

----------------------------------------------------------
        Class C Contingent Deferred Sales Charges
----------------------------------------------------------
   Year Since Purchase       CDSC on Shares Being Sold
----------------------------------------------------------
           1st                         1.00%
----------------------------------------------------------
       Thereafter                      0.00%
----------------------------------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000 will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares.  The
CDSC:

 .    is calculated based on the number of shares you are selling;

 .    is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

 .    is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

 .    for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

 .    increases in net asset value above the purchase price; or

 .    shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another or CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges

Class A or C Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares utilizing the chart on the previous page, including:

 .    Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest
     Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

 .    Combining Accounts -- allows you to combine shares of multiple CDC Nvest
     Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Eliminating Sales Charges and CDSC

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

 .    Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

 .    Selling brokers, sales representatives or other intermediaries under arrangements with the Distributor;

 .    Fund Trustees and other individuals who are affiliated with any CDC Nvest
     Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

 .    Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

 .    Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

 .    Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser for how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Class A, B or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

 .    to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

 .    to make payments through a systematic withdrawal plan; or

 .    due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.   Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                           Minimum to Open an
                                                   Minimum to Open an         Account Using        Minimum for Existing
                Type of Account                         Account            Investment Builder            Accounts
Any account other than those listed below                $2,500                   $100                     $100

Accounts registered under the Uniform Gifts to
Minors Act ("UGMA") or the Uniform Transfers
to Minors Act ("UTMA")                                   $2,500                   $100                     $100

Individual Retirement Accounts ("IRAs")                   $500                    $100                     $100

Retirement plans with tax benefits such as
corporate pension, profit sharing and Keogh
plans                                                     $250                    $100                     $100

Payroll Deduction Investment Programs for
SARSEP*, SEP, SIMPLE IRA, 403(b)(7) and
certain other retirement plans                            $25                      N/A                     $25

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.   Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

800-225-5478, press 1

CDC Nvest Funds Web Site

www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

 .    purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

 .    review your account balance, recent transactions, Fund prices and recent performance;

 .    order duplicate account statements; and

 .    obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares


                                                   Opening an Account                    Adding to an Account

Through Your Investment Dealer
                                         .    Call your investment dealer        .    Call your investment dealer
                                              for information.                        for information.

By Mail
                                         .    Make out a check in U.S.           .    Make out a check in U.S.
                                              dollars for the investment              dollars for the investment
                                              amount, payable to "CDC Nvest           amount, payable to "CDC Nvest
                                              Funds."  Third party checks and         Funds."  Third party checks and
                                              "starter" checks will not be            "starter" checks will not be
                                              accepted.                               accepted.

                                         .    Mail the check with your           .    Fill out the detachable
[envelope icon]                               completed application to CDC            investment slip from an account
                                              Nvest Funds, P.O. Box 8551,             statement.  If no slip is
                                              Boston, MA 02266-8551.                  available, include with the
                                                                                      check a letter specifying the Fund
                                                                                      name, your class of shares, your
                                                                                      account number and the registered
                                                                                      account name(s). To make investing
                                                                                      even easier, you can order more
                                                                                      investment slips by calling
                                                                                      800-225-5478.

By Exchange

                                         .    The exchange must be for a         .    The exchange must be for a
                                              minimum of $1,000 or for all of         minimum of $1,000 or for all of
                                              your shares.                            your shares.

                                         .    Obtain a current prospectus        .    Call your investment dealer
[exchange icon]                               for the Fund into which you are         or CDC Nvest Funds at
                                              exchanging by calling your              800-225-5478 or visit
                                              investment dealer or CDC Nvest          www.cdcnvestfunds.com to
                                              Funds at 800-225-5478.                  request an exchange.
                                         .    Call your investment dealer        .    See the section entitled
                                              or CDC Nvest Funds to request an        "Exchanging Shares" for more
                                              exchange.                               details.
                                         .    See the section entitled
                                              "Exchanging Shares" for more
                                              details.

By Wire
                                         .    Call CDC Nvest Funds at            .    Visit www.cdcnvestfunds.com
                                              800-225-5478 to obtain an               to add shares to your account
                                              account number and wire transfer        by wire.
                                              instructions.  Your bank may
                                              charge you for such a transfer.
                                                                                 .    Instruct your bank to
[wire icon]                                                                           transfer funds to State Street
                                                                                      Bank & Trust Company, ABA#
                                                                                      011000028, and DDA # 99011538.

                                                                                 .    Specify the Fund name, your class
                                                                                      of shares, your account number
                                                                                      and the registered account name(s).
                                                                                      Your bank may charge you for such
                                                                                      a transfer.

Automatic Investing Through Investment Builder
                                         .    Indicate on your application       .    Please call CDC Nvest Funds
                                              that you would like to begin an         at 800-225-5478 for a Service
                                              automatic investment plan               Options Form.  A signature
                                              through Investment Builder and          guarantee may be required to
                                              the amount of the monthly               add this privilege.
                                              investment ($100 minimum).
                                         .    Send a check marked "Void"         .    See the section entitled
[builder icon]                                or a deposit slip from your bank        "Additional Investor Services".
                                              account along with your
                                              application.

Through Automated Clearing House ("ACH")
                                         .    Ask your bank or credit            .    Call CDC Nvest Funds at
                                              union whether it is a member of         800-225-5478 or visit
                                              the ACH system.                         www.cdcnvestfunds.com to add
                                                                                      shares to your account through
                                                                                      ACH.
                                         .    Complete the "Bank Information"    .    If you have not signed up
[ACH icon]                                    section on your account                 for the ACH system, please call
                                              application.                            CDC Nvest Funds for a Service
                                                                                      Options Form.  A signature
                                                                                      guarantee may be required to
                                                                                      add this privilege.
                                         .    Mail your completed application to
                                              CDC Nvest Funds, P.O. Box 8551,
                                              Boston, MA 02266-8551.

Fund Services

Selling Shares
                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer
                                       .    Call your investment dealer for
                                            information.

By Mail
                                       .    Write a letter to request a
                                            redemption specifying the name of
                                            your Fund, your class of shares,
                                            your account number, the exact
                                            registered account name(s), the
                                            number of shares or the dollar
                                            amount to be redeemed and the method
                                            by which you wish to receive your
                                            proceeds. Additional materials may
                                            be required. See the section
                                            entitled "Selling Shares in
                                            Writing."
[envelope icon]                        .    The request must be signed
                                            by all of the owners of the shares
                                            and must include the capacity in
                                            which they are signing, if
                                            appropriate.

                                       .    Mail your request by regular mail to
                                            CDC Nvest Funds, P.O. Box 8551,
                                            Boston, MA 02266-8551 or by
                                            registered, express or certified
                                            mail to Nvest Funds, 66 Brooks
                                            Drive, Braintree, MA 02184.
                                       .    Your proceeds (less any applicable
                                            CDSC) will be delivered by the
                                            method chosen in your letter. If you
                                            choose to have your proceeds
                                            delivered by mail, they will
                                            generally be mailed to you on the
                                            business day after the request is
                                            received in good order. You may also
                                            choose to redeem by wire or through
                                            ACH (see below).

By Exchange
                                       .    Obtain a current prospectus for the
                                            Fund into which you are exchanging
                                            by calling your investment dealer or
                                            CDC Nvest Funds at 800-225-5478.
[exchange icon]                        .    Call CDC Nvest Funds or visit
                                            www.cdcnvestfunds.com to request an
                                            exchange.
                                       .    See the section entitled "Exchanging
                                            Shares" for more details.

By Wire

                                       .    Fill out the "Bank Information"
                                            section on your account
                                            application.
[wire icon]                            .    Call CDC Nvest Funds at
                                            800-225-5478, visit
                                            www.cdcnvestfunds.com or indicate in
                                            your redemption request letter (see
                                            above) that you wish to have your
                                            proceeds wired to your bank.
                                       .    Proceeds (less any applicable CDSC)
                                            will generally be wired on the next
                                            business day. A wire fee (currently
                                            $5.00) will be deducted from the
                                            proceeds.

Through Automated Clearing House
                                       .    Ask your bank or credit union
                                            whether it is a member of the ACH
                                            system.

                                       .    Complete the "Bank Information"
                                            section on your account
                                            application.
[ACH icon]                             .    If you have not signed up for the
                                            ACH system on your application,
                                            please call CDC Nvest Funds at
                                            800-225-5478 for a Service Options
                                            Form.
                                       .    Call CDC Nvest Funds or visit
                                            www.cdcnvestfunds.com to request a
                                            redemption through this system.
                                       .    Proceeds (less any applicable CDSC)
                                            will generally arrive at your bank
                                            within three business days.

By Systematic Withdrawal Plan

                                       .    Please refer to the section entitled
                                            "Additional Investor Services" or
                                            call CDC Nvest Funds at 800-225-5478
                                            or your financial representative for
                                            information.
                                       .    Because withdrawal payments may have
                                            tax consequences, you should consult
[systematic icon]                           your tax adviser before establishing
                                            such a plan.


By Telephone
                                       .    You may receive your proceeds by
                                            mail, by wire or through ACH (see
                                            above).

                                       .    Call CDC Nvest Funds at 800-225-5478
                                            to choose the method you wish to
[telephone icon]                            use to redeem your shares.

Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

 .    your address of record has been changed within the past 30 days;

 .    you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

 .    a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

 .    a financial representative or securities dealer;

 .    a federal savings bank, cooperative, or other type of bank;

 .    a savings and loan or other thrift institution;

 .    a credit union; or

 .    a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.


Seller (Account Type)           Requirements for Written Requests

Individual, joint, sole         .       The request must include the signatures
proprietorship,  UGMA/UTMA              of all persons authorized to sign,
(minor accounts)                        including title, if applicable.

                                .       Signature guarantee, if applicable (see
                                        above).

Corporate or association        .       The request must include the signatures
accounts                                of all persons authorized to sign,
                                        including title.

Owners or trustees of trust     .       The request must include the signatures
accounts                                of all trustees authorized to sign,
                                        including title.

                                .       If the names of the trustees are not
                                        registered on the account, please
                                        provide a copy of the trust document
                                        certified within the past 60 days.

                                .       Signature guarantee, if applicable (see
                                        above).

Joint tenancy whose co-tenants  .       The request must include the signatures
are deceased                            of all surviving tenants of the account.

                                .       Copy of the death certificate.

                                . Signature guarantee if proceeds check is issued to other than the surviving tenants.

Power of Attorney (POA)         .       The request must include the signatures
                                        of the attorney-in-fact, indicating such title.

                                .       A signature guarantee.

                                .       Certified copy of the POA document
                                        stating it is still in full force and
                                        effect, specifying the exact Fund and
                                        account number, and certified within 30
                                        days of receipt of instructions.*

Qualified retirement benefit    .       The request must include the signatures
plans (except CDC Nvest                 of all those authorized to sign,
Funds prototype documents)              including title.

                                .       Signature guarantee, if applicable (see
                                        above).

Executors of estates,           .       The request must include the signatures
administrators, guardians,              of all those authorized to sign,
conservators                            including capacity.

                                .       A signature guarantee.

                                . Certified copy of court document where signer derives authority, e.g.: Letters of Administration, Conservatorship and Letters Testamentary.*

Individual Retirement Accounts  .       Additional documentation and
                                        distribution forms are required.

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services
Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction

 .    The Fund may suspend the right of redemption or postpone payment for more than 7 days:

 .    The Fund reserves the right to suspend account services or refuse transaction requests:

 .    The Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:

 .    The Fund may withhold redemption proceeds until the check or funds have cleared:

Situation

 .    When the New York Stock Exchange (the "Exchange") is closed (other than a weekend/holiday)

 .    During an emergency

 .    Any other period permitted by the SEC

 .    With a notice of a dispute between registered owners

 .    With suspicion/evidence of a fraudulent act

 .    When it is detrimental for the Fund to make cash payments as determined in the sole discretion of the Adviser or subadviser

 .    When redemptions are made within 10 calendar days the check or funds have cleared: of purchase by check or ACH of the shares being redeemed


Telephone redemptions are not accepted for tax-qualified retirement accounts.

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

The Fund recommends that certificates be sent by registered mail.

Small Account Redemption

When the Fund account falls below a set minimum (currently $1,000 as set by the Board of Trustees), the Fund may close your account and send you the proceeds. You will have 60 days after being notified of the Fund's intention to close your account to increase its amount to the set minimum. This does not apply to certain qualified retirement plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.

Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value = Total market value of securities + Cash and other assets -
                  Liabilities
                  ---------------------------------------------------------
                   Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

 .    A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Fund shares will not be priced on the days on which the Exchange is closed for trading.

 .    The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

 .    Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

 .    A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement pursuant to which it may accept orders after 5:00 p.m., but not later than 8:00 p.m.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."


Generally, Fund securities are valued as follows:

Equity securities -- most recent sales or quoted bid price or as provided by a pricing service if a sales or quoted bid price is unavailable.

Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

Securities traded on foreign exchanges -- most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Board of Trustees at the close of regular trading on the Exchange.

Options -- last sale price, or if not available, last offering price.

Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Board of Trustees.

All other securities -- fair market value as determined by the adviser or subadviser of the Fund under the direction of the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services
Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

-----------------------------------------------------------------------------------------------------------------------
                                                Dividend Payment Schedule
                Annually                              Semi-Annually                             Quarterly
-----------------------------------------------------------------------------------------------------------------------
             Capital Growth                         Growth and Income                            Balanced
                 Growth                                                                      Large Cap Value
               Mid Cap Growth                                                                (formerly Equity Income)
                   Select
                Bullseye                                                                     AEW Real Estate
          International Equity
-----------------------------------------------------------------------------------------------------------------------

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

 .    Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

 .    Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

 .    Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan CDC Nvest Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions derived from short-term capital gains or investment income are taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).

The Funds' investments in foreign securities may be subject to foreign withholding taxes. In that case, the Funds' yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Funds' investments in foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.

Dividends derived from interest on securities issued by the U.S. Government or its agencies or instrumentalities may be exempt from state and local income taxes. AEW Real Estate Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including the AEW Real Estate, Growth and Mid Cap Growth Funds) would be reduced by any corporate taxes payable by the REIT.

Any gain resulting from the sale of your Fund (or on an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) will generally be subject to federal income tax.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis.The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services
Additional Investor Services


Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include confirmation statements, quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive; speed up the availability of your documents; and lower expenses to your fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.


* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.

Fund Performance
----------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available upon request.

CDC Nvest Capital Growth Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Class A                                          Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                            Year Ended December 31,                          Year Ended December 31,
                                1996      1997       1998      1999       2000       1996    1997       1998      1999      2000
Net Asset Value,
  Beginning of the Year      $  18.41  $  19.27   $  19.95  $  20.67   $  22.86    $ 18.09  $ 18.74   $ 19.10    $ 19.37  $ 21.06
                             --------  --------   --------  --------   --------    -------  -------   -------    -------  -------

Income From Investment
 Operations
Net Investment Income
 (Loss) (b)                     (0.14)    (0.18)     (0.13)    (0.13)     (0.18)     (0.28)   (0.32)    (0.27)     (0.27)   (0.32)
Net Realized and Unrealized
  Gain (Loss) on
   Investments                   3.22      3.43       5.18      5.05      (4.14)      3.15     3.25      4.87       4.69    (3.77)
                             --------  --------   --------  --------   --------    -------  -------   -------    -------  -------
Total From Investment
 Operations                      3.08      3.25       5.05      4.92      (4.32)      2.87     2.93      4.60       4.42    (4.09)
                             --------  --------   --------  --------   --------    -------  -------   -------    -------  -------

Less Distributions
Distributions From Net
 Realized
  Capital Gains                 (2.22)    (2.57)     (4.33)    (2.73)     (3.50)     (2.22)   (2.57)    (4.33)     (2.73)   (3.50)
Distributions In Excess Of
  Realized Gain On
   Investments                   0.00      0.00       0.00      0.00       0.00(d)    0.00     0.00      0.00       0.00     0.00(d)
                             --------  --------   --------  --------   --------    -------  -------   -------    -------  -------
Total Distributions             (2.22)    (2.57)     (4.33)    (2.73)     (3.50)     (2.22)   (2.57)    (4.33)     (2.73)   (3.50)
                             --------  --------   --------  --------   --------    -------  -------   -------    -------  -------
Net Asset Value, End of
  the Year                   $  19.27  $  19.95   $  20.67  $  22.86   $  15.04    $ 18.74  $ 19.10   $ 19.37    $ 21.06  $ 13.47
                             ========  ========   ========  ========   ========    =======  =======   =======    =======  =======

Total Return (%) (a)             17.1      17.2       29.0      24.7      (19.5)      16.2     15.9      28.2       23.8    (20.1)
Ratios/Supplemental Data
Ratio of Operating Expenses
  to Average Net Assets (%)      1.50      1.45       1.46      1.39       1.40       2.25     2.20      2.21       2.14     2.15
Ratio of Operating Expenses
  to Average Net Assets
  After Expense
  Reductions (%)                 1.50      1.45       1.46      1.39       1.37(c)    2.25     2.20      2.21       2.14     2.12(c)
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets (%)                (0.71)    (0.87)     (0.62)    (0.61)     (0.80)     (1.46)   (1.62)    (1.37)     (1.36)   (1.55)
Portfolio Turnover Rate (%)        74        48        136       124        118         74       48       136        124      118
Net Assets, End of Year
 (000)                       $141,326  $149,734   $175,511  $200,821   $143,425    $37,439  $45,546   $57,796    $74,774  $56,884
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                           Class C
-----------------------------------------------------------------------------------------
                                                    Year Ended December 31,
                                        1996       1997      1998      1999      2000
Net Asset Value,
  Beginning of the Year                $18.08    $18.74     $19.11    $19.37    $21.06
                                       ------    ------     ------    ------    ------

Income From Investment
 Operations
Net Investment Income
 (Loss) (b)                             (0.28)    (0.34)     (0.27)    (0.27)    (0.32)
Net Realized and Unrealized
  Gain (Loss) on
   Investments                           3.16      3.28       4.86      4.69     (3.77)
                                       ------    ------     ------    ------    ------
Total From Investment
 Operations                              2.88      2.94       4.59      4.42     (4.09)
                                       ------    ------     ------    ------    ------

Less Distributions
Distributions From Net
 Realized
  Capital Gains                         (2.22)    (2.57)     (4.33)    (2.73)    (3.50)
Distributions In Excess Of
  Realized Gain On
   Investments                           0.00      0.00       0.00      0.00      0.00(d)
                                       ------    ------     ------    ------    ------
Total Distributions                     (2.22)    (2.57)     (4.33)    (2.73)    (3.50)
                                       ------    ------     ------    ------    ------

Net Asset Value, End of
 the Year                              $18.74    $19.11     $19.37    $21.06    $13.47
                                       ======    ======     ======    ======    ======

Total Return (%) (a)                     16.2      15.9       28.1      23.8     (20.1)
Ratios/Supplemental Data
Ratio of Operating Expenses
  to Average Net Assets (%)              2.25      2.20       2.21      2.14      2.15
Ratio of Operating Expenses
  to Average Net Assets After
  Expense Reductions (%)                 2.25      2.20       2.21      2.14      2.12(c)
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets (%)                        (1.46)    (1.62)     (1.37)    (1.36)    (1.55)
Portfolio Turnover Rate (%)                74        48        136       124       118
Net Assets, End of Year
 (000)                                 $  504    $  979     $1,609    $3,110    $2,487
-----------------------------------------------------------------------------------------

The subadviser to the Fund prior to February 14, 1998 was Loomis, Sayles & Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations.
(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d)  Amount rounds to less than $0.01 per share.

Fund Performance
----------------

CDC Nvest Growth Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Class A                                Class B
                                                                                           February 28,
                                                                                             1997(a)
                                                                                             through
                                                          Year Ended December 31,          December 31,    Year Ended December 31,
                                                 1996    1997   1998       1999    2000     1997      1998       1999       2000
Net Asset
 Value, Beginning of the Period                 $10.55 $11.63  $10.41     $11.36  $11.00   $12.47    $10.32     $11.15     $10.67
                                                ------ ------  ------     ------  ------   ------    ------     ------     ------
Income From Investment Operations
Net Investment Income (Loss)                      0.04   0.01    0.08(b)    0.02    0.09(b) (0.07)    (0.00)(b)  (0.05)      0.01(b)
Net Realized and Unrealized Gain (Loss)
        on Investments                            2.07   2.79    3.00       1.57   (0.60)    1.94      2.95       1.52      (0.58)
                                                ------ ------  ------     ------  ------   ------    ------     ------     ------
Total From Investment Operations                  2.11   2.80    3.08       1.59   (0.51)    1.87      2.95       1.47      (0.57)
                                                ------ ------  ------     ------  ------   ------    ------     ------     ------
Less Distributions
Distributions From Net Investment Income         (0.04)  0.00   (0.10)      0.00   (0.06)    0.00     (0.06)      0.00      (0.01)
Distributions From Net Realized Gain
        on Investments                           (0.99) (4.02)  (1.32)     (1.95)  (0.62)   (4.02)    (1.32)     (1.95)     (0.62)
Distributions in Excess of Realized Gain
        on Investments                            0.00   0.00   (0.35)      0.00   (0.45)    0.00     (0.35)      0.00      (0.45)
Distributions from Return of Capital              0.00   0.00   (0.36)      0.00    0.00     0.00     (0.39)      0.00       0.00
                                                ------ ------  ------     ------  ------   ------    ------     ------     ------
Total Distributions                              (1.03) (4.02)  (2.13)     (1.95)  (1.13)   (4.02)    (2.12)     (1.95)     (1.08)
                                                ------ ------  ------     ------  ------   ------    ------     ------     ------
Net Asset Value, End of the Period              $11.63 $10.41  $11.36     $11.00  $ 9.36   $10.32    $11.15     $10.67     $ 9.02
                                                ====== ======  ======     ======  ======   ======    ======     ======     ======
Total Return (%)(c)                               20.9   23.5    33.4       15.2    (4.6)    14.4      32.4       14.4       (5.2)
Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)                 1.18   1.12    1.12       1.12    1.18     1.87(d)   1.87       1.87       1.93
Ratio of Operating Expenses to Average
        Net Assets After Expense Reductions(%)    1.18   1.12    1.12       1.12    1.16(e)  1.87(d)   1.87       1.87       1.91(e)
Ratio of Net Investment Income
        to Average Net Assets (%)                 0.33   0.08    0.74       0.23    0.83    (0.67)(d) (0.01)     (0.52)      0.08
Portfolio Turnover Rate (%)                        199    214     202        206     266      214       202        206        266
Net Assets, End of Period (000,000)             $1,297 $1,460  $1,825     $1,871  $1,414   $   18    $   75    $   136     $  108
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

                                                                     Class C
                                                         September 1,
                                                             1998(a)
                                                            through         Years Ended
                                                         December 31,       December 31,
                                                              1998        1999       2000
Net Asset
 Value, Beginning of the Period                            $11.18      $11.15     $10.67
                                                           ------      ------     ------
Income From Investment Operations
Net Investment Income (Loss)                                (0.00)(b)   (0.05)      0.01(b)
Net Realized and Unrealized Gain (Loss)
        on Investments                                       2.09        1.52      (0.58)
                                                           ------      ------     ------
Total From Investment Operations                             2.09        1.47      (0.57)
                                                           ------      ------     ------
Less Distributions
Distributions From Net Investment Income                    (0.06)       0.00      (0.01)
Distributions From Net Realized Gain
        on Investments                                      (1.32)      (1.95)     (0.62)
Distributions in Excess of Realized Gain
        on Investments                                      (0.35)       0.00      (0.45)
Distributions from Return of Capital                        (0.39)       0.00       0.00
                                                           ------      ------     ------
Total Distributions                                         (2.12)      (1.95)     (1.08)
                                                           ------      ------     ------
Net Asset Value, End of the Period                         $11.15      $10.67     $ 9.02
                                                           ======      ======     ======
Total Return (%)(c)                                          22.2        14.4       (5.2)
Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)                            1.87(d)     1.87       1.93
Ratio of Operating Expenses to Average
        Net Assets After Expense Reductions(%)               1.87(d)     1.87       1.91(e)
Ratio of Net Investment Income
        to Average Net Assets (%)                           (0.01)(d)   (0.52)      0.08
Portfolio Turnover Rate (%)                                   202         206        266
Net Assets, End of Period (000,000)                         $   2       $   9     $    6
------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Per share net investment income (loss) has been calculated using thed average shares outstanding during the year.
(c) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(d)  Computed on an annualized basis.
(e) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

Fund Performance
----------------
CDC Nvest Growth and Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                Class A                                          Class B
                                         Year Ended December 31,                          Year Ended December 31,
                            1996     1997       1998       1999       2000        1996     1997        1998     1999      2000
Net Asset Value,
 Beginning of the Year   $  14.39  $  13.87    $ 15.35  $  16.57   $  15.33    $ 14.40  $ 13.87     $  15.28  $  16.37    $ 15.03
                         --------  --------    -------  --------   --------    -------  -------     --------  --------    -------
Income From Investment
  Operations
Net Investment Income
  (Loss)                     0.13      0.07(b)    0.04      0.08       0.01(b)    0.03    (0.05)(b)    (0.05)    (0.04)    (0.10)(b)
Net Realized and
 Unrealized Gain (Loss)
 on Investments              2.07      4.40       3.29      1.40      (1.09)      2.07     4.40         3.24      1.36      (1.07)
                         --------  --------    -------  --------   --------    -------  -------     --------  --------    -------
Total From Investment
  Operations                 2.20      4.47       3.33      1.48      (1.08)      2.10     4.35         3.19      1.32      (1.17)
                         --------  --------    -------  --------   --------    -------  -------     --------  --------    -------
Less Distributions
Distributions From Net
 Investment Income          (0.13)    (0.06)     (0.01)    (0.06)      0.00      (0.04)   (0.01)        0.00      0.00       0.00
Distributions From Net
 Realized Capital Gains     (2.59)    (2.93)     (2.10)    (2.66)     (0.46)     (2.59)   (2.93)       (2.10)    (2.66)     (0.46)
Distributions in Excess
 of Net Investment
 Income                      0.00      0.00       0.00      0.00(c)    0.00       0.00     0.00         0.00      0.00(c)    0.00
                         --------  --------    -------  --------   --------    -------  -------     --------  --------    -------
Total Distributions         (2.72)    (2.99)     (2.11)    (2.72)     (0.46)     (2.63)   (2.94)       (2.10)    (2.66)     (0.46)
                         --------  --------    -------  --------   --------    -------  -------     --------  --------    -------
Net Asset Value, End
 of the Year             $  13.87  $  15.35   $  16.57  $  15.33   $  13.79    $ 13.87  $ 15.28     $  16.37  $  15.03   $  13.40
                         ========  ========    =======  ========   ========    =======  =======     ========  ========    =======
Total Return (%)(a)          17.2      33.4       23.9       9.5       (7.3)      16.3     32.4         23.1       8.6       (8.1)
Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
 Net Assets (%)              1.30      1.25       1.23      1.21       1.31       2.05     2.00         1.98      1.96       2.06
Ratio of Operating
 Expenses to Average Net
 Assets After Expense
 Reductions (%)              1.30      1.25       1.23      1.21       1.28(d)    2.05     2.00         1.98      1.96       2.03(d)
Ratio of Net Investment
 Income to Average
 Net Assets (%)              0.92      0.46       0.33      0.48       0.04       0.17    (0.29)       (0.42)    (0.27)     (0.71)
Portfolio Turnover
 rate (%)                     127       103        114       133        139        127      103          114       133        139
Net Assets, End of
 Year (000)              $166,963  $220,912   $304,139  $375,676   $290,714    $46,856  $81,066     $153,369  $216,457   $165,767

--------------------------------------------------------------------------------------------
                                                          Class C
                                                   Year Ended December 31,
                                          1996    1997      1998     1999      2000
Net Asset Value,
 Beginning of the Year                   $14.39  $13.85    $15.28  $ 16.35   $15.01
                                         ------  ------    ------  -------   ------
Income From Investment
  Operations
Net Investment Income
  (Loss)                                   0.04   (0.05)(b) (0.04)   (0.04)   (0.10)(b)
Net Realized and
 Unrealized Gain (Loss)
 on Investments                            2.05    4.42      3.21     1.36    (1.07)
                                         ------  ------    ------  -------   ------
Total From Investment
  Operations                               2.09    4.37      3.17     1.32    (1.17)
                                         ------  ------    ------  -------   ------
Less Distributions
Distributions From Net
 Investment Income                        (0.04)  (0.01)     0.00     0.00     0.00
Distributions From Net
 Realized Capital Gains                   (2.59)  (2.93)    (2.10)   (2.66)   (0.46)
Distributions in Excess
 of Net Investment
 Income                                    0.00    0.00      0.00     0.00(c)  0.00
                                         ------  ------    ------  -------   ------
Total Distributions                       (2.63)  (2.94)    (2.10)   (2.66)   (0.46)
                                         ------  ------    ------  -------   ------
Net Asset Value, End
 of the Year                             $13.85  $15.28    $16.35  $ 15.01   $13.38
                                         ======  ======    ======  =======   ======
Total Return (%)(a)                        16.3    32.6      22.9      8.6     (8.1)
Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
 Net Assets (%)                            2.05    2.00      1.98     1.96     2.06
Ratio of Operating
 Expenses to Average Net
 Assets After Expense
 Reductions (%)                            2.05    2.00      1.98     1.96     2.03(d)
Ratio of Net Investment
 Income to Average
 Net Assets (%)                            0.17   (0.29)    (0.42)   (0.27)   (0.71)
Portfolio Turnover
 rate (%)                                   127     103       114      133      139
Net Assets, End of
 Year (000)                              $3,912  $6,735   $18,288  $26,983  $19,373
-----------------------------------------------------------------------------------------------------------------------------

(a) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations.
(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.
(c)  Amount is less than $0.01 per share.
(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

Fund Performance
----------------
CDC Nvest Balanced Fund

----------------------------------------------------------------------------------------------------
                                                                 Class A
                                                           Year Ended December 31,
                                               1996     1997       1998      1999       2000
Net Asset Value,
        Beginning of the Year               $  13.14  $  13.94   $  14.25  $  13.52   $  11.69
                                            --------  --------   --------  --------   --------
Income From Investment Operations
Net Investment Income                           0.38      0.33       0.33      0.32       0.23
Net Realized and Unrealized Gain
        (Loss)on Investments                    1.76      2.05       0.74     (0.82)     (0.98)
                                            --------  --------   --------  --------   --------
Total From Investment Operations                2.14      2.38       1.07     (0.50)     (0.75)
                                            --------  --------   --------  --------   --------
Less Distributions
Distributions From Net
        Investment Income                      (0.39)    (0.33)     (0.32)    (0.32)     (0.24)
Distributions From Net Realized
        Capital Gains                          (0.95)    (1.74)     (1.48)    (1.01)      0.00(c)
                                            --------  --------   --------  --------   --------
Total Distributions                            (1.34)    (2.07)     (1.80)    (1.33)     (0.24)
                                            --------  --------   --------  --------   --------
Net Asset Value, End of the Year            $  13.94  $  14.25   $  13.52  $  11.69   $  10.70
                                            ========  ========   ========  ========   ========

Total Return (%)(a)                             17.1      17.5        8.2      (3.8)      (6.4)
Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)               1.33      1.29       1.30      1.33       1.56
Ratio of Operating Expenses
        to Average Net Assets
        After Expense Reductions (%)            1.33      1.29       1.30      1.33       1.52(b)
Ratio of Net Investment Income
        to Average Net Assets (%)               2.79      2.25       2.25      2.30       2.08
Portfolio Turnover Rate (%)                       70        69         81        61        133
Net Assets, End of the Year (000)           $219,626  $233,421   $222,866  $167,943   $100,993
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                                  Class B
                                                           Year Ended December 31,
                                              1996      1997       1998       1999       2000
Net Asset Value,
        Beginning of the Year               $  13.08  $  13.86   $  14.15   $  13.40   $  11.58
                                            --------  --------   --------   --------   --------
Income From Investment Operations
Net Investment Income                           0.29      0.23       0.21       0.21       0.16
Net Realized and Unrealized Gain
        (Loss)on Investments                    1.74      2.03       0.74      (0.80)     (0.99)
                                            --------  --------   --------   --------   --------
Total From Investment Operations                2.03      2.26       0.95      (0.59)     (0.83)
                                            --------  --------   --------   --------   --------
Less Distributions
Distributions From Net
        Investment Income                      (0.30)    (0.23)     (0.22)     (0.22)     (0.07)
Distributions From Net Realized
        Capital Gains                          (0.95)    (1.74)     (1.48)     (1.01)      0.00(c)
                                            --------  --------   --------   --------   --------
Total Distributions                            (1.25)    (1.97)     (1.70)     (1.23)     (0.07)
                                            --------  --------   --------   --------   --------
Net Asset Value, End of the Year            $  13.86  $  14.15   $  13.40   $  11.58   $  10.68
                                            ========  ========   ========   ========   ========

Total Return (%)(a)                             16.3      16.7        7.3       (4.4)      (7.2)
Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)               2.08      2.04       2.05       2.08       2.31
Ratio of Operating Expenses
        to Average Net Assets
        After Expense Reductions (%)            2.08      2.04       2.05       2.08       2.27(b)
Ratio of Net Investment Income
        to Average Net Assets (%)               2.04      1.50       1.50       1.55       1.33
Portfolio Turnover Rate (%)                       70        69         81         61        133
Net Assets, End of the Year (000)           $ 58,367  $ 76,558   $ 84,255   $ 65,942   $ 39,548
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                                Class C
                                                        Year Ended December 31,
                                             1996       1997       1998       1999       2000
Net Asset Value,
        Beginning of the Year              $  13.05   $  13.82   $  14.10   $  13.35   $  11.53
                                           --------   --------   --------   --------   --------
Income From Investment Operations
Net Investment Income                          0.29       0.23       0.21       0.21       0.16
Net Realized and Unrealized Gain
        (Loss)on Investments                   1.73       2.02       0.74      (0.80)     (0.99)
                                           --------   --------   --------   --------   --------
Total From Investment Operations               2.02       2.25       0.95      (0.59)     (0.83)
                                           --------   --------   --------   --------   --------
Less Distributions
Distributions From Net
        Investment Income                     (0.30)     (0.23)     (0.22)     (0.22)     (0.07)
Distributions From Net Realized
        Capital Gains                         (0.95)     (1.74)     (1.48)     (1.01)      0.00(c)
                                           --------   --------   --------   --------   --------
Total Distributions                           (1.25)     (1.97)     (1.70)     (1.23)     (0.07)
                                           --------   --------   --------   --------   --------
Net Asset Value, End of the Year           $  13.82   $  14.10   $  13.35   $  11.53   $  10.63
                                           ========   ========   ========   ========   ========

Total Return (%)(a)                            16.2       16.6        7.3       (4.5)      (7.2)
Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)              2.08       2.04       2.05       2.08       2.31
Ratio of Operating Expenses
        to Average Net Assets
        After Expense Reductions (%)           2.08       2.04       2.05       2.08       2.27(b)
Ratio of Net Investment Income
        to Average Net Assets (%)              2.04       1.50       1.50       1.55       1.33
Portfolio Turnover Rate (%)                      70         69         81         61        133
Net Assets, End of the Year (000)          $  2,538   $  4,596   $  5,480   $  4,454   $  2,022
----------------------------------------------------------------------------------------------------

(a) A sales charge for Class A and C shares and a contingent delivered sales charge for Class B and C shares are not reflected in total return calculations.
(b) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are sued to reduce operating expenses of the Fund.
(c) Amount rounds to less than $0.01 per share.

Fund Performance
-----------------
Nvest Large Cap Value Fund

                                                         Class A
                                                   Year Ended December 31,
                                           1996         1997         1998             1999            2000
Net Asset Value,
   Beginning of the Period          $      12.86 $       15.15 $       17.59    $       17.62    $      17.16
                                    ------------ ------------- -------------    -------------    ------------

Income From Investment Operations

Net Investment Income                       0.31          0.25          0.26(b)          0.17            0.16(b)
Net Realized and Unrealized
  Gains on Investments                      3.11          3.15          0.20(c)         (0.51)           1.37
                                            ----          ----          ----            -----            ----
Total From Investment
  Operations                                3.42          3.40          0.46            (0.34)           1.53
                                            ----          ----          ----            -----            ----
Less Distributions

Distributions From Net
  Investment Income                        (0.30)        (0.26)        (0.26)           (0.12)          (0.20)
Distributions From Net
  Realized Capital Gains                   (0.83)        (0.70)        (0.17)           (0.00)(f)        0.00
                                           -----         -----         -----            -----            ----
Total Distributions                        (1.13)        (0.96)        (0.43)           (0.12)          (0.20)
                                           -----         -----         -----            -----           -----
Net Asset Value, End of Period      $      15.15 $       17.59 $       17.62    $       17.16    $      18.49
                                    ============ ============= =============    =============    ============


Total Return (%)(d)                        26.6          22.6           2.7             (1.9)            9.0
Ratios/Supplemental Data
Ratio of Operating Expenses
  to Average Net Assets (%)(g)             1.50          1.50          1.50             1.50            1.50
Ratio of Operating Expenses
  to Average Net Assets After
   Expense Reductions(%)(g)                1.50          1.50          1.50             1.50            1.47(h)
Ratio of Net Investment Income
  to Average Net Assets (%)                2.06          1.76          1.48             0.94            0.96
Portfolio Turnover Rate (%)                  45            33            61               93              31
Net Assets, End of Period (000)     $     2,613  $     14,681  $     17,839     $     11,291     $     8,510

                                                         Class B
                                   September 15(a),
                                     1997 through                    Year Ended
                                     December 31,                    December 31,
                                        1997             1998            1999             2000
Net Asset Value,
   Beginning of the Period          $      17.06    $       17.59    $      17.6     $      17.10
                                    ------------    -------------    -----------     ------------
Income From Investment Operations

Net Investment Income                       0.03             0.13(b)         0.03            0.04(b)
Net Realized and Unrealized
  Gains on Investments                      0.60             0.20(c)        (0.50)           1.35
                                            ----             ----           -----            ----
Total From Investment
  Operations                                0.63             0.33           (0.47)           1.39
                                            ----             ----           -----            ----
Less Distributions

Distributions From Net
  Investment Income                        (0.04)           (0.13)          (0.05)          (0.03)
Distributions From Net
  Realized Capital Gains                   (0.06)           (0.17)          (0.00)(f)        0.00
                                           -----            -----           -----            ----
Total Distributions                        (0.10)           (0.30)          (0.05)          (0.03)
                                           -----            -----           -----           -----
Net Asset Value, End of Period      $      17.59    $       17.62    $       17.1     $     18.46
                                    ============    =============    ============     ============


Total Return (%)(d)                         3.7              2.0            (2.7)             8.2
Ratios/Supplemental Data
Ratio of Operating Expenses
  to Average Net Assets (%)(g)             2.25(e)          2.25            2.25             2.25
Ratio of Operating Expenses
  to Average Net Assets After
   Expense Reductions(%)(g)                2.25(e)          2.25            2.25             2.22(h)
Ratio of Net Investment Income
  to Average Net Assets (%)                1.01(e)          0.73            0.19             0.21
Portfolio Turnover Rate (%)                  33               61              93               31
Net Assets, End of Period (000)     $     9,375     $     16,623     $     9,643      $     7,839

                                                          Class C
                                   September 15(a),
                                    1997 through                    Year Ended
                                    December 31,                    December 31,
                                         1997           1998            1999           2000
Net Asset Value,
   Beginning of the Period         $      17.06    $      17.59    $      17.63    $    17.11
                                   ------------    ------------    ------------    ----------
Income From Investment Operations

Net Investment Income                      0.03            0.13(b)         0.03          0.04(b)
Net Realized and Unrealized
  Gains on Investments                     0.60            0.21(c)        (0.50)         1.36
                                           ----            ----           -----          ----
Total From Investment
  Operations                               0.63            0.34           (0.47)         1.40
                                           ----            ----           -----          ----
Less Distributions

Distributions From Net
  Investment Income                       (0.04)          (0.13)          (0.05)        (0.03)
Distributions From Net
  Realized Capital Gains                  (0.06)          (0.17)          (0.00)(f)      0.00
                                          -----           -----           -----          ----
Total Distributions                       (0.10)          (0.30)          (0.05)        (0.03)
                                          -----           -----           -----         -----
Net Asset Value, End of Period      $     17.59      $    17.63      $    17.11     $   18.48
                                    ============     ============    ==========     ==========


Total Return (%)(d)                         3.7             2.0            (2.7)          8.2
Ratios/Supplemental Data
Ratio of Operating Expenses
  to Average Net Assets (%)(g)             2.25(e)         2.25            2.25          2.25
Ratio of Operating Expenses
  to Average Net Assets After
   Expense Reductions(%)(g)                2.25(e)         2.25            2.25          2.22(h)
Ratio of Net Investment Income
  to Average Net Assets (%)                1.01(e)         0.73            0.19          0.21
Portfolio Turnover Rate (%)                  33              61              93            31
Net Assets, End of Period (000)       $   1,596       $   2,101      $    1,336     $     799


The subadviser to the Fund prior to June 1, 1999 was Loomis, Sayles & Company, L.P. Effective June 1, 1999 Vaughn, Nelson, Scarborough & McCullough, L.P. became the subadviser.

(a)  Commencement of Operations.
(b) Per share net investment income has been calculated using the average shares outstanding during the year.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/loss on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(e)  Computed on an annualized basis.
(f)  Amount is less than $0.01.
(g) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher (h) The Fund has entered into agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(h) The Fund has entered into agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

Fund Performance
CDC Nvest AEW Real Estate Fund

                                                 Class A                          Class B                      Class C
                                            For the Period                   For the Period                 For the Period
                                          December 29, 2000 (a)            December 29, 2000 (a)         December 29, 2000 (a)
                                                through                          through                       through
                                           January 31, 2001                 January 31, 2001               January 31, 2001

Net Asset Value, Beginning of the Period          $10.58                           $10.58                         $10.58
                                                  ------                           ------                         ------
Income From Investment Operations
Net Investment Income (Loss) (c)                    0.02                             0.02                           0.02
Net Realized and Unrealized
     Gain (Loss) on Investments                    (0.11)(f)                        (0.11)(f)                      (0.11)
                                                  ------                           ------                         ------
Total From Investment Operations                   (0.09)                           (0.09)                         (0.09)
                                                  ------                           ------                         ------
Less Distributions
Dividends From Net Investment Income                0.00                             0.00                           0.00
Distributions in Excesss of
     Net Investment Income                          0.00                             0.00                           0.00
                                                  ------                           ------                         ------
Total Distributions                                 0.00                             0.00                           0.00
                                                  ------                           ------                         ------
Net Asset Value, End of the Period                $10.49                           $10.49                         $10.49
                                                  ======                           ======                         ======
 Total Return (%) (b)                              (0.9)                            (0.9)                          (0.9)
Ratios/Supplemental Data
Ratio of Operating Expenses to
     Average Net Assets (%) (d)(e)                  1.50                             2.25                           2.25
Ratio of Net Investment Income (Loss) to
     Average Net Assets (%) (d)                     2.30                             2.14                           1.79
Portfolio Turnover Rate (%)                           12                               12                             12
Net Assets, End of the Period (000)               $  820                           $   87                         $   44

     (a)  Commencement of operations.
     (b) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations.
     (c) Per share net investment income has been calculated using the average shares outstanding during the period.
     (d)  Computed on an annualized basis for periods less than one year.
     (e) The adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
     (f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.

Fund Performance
----------------
CDC Nvest Bullseye Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A                   Class B                       Class C
                                     March 31, 1998(a)              March 31, 1998(a)            March 31, 1998(a)
                                          through        Year Ended     through      Year Ended       through        Year Ended
                                        December 31,    December 31,  December 31,   December 31,   December 31,     December 31,
                                            1998       1999     2000     1998       1999    2000       1998        1999    2000
Net Asset Value, Beginning of the Period  $ 12.50    $ 12.65  $ 17.29  $ 12.50    $ 12.60  $ 17.10   $  12.50     $12.59  $17.09
                                          -------    -------  -------  -------    -------  -------   --------     ------  ------
Income From Investment Operations
Net Investment Income (Loss) (b)            (0.02)     (0.09)   (0.12)   (0.08)     (0.19)   (0.24)     (0.08)     (0.18)  (0.24)
Net Realized and Unrealized
        Gain (Loss)on Investments            0.17       4.73    (1.55)    0.18       4.69    (1.52)      0.17       4.68   (1.51)
                                          -------    -------  -------  -------    -------  -------   --------     ------  ------
Total From Investment Operations             0.15       4.64    (1.67)    0.10       4.50    (1.76)      0.09       4.50   (1.75)
                                          -------    -------  -------  -------    -------  -------   --------     ------  ------
Less Distributions
Dividends From Net Realized
        Capital Gains                        0.00       0.00    (4.64)    0.00       0.00    (4.64)      0.00       0.00   (4.64)
                                          -------    -------  -------  -------    -------  -------   --------     ------  ------
Total Distributions                          0.00       0.00    (4.64)    0.00       0.00    (4.64)      0.00       0.00   (4.64)
                                          -------    -------  -------  -------    -------  -------   --------     ------  ------
Net Asset Value, End of Period            $ 12.65    $ 17.29  $ 10.98  $ 12.60    $ 17.10  $ 10.70   $  12.59     $17.09  $10.70
                                          =======    =======  =======  =======    =======  =======   ========     ======  ======

Total Return (%)(c)                           1.2       36.7    (11.2)     0.8       35.7    (11.8)       0.7       35.7   (11.8)
Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)(e)         1.75(d)    1.75     1.75     2.50(d)    2.50     2.50       2.50(d)    2.50    2.50
Ratio of Operating Expenses
        to Average Net Assets
        After Expense Reductions (%)(e)      1.75(d)    1.75     1.74(f)  2.50(d)    2.50     2.49(f)    2.50(d)    2.50    2.49(f)
Ratio of Net Investment Income (Loss)
        to Average Net Assets (%)           (0.28)(d)  (0.71)   (0.76)   (1.03)(d)  (1.45)   (1.51)     (1.03)(d)  (1.45)  (1.51)
Portfolio Turnover Rate (%)                    68        138      265       68        138      265         68        138     265
Net Assets, End of the Period (000)       $ 9,653    $10,549  $ 8,453  $ 8,618     $9,774  $ 8,664   $  2,987     $2,218  $1,102
---------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Per share net investment loss has been calculated using the average shares outstanding during the period.
(c) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(d)  Computed on an annualized basis.
(e) The adviser and subadviser agreed to reimburse a portion of the Funds expenses during the period. Without these reimbursements, expense ratios would have been higher.
(f) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

Fund Performance
----------------
Nvest International Equity Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                         Class A                                      Class B
                                                 Year Ended December 31,                      Year Ended December 31,
                                       1996      1997     1998     1999      2000     1996     1997     1998     1999     2000
Net Asset Value,
Beginning of the Year                $ 16.13   $ 16.31  $ 14.06  $ 14.26   $ 25.39  $ 15.93  $ 16.00  $ 13.71  $ 13.98  $ 24.71
                                     -------   -------  -------  -------   -------  -------  -------  -------  -------  -------
Income From Investment Operations
Net Investment Income (Loss)(b)         0.02      0.09     0.15    (0.03)    (0.22)   (0.10)   (0.03)    0.04    (0.15)   (0.37)
Net Realized and Unrealized
        Gain (Loss) on Investments      0.51     (1.25)    0.77    12.31     (6.90)    0.50    (1.17)    0.75    12.01    (6.70)
                                     -------   -------  -------  -------   -------  -------  -------  -------  -------  -------
Total From Investment Operations        0.53     (1.16)    0.92     1.28     (7.12)    0.40    (1.20)    0.79    11.86    (7.07)
                                     -------   -------  -------  -------   -------  -------  -------  -------  -------  -------
Less Distributions
Distributions From Net
        Investment Income              (0.02)     0.00    (0.23)   (0.02)    (0.17)    0.00     0.00    (0.12)    0.00    (0.17)
Distributions in Excess of
        Net Investment Income           0.00      0.00    (0.21)    0.00      0.00     0.00     0.00    (0.12)    0.00     0.00
Distributions From Net
        Realized Capital Gains         (0.33)    (1.05)   (0.19)   (1.13)    (1.35)   (0.33)   (1.05)   (0.19)   (1.13)   (1.35)
Distributions in Excess of
        Net Realized Gains              0.00     (0.04)   (0.09)    0.00     (0.13)    0.00    (0.04)   (0.09)    0.00    (0.13)
                                     -------   -------  -------  -------   -------  -------  -------  -------  -------  -------
Total Distributions                    (0.35)    (1.09)   (0.72)   (1.15)    (1.65)   (0.33)   (1.09)   (0.52)   (1.13)   (1.65)
                                     -------   -------  -------  -------   -------  -------  -------  -------  -------  -------
Net Asset Value, End of the Year     $ 16.31   $ 14.06  $ 14.26  $ 25.39   $ 16.62  $ 16.00  $ 13.71  $ 13.98  $ 24.71  $ 15.99
                                     =======   =======  =======  =======   =======  =======  =======  =======  =======  =======
Total Return (%)(a)                      3.3      (7.6)     6.7     87.6     (28.6)     2.5     (8.0)     5.8     86.3    (29.2)
Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)(c)     1.75     1.75     1.91     2.00      1.96     2.50     2.50     2.66     2.75     2.71
Ratio of Net Investment Income
        (Loss) to Average
        Net Assets (%)                   0.14     0.62     1.04    (0.15)    (1.01)   (0.61)   (0.13)    0.29    (0.90)   (1.76)
Portfolio Turnover Rate (%)                59      154      105      229       212       59      154      105      229      212
Net Assets, End of the Year (000)    $109,773  $57,845  $47,444  $67,197   $54,826  $45,974  $25,216  $19,797  $29,045  $29,013

                                                           Class C
                                                    Year Ended December 31,
                                            1996     1997     1998     1999     2000
Net Asset Value,
Beginning of the Year                      $ 15.96  $ 16.03  $ 13.74  $ 14.02  $ 24.78
                                           -------  -------  -------  -------  -------
Income From Investment Operations
Net Investment Income (Loss)(b)              (0.10)   (0.03)    0.05    (0.15)   (0.34)
Net Realized and Unrealized
        Gain (Loss) on Investments            0.50    (1.17)    0.75    12.04    (6.74)
                                           -------  -------  -------  -------  -------
Total From Investment Operations              0.40    (1.20)    0.80    11.89    (7.08)
                                           -------  -------  -------  -------  -------
Less Distributions
Distributions From Net
        Investment Income                     0.00     0.00    (0.12)    0.00    (0.17)
Distributions in Excess of
        Net Investment Income                 0.00     0.00    (0.12)    0.00     0.00
Distributions From Net
        Realized Capital Gains               (0.33)   (1.05)   (0.19)   (1.13)   (1.35)
Distributions in Excess of
        Net Realized Gains                    0.00    (0.04)   (0.09)    0.00    (0.13)
                                           -------  -------  -------  -------  -------
Total Distributions                          (0.33)   (1.09)   (0.52)   (1.13)   (1.65)
                                           -------  -------  -------  -------  -------
Net Asset Value, End of the Year           $ 16.03  $ 13.74  $ 14.02  $ 24.78  $ 16.05
                                           =======  =======  =======  =======  =======
Total Return (%)(a)                            2.5     (8.0)     5.9     86.2    (29.1)
Ratios/Supplemental Data
Ratio of Operating Expenses
        to Average Net Assets (%)(c)          2.50     2.50     2.66     2.75     2.71
Ratio of Net Investment Income
        (Loss) to Average
        Net Assets (%)                       (0.61)   (0.13)    0.29    (0.90)   (1.76)
Portfolio Turnover Rate (%)                     59      154      105      229      212
Net Assets, End of the Year (000)          $   850  $   843  $   860  $ 1,267  $ 5,656

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.
(a) A sales charge for Class A and C shares and a contingent deferred sales charge for Class B and C shares are not reflected in total return calculations.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FFO Multiple - The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

 Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net asset value (NAV) -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value, or net asset value. Some firms use the inverse ratio for this calculation (i.e. book to price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e. earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield - The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                    Notes --

                                    Notes --

            If you would like more information about the Funds, the
             following documents are available free upon request:

        Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a
                    discussion of the market conditions and
               investment strategies that significantly affected
              the Fund's performance during its last fiscal year.
                     To reduce costs, we mail one copy per
                   household. For more copies call CDC IXIS
                  Asset Management Distributors, L.P. at the
                                 number below.

             Statement of Additional Information (SAI) -- Provides
              more detailed information about the Funds and their
                investment limitations and policies , has been
                  filed with the SEC and is incorporated into
                         this Prospectus by reference.

                  To order a free copy of a Fund's annual or
             semiannual report or its SAI, contact your financial
                       representative, or the Funds at:

                           CDC IXIS Asset Management
                              Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com

               Your financial representative or CDC Nvest Funds
         will also be happy to answer your questions or to provide any additional information that you may require.

            You can review and copy a Fund's reports and SAI at the Public Reference Room of the SEC in Washington, D.C. Text-only copies are available free from the Commission's Web site at: www.sec.gov.

             Copies of these publications are also available for a
              fee and information on the operation of the Public
                 Reference Room may be obtained by electronic
                                    request
          at the following e-mail address: publicinfo@sec.gov, or by
                              ------------------
           writing or calling the Public Reference Room of the SEC,
                          Washington, D.C. 20549-0102
                           Telephone: 1-202-942-8090

     CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the
          National Association of Securities Dealers, Inc. (NASD). As
                a service to investors, the NASD has asked that
            we inform you of the availability of a brochure on its
                Public Disclosure Program. The program provides
            access to information about securities firms and their
        representatives. Investors may obtain a copy by contacting the
              NASD at 800-289-9999 or by visiting their Web site
                               at www.NASDR.com.


                  (Investment Company Act File No. 811-4323)

                   (Investment Company Act File No. 811-242)

                  (Investment Company Act File No. 811-7345)

                  (Investment Company Act File No. 811-09945)

Nvest Funds/sm/
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------


                                   CDC Nvest

                         Equity Funds - Class Y Shares


                                       .
                                 CDC Nvest Growth Fund
                                         Capital Growth Management
                                         Limited Partnership
                                 CDC Nvest Growth and Income Fund
                                         Westpeak Investment Advisors, L.P.
                                 CDC Nvest Balanced Fund
                                         Loomis, Sayles & Company, L.P.
                                         Jurika & Voyles, L.P.
                                 CDC Nvest AEW Real Estate Fund
                                         AEW Management and Advisors, L.P.
                                 CDC Nvest International Equity Fund
                                         Loomis, Sayles & Company, L.P.

[photo]

                                  Prospectus
                                  May 1, 2001



                                 What's Inside

                           Goals, Strategies & Risks
                                    Page X

                             Fund Fees & Expenses
                                    Page X

                                Management Team
                                    Page X

                                 Fund Services
                                    Page X

                               Fund Performance
                                    Page X

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                                CDC Nvest Funds
               399 Boylston Street, Boston, Massachusetts 02116
                                 800-225-5478
                             www.cdcnvestfunds.com

Table of Contents

--------------------------------------------------------------------------------
GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------

CDC NVEST GROWTH FUND
CDC NVEST GROWTH AND INCOME FUND
CDC NVEST BALANCED FUND
CDC NVEST AEW REAL ESTATE FUND
CDC NVEST INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
FUND FEES & EXPENSES
--------------------------------------------------------------------------------

FUND FEES & EXPENSES

--------------------------------------------------------------------------------
MORE ABOUT RISK
--------------------------------------------------------------------------------

MORE ABOUT RISK

--------------------------------------------------------------------------------
MANAGEMENT TEAM
--------------------------------------------------------------------------------

MEET THE FUNDS' INVESTMENT ADVISERS AND SUBADVISERS
MEET THE FUNDS' PORTFOLIO MANAGERS

PAST PERFORMANCE INFORMATION

--------------------------------------------------------------------------------
FUND SERVICES
--------------------------------------------------------------------------------

IT'S EASY TO OPEN AN ACCOUNT
BUYING SHARES
SELLING SHARES
SELLING SHARES IN WRITING
EXCHANGING SHARES
RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES
HOW FUND SHARES ARE PRICED
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
COMPENSATION TO SECURITIES DEALERS

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

CDC NVEST GROWTH FUND
CDC NVEST GROWTH AND INCOME FUND
CDC NVEST BALANCED FUND
CDC NVEST AEW REAL ESTATE FUND
CDC NVEST INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
GLOSSARY OF TERMS
--------------------------------------------------------------------------------



If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

     Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks
-------------------------

CDC Nvest Growth Fund

                                  ----------------------------------------------
                                                     Fund Focus
                                  ----------------------------------------------
                                               Stability   Income     Growth
                                  ----------------------------------------------
                                  High                                   X
                                  ----------------------------------------------
                                  Mod.
                                  ----------------------------------------------
                                  Low              X          X
                                  ----------------------------------------------


Adviser:            Capital Growth Management Limited Partnership ("CGM")
Manager:            G. Kenneth Heebner
Category            Large-Cap Equity

        Ticker Symbol:                                              Class Y
                                                                    NEGYX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in a focused portfolio of equity securities. The Fund will generally invest in common stock of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

|X| well-established, with records of above-average growth

|X| promise of maintaining their leadership positions in their industries

|X| likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

 .    It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

 .    CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

 .    CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

 .    CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

 .        Invest in foreign securities.

 .    Invest in other investment companies.

 .    Invest in real estate investment trusts ("REITs").

 .    Invest a significant portion of its assets in a single sector.

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."


REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.

--------------------------------------------------------------------------------
                                  Total Return
   2000
  -4.23%
--------------------------------------------------------------------------------
(DELTA)  Highest Quarterly Return: Fourth Quarter 2000, up 4.05%
         Lowest Quarterly Return: Second Quarter 2000, down 7.07%

The table below shows the Fund's average annual total returns for the one-year, five-year and ten-year periods (or since the class' inception if shorter) compared to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper Inc., of the Morningstar Large-Cap Blend and Lipper Large-Cap Core Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large-Cap Blend Average and Lipper Large-Cap Core Average returns have been adjusted for these expenses but do not reflect any sales charges.

 -------------------------------------------------------------------
 Average Annual Total Returns            Past 1 Year  Since Class
 (for the periods ended December 31,                   Inception
 2000)
 -------------------------------------------------------------------
 CDC Nvest Growth Fund:                    -4.23%        3.32%
       Class Y (inception 6/30/99)
 -------------------------------------------------------------------
 S&P 500 Index                             -9.10%       -1.41%
 -------------------------------------------------------------------
 Morningstar Large-Cap Blend Average        5.47%        1.24%
 -------------------------------------------------------------------
 Lipper Large-Cap Core Average              1.32%        0.87%
 -------------------------------------------------------------------

                     Each index is calculated from 6/30/99.

     For actual past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
-------------------------

CDC Nvest Growth and Income Fund

                                        ----------------------------------------
                                                        Fund Focus
                                        ----------------------------------------
                                                  Stability    Income    Growth
                                        ----------------------------------------
                                        High                                X
                                        ----------------------------------------
                                        Mod.          X
                                        ----------------------------------------
                                        Low                       X
                                        ----------------------------------------

Adviser:            CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
                    Management Advisers")
Subadviser:         Westpeak Investment Advisors, L.P. ("Westpeak")
Manager:            Gerald H. Scriver
Category:           Large-Cap Equity

        Ticker Symbol:                                              Class Y
                                                                    NEOYX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large and mid-capitalization companies in any industry.

Westpeak constructs a portfolio of recognizable, large and mid-capitalization stocks that exhibit good relative value and reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead, based upon current and historical probabilities. At times, the portfolio may be biased toward value; at other times toward growth as determined by the characteristics Westpeak favors. The Fund's industry weightings will not vary significantly from the S&P 500 Index.

Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:

|X|      earnings-to-price

|X|      earnings growth

|X|      potential earnings surprises

|X|      book-to-price

In selecting investments for the Fund, Westpeak employs the following process:

 .    It starts with an initial universe of approximately 2,100 stocks of mainly large capitalization companies and eliminates stocks of companies below a $1.6 billion market capitalization threshold. This creates an overall universe of about 1,000 stocks.

 .    Next, it screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry-specific characteristics.

 .    All of the stocks are then screened using various Wall Street analysts'
     historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).

 .    The fundamental and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.

 .    The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

The desired result is a diversified portfolio of 75 to 150 stocks, with risk characteristics that approximate that of the benchmark, the S&P 500 Index, which Westpeak believes will produce the highest long-term returns consistent with the portfolio's risk parameters.

The Fund may also:

 .    Invest in foreign securities traded in U.S. markets (through American
     Depositary Receipts ("ADRs") or stocks sold in U.S. dollars).

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and under perform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on May 1, 1995.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.

--------------------------------------------------------------------------------
                                  Total Return
   1999         2000
   9.77%       -6.97%
--------------------------------------------------------------------------------
(DELTA)  Highest Quarterly Return: Second Quarter 1999, up 8.75%
         Lowest Quarterly Return: Third Quarter 1999, down 8.04%

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices of 500 selected stocks. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Large-Cap Value and Lipper Multi-Cap Core Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large-Cap Value Average and Lipper Multi-Cap Core Average returns have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------
Average Annual Total Returns                                      Since Class
(for the periods ended December 31, 2000)    Past 1 Year            Inception
--------------------------------------------------------------------------------
CDC Nvest Growth and Income Fund:               -6.97%                4.76%
      Class Y (inception 11/18/98)
--------------------------------------------------------------------------------
S&P 500 Index                                   -9.10%                7.54%
--------------------------------------------------------------------------------
Morningstar Large-Cap Value Average              5.47%                7.53%
--------------------------------------------------------------------------------
Lipper Multi-Cap Core Average                    8.86%                8.69%
--------------------------------------------------------------------------------

The S&P 500 Index is calculated from 11/18/98 and the Morningstar Large-Cap Value Average and the Lipper Multi-Cap Core Average are calculated from 11/30/98.

     For actual past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
-------------------------

CDC Nvest Balanced Fund

                                     -------------------------------------------
                                                      Fund Focus
                                     -------------------------------------------
                                                Stability    Income      Growth
                                     -------------------------------------------
                                     High
                                     -------------------------------------------
                                     Mod.           X           X           X
                                     -------------------------------------------
                                     Low
                                     -------------------------------------------

Adviser:              CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
                      Management Advisers")
Subadvisers:          Loomis, Sayles & Company, L.P. ("Loomis Sayles") and
                      Jurika & Voyles, L.P. ("Jurika & Voyles")
Managers:             Equity (Value Component): Nicholas E. Moore, Guy Elliffe,
                      Eric Hull (Jurika & Voyles) Equity (Growth Component):
                      Mark Baribeau, Pamela Czekanski, Richard Skaggs
                      (Loomis Sayles)
                      Fixed Income: John Hyll and Kurt Wagner (Loomis Sayles)
Category:             Large-Cap Equity

        Ticker Symbol:                                       Class Y
                                                             NEBYX

Investment Goal

The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

Principal Investment Strategies

The Fund principally invests in common stocks of quality, large to mid-market capitalization companies of any industry and investment grade bonds. Generally, the Fund will invest approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities, although these allocations may change from time to time, subject to the limits below. The Fund's equity securities are allocated equally between a growth and a value component. In managing their particular components, Jurika & Voyles and Loomis Sayles use a flexible approach to seek investments with the following characteristics, although not all of the companies selected will have these attributes:

Equity securities (growth or value component):

Jurika & Voyles (Equity-value component) seeks investments with: discounted price compared to Jurika & Voyles' estimation of its true value, sustainable competitive advantage, good growth prospects, predictable cash flows, and a record of creating shareholder value.

Loomis Sayles (Equity-growth component) seeks investments with: discounted price compared to its current value for future growth prospects, leading position within industry and superior earnings growth potential.


Fixed-income securities:

|X|      greater yield-to-maturity than appropriate benchmarks

|X|      maturities typically between 1 and 30 years

|X|      controlled duration variance compared to index

In order to maintain a balanced, flexible portfolio of investments, the Fund will always invest a minimum of 50% of its assets in equity securities and a minimum of 25% in fixed income securities. Loomis Sayles will recommend the Fund's asset allocation periodically as it deems appropriate. Net cash flow will be allocated in accordance with the asset allocation determinations and then the equity portion will be allocated equally to the growth and value components.

 .    For the value component, Jurika & Voyles selects stocks of companies that it believes are undervalued based upon their current operations and have the potential for future earnings growth. Using this value style, Jurika & Voyles generally will seek to invest in 45-60 medium and large capitalization companies. Typically the portfolio's forward price-to-earnings ratio will be at or below the market's, and the portfolio will have long-term growth estimates that are near or above the market. Jurika & Voyles will sell a stock when the price target or full valuation is achieved, a better opportunity is identified, a change occurs in the original investment, such as a merger or a regulatory change, or its fundamentals deteriorate.

 .    For the growth component, Loomis Sayles selects stocks from a universe of approximately 500 companies. Loomis Sayles then uses fundamental analysis to identify companies with leading market positions. Valuation analysis follows to find undervalued companies with positive growth catalysts. Portfolio construction then balances opportunities with risks to produce a portfolio of about 50 stocks. Loomis Sayles will sell a stock when its price objective has been attained, its fundamentals deteriorate or when more attractive opportunities are identified.

 .    Loomis Sayles selects bonds by placing a greater emphasis on security and sector selection than interest rate anticipation. They conduct extensive research and credit analysis of over 600 corporate issuers and assign each a proprietary rating. They combine these ratings with internal policy limitations to select bonds for the Fund. They will sell bonds depending on expected credit deterioration or when they identify other securities with better total returns going forward.

The Fund may also:

 .    Invest in foreign securities and related currency hedging transactions;
     Rule 144A securities; mortgage- and asset-backed securities; zero-coupon bonds; and when-issued securities.

 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.Value stocks present the risk that they may fall out of favor with investors and under perform growth stocks during any given period. Rule 144A securities may be more illiquid than other equity securities.

Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage- and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.


--------------------------------------------------------------------------------
                                  Total Return
   1995         1996        1997        1998        1999        2000
  26.84%       17.63%      18.12%      8.59%       -3.32%      -5.97%
------------ ----------- ----------- ----------- ----------- ----------- -------
(DELTA)  Highest Quarterly Return: Second Quarter 1997, up 10.33%
         Lowest Quarterly Return: Third Quarter 1999, down 8.48%

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of a blend of the S&P 500 Index and the Lehman Government/Corporate Bond Index ("S&P/Lehman G/C Blend"). This index is represented by a 65% weighting in the S&P 500 Index and a 35% weighting in the Lehman G/C Index. Indices are rebalanced to 65%/35% at the end of each year. The returns are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Domestic Hybrid and Lipper Balanced Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The S&P/Lehman G/C Blend returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Morningstar Domestic Hybrid Average and the Lipper Balanced Average returns have been adjusted for these expenses but do not reflect any sales charges.


------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                           Since Class
(for the periods ended December 31, 2000)            Past 1 Year     Past 5 Years       Inception
------------------------------------------------------------------------------------------------------
CDC Nvest Balanced Fund:                               -5.97%            6.52%            8.01%
      Class Y (inception 3/8/94)
------------------------------------------------------------------------------------------------------
S&P/Lehman G/C Blend                                   -1.77%           14.10%           15.33%
------------------------------------------------------------------------------------------------------
Morningstar Domestic Hybrid Average                     2.06%           10.90%           11.52%
------------------------------------------------------------------------------------------------------
Lipper Balanced Average                                 1.51%           11.39%           12.39%
------------------------------------------------------------------------------------------------------

           Each index is calculated from 03/31/94 for Class Y shares.

     For actual past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
-------------------------
CDC Nvest AEW Real Estate Fund


                                  ----------------------------------------------
                                                    Fund Focus
                                  ----------------------------------------------
                                              Stability    Income      Growth
                                  ----------------------------------------------
                                  High                        X
                                  ----------------------------------------------
                                  Mod.            X                         X
                                  ----------------------------------------------
                                  Low
                                  ----------------------------------------------




Adviser:            AEW Management and Advisors, L.P. ("AEW")
Manager:            Matthew A. Troxell
Category            Mid-Cap Equity


Investment Goal
The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 65% of its assets in publicly traded equity securities issued by real estate investment trusts ("REITs") or real estate-related companies. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its real estate, research and securities professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

 .        Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

 .        Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have overperformed.

 .        Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

 .        Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

The Fund may also hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

Principal Investment Risks

Equity securities: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalization of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

Performance
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

Goals, Strategies & Risks
-------------------------
CDC Nvest International Equity Fund

                                 -----------------------------------------------
                                                   Fund Focus
                                 -----------------------------------------------
                                             Stability    Income       Growth
                                 -----------------------------------------------
                                 High                                     X
                                 -----------------------------------------------
                                 Mod.
                                 -----------------------------------------------
                                 Low             X           X
                                 -----------------------------------------------

Adviser:            CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
                    Management Advisers")
Subadviser:         Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:           Alexander Muromcew, John Tribolet and Eswar Menon
Category:           International Equity

        Ticker Symbol:                                            Class Y
                                                                   NEIYX

Investment Goal

The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in equity securities of companies organized or headquartered outside of the United States. The Fund will hold securities from at least three different countries, including those within emerging markets. The Fund will focus on securities with large market capitalization but may invest in securities with any size capitalization.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.

Loomis Sayles uses a "No-Walls Decision MakingSM" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

The Fund may also:

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.
 .    Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio.


Foreign securities: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to February 14, 1997.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.


--------------------------------------------------------------------------------
                               Total Return
   1994      1995        1996        1997        1998        1999        2000
   8.93%    6.56%       3.95%       -6.74%      7.29%       88.61%     -28.16%
--------------------- ----------- ----------- ----------- ----------- ----------

     /\  Highest Quarterly Return: Fourth Quarter 1999, up 66.97%
     \/  Lowest Quarterly Return: Second Quarter 2000, down 15.47%

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index (" MSCI EAFE"), an arithmetical average of the performance of over 1,000 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Foreign Stock and Lipper International Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Morningstar Foreign Stock Average and the Lipper International Average returns have been adjusted for these expenses but do not reflect any sales charge.


---------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                         Since Class
(for the periods ended December 31, 2000)             Past 1 Year     Past 5 Year     Inception
---------------------------------------------------------------------------------------------------
CDC Nvest International Equity Fund:                    -28.16%          7.10%          7.07%
      Class Y (inception 9/9/93)
---------------------------------------------------------------------------------------------------
MSCI EAFE                                               -14.17%          7.13%          7.65%
---------------------------------------------------------------------------------------------------
Morningstar Foreign Stock Average                       -15.66%          9.43%          9.82%
---------------------------------------------------------------------------------------------------
Lipper International Average                            -15.60%          9.09%          8.80%
---------------------------------------------------------------------------------------------------

The MSCI EAFE Index is calculated from 9/19/93 and the Morningstar Foreign Stock Average and the Lipper International Average are calculated as of 9/30/90.

     For actual past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses
--------------------
Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                                    All Funds
                                                                     Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                       None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                                   None
--------------------------------------------------------------------------------
Redemption fees                                                        None*
--------------------------------------------------------------------------------

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

--------------------------------------------------------------------------------
                         CDC Nvest Growth Fund      CDC Nvest Growth and Income
                                                                Fund
--------------------------------------------------------------------------------
                               Class Y                       Class Y
--------------------------------------------------------------------------------
Management fees                 0.67%                         0.66%
--------------------------------------------------------------------------------
Distribution and/or             0.00%                         0.00%
service (12b-1) fees
--------------------------------------------------------------------------------
Other expenses                  0.18%                         0.21%
--------------------------------------------------------------------------------
Total annual fund               0.85%                         0.87%
operating expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        CDC Nvest Balanced Fund       CDC Nvest International
                                                            Equity Fund
--------------------------------------------------------------------------------
                                Class Y                       Class Y
--------------------------------------------------------------------------------
Management fees                  0.75%                         0.90%
--------------------------------------------------------------------------------
Distribution and/or              0.00%                         0.00%
service (12b-1) fees
--------------------------------------------------------------------------------
Other expenses                   0.27%                         0.49%
--------------------------------------------------------------------------------
Total annual fund                1.02%                         1.39%
operating expenses
--------------------------------------------------------------------------------

------------------------------------------------------
                       CDC Nvest AEW Real Estate Fund
------------------------------------------------------

---------------------- -------------------------------
Management fees        0.80%
------------------------------------------------------
Distribution and/or    0.00%
service (12b-1) fees
------------------------------------------------------
Other expenses*        1.15%
------------------------------------------------------
Total annual fund      1.95%
operating expenses
------------------------------------------------------
Fee waiver/Expense     0.70%
Reimbursement**
------------------------------------------------------
Net Expenses           1.25%
------------------------------------------------------


* Other expenses are based on estimated amounts for the current fiscal year. ** AEW has given a binding undertaking to the Fund to limit the amount of the Fund's total fund operating expenses to 1.25% of the Fund's average daily net assets. This binding undertaking will be in effect until May 31, 2002 and will be reevaluated on an annual basis thereafter.

Example


This example, which is based upon the expenses shown above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

     |_|  You invest $10,000 in a Fund for the time periods indicated;

     |_|  Your investment has a 5% return each year; and

     |_|  A Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
                    CDC Nvest Growth Fund          CDC Nvest Growth and Income
                                                               Fund
-------------------------------------------------------------------------------
                          Class Y                         Class Y
-------------------------------------------------------------------------------
1 year                                     $87                             $89
-------------------------------------------------------------------------------
3 years                                   $271                            $278
-------------------------------------------------------------------------------
5 years                                   $471                            $482
-------------------------------------------------------------------------------
10 years                                $1,049                          $1,073
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   CDC Nvest Balanced Fund        CDC Nvest International Equit
                                                               Fund
-------------------------------------------------------------------------------
                          Class Y                         Class Y
-------------------------------------------------------------------------------
1 year                                    $104                            $142
-------------------------------------------------------------------------------
3 years                                   $325                            $440
-------------------------------------------------------------------------------
5 years                                   $563                            $761
-------------------------------------------------------------------------------
10 years                                $1,248                          $1,669
-------------------------------------------------------------------------------




----------------------------------------------
               CDC Nvest AEW Real Estate Fund
----------------------------------------------
                          Class Y*
----------------------------------------------
1 year                      $127
----------------------------------------------

3 years                     $544
----------------------------------------------
* The example is based on the Net Expenses shown above for the 1-year period illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject by investing in various types of securities or engaging in various practices.

Correlation Risk (All Funds except AEW Real Estate Fund) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency Risk (All Funds except Growth and Income and AEW Real Estate Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (International Equity Fund) The risk associated with investing in securities traded in developing securities markets, which may be smaller and have shorter operating histories than developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Euro Conversion Risk (All Funds except Growth and Income and AEW Real Estate Funds) Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by a Fund.

Extension Risk (Balanced Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures and Swap Contracts Risks (All Funds except AEW Real Estate
Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (Balanced and AEW Real Estate Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (International Equity Fund) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than it can sell them for.

Management Team
---------------

Meet the Funds' Investment Advisers and Subadvisers

The CDC Nvest Funds family currently includes 28 mutual funds with a total of over $6 billion in assets under management as of December 31, 2000. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of CDC Nvest Equity Funds (the "Funds" or each a "Fund"), which along with CDC Nvest Income Funds, CDC Nvest Star Funds, Kobrick Funds, and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market
Funds."

CDC IXIS Asset Management Advisers, L.P.

CDC IXIS Asset Management Advisers (formerly Nvest Funds Management, L.P.), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except Growth Fund (for which CGM serves as adviser) and AEW Real Estate Fund (for which AEW serves as adviser). CDC IXIS Asset Management Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America") (formerly Nvest Companies, L.P.), which is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. As of December 31, 2000, CDC IXIS Asset Management North America's 17 principal subsidiary or affiliated asset management firms, collectively had $135 billion in assets under management. CDC IXIS Asset Management Advisers oversees, evaluates and monitors the subadvisory services provided to each Fund except Growth Fund and AEW Real Estate Fund. It also provides general business management and administration to each Fund except Growth Fund and AEW Real Estate Fund. CDC IXIS Asset Management Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below, CGM and AEW make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds (except Growth Fund and AEW Real Estate Fund) in 2000 as a percentage of each Fund's average daily net assets were 0.66% for Growth and Income Fund, 0.75% for Balanced Fund, and 0.90% for International Equity Fund.

Subadvisers

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to two components of the Balanced Fund and the International Equity Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $66 billion in assets under management as of December 31, 2000. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Westpeak, located at 1011 Walnut Street, Boulder, Colorado 80302, serves as subadviser to Growth and Income Fund. Westpeak is a subsidiary of CDC IXIS Asset Management North America. Founded in 1991, Westpeak has $9.8 billion in assets under management as of December 31, 2000.

Jurika & Voyles, located at Lake Merritt Plaza, 1999 Harrison, Suite 700, Oakland, California 94612, serves as subadviser to the Balanced Fund. Jurika & Voyles, founded in 1983, has discretionary management authority with respect to over $2 billion of assets as of December 31, 2000 for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charities, mutual funds and individuals. Jurika & Voyles is a subsidiary of CDC IXIS Asset Management North America.

Capital Growth Management Limited Partnership (Adviser)

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to Growth Fund since CGM's inception in 1989. It also serves as investment adviser to eight additional mutual funds and various institutional investors. CGM is an affiliate of CDC Asset Management North America and has $6.6 billion in assets under management as of December 31, 2000. In 2000, Growth Fund paid 0.67% of its average daily net assets to CGM in advisory fees.

AEW Management and Advisors, L.P. (Adviser)

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to AEW Real Estate Fund. AEW is a subsidiary of CDC Asset Management North America. Together with other AEW adviser affiliates,
AEW manages approximately $6 billion of client capital as of December 31, 2000.

AEW Real Estate Fund pays advisory fees at the annual rate of 0.80% of the first $500 million of the Fund's average daily net assets and 0.75% of such assets in excess of $500 million.

Subadvisory Agreements

Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC"), which permits CDC IXIS Asset Management Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Asset Management Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Asset Management Advisers, if approved by the Board of Trustees. Shareholders will be notified of any subadviser changes.

Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Asset Management Advisers, CGM, AEW or any of the subadvisers. In placing trades, any of the subadvisers will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team
---------------

Meet the Funds' Portfolio Managers

Mark B. Baribeau

Mark B. Baribeau has co-managed the growth component of the equity portion of Balanced Fund since March 2000. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He also serves as portfolio manager of Loomis Sayles Growth Fund. Mr. Baribeau, a Chartered Financial Analyst, received a M.A. from University of Maryland, a B.A. from University of Vermont and has 14 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed the growth component of the equity portion of Balanced Fund since March 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She also serves as a portfolio manager of Loomis Sayles Growth Fund. Ms. Czekanski, a Chartered Financial Analyst, received a B.A. from Middlebury College and has 16 years of investment experience.

Guy Elliffe

Guy Elliffe has managed the value component of the equity of Balanced Fund since March 2001. Mr. Elliffe, Senior Vice President, Principal and Director of Research of Jurika & Voyles, joined the company in 1995. Previously, he served as Managing Director of Equities at National Mutual Funds Management. He is also a Chartered Financial Analyst. Mr. Elliffe earned a B.A. (Hons) from the University of Otago (New Zealand) and a Certificate of Finance and Investment from the Institute of Actuaries in London and has over 20 years of investment experience.

G. Kenneth Heebner

G. Kenneth Heebner has managed Growth Fund since 1976. In 1989, Mr. Heebner co-founded and is currently senior portfolio manager of CGM. He is also a Chartered Financial Analyst. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School, and is a highly regarded 35 year veteran of the investment industry.

Eric Hull

Eric Hull has managed the value component of the equity portion of Balanced Fund since March 2001. Mr. Hull, Senior Vice President, Principal and Senior Research Analyst of Jurika & Voyles, joined the company in 1994. Prior to joining Jurika & Voyles, Mr. Hull held positions in both investment management and investment banking. Mr. Hull, a Chartered Financial Analyst, has a B.S. in Business Administration from the University of California at Berkeley and 15 years of investment experience.

John Hyll

John Hyll has served the fixed-income portion of Balanced Fund as co-manager from 1994 until August 1999 and as manager thereafter. He also serves as portfolio manager of Loomis Sayles Short Term Bond Fund. Mr. Hyll, Vice President of Loomis Sayles, joined the company in 1989. He received his B.A. and his M.B.A. from Baldwin-Wallace College and has over 17 years of investment experience.

Eswar Menon

Eswar Menon serves as co-portfolio manager for International Equity Fund, concentrating on emerging markets. He also co-manages the Loomis Sayles segment of Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and leads a team of managers responsible for the management of the International segment of the Loomis Sayles

Global Technology Fund. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management since 1995. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California, a B.S. from Indian Institute of Technology, Madras, India and has over 11 years of investment experience.

Nicholas E. Moore

Nicholas Moore has managed the value component of the equity portion of Balanced Fund since March 2001. Mr. Moore also manages the CDC Nvest Bullseye Fund. Mr. Moore, Vice President, Principal and Senior Research Analyst of Jurika & Voyles, joined the company in June 1998. Prior to joining Jurika & Voyles, Mr. Moore was a Vice President and Portfolio Manager at Orbitex Management during early 1998. Prior to that he served as Portfolio Manager for the Franklin Templeton Group from 1986 until January 1998. Mr. Moore has a B.A. from Menlo College in California and 15 years of investment experience.

Alexander Muromcew

Alexander Muromcew serves as co-portfolio manager for International Equity Fund, concentrating on Asian markets. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received an M.B.A. from Stanford University, a B.A. from Dartmouth College and has over 10 years of investment experience.

Gerald H. Scriver

Gerald Scriver has managed Growth and Income Fund since May 1995. He also manages the Westpeak segment of Nvest Star Value Fund. Mr. Scriver is the President and Chief Executive Officer of Westpeak Investment Advisors, which he founded in 1991. Mr. Scriver is a graduate of the State University of N.Y. at Buffalo and has over 35 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed the growth component of the equity portion of Balanced Fund since March 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the company in 1994. He also serves as a portfolio manager of Loomis Sayles Growth Fund. Mr. Skaggs, a Chartered Financial Analyst received a M.S.M. and a B.S. from Oakland University and has 13 years of investment experience.

John Tribolet

John Tribolet serves as co-portfolio manager for International Equity Fund, concentrating on European markets. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management since 1997. From 1995 to 1997 he was a full time MBA student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. He received his B.S. from Columbia University and has over 8 years of investment experience.

Matthew A. Troxell

Matthew A. Troxell has managed AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Prior to joining AEW, Mr. Troxell was a Vice President and Assistant to the President of Landmark Land Company, and an equity analyst at A.G. Becker Paribas. He holds the designation of Chartered Financial

Analyst (CFA) and is a member of the National Association of Real Estate Investment Trusts (NAREIT). Mr. Troxell earned a B.A. from Tufts University and has over 19 years of experience in investment analysis and portfolio management.

Kurt L. Wagner

Kurt L. Wagner has co-managed the fixed-income portion of Balanced Fund since May 2000. Mr. Wagner is Vice President and Portfolio Manager of Loomis Sayles. He began his investment career in 1978 and has been at Loomis Sayles since 1994. Mr. Wagner is also a Chartered Financial Analyst and Chartered Investment Counselor. He has an M.B.A. from the University of Chicago, a B.A. from Haverford College and 23 years investment experience.

Past Performance Information

Adviser - AEW

The account returns shown below represent composite returns derived from performance data furnished by AEW (the "AEW Composite") relating to all accounts managed by AEW Capital Management, L.P. with substantially similar investment objectives, strategies and policies as the CDC Nvest AEW Real Estate Fund (the "Accounts"). (AEW is a wholly-owned subsidiary of AEW Capital Management, L.P.) Matthew Troxell, CDC Nvest AEW Real Estate Fund's portfolio manager, has been the lead manager for the Accounts since July 1999.

The Accounts have not been subject to the same types of expenses to which the CDC Nvest AEW Real Estate Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act and the Internal Revenue Code. The Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. The information regarding the performance of the Accounts does not represent CDC Nvest AEW Real Estate Fund's performance. Such information should not be considered a prediction of the future performance of CDC Nvest AEW Real Estate Fund. CDC Nvest AEW Real Estate Fund commenced operations on September 1, 2000 and has a limited performance record.

The table below shows the average annual total return of the Accounts managed by AEW Capital Management, L.P. for the one-year period ending December 31, 2000 and for the period from July 1, 1999 until December 31, 2000. The Account returns are also compared against the Morgan Stanley REIT Index. The past performance data for the Accounts has been adjusted to reflect the management fees and other expenses actually paid by the Accounts and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest AEW Real Estate Fund will be higher than the fees and expenses paid by the Accounts. The performance of the Accounts would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest AEW Real Estate Fund.

Average Annual Total Return(1)
(for the period ended December 31, 2000)
--------------------------------------------------------------------------------
                                        1 Year                Since July 1, 1999
--------------------------------------------------------------------------------
           AEW Composite                31.00%                      13.84%
--------------------------------------------------------------------------------
     Morgan Stanley REIT Index          26.81%                      10.21%
--------------------------------------------------------------------------------

(1) The AEW Composite consists of all client accounts whose portfolios were managed by Matthew Troxell at AEW Capital Management, L.P. for the one-year period ending December 31, 2000 and for the period from July 1, 1999 until December 31, 2000 using investment policies and strategies substantially similar to those that are used to manage CDC Nvest AEW Real Estate Fund. The average annual total return for the Accounts was calculated using a time-weighted rate of return which differs in part from the prescribed formula used by mutual funds to calculate their returns. The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index. You cannot invest directly in an index.

Fund Services
-------------

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.   Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares:

     Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

     A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

     . Other mutual funds, endowments, foundations, bank trust departments or trust companies.

     There is no initial or subsequent investment minimum for:

     . Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

     . Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

     . Separate Accounts of New England Financial, MetLife or their affiliates.

     . Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Asset Management Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

     . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

     . Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

     . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y Shares.

CDC Nvest Funds Web Site

You may have access to your account 24 hours a day by visiting us online at www.cdcnvestfunds.com

Fund Services
Buying Shares

                                                   Opening an Account                    Adding to an Account

Through Your Investment Dealer
                                         .    Call your investment dealer            .     Call your investment dealer
                                              for information.                             for information.

By Mail
                                         .    Make out a check in U.S.               .     Make out a check in U.S.
                                              dollars for the investment                   dollars for the investment
                                              amount, payable to "CDC Nvest                amount, payable to "CDC Nvest
                                              Funds."  Third party checks and              Funds."  Third party checks and
                                              "starter" checks will not be                 "starter" checks will not be
                                              accepted.                                    accepted.
                                         .    Mail the check with your               .     Fill out the detachable
[envelope icon]                               completed application to CDC                 investment slip from an account
                                              Nvest Funds, P.O. Box 8551,                  statement.  If no slip is
                                              Boston, MA 02266-8551                        available, include with the
                                                                                           check a letter specifying the
                                                                                           Fund name, your class of shares,
                                                                                           your account number and the
                                                                                           registered account name(s). To
                                                                                           make investing even easier, you
                                                                                           can order more investment slips
                                                                                           by calling 800-225-5478.

By Exchange

                                         .    Obtain a current prospectus            .     Call your investment dealer
[exchange icon]                               for the Fund into which you are              or CDC Nvest Funds at
                                              exchanging by calling your                   800-225-5478 or visit
                                              investment dealer or CDC Nvest               www.cdcnvestfunds.com to
                                              Funds at 800-225-5478.                       request an exchange.
                                         .    Call your investment dealer            .     See the section entitled
                                              or CDC Nvest Funds to request an             "Exchanging Shares" for more
                                              exchange.                                    details.
                                         .    See the section entitled
                                              "Exchanging Shares" for more
                                              details.

By Wire
                                         .    Call CDC Nvest Funds at                .     Visit www.cdcnvestfunds.com
                                              800-225-5478 to obtain an                    to add shares to your account
                                              account number and wire transfer             by wire.
                                              instructions.  Your bank may
                                              charge you for such a transfer.
                                                                                      .    Instruct your bank to
[wire icon]                                                                                transfer funds to State Street
                                                                                           Bank & Trust Company, ABA#
                                                                                           011000028, and DDA # 99011538.
                                                                                      .    Specify the Fund name, your
                                                                                           class of shares, your account
                                                                                           number and the registered
                                                                                           account name(s). Your bank may
                                                                                           charge you for such

                                                                                              a transfer.

Through Automated Clearing House ("ACH")
                                         .    Ask your bank or credit                    .    Call CDC Nvest Funds at
                                              union whether it is a member of                 800-225-5478 or visit
                                              the ACH system.                                 www.cdcnvestfunds.com to add
                                                                                              shares to your account through
                                                                                              ACH.
                                         .    Complete the "Bank Information"            .    If you have not signed up
[ACH icon]                                    section on your account                         for the ACH system, please call
                                              application.                                    CDC Nvest Funds for a Service
                                                                                              Options Form.  A signature
                                                                                              guarantee may be required to
                                                                                              add this privilege.
                                         .    Mail your completed application to
                                              CDC Nvest Funds, P.O. Box 8551,
                                              Boston, MA 02266-8551.

Fund Services
-------------

Selling Shares
                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer
                                       .    Call your investment dealer for information.

By Mail
                                       .    Write a letter to request a
                                            redemption specifying the name of
                                            your Fund, your class of shares,
                                            your account number, the exact
                                            registered account name(s), the
                                            number of shares or the dollar
                                            amount to be redeemed and the method
                                            by which you wish to receive your
                                            proceeds. Additional materials may
                                            be required. See the section
                                            entitled "Selling Shares in
                                            Writing."
[envelope icon]                        .    The request must be signed
                                            by all of the owners of the shares
                                            and must include the capacity in
                                            which they are signing, if
                                            appropriate.
                                       .    Mail your request by regular mail to
                                            CDC Nvest Funds, P.O. Box 8551,
                                            Boston, MA 02266-8551 or by
                                            registered, express or certified
                                            mail to Nvest Funds, 66 Brooks
                                            Drive, Braintree, MA 02184.
                                       .    Your proceeds will be delivered by
                                            the method chosen in your letter. If
                                            you choose to have your proceeds
                                            delivered by mail, they will
                                            generally be mailed to you on the
                                            business day after the request is
                                            received in good order. You may also
                                            choose to redeem by wire or through
                                            ACH (see below).

By Exchange
                                       .    Obtain a current prospectus for the
                                            Fund into which you are exchanging
                                            by calling your investment dealer or
                                            CDC Nvest Funds at 800-225-5478.
[exchange icon]                        .    Call CDC Nvest Funds or visit
                                            www.cdcnvestfunds.com to request an
                                            exchange.
                                       .    See the section entitled "Exchanging
                                            Shares" for more details.

By Wire
                                       .    Fill out the "Bank Information"
                                            section on your account
                                            application.
[wire icon]                            .    Call CDC Nvest Funds at
                                            800-225-5478, visit
                                            www.cdcnvestfunds.com or indicate in
                                            your redemption request letter (see
                                            above) that you wish to have your
                                            proceeds wired to your bank.
                                       .    Proceeds will generally be wired on
                                            the next business day. A wire fee
                                            (currently $5.00) will be deducted
                                            from the proceeds.

Through Automated Clearing House
                                       .    Ask your bank or credit union
                                            whether it is a member of the ACH
                                            system.
                                       .    Complete the "Bank Information"
                                            section on your account
                                            application.
[ACH icon]                             .    If you have not signed
                                            up for the ACH system on your
                                            application, please call CDC Nvest
                                            Funds at 800-225-5478 for a Service
                                            Options Form.
                                       .    Call CDC Nvest Funds or visit
                                            www.cdcnvestfunds.com to request a
                                            redemption through this system.
                                       .    Proceeds will generally arrive at
                                            your bank within three business
                                            days.


By Telephone
                                       .    You may receive your proceeds by
                                            mail, by wire or through ACH (see
                                            above).

                                       .    Call CDC Nvest Funds at 800-225-5478
                                            to choose the method you wish to
[telephone icon]                            use to redeem your shares.

Fund Services
-------------

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

 .    your address of record has been changed within the past 30 days;

 .    you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

 .    a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

 .    a financial representative or securities dealer;
 .    a federal savings bank, cooperative, or other type of bank;
 .    a savings and loan or other thrift institution;
 .    a credit union; or
 .    a securities exchange or clearing agency.

Fund Services
-------------

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund which offers Class Y shares or for Class A shares of the Money Market Funds. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                                 Situation
 .    The Fund may suspend the right of redemption or        .    When the New York Stock Exchange (the "Exchange")
     postpone payment for more than 7 days:                      is closed (other than a weekend/holiday)
                                                            .    During an emergency
                                                            .    Any other period permitted by the SEC
 .    The Fund reserves the right to suspend account         .    With a notice of a dispute between registered
     services or refuse transaction requests:                    owners
                                                            .    With suspicion/evidence of a fraudulent act
 .    The Fund may pay the redemption price in whole         .    When it is detrimental for the Fund to make cash
     or in part by a distribution in kind of readily             payments as determined in the sole discretion of the
     marketable securities in lieu of cash or may take           up Adviser or subadviser
     to 7 days to pay a redemption request in order
     to raise capital:
---------------------------------------------------------------------------------------------------------------------
The Fund may withhold redemption proceeds until the         .    When redemptions are made within 10 calendar
check or funds have cleared:                                     days of purchase by check or ACH of the shares being
                                                                 redeemed

Telephone redemptions are not accepted for tax-qualified retirement accounts.

Small Account Redemption

When the Fund account falls below a set minimum (currently $1,000 as set by the Board of Trustees), the Fund may close your account and send you the proceeds. You will have 60 days after being notified of the Fund's intention to close your account to increase its amount to the set minimum. This does not apply to certain qualified retirement plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.

Fund Services
-------------

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  ----------------------------------------------------------------------
                  Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

 .    A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Fund shares will not be priced on the days on which the Exchange is closed for trading.

 .    The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

 .    Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

 .    A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement pursuant to which it may accept orders after 5:00 p.m., but not later than 8:00 p.m.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

Equity securities -- most recent sales or quoted bid price or as provided by a pricing service if a sales or quoted bid price is unavailable.

Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

Securities traded on foreign exchanges -- most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Board of Trustees at the close of regular trading on the Exchange.

Options -- last sale price, or if not available, last offering price.

Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Board of Trustees.

All other securities -- fair market value as determined by the adviser or subadviser of the Fund under the direction of the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services
-------------

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than long-term capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

--------------------------------------------------------------------------------
                                Dividend Payment Schedule
         Annually                   Semi-Annually                 Quarterly
--------------------------------------------------------------------------------
      Capital Growth              Growth and Income               Balanced
          Growth                                               AEW Real Estate
   International Equity
--------------------------------------------------------------------------------

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

 .    Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund or in Class Y shares of another CDC Nvest Fund.

 .    Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan CDC Nvest Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions derived from short-term capital gains or investment income are taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by a Fund from REITS will not qualify for the corporate dividends-received deduction. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).

The Funds' investments in foreign securities may be subject to foreign withholding taxes. In that case, the Funds' yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Funds' investments in foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.

Dividends derived from interest on securities issued by the U.S. Government or its agencies or instrumentalities may be exempt from state and local income taxes. AEW Real Estate Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

REITS attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Growth Funds) would be reduced by any corporate taxes payable by the REIT.

Any gain resulting from the sale of your Fund shares (or on an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) will generally be subject to federal income tax.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Performance
----------------

The financial highlights tables is intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLp, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available without charge upon request.

CDC Nvest Growth Fund

-----------------------------------------------------------------------------------------------------------------
                                                                                    Class Y
                                                               June 30, 1999 (a) through       Year Ended
                                                                   December 31, 1999        December 31, 2000
Net Asset Value, Beginning of Period                                 $    11.94                $    11.01
                                                                     ----------                ----------

Income From Investment Operations
Net Investment Income (Loss)                                               0.03                      0.12(b)
Net Realized and Unrealized
        Gain (Loss) on Investments                                         0.99                     (0.60)
                                                                     ----------                ----------
Total From Investment Operations                                           1.02                     (0.48)
                                                                     ----------                ----------

Less Distributions
Distributions From Net Investment Income                                   0.00                     (0.09)
Distributions From Net Realized Gain on Investments                       (1.95)                    (0.62)
Distributions in Excess of Realized Gain on Investments                    0.00                     (0.45)
Distributions From Return of Capital                                       0.00                      0.00
                                                                     ----------                ----------
Total Distributions                                                       (1.95)                    (1.16)
                                                                     ----------                ----------
Net Asset Value, End of Period                                       $    11.01                $     9.37
                                                                     ==========                ==========

Total Return (%)                                                            9.7(e)                   (4.2)

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets (%)                      0.87(c)                   0.85
Ratio of Operating Expenses to Average Net Assets
  After Expense Reductions(%)                                              0.87(c)                   0.83(d)
Ratio of Net Investment Income
  to Average Net Assets (%)                                                0.48(c)                   1.16
Portfolio Turnover Rate (%)                                                 206                       266
Net Assets, End of Period (000,000)                                  $       15                $       12
-----------------------------------------------------------------------------------------------------------------


(a)  Commencement of operations.
(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)  Computed on an annualized basis.
(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(e)  Periods less than one year are not annualized.

Fund Performance
----------------

CDC Nvest Growth and Income Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                        Class Y

                                                                      November 18
                                                                        1998,(a)
                                                                        through
                                                                      December 31,          Year Ended December 31,
                                                                          1998               1999           2000
Net Asset Value, Beginning of the Period                              $    15.42          $    16.57      $  15.36
                                                                      ----------          ----------      --------
Income From Investment Operations
Net Investment Income                                                       0.02                0.02          0.07(f)
Net Realized and Unrealized Gain (Loss) on Investments                      1.22                1.51         (1.10)
                                                                      ----------          ----------      --------
Total From Investment Operations                                            1.24                1.53         (1.03)
                                                                      ----------          ----------      --------

Less Distributions
Dividends From Net Investment Income                                       (0.02)              (0.08)         0.00
Distributions From Net Realized Capital Gains                              (0.07)              (2.66)        (0.46)
Distributions in Excess of Net Investment Income                            0.00                0.00(c)       0.00
                                                                      ----------          ----------      --------
Total Distributions                                                        (0.09)              (2.74)        (0.46)
                                                                      ----------          ----------      --------
Net Asset Value, End of the Period                                    $    16.57          $    15.36      $  13.87
                                                                      ==========          ==========      ========

Total Return (%)                                                             8.1(e)              9.8          (7.0)
Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets (%)                       0.98(b)             0.96          0.87
Ratio of Operating Expenses to Average Net Assets
  After Expense Reductions (%)                                              0.98(b)             0.96          0.84(d)
Ratio of Net Investment Income (Loss) to Average Net  Assets (%)            0.58(b)            (0.73)         0.48
Portfolio Turnover Rate (%)                                                  114                 133           139
Net Assets, End of the Period (000)                                   $        1          $   14,377      $ 10,131
--------------------------------------------------------------------------------------------------------------------


(a)  Commencement of Operations.
(b)  Computed on an annualized basis.
(c)  Amount is less than $0.01 per share.
(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(e)  Periods less than one year are not annualized.
(f) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

Fund Performance
----------------

   CDC Nvest Balanced Fund

-----------------------------------------------------------------------------------------------------------------
                                                                                  Class Y

                                                                           Year Ended December 31,
                                                               1996      1997      1998      1999       2000
Net Asset Value, Beginning of the Year                       $ 13.15   $ 13.95   $ 14.27   $ 13.54    $ 11.71
                                                             -------   -------   -------   -------    -------
Income From Investment Operations
Net Investment Income                                           0.44      0.40      0.39      0.36       0.28
Net Realized and Unrealized Gain (Loss) on Investments          1.76      2.06      0.74     (0.81)     (0.98)
                                                             -------   -------   -------   -------    -------
Total From Investment Operations                                2.20      2.46      1.13     (0.45)     (0.70)
                                                             -------   -------   -------   -------    -------
Less Distributions
Dividends From Net Investment Income                           (0.45)    (0.40)    (0.38)    (0.37)     (0.39)
Distributions From Net Realized Capital Gains                  (0.95)    (1.74)    (1.48)    (1.01)      0.00(b)
                                                             -------   -------   -------   -------    -------
Total Distributions                                            (1.40)    (2.14)    (1.86)    (1.38)     (0.39)
                                                             -------   -------   -------   -------    -------
Net Asset Value, End of the Year                             $ 13.95   $ 14.27   $ 13.54   $ 11.71    $ 10.62
                                                             =======   =======   =======   =======    =======

Total Return (%)                                               17.6      18.1       8.6      (3.3)      (6.0)
Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets (%)           0.88      0.88      0.90      0.93       1.02
Ratio of Operating Expenses to Average Net Assets
        After Expense Reductions (%)                            0.88      0.88      0.90      0.93       0.97(a)
Ratio of Net Investment Income to Average Net Assets (%)        3.24      2.66      2.65      2.68       2.63
Portfolio Turnover Rate (%)                                       70        69        81        61        133
Net Assets, End of the Year (000)                            $77,665   $85,620   $73,212   $47,130    $28,740
-----------------------------------------------------------------------------------------------------------------


(a) The fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(b)  Amount rounds to less than $0.01.

Fund Performance

CDC Nvest AEW Real Estate Fund

                                                              Class Y
                                                           For the Period
                                                         August 31, 2000 (a)
                                                              through
                                                          January 31, 2001

Net Asset Value, Beginning of the Period                      $10.00
                                                              ------
Income From Investment Operations
Net Investment Income (Loss)(b)                                 0.23
Net Realized and Unrealized
     Gain (Loss) on Investments                                 0.55
                                                              ------
Total From Investment Operations                                0.78
                                                              ------
Less Distributions
Dividends From Net Investment Income                           (0.25)
Distributions in Excesss of
     Net Investment Income                                     (0.04)
                                                              ------
Total Distributions                                            (0.29)
                                                              ------
Net Asset Value, End of the Period                            $10.49
                                                              ======

Total Return (%)                                                7.8
Ratios/Supplemental Data
Ratio of Operating Expenses to
     Average Net Assets (%) (c)(d)                              1.25
Ratio of Net Investment Income (Loss) to
     Average Net Assets (%)(c)                                  5.40
Portfolio Turnover Rate (%)                                       12
Net Assets, End of the Period (000)                            $ 539

(a)  Commencement of operations.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c)  Computed on an annualized basis for periods less than one year.
(d) The adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

Fund Performance
----------------

CDC Nvest International Equity Fund

-------------------------------------------------------------------------------------------------------------
                                                                                Class Y

                                                                         Year Ended December 31,
                                                               1996       1997    1998      1999      2000
Net Asset Value, Beginning of the Year                       $ 16.25    $16.48   $14.35   $ 14.45   $ 25.81
                                                             -------    ------   ------   -------   -------

Income From Investment Operations
Net Investment Income (Loss) (a)                                0.11      0.19     0.25      0.02     (0.10)
Net Realized and Unrealized Gain (Loss) on Investments          0.54     (1.23)    0.77     12.54     (7.04)
                                                             -------    ------   ------   -------   -------
Total From Investment Operations                                0.65     (1.04)    1.02     12.56     (7.14)
                                                             -------    ------   ------   -------   -------

Less Distributions
Dividends From Net Investment Income                           (0.09)     0.00    (0.33)    (0.07)    (0.17)
Dividends in Excess of Net Investment Income                    0.00      0.00    (0.31)     0.00      0.00
Distributions From Net Realized Capital Gains                  (0.33)    (1.05)   (0.19)    (1.13)    (1.35)
Distributions in Excess of Net Realized Gains                   0.00     (0.04)   (0.09)     0.00     (0.13)
                                                             -------    ------   ------   -------   -------
Total Distributions                                            (0.42)    (1.09)   (0.92)    (1.20)    (1.65)
                                                             -------    ------   ------   -------   -------
Net Asset Value, End of the Year                             $ 16.48    $14.35   $14.45   $ 25.81   $ 17.02
                                                             =======    ======   ======   =======   =======

Total Return (%)                                                 4.0      (6.7)     7.3      88.6     (28.2)

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets (%) (b)       1.00      1.15     1.31      1.55      1.39
Ratio of Net Investment Income to Average Net Assets (%)        0.89      1.22     1.64      0.10     (0.44)
Portfolio Turnover Rate (%)                                       59       154      105       229       212
Net Assets, End of the Year (000)                            $52,161    $4,752   $5,552   $14,441   $11,940
-------------------------------------------------------------------------------------------------------------


The Subadviser to the Fund prior to February 15, 1997 was Draycott Parners, Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a) Per share net investment income has been calculated using the average shares outstanding during the year.
(b) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FFO Multiple -- The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net asset value (NAV) -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e. earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

            If you would like more information about the Funds, the
             following documents are available free upon request:

         Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a
               discussion of the market conditions and investment
          strategies that significantly affected the Fund's performance during its last fiscal year.
               Toreduce costs, we mail one copy per household. For
                   more copies call CDC IXIS Asset Management
                     Distributors, L.P. at the number below.

                  Statement of Additional Information (SAI) --
               Provides more detailed information about the Funds,
                                has been filed
       with the SEC and is incorporated into this Prospectus by reference.

                   To order a free copy of a Fund's annual or
              semiannual report or its SAI, contact your financial
                        representative, or the Funds at:

                  CDC IXIS Asset Management Distributors, L.P.,
                      399 Boylston Street, Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

                   Your financial representative or CDC Nvest
              Funds will also be happy to answer your questions or
                                 to provide any
                  additional information that you may require.

             You can review and copy a Fund's reports and SAI at the Public Reference Room of the SEC in Washington, D.C. Text-only copies are available free from the Commission's Web site at: www.sec.gov.

          Copies of these publications are also available for a fee and information on the operation of the Public Reference Room
                      may be obtained by electronic request
           at the following e-mail address: publicinfo@sec.gov, or by
                                            ------------------
            writing or calling the Public Reference Room of the SEC,
                           Washington, D.C. 20549-0102
                            Telephone: 1-202-942-8090

      CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the
           National Association of Securities Dealers, Inc. (NASD). As
                 a service to investors, the NASD has asked that
             we inform you of the availability of a brochure on its
                 Public Disclosure Program. The program provides
             access to information about securities firms and their
         representatives. Investors may obtain a copy by contacting the
               NASD at 800-289-9999 or by visiting their Web site
                                at www.NASDR.com.





                   (Investment Company Act File No. 811-4323)

                    (Investment Company Act File No. 811-242)

                   (Investment Company Act File No. 811-09945)

[LOGO] CDC NvestFunds
          CDC IXIS Asset Management Distributors


                                   CDC Nvest

 Intermediate Term Tax
Free Fund of California
   Back Bay Advisors, L.P.

[photo]

                                  Prospectus
                                  May 1, 2001


                                 What's Inside

                           Goals, Strategies & Risks
                                    Page X

                             Fund Fees & Expenses
                                    Page X

                                Management Team
                                    Page X

                                 Fund Services
                                    Page X

                               Fund Performance
                                    Page X

 The Securities and Exchange Commission has not approved the Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Fund or any of its services and for assistance in opening an account, contact your financial representative or call CDC Nvest
                                    Funds.

                                CDC Nvest Funds

               399 Boylston Street, Boston, Massachusetts 02116
                                 800-225-5478
                             www.cdcnvestfunds.com

Table of Contents


GOALS, STRATEGIES & RISKS

CDC Nvest Intermediate Term Tax Free Fund of California

FUND FEES & EXPENSES

Fund Fees & Expenses

MORE ABOUT RISK

More About Risk

MANAGEMENT TEAM

Meet the Fund's Investment Adviser and Subadviser
Meet the Fund's Portfolio Manager

FUND SERVICES

Investing in the Fund
How Sales Charges are Calculated
Ways to Reduce or Eliminate Sales Charges
It's Easy to Open an Account
Buying Shares
Selling Shares
Selling Shares in Writing
Exchanging Shares
Restrictions on Buying, Selling and Exchanging Shares
How Fund Shares Are Priced
Dividends and Distributions
Tax Consequences
Compensation to Securities Dealers
Additional Investor Services

FUND PERFORMANCE

CDC Nvest Intermediate Term Tax Free Fund of California

GLOSSARY OF TERMS

If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

   Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks
-------------------------

 CDC Nvest Intermediate Term
 Tax Free Fund of California


                                                     --------------------------------------------------
                                                                        Fund Focus
                                                     --------------------------------------------------
                                                                 Stability       Income        Growth
                                                     --------------------------------------------------
                                                       High                        X
                                                     --------------------------------------------------
                                                       Mod.          X
                                                     --------------------------------------------------
                                                       Low                                       X
                                                     --------------------------------------------------

                                                     --------------------------------------------------
                                                                        Duration
                                                     --------------------------------------------------
                                                                  Short           Int.         Long
                                                     --------------------------------------------------
                                                       High
                                                     --------------------------------------------------
                                                       Mod.                        X
                                                     --------------------------------------------------
                                                       Low
                                                     --------------------------------------------------

Adviser:        CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset
                Management Advisers")
Subadviser:     Back Bay Advisors, L.P. ("Back Bay Advisors")
Managers:       James S. Welch and John Maloney
Category:       Tax Free Income

    Ticker Symbol:                Class A               Class B
                                   NEFEX                 NEEBX

Investment Goal

The Fund seeks to maintain a high level of current income exempt from federal and California personal income taxes.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund is a non-diversified Fund that typically invests in a mix of California municipal bonds, including general obligation bonds and issues secured by specific revenue streams. It is a fundamental policy of the Fund that at least 80% of its income will be distributions that are exempt from federal income tax and California personal income tax, except during times of adverse market conditions (in which case more than 20% of the Fund's income distributions could be subject to federal and/or California income taxes). The Fund, however, currently expects that 90% of its income each year will be exempt from federal and California income tax ("California Tax-Exempt Securities"). The Fund may invest in "private activity bonds" which pay interest that, although exempt from ordinary income taxes, may be subject to federal or California alternative minimum taxes. It is also a fundamental policy that income derived from such securities will not normally exceed 20% of the Fund's total income distributions. Additionally, at least 85% of the Fund's assets will consist of securities rated BBB or better by S&P Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), or Baa or better by Moody's Investors Service, Inc. ("Moody's") or are non-rated but are considered to be of comparable quality by Back Bay Advisors.

Back Bay Advisors follows a conservative total-return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, and attempts to construct a portfolio with the following characteristics:

[X]  Average credit rating of A (as rated by S&P or Fitch)

[X]  Average maturity of between 5 and 15 years

[X]  Maintain duration of less than 6 years

In selecting investments for the Fund, Back Bay Advisors employs the following strategies:

 .    The Fund's portfolio managers work closely with municipal bond analysts to develop an outlook on the economy from research provided by various Wall Street firms as well as specific forecasting services.

 .    Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the obligations available in California. This value analysis uses quantitative tools such as internal and external computer systems and software.

 .    The Fund's portfolio managers and analysts perform a careful and continuous credit analysis to identify the range of the credit quality spectrum most likely to provide the Fund with the highest level of tax-free income consistent with the overall credit quality of the Fund.

 .    Back Bay Advisors seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds issued by the California government and its agencies.

The Fund may:

 .    Invest up to 15% of its assets in bonds below investment grade (those rated below BB or lower by S&P or Fitch and Ba or lower by Moody's, or considered to be of comparable grade by Back Bay Advisors if non-rated).

 .    Invest in zero-coupon bonds.

 .    Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and a higher level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

State specific: Weakness in the local or national economy and other economic or regulatory events impacting California generally could adversely affect the credit ratings and creditworthiness of California municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

Non-diversified status: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one-year, five-year and since-inception periods compare with those of a broad measure of market performance and those of indices of funds with similar objectives. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

--------------------------------------------------------------------------------
                                            Total Return
     1994      1995     1996     1997      1998     1999     2000
    -4.94%    13.88%    5.32%    7.97%    4.51%    -1.47%    9.77%
--------------------------------------------------------------------------------


*     Highest Quarterly Return: First Quarter 1995, up 5.01%

*     Lowest Quarterly Return: First Quarter 1994, down 4.31%

The table below shows the Fund's average annual total returns for the one-year, five-year and since-inception periods compared to those of the Lehman Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Municipal California Intermediate Average ("Morningstar Muni CA Int. Avg.") and Lipper California Intermediate Municipal Debt Average ("Lipper CA Int. Muni Debt Average"), each an average of the annual total returns of all mutual funds with an investment objective similar to that of the Fund. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. The Lehman Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Muni CA Int. Average and Lipper CA Muni Debt Average returns have been adjusted for these expenses but do not reflect any sales charges.


----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                                          Since         Since
(for the period ended December 31, 2000)                               Past 1          Past 5        Class A       Class B
                                                                        Year            Year        Inception     Inception
----------------------------------------------------------------------------------------------------------------------------
CDC Nvest Intermediate Term Tax Free Fund of California:
      Class A (inception 4/23/93)                                       7.01%          4.60%          5.17%
      Class B (inception 9/13/93)                                       4.00%          4.04%                         3.95%
----------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index                                            11.68%          5.84%          6.20%          5.75%
----------------------------------------------------------------------------------------------------------------------------
Morningstar Muni CA Int. Avg.                                          10.43%          5.10%          5.42%          5.00%
----------------------------------------------------------------------------------------------------------------------------
Lipper CA Int. Muni Debt Average                                        9.66%          4.93%          5.15%          4.75%
----------------------------------------------------------------------------------------------------------------------------

Each Index is calculated from 4/30/93 for Class A shares and 9/30/93 for Class B shares.
For actual past expenses of Class A and B shares, see the section entitled "Fund
                               Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

 (fees paid directly from your investment)
------------------------------------------------------------------------------
                                                           Class A     Class B
------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)(1)(2)              2.50%         None
------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
     of original purchase price or redemption proceeds,
     as applicable)(2)                                        (3)         5.00%
------------------------------------------------------------------------------
Redemption fees                                             None*         None*
------------------------------------------------------------------------------

(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services".

(2)  Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See section entiteld "How Sales Charges are Calculated" within the section entitled "Fund Services".

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------
                                                      Class A          Class B
------------------------------------------------------------------------------
Management fees                                        0.53%            0.53%
------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees               0.25%            1.00%*
------------------------------------------------------------------------------
Other expenses                                         0.53%            0.53%
------------------------------------------------------------------------------
Total annual fund operating expenses                   1.31%            2.06%
------------------------------------------------------------------------------
Fee Waiver and/or expense reimbursement**              0.46%            0.46%
------------------------------------------------------------------------------
Net Expenses                                           0.85%            1.60%
------------------------------------------------------------------------------

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** CDC IXIS Advisors has given a binding undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.85% and 1.60% annually of the Fund's average daily net assets for Class A, and Class B shares, respectively. This undertaking is in effect until May 1, 2002 and will be reevaluated on an annual basis.

Example

This example, which is based upon the expenses* shown above, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

     .    You invest $10,000 in the Fund for the time periods indicated;

     .    Your investment has a 5% return each year; and

     .    The Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

------------------------------------------
                Class A        Class B
------------------------------------------
                           (1)        (2)
------------------------------------------
1 year          $  335   $  663     $  163
------------------------------------------
3 years         $  611   $  901     $  601
------------------------------------------
5 years         $  907   $1,266     $1,066
------------------------------------------
10 years**      $1,750   $2,160     $2,160
------------------------------------------

(1)  Assumes redemption at end of period.

(2)  Assumes no redemption at end of period.

* The examples are based on the Net Expenses shown above for the 1-year period illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which the Fund may be subject by investing in various types of securities or engaging in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Political Risk The risk of losses directly attributable to government or political actions.

Valuation Risk The risk that the Fund has valued certain securities at a higher price than it can sell them for.

Management Team
---------------

Meet the Fund's Investment Adviser and Subadviser

The CDC Nvest Funds family currently includes 28 mutual funds with a total of over $6 billion in assets under management as of December 31, 2000. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers CDC Nvest Intermediate Term Tax Free Fund of California (the "Fund"), which along with CDC Nvest Bond Funds, CDC Nvest Stock Funds, CDC Nvest Star Funds, CDC Nvest Tax Free Income Funds and Kobrick Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

CDC IXIS Asset Management Advisers, L.P.

CDC IXIS Asset Management Advisers (formerly Nvest Funds Management, L.P.), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Fund. CDC IXIS Asset Management Advisers is a subsidiary of CDC IXIS Asset Management - North America, L.P. ("CDC IXIS Asset Management - North America") (formerly Nvest Companies, L.P.), which is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. As of December 31, 2000 CDC IXIS Asset Management - North America's 17 principal subsidiary or affiliated asset management firms collectively had $135 billion in assets under management. CDC IXIS Asset Management Advisers oversees, evaluates and monitors the subadvisory services provided to the Fund. It also provides general business management and administration to the Fund. CDC IXIS Asset Management Advisers does not determine what investments will be purchased by the Fund. The subadviser listed below makes the investment decisions for the Fund.

The combined advisory and subadvisory fees paid by the Fund in 2000 as a percentage of the Fund's average daily net assets was 0.067% (after waiver or reimbursement).

Subadviser

Back Bay Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the subadviser for each Fund. Back Bay Advisors is a subsidiary of CDC IXIS Asset Management - North America. Back Bay Advisors, founded in 1986, provides discretionary investment management services for approximately $5.4 billion in assets as of December 31, 2000 for mutual funds and other institutional investors.

Subadvisory Agreements

The Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC"), which permits CDC IXIS Asset Management Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Asset Management Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Asset Management Advisers, if approved by the Board of Trustees. Shareholders will be notified of any subadviser changes.

Portfolio Trades

In placing portfolio trades, the Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management - North America, CDC IXIS Asset Management Advisers and Back Bay Advisors. In placing trades, Back Bay Advisors will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Meet the Fund's Portfolio Managers

James S. Welch

James Welch served as manager of the Intermediate Term Tax Free Fund of California from April 1993 until August 2000 and as co-manager thereafter. He also serves as co-manager of the Massachusetts Tax Free Fund and Municipal Income Fund. Mr. Welch, Senior Vice President of Back Bay Advisors, has been with the company since 1993. Mr. Welch is a graduate of The Pennsylvania State University and has 11 years of investment experience.

John Maloney

John Maloney has served as co-portfolio manager of Intermediate Term Tax Free Fund of California since August 2000. He also serves as co-manager to Massachusetts Tax Free Fund and Municipal Income Fund. Mr. Maloney, Vice President at Back Bay Advisors, has been with the company since 1989. Mr. Maloney has a B.A. in Economics from the University of Massachusetts and has 18 years of investment experience.

Fund Services
-------------

Investing in the Funds

Choosing a Share Class

The Fund offers Class A and B shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

 .    You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

 .    You pay lower annual expenses than Class B shares, giving you the potential for higher returns per share.

 .    You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

 .    You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

 .    You pay higher annual expenses than Class A shares.

 .    You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges Are
     Calculated."

 .    Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

 .    Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

For actual past expenses of Class A and B shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services
-------------

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                                        Class A Sales Charges
      Your Investment     As a % of offering price     As a % of your investment
--------------------------------------------------------------------------------
Less than      $100,000           2.50%                           2.56%
--------------------------------------------------------------------------------
$ 100,000   -  $249,999           2.00%                           2.04%
--------------------------------------------------------------------------------
$ 250,000   -  $499,999           1.50%                           1.52%
--------------------------------------------------------------------------------
$ 500,000   -  $999,999           1.25%                           1.27%
--------------------------------------------------------------------------------
$1,000,000 or more                0.00%                           0.00%
--------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

----------------------------------------------------------
        Class B Contingent Deferred Sales Charges
----------------------------------------------------------
   Year Since Purchase        CDSC on Shares Being Sold
----------------------------------------------------------
             1/st/                       5.00%
----------------------------------------------------------
             2/nd/                       4.00%
----------------------------------------------------------
             3/rd/                       3.00%
----------------------------------------------------------
             4/th/                       3.00%
----------------------------------------------------------
             5/th/                       2.00%
----------------------------------------------------------
             6/th/                       1.00%
----------------------------------------------------------
          Thereafter                     0.00%
----------------------------------------------------------

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

 .    is calculated based on the number of shares you are selling;

 .    is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

 .    is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

 .    for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

 .    increases in net asset value above the purchase price; or

 .    shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of the Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services
-------------

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares utilizing the chart on the previous page, including:

 .    Letter of Intent --allows you to purchase Class A shares of any CDC Nvest
     Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B shares may be used toward meeting the letter of intent.

 .    Combining Accounts -- allows you to combine shares of multiple CDC Nvest
     Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Eliminating Sales Charges and CDSC

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

 .    Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

 .    Selling brokers, sales representatives or other intermediaries under arrangements with the Distributor;

 .    Fund Trustees and other individuals who are affiliated with any CDC Nvest
     Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

 .    Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

 .    Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

 .    Investments of $100,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Fund (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser for how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Class A or B Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

 .    to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

 .    to make payments through a systematic withdrawal plan; or

 .    due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services
-------------

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.   Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                        Minimum to Open an
                                                   Minimum to Open an     Account Using        Minimum for Existing
                Type of Account                          Account        Investment Builder            Accounts
Any account other than those listed below                $2,500                $100                     $100

Accounts registered under the Uniform Gifts to
Minors Act ("UGMA") or the Uniform Transfers to
Minors Act ("UTMA")                                      $2,500                $100                     $100

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.   Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

800-225-5478, press 1

CDC Nvest Funds Web Site

www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

 .    purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

 .    review your account balance, recent transactions, Fund prices and recent performance;

 .    order duplicate account statements; and

 .    obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services
-------------

Buying Shares

                                                Opening an                                  Adding to an
                                                 Account                                      Account
Through Your Investment Dealer
                                      .  Call your investment dealer              .  Call your investment dealer
                                         for information.                            for information.

By Mail

                                      .  Make out a check in U.S. dollars for     .  Make out a check in U.S. dollars
                                         the investment amount, payable to           for the investment amount, payable
                                         "CDC Nvest Funds."  Third party             to "CDC Nvest Funds."  Third party
                                         checks and "starter" checks will            checks and "starter" checks will not
                                         not be accepted.                            be accepted.
[envelope icon]                       .  Mail the check with your completed       .  Fill out the detachable investment
                                         application to CDC Nvest Funds, P.O.        slip from an account statement.  If
                                         Box 8551, Boston, MA 02266-8551             no slip is available, include with
                                                                                     the check a letter specifying the
                                                                                     Fund name, your class of shares, your
                                                                                     account number and the registered
                                                                                     account name(s).  To make investing
                                                                                     even easier, you can order more
                                                                                     investment slips by calling
                                                                                     800-225-5478.

By Exchange

                                      .  The exchange must be for a minimum       .  The exchange must be for a minimum
                                         of $1,000 or for all of your shares.        of $1,000 or for all of your shares.
[exchange icon]                       .  Obtain a current prospectus for          .  Call your investment dealer or CDC
                                         the Fund into which you are exchanging      Nvest Funds at 800-225-5478 or visit
                                         by calling your investment dealer or        www.cdcnvestfunds.com to request an
                                         CDC Nvest Funds at 800-225-5478.            exchange.
                                      .  Call your investment dealer or CDC       .  See the section entitled
                                         Nvest Funds to request an exchange.         "Exchanging Shares" for more details.
                                      .  See the section entitled "Exchanging
                                         Shares" for more details.

By Wire

                                      .  Call CDC Nvest Funds at 800-225-5478     .  Visit www.cdcnvestfunds.com to
                                         to obtain an account number and wire        add shares to your account by wire.
[wire icon]                              transfer instructions.  Your bank may    .  Instruct your bank to transfer funds
                                         charge you for such a transfer.             to State Street Bank & Trust Company,
                                                                                     ABA# 011000028, and DDA # 99011538.
                                                                                  .  Specify the Fund name, your class of
                                                                                     shares, your account number and the
                                                                                     registered account name(s).  Your bank
                                                                                     may charge you for such a transfer.

Automatic Investing Through Investment Builder

                                      .  Indicate on your application             .  Please call CDC Nvest Funds at
                                         that you would like to begin an             800-225-5478 for a Service Options
[builder icon]                           automatic investment plan                   Form.  A signature guarantee may
                                         through Investment Builder and              be required to add this privilege.
                                         the amount of the monthly                .  See the section entitled
                                         investment ($100 minimum).                  "Additional Investor Services".
                                      .  Send a check marked "Void"
                                         or a deposit slip from your
                                         bank account along with your
                                         application.

Through Automated Clearing House ("ACH")

                                      .  Ask your bank or credit union            .  Call CDC Nvest Funds at 800-225-5478
                                         whether it is a member of the ACH           or visit
                                         system.                                     www.cdcnvestfunds.com to add
                                      .  Complete the "Telephone                     shares to your account through
                                         Withdrawal and Exchange" and                ACH.
                                         "Bank Information" sections on your      .  If you have not signed up for the
                                         account application.                        ACH system, please call CDC
                                      .  Mail your completed application to          Nvest Funds for a Service Options
[ACH icon]                               CDC Nvest Funds, P.O. Box 8551,             Form.  A signature guarantee may
                                         Boston, MA 02266-8551.                      be required to add this privilege.

Fund Services
-------------

Selling Shares
                       To Sell Some or All of Your Shares

Certain restrictions may apply. See the section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                   .   Call your investment dealer for information.

By Mail
                   .   Write a letter to request a redemption specifying the
                       name of your Fund, your class of shares, your account
                       number, the exact registered account name(s), the number
                       of shares or the dollar amount to be redeemed and the
                       method by which you wish to receive your proceeds.
                       Additional materials may be required. See the section
                       entitled "Selling Shares in Writing."
[envelope icon]    .   The request must be signed by all of the owners of the
                       shares and must include the capacity in which they are signing, if appropriate.
                   .   Mail your request by regular mail to CDC Nvest Funds,
                       P.O. Box 8551, Boston, MA 02266-8551 or by registered, express or certified mail to CDC Nvest Funds, 66 Brooks
                       Drive, Braintree, MA 02184.
                   .   Your proceeds (less any applicable CDSC) will be
                       delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received in good order. You may also choose to redeem by wire or through ACH (see below).

By Exchange

                   .   Obtain a current prospectus for the Fund into which you
                       are exchanging by calling your investment dealer or CDC
                       Nvest Funds at 800-225-5478.
[exchange icon]    .   Call CDC Nvest Funds or visit www.cdcnvestfunds.com to
                       request an exchange.
                   .   See the section entitled "Exchanging Shares" for more
                       details.

By Wire

                   .   Fill out the "Telephone Withdrawal and Exchange" and
                       "Bank Information" sections on your account application.
[wire icon]        .   Call CDC Nvest Funds at 800-225-5478, visit
                       www.cdcnvestfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                   .   Proceeds (less any applicable CDSC) will generally be
                       wired on the next business day. A wire fee (currently
                       $5.00) will be deducted from the proceeds.

Through Automated Clearing House

                   .   Ask your bank or credit union whether it is a member of
                       the ACH system.
                   .   Complete the "Telephone Withdrawal and Exchange" and
                       "Bank Information" sections on your account application.
[ACH icon]         .   If you have not signed up for the ACH system on your
                       application, please call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
                   .   Call CDC Nvest Funds or visit www.cdcnvestfunds.com to
                       request a redemption through this system.
                   .   Proceeds (less any applicable CDSC) will generally arrive
                       at your bank within three business days.

By Systematic Withdrawal Plan

                   . Please refer to the section entitled "Additional Investor Services" or call CDC Nvest Funds at 800-225-5478 or your financial representative for information.

[systematic icon]  .   Because withdrawal payments may have tax consequences,
                       you should consult your tax adviser before establishing such a plan.

By Telephone

                   .   You may receive your proceeds by mail, by wire or through
                       ACH (see above).
[telephone icon]   .   Call CDC Nvest Funds at 800-225-5478 to choose the method
                       you wish to use to redeem your shares.

By Check (for Class A only)

                   .   Select the check writing option on your account
                       application and complete the attached signature card
[check icon]       .   To add this privilege to an existing account, call CDC
                       Nvest Funds at 800-225-5478 for a Service Options Form.
                   .   Each check must be written for $500 or more.
                   .   You may not close your account by withdrawal check.
                       Please call your financial representative or CDC Nvest
                       Funds to close an account.

Fund Services
-------------

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

 .  your address of record has been changed within the past 30 days;

 . you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

 . a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

 .  a financial representative or securities dealer;

 .  a federal savings bank, cooperative, or other type of bank;

 .  a savings and loan or other thrift institution;

 .  a credit union; or

 .  a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                   Requirements for Written Requests

Individual, joint, sole                 .   The request must include the
proprietorship, UGMA/UTMA                   signatures of all persons authorized
(minor  to sign, including                  accounts) title, if applicable.
                                        .   Signature guarantee, if applicable
                                            (see above).

Corporate or association accounts       .   The request must include the
                                            signatures of all persons authorized
                                            to sign, including title.

Owners or trustees of trust accounts    .   The request must include the
                                            signatures of all trustees
                                            authorized to sign, including title.
                                        .   If the names of the trustees are not
                                            registered on the account, please
                                            provide a copy of the trust document
                                            certified within the past 60 days.
                                        .   Signature guarantee, if applicable
                                            (see above).

Joint tenancy whose co-tenants are      .   The request must include the
deceased                                    signatures of all surviving
                                            tenants of the account.
                                        .   Copy of the death certificate.
                                        .   Signature guarantee if proceeds
                                            check is issued to other than the
                                            surviving tenants.

Power of Attorney (POA)                 .   The request must include the
                                            signatures of the attorney-in-fact,
                                            indicating such title.
                                        .   A signature guarantee.

                                        .   Certified copy of the POA document
                                            stating it is still in full force
                                            and effect, specifying the exact
                                            Fund and account number, and
                                            certified within 30 days of receipt
                                            of instructions.*

Executors of estates, administrators,   .   The request must include the
guardians, conservators                     signatures of all those authorized
                                            to sign, including capacity.
                                        .   A signature guarantee.
                                        .   Certified copy of court document
                                            where signer derives authority,
                                            e.g.: Letters of Administration,
                                            Conservatorship and Letters
                                            Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services
-------------

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Fund does not anticipate doing so, it reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund declares dividends for each class daily and pays them monthly. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of the Fund:

Restriction                                               Situation
The Fund may suspend the right of redemption or           .  When the New York Stock Exchange (the "Exchange") is
postpone payment for more than 7 days:                       closed (other than a weekend/holiday)
                                                          .  During an emergency
                                                          .  Any other period permitted by the SEC
The Fund reserves the right to suspend account            .  With a notice of a dispute between registered owners
services or refuse transaction requests:                  .  With suspicion/evidence of a fraudulent act

The Fund may pay the redemption price in whole or in      .  When it is detrimental for the Fund to make cash
part by a distribution in kind of readily marketable         payments as determined in the sole discretion of the
securities in lieu of cash or may take up to 7 days          Adviser or subadviser
to pay a redemption request in order to raise capital:
The Fund may withhold redemption proceeds until the       .  When redemptions are made within 10 calendar days of
check or funds have cleared:                                 purchase by check or ACH of the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

The Fund recommends that certificates be sent by registered mail.

Small Account Redemption

When the Fund account falls below a set minimum (currently $1,000 as set by the Board of Trustees), the Fund may close your account and send you the proceeds. You will have 60 days after being notified of the Fund's intention to close your account to increase its amount to the set minimum. This does not apply to certain qualified retirement plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.

Fund Services
-------------

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  ----------------------------------------------------------------------
                  Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

 .    A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Fund shares will not be priced on the days on which the Exchange is closed for trading.

 .    The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

 .    Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

 .    A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement pursuant to which it may accept orders after 5:00 p.m., but not later than 8:00 p.m.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

Equity securities -- most recent sales or quoted bid price or as provided by a pricing service if a sales or quoted bid price is unavailable.

Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

Securities traded on foreign exchanges -- most recent sale/bid price on the non-
     U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Board of Trustees at the close of regular trading on the Exchange.

Options -- last sale price, or if not available, last offering price.

Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Board of Trustees.

All other securities -- fair market value as determined by the adviser or subadviser of the Fund under the direction of the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services
-------------

Dividends and Distributions

The Fund generally distributes most or all of its net investment income (tax exempt and taxable income other than long-term capital gains) in the form of dividends. The Fund declares dividends for each class daily and pays them monthly. The Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Depending on your investment goals and priorities, you may choose to:

 .    Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

 .    Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

 .    Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan CDC Nvest Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.


Tax Consequences

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. The Fund also intends to meet all the requirements of the Code necessary to ensure that it is qualified to pay "exempt interest dividends," which means that the Fund can pass to shareholders the federal tax-exempt status of interest they received from obligations paying tax-exempt interest. Such dividends derived from interest on California Tax-Exempt Securities are also exempt from California personal income taxes. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal or state taxes.

Distributions derived from short-term capital gains or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. Distributions of gains from investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares.

The Fund may at times purchase California tax-exempt securities at a discount from the price at which they were originally issued. For federal income tax purposes and California personal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to you as such when it is distributed to you.

Any gain resulting from the sale of your Fund shares will generally be subject to tax.

An exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax.

If you receive social security or railroad retirement benefits, you may be taxed on a portion of those benefits as a result of receiving exempt interest dividends. Also, an investment in the Fund may result in a liability for federal alternative minimum tax as well as state and local taxes, both for individual and corporate shareholders. You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Fund Services
-------------

Compensation to Securities Dealers

As part of their business strategies, the Fund pays securities dealers that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers that satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services
-------------

Additional Investor Services


Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."


Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.


Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.


Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."


CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.


CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.


Electronic Mail Delivery

This delivery option allows you to receive important fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include confirmation statements, quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive; speed up the availability of your documents; and lower expenses to your fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

Fund Performance
----------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

Intermediate Term Tax Free Fund of California

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Class A                                     Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Year Ended December 31,                 Year Ended December 31,
                                        1996       1997      1998     1999     2000     1996      1997    1998    1999       2000
Net Asset Value, Beginning of Year    $  7.65    $  7.66   $  7.87  $  7.83   $  7.34  $  7.63   $ 7.64  $ 7.85  $  7.81    $ 7.32
                                      -------    -------   -------  -------   -------  -------   ------  ------  -------    ------

Income From Investment Operations
Net Investment Income                    0.39       0.39      0.37     0.37      0.37     0.33     0.34    0.32     0.31      0.31
Net Realized and Unrealized
  Gain (Loss) on Investments             0.00       0.20     (0.03)   (0.48)     0.33     0.01     0.20   (0.03)   (0.48)     0.33
                                      -------    -------   -------  -------   -------  -------   ------  ------  -------    ------
Total From Investment Operations         0.39       0.59      0.34    (0.11)     0.70     0.34     0.54    0.29    (0.17)     0.64
                                      -------    -------   -------  -------   -------  -------   ------  ------  -------    ------

Less Distributions
Distributions From Net
Investment Income                       (0.38)     (0.38)    (0.38)   (0.38)    (0.36)   (0.33)   (0.33)  (0.33)   (0.32)    (0.30)
                                      -------    -------   -------  -------   -------  -------   ------  ------  -------    ------
Total Distributions                     (0.38)     (0.38)    (0.38)   (0.38)    (0.36)   (0.33)   (0.33)  (0.33)   (0.32)    (0.30)
                                      -------    -------   -------  -------   -------  -------   ------  ------  -------    ------

Net Asset Value, End of Year          $  7.66    $  7.87   $  7.83  $  7.34   $  7.68  $  7.64   $ 7.85  $ 7.81  $  7.32    $ 7.66
                                      =======    =======   =======  =======   =======  =======   ======  ======  =======    ======

Total Return (%)(a)                       5.3        8.0       4.5     (1.5)      9.8      4.6      7.2     3.7     (2.2)      9.0

Ratios/Supplemental Data
Ratio of Operating Expenses
  to Average Net Assets(%)(b)            0.75       0.85      0.85     0.85      0.85     1.50     1.60    1.60     1.60      1.60
Ratio of Net Investment Income
  To Average Net Assets(%)               5.18       5.06      4.79     4.79      4.97     4.43     4.31    4.04     4.04      4.22
Portfolio Turnover Rate(%)                161        120       215      140       111      161      120     215      140       111
Net Assets, End of Year (000)         $35,972    $32,057   $35,348  $35,593   $28,888  $ 7,590   $8,881  $9,259  $ 7,889    $7,558
-----------------------------------------------------------------------------------------------------------------------------------

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations.
(b) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments, to a Fund's shareholders, of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as S&P, Moody's, or Fitch. Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net asset value (NAV) -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e. earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield - The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

            If you would like more information about the Fund, the
             following documents are available free upon request:

        Annual and Semiannual Reports -- Provide additional information about the Fund's investments.  Each report includes a
         discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
    To reduce costs, we mail one copy per household.  For more copies call
       CDC IXIS Asset Management Distributors, L.P. at the number below.

             Statement of Additional Information (SAI) -- Provides
           more detailed information about the Fund, has been filed
      with the SEC and is incorporated into this Prospectus by reference.

                 To order a free copy of the Fund's annual or
             semiannual report or its SAI, contact your financial
                       representative, or the Funds at:

                 CDC IXIS Asset Management Distributors, L.P.,
                    399 Boylston Street, Boston, MA  02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com

               Your financial representative or CDC Nvest Funds
         will also be happy to answer your questions or to provide any additional information that you may require.

            You can review and copy a Fund's reports and SAI at the Public Reference Room of the SEC in Washington, D.C. Text-only copies are available free from the Commission's Web site at: www.sec.gov.

Copies of these publications are also available for a fee and information on the operation of the Public Reference Room may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by
                                           ------------------
           writing or calling the Public Reference Room of the SEC,
                          Washington, D.C. 20549-0102
                           Telephone: 1-202-942-8090

     CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the
         National Association of Securities Dealers, Inc. (NASD).  As
                a service to investors, the NASD has asked that
            we inform you of the availability of a brochure on its
               Public Disclosure Program.  The program provides
            access to information about securities firms and their
        representatives.  Investors may obtain a copy by contacting the
              NASD at 800-289-9999 or by visiting their Web site
                               at www.NASDR.com.

                   (Investment Company Act File No. 811-242)

[LOGO OF CDC NVEST FUNDS]


--------------------------------------------------------------------------------

CDC NVEST GOVERNMENT SECURITIES FUND
CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND
CDC NVEST SHORT TERM CORPORATE INCOME FUND
CDC NVEST STRATEGIC INCOME FUND
CDC NVEST BOND INCOME FUND
CDC NVEST HIGH INCOME FUND

Statement of Additional Information -- PART I

May 1, 2001

          This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the CDC Nvest Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 1, 2001 for Class A, Class B or Class C shares, or the Prospectus of the Funds dated May 1, 2001 for Class Y shares (the "Prospectus" or "Prospectuses"). The Statement should be read together with the Prospectuses. Investors may obtain a free copy of the Prospectuses from CDC IXIS Asset Management Distributors, L.P. (the "Distributor", formerly Nvest Funds Distributor, L.P.), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com. Part I of this Statement contains specific information about the Funds. Part II includes information about the Funds and other CDC Nvest Funds.

          CDC Nvest Government Securities Fund, CDC Nvest Strategic Income Fund and CDC Nvest Bond Income Fund are each a diversified fund of CDC Nvest Funds Trust I, a registered open-end management investment company that offers a total of twelve funds, and CDC Nvest Limited Term U.S. Government Fund, CDC Nvest Short Term Corporate Income Fund and CDC Nvest High Income Fund are each a diversified fund of CDC Nvest Funds Trust II, a registered open-end management investment company that offers a total of six funds. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and CDC Nvest Funds Trust III are collectively referred to in this Statement as the "Trusts" and are each referred to as a "Trust." The Funds' financial statements and accompanying notes that appear in the Fund's annual and semi-annual reports are incorporated by reference into this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge, by calling 800-225-5478.

                               Table of Contents

                                                      Part I                                                       Page
                                                                                                                   ----
    Investment Restrictions                                                                                         ii
    Fund Charges and Expenses                                                                                       ix
    Ownership of Fund Shares                                                                                        xv
    Investment Performance of the Funds                                                                            xix
                                                      Part II

    Miscellaneous Investment Practices                                                                               2
    Management of the Trusts                                                                                        25
    Portfolio Transactions and Brokerage                                                                            43
    Description of the Trusts and Ownership of Shares                                                               53
    How to Buy Shares                                                                                               56
    Net Asset Value and Public Offering Price                                                                       57
    Reduced Sales Charges - Class A Shares Only                                                                     58
    Shareholder Services                                                                                            60
    Redemptions                                                                                                     66
    Standard Performance Measures                                                                                   69
    Income Dividends, Capital Gain Distributions and Tax Status                                                     74
    Financial Statements                                                                                            77
    Appendix A - Description of Bond Ratings                                                                        78
    Appendix B - Media That May Contain Fund Information                                                            80
    Appendix C - Advertising and Promotional Literature                                                             81

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

          The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Except in the case of those restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.


CDC Nvest Government Securities Fund

CDC Nvest Government Securities Fund (the "Government Securities Fund") will not:

*(1) Invest in any securities other than U.S. government securities, put and call options thereon, futures contracts, options on futures contracts and repurchase agreements;

*(2) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell interest rate futures contracts and related options;

*(3) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin);

*(4) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time. (It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made with respect to securities subject to outstanding options);

*(5) Make loans to other persons (except as provided in restriction (6) below); provided that for purposes of this restriction the investment in repurchase agreements shall not be deemed to be the making of a loan;

*(6) Lend its portfolio securities in excess of 15% of its total assets, taken at market value;

*(7)    Issue senior securities, borrow money or pledge its assets; provided,
                                                                    --------
        however, that the Fund may borrow from a bank as a temporary measure for
        -------
        extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings; and, provided, further,
                                                          --------  -------
        that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total net assets. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security);

*(8) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

*(9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts;

*(10) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company; or

+(11) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees).

          Although the Government Securities Fund may from time to time loan its portfolio securities and issue senior securities, borrow money or pledge its assets to the extent permitted by investment restrictions (5), (6) and (7) above, the Fund has no current intention of engaging in such investment techniques.


CDC Nvest Limited Term U.S. Government Fund

CDC Nvest Limited Term U.S. Government Fund (the "Limited Term U.S. Government Fund") will not:

*(1) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin);

*(2) Make short sales of securities unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time;

*(3) Issue senior securities, borrow money or pledge its assets; provided, however, that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 10% (taken at the current value) of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total net assets. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts, and collateral arrangements with respect to initial and variation margin, are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or options are deemed to be the issuance of a senior security);

*(4) Invest more than 25% of its total assets (taken at current value) in securities of businesses in the same industry (for this purpose, telephone, electric, water and gas utilities are considered separate industries);

*(5) Make loans, except by the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness that are a part of an issue to the public or to financial institutions, or by lending portfolio securities to the extent set forth in Part II of this Statement under "Miscellaneous Investment Practices -- Loans of Portfolio Securities" provided that for purposes of this restriction, investment in repurchase agreements shall not be deemed to be the making of a loan;

*(6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts, currency futures contracts and options related to such futures contracts. (This restriction does not prevent the Fund from purchasing securities of companies investing or dealing in the foregoing);

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(8)    Make investments for the purpose of exercising control or management;

*(9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof; or

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust II's trustees).

          Although the Fund may from time to time make short sales, issue senior securities, borrow money or pledge its assets to the extent permitted by the investment restrictions set forth above, the Fund has no current intention of engaging in such investment techniques.


CDC Nvest Short Term Corporate Income Fund

CDC Nvest Short Term Corporate Income Fund (the "Short Term Corporate Income Fund") will not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries);

*(2) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin);

*(3) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time. (It is the current intention of the Fund, which may change without shareholder approval, to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made with respect to securities covering outstanding options);

*(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(5)    Issue senior securities, borrow money or pledge its assets; provided,
                                                                    --------
        however, that the Fund may borrow from a bank as a temporary measure for
        -------
        extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings; and, provided, further,
                                                          --------  -------
        that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total net assets. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate future contracts, and options on interest rate futures contracts, collateral arrangements with respect to interest rate caps, floors or swap arrangements, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither (i) such arrangements, (ii) the purchase or sale of futures or related options, (iii) interest rate caps and floors nor (iv) interest rate swap agreements, where assets are segregated to cover the Fund's obligations thereunder, are deemed to be the issuance of a senior security);

*(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

*(7) Purchase or retain securities of any issuer if officers and trustees of the Trust or officers and directors of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer, together own more than 5%;

*(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, that are a part of an issue to the public or to financial institutions, or by lending portfolio securities to the extent set forth under "Miscellaneous Investment Practices - Loans of Portfolio Securities" in Part II of this Statement. (This restriction 8 does not limit the Fund's ability to engage in repurchase agreement transactions);

*(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts, currency futures contracts and options related to such futures contracts, and may purchase interest rate caps and floors and enter into interest rate swap agreements. (This restriction does not prevent the Fund from purchasing securities of companies investing or dealing in the foregoing);

*(10) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(11)   Make investments for the purpose of exercising control or management;

*(12) Participate on a joint or joint and several basis in any trading account in securities;

*(13) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to fixed-income securities and currencies and with respect to futures contracts on fixed-income securities or currencies;

*(14) Purchase any illiquid security, including securities that are not readily marketable, if, as a result, more than 10% of the Fund's total net assets (based on current value) would then be invested in such securities. (The staff of the Securities and Exchange Commission (the "SEC") is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view); or

*(15) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.

          Although the Fund may loan its portfolio securities and issue senior securities, borrow money, pledge its assets, and invest in the securities of other investment companies to the extent permitted by investment restrictions
(5), (8) and (15) above, the Fund has no current intention of engaging in such investment activities.


CDC Nvest Strategic Income Fund

CDC Nvest Strategic Income Fund (the "Strategic Income Fund") will not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(3) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer (such percentage limitations apply to closed-end management investment companies as well);

*(4) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(5) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(6) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(7) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(9) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

(10) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts;

+(11) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees);

*(12) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (5) above; any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts or other similar contracts and options on futures contracts, swap contracts or other similar contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar contracts or options on futures contracts, swap contracts or other similar contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)


CDC Nvest Bond Income Fund

CDC Nvest Bond Income Fund (the "Bond Income Fund") will not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries);

*(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;

*(3) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(4) Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower;

*(5)    Pledge more than 15% of its total assets (taken at cost);

*(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

*(7) Purchase or retain securities of any company if officers and trustees of CDC Nvest Funds Trust I or of any investment adviser or subadviser of the Bond Income Fund who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

*(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are part of an issue to the public, or by lending portfolio securities to the extent set forth under "Miscellaneous Investment Practices -- Loans of Portfolio Securities" in Part II of this Statement;

*(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate (except that the Bond Income Fund may buy and sell marketable securities of companies, including real estate investment trusts, which may represent indirect interests in real estate; may buy and sell futures contracts on securities or on securities indexes and may write, purchase or sell put or call options on such futures contracts or indexes; and may enter into currency forward contracts);

*(10)   Act as underwriter;

*(11)   Make investments for the purpose of exercising control or management;

*(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them, or to facilitate such transactions is not considered participating in a trading account in securities);

*(13)   Write, purchase or sell options or warrants, except that the Fund may
        (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or part of a unit offering involving, other securities, and
        (b) write, purchase or sell put or call options on securities, securities indexes or futures contracts; or

*(14) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. (Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company);

*(15) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (4) above; any pledge or other encumbrance of assets permitted by restriction (5) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom; or

+(16) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees.)


CDC Nvest High Income Fund

CDC Nvest High Income Fund (the "High Income Fund") will not:

*(1) Buy more than 10% of the voting securities or more than 10% of all of the securities of any issuer, or invest to control or manage any company;

*(2) Purchase securities on "margin," except for short-term credits as needed to clear securities purchases;

*(3) Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the value of its total assets would be invested in such securities;

*(4) Purchase securities, other than shares of the Fund, from or sell portfolio securities to its directors or officers, or firms they are affiliated with as principals, except as permitted by the regulations of the SEC;

*(5) Purchase or sell commodities or commodity contracts, or write, purchase or sell options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indexes and (b) write, purchase or sell put or call options on securities, on securities indexes or on futures contracts of the type referred to in clause (a) of this restriction;

*(6) Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, repurchase agreements, bonds, or other evidences of indebtedness or deposits with banks or other financial institutions may be considered loans;

*(7)    Make short sales of securities or maintain a short position;

*(8) Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein;

*(9) Purchase or sell interests in oil and gas or other mineral exploration or development programs, provided that the Fund may invest in securities issued by companies which do invest in or sponsor such programs;

*(10)   Underwrite the securities of other issuers;

*(11) Invest more than 10% of the value of its total assets, in the aggregate, in repurchase agreements maturing in more than seven days and restricted securities;

*(12) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries);

*(13) Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 33 1/3% of its total assets;

*(14) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (13) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust II's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom; or

+(15) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust II's trustees.)

--------------------------------------------------------------------------------

                           FUND CHARGES AND EXPENSES

--------------------------------------------------------------------------------

ADVISORY FEES

          Pursuant to separate advisory agreements, each dated October 30, 2000, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset Management Advisers", formerly Nvest Funds Management, L.P.) has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, each Fund has agreed to pay CDC IXIS Asset Management Advisers a gross advisory fee at the annual rates set forth in the following table, which fees maybe reduced by the amount of any subadvisory fees payable by the Fund to its subadviser pursuant to any subadvisory agreement:

                                                    Advisory fee payable by Fund to CDC IXIS
                                                          Asset Management Advisers
                    Fund                            (as a percentage of average daily net
                                                              assets of the Fund)
   ----------------------------------------    ----------------------------------------------
   Short Term Corporate Income                  0.55%   of the first $200 million
                                                0.51%   of the next $300 million
                                                0.47%   of amounts in excess of $500 million

   Bond Income Fund                             0.50%   of the first $100 million
                                               0.375%   of amounts in excess of $100 million

   Government Securities Fund and               0.65%   of the first $200 million
   Limited Term U.S. Government Fund             0.625% of the next $300 million
                                                0.60%   of amounts in excess of $500 million

   High Income Fund                             0.70%   of the first $200 million
                                                0.65%   of amounts in excess of $200 million

   Strategic Income Fund                        0.65%   of the first $200 million
                                                0.60%   of amounts in excess of $200 million

          Each advisory agreement provides that CDC IXIS Asset Management Advisers may delegate its responsibilities thereunder to another party.

Pursuant to separate subadvisory agreements, each dated October 2000, CDC IXIS Asset Management Advisers has delegated responsibility for managing the investment and reinvestment of the Strategic Income Fund's and the High Income Fund's assets to Loomis Sayles & Company, L.P. ("Loomis Sayles"), as subadviser. Pursuant to separate interim subadvisory agreements, each dated June 2001 CDC IXIS Asset Management Advisers has delegated responsibility for managing the investment and reinvestment of the other Funds' assets to Loomis Sayles, as subadviser. Each Fund's interim subadvisory agreement will continue in effect for 150 days or, if earlier, until shareholders of each Fund approve a new subadvisory agreement at a special shareholder meeting scheduled for September 2001. For the services described in the subadvisory agreements, each Fund has agreed to pay Loomis Sayles a subadvisory fee at the annual rate set forth in the following table:

                                                                         Subadvisory fee payable to subadviser
                    Fund                     Subadviser           (as a percentage of average daily net assets of the
                                                                                         Fund)
--------------------------------------    ------------------    --------------------------------------------------------
Short Term Corporate Income Fund            Loomis Sayles          0.275%     of the first $200 million
                                                                   0.255%     of the next $300 million
                                                                   0.235%     of amounts in excess of $500 million

Bond Income Fund                            Loomis Sayles          0.250%     of the first $100 million
                                                                  0.1875%     of amounts in excess of $100 million

Government Securities Fund and              Loomis Sayles          0.325%     of the first $200 million
Limited Term U.S. Government Fund                                 0.3125%     of the next $300 million
                                                                   0.300%     of amounts in excess of $500 million

High Income Fund and                        Loomis Sayles          0.350%     of the first $200 million
Strategic Income Fund                                              0.300%     of amounts in excess of $200 million


          CDC IXIS Asset Management Advisers has given a binding undertaking, which is in effect until May 1, 2002, to Short Term Corporate Income Fund to reduce its fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's total operating expenses to an annual rate of 0.90%, 1.65%, 1.65% and 0.60% of the average daily net assets of the Fund's Class A, Class B, Class C and Class Y shares, respectively. The undertaking will be binding on CDC IXIS Asset Management Advisers until May 1, 2002, subject to the obligation of the Fund to pay such deferred fees and expenses in later periods to the extent that the Fund's expenses fall below the annual rate of 0.90% of average daily net assets for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares and 0.60% for Class Y shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee was deferred. The recapture period for expenses incurred prior to December 31, 1998 is two years.

          In 1998, each subadvisory agreement was amended to add the relevant Fund as a party and to provide that the subadvisory fees payable under such agreement are payable by the Fund rather than by CDC IXIS Asset Management Advisers. Also in 1998, the advisory agreement for each Fund was amended to provide that the advisory fees payable by the Fund to CDC IXIS Asset Management Advisers are reduced by the amounts of any subadvisory fees paid directly by the Fund to its subadviser. These amendments to the Funds' advisory and subadvisory agreements did not change the management and subadvisory fee rates under the agreements, or the services to be provided to the Funds by CDC IXIS Asset Management Advisers and the subadvisers under the agreements. Furthermore, these amendments did not change the overall level of fees payable by any Fund.

         For the last three fiscal years, the advisory fees payable by the Funds (before any voluntary reductions and any reduction by the amount of any subadvisory fees paid by the Fund to its subadviser) and the advisory fee actually paid by the Funds were as follows:

             Government Securities Fund
             --------------------------

                                                   1998       1999       2000
                                                   ----       ----       ----

             Total Advisory Fee                  $728,262   $694,061   $564,715

             CDC IXIS Asset Management Advisers
                      Fee Earned                 $364,131   $347,031   $282,357
                                                 --------   --------   --------
                      Total Paid                 $364,131   $347,031   $282,357

             Back Bay Advisors
                      Fee Earned                 $364,131   $347,030   $282,358
                                                 --------   --------   --------
                      Total Paid                 $364,131   $347,030   $282,358

    Limited Term U.S. Government Fund
    ---------------------------------

                                            1998         1999          2000
                                         ----------   ----------    ----------
    Total Advisory Fee                   $1,591,988   $1,351,488    $  984,627
    CDC IXIS Asset Management Advisers
          Fee Earned                     $  795,994   $  675,744    $  492,314
                                         ----------   ----------    ----------
          Total Paid                     $  795,994   $  675,744    $  492,314
    Back Bay Advisors
          Fee Earned                     $  795,994   $  675,744    $  492,313
                                         ----------   ----------    ----------
          Total Paid                     $  795,994   $  675,744    $  492,313

    Short Term Corporate Income Fund
    --------------------------------
                                            1998         1999          2000
                                         ----------   ----------    ----------
    Total Advisory Fee                   $1,013,997   $  472,893    $  375,879
    CDC IXIS Asset Management Advisers
          Fee Earned                     $  506,999   $  236,447    $  187,940
          Amount Waived                  $  312,575   $  221,638    $  145,879
                                         ----------   ----------    ----------
          Total Paid                     $  194,424   $   14,809    $   42,061
    Back Bay Advisors
          Fee Earned                     $  506,998   $  236,446    $  187,939
          Amount Waived                  $  312,575   $  221,639    $  145,878
                                         ----------   ----------    ----------
          Total Paid                     $  194,423   $   14,807    $   42,061

    Strategic Income Fund
    ---------------------
                                            1998         1999          2000
                                         ----------   ----------    ----------
    Total Advisory Fee                   $2,142,686   $1,907,366    $1,821,471
    CDC IXIS Asset Management Advisers
          Fee Earned                     $1,021,343   $  903,681    $  860,735
                                         ----------   ----------    ----------
          Total Paid                     $1,021,343   $  903,681    $  860,735
    Loomis Sayles
          Fee Earned                     $1,121,343   $1,003,685    $  960,736
                                         ----------   ----------    ----------
          Total Paid                     $1,121,343   $1,003,685    $  960,736

    Bond Income Fund
    ----------------
                                            1998         1999          2000
                                         ----------   ----------    ----------
    Total Advisory Fee                   $1,115,200   $1,354,356    $1,240,185
    CDC IXIS Asset Management Advisers
          Fee Earned                     $  557,600   $  677,178    $  620,092
                                         ----------   ----------    ----------
          Total Paid                     $  557,600   $  677,178    $  620,092
    Back Bay Advisors

          Fee Earned                     $  557,600   $  677,178    $  620,093
                                         ----------   ----------    ----------
          Total Paid                     $  557,600   $  677,178    $  620,093

    High Income Fund
    ----------------
                                            1998         1999          2000
                                         ----------   ----------    ----------
    Total Advisory Fee                   $  899,082   $1,085,124    $  905,934
    CDC IXIS Asset Management Advisers
          Fee Earned                     $  449,541   $  542,562    $  452,967
                                         ----------   ----------    ----------
          Total Paid                     $  449,541   $  542,562    $  452,967
    Loomis Sayles
          Fee Earned                     $  449,541   $  542,562    $  452,967
                                         ----------   ----------    ----------
          Total Paid                     $  449,541   $  542,562    $  452,967





BROKERAGE COMMISSIONS

     In 1998, 1999 and 2000, Government Securities Fund paid total brokerage commissions of $1,655, $0 and $0, respectively.

     In 1998, 1999 and 2000, Limited Term U.S. Government Fund paid total brokerage commissions of $609,640, $0 and $0, respectively.

     In 1998, 1999 and 2000, Strategic Income Fund paid total brokerage commissions of $69,654, $15,466 and $0, respectively.

     In 1998, 1999 and 2000, Short Term Corporate Income Fund paid no brokerage commissions.

     In 1998, 1999 and 2000, Bond Income Fund paid no brokerage commissions.

     In 1998, 1999 and 2000, High Income Fund paid no brokerage commissions.


     For more information about the Funds' portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.


SALES CHARGES AND 12B-1 FEES

     As explained in Part II of this Statement, the Class A, Class B and, in the case of the Limited Term U.S. Government, Short Term Corporate Income, Bond Income, High Income and Strategic Income Funds, Class C shares of each Fund pay the Distributor a fee pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Funds during the fiscal years ended December 31, 1998, 1999 and 2000:

                  Fund                      1998        1999         2000
    ---------------------------------       ----        ----         ----
    Government Securities Fund           $  251,899  $  234,846  $  187,097  (Class A)
                                         $   70,781  $   99,838  $   88,844  (Class B)

    Limited Term U.S. Government Fund    $  727,464  $  605,537  $  450,933  (Class A)
                                         $  167,187  $  164,763  $  121,510  (Class B)
                                         $  157,691  $  112,910  $   71,993  (Class C)

    Short Term Corporate Income Fund*    $  444,423  $  204,810  $  161,100  (Class A)
                                         $   31,994  $   36,457  $   34,524  (Class B)
                                         $      100  $    4,278  $    4,495  (Class C)

    Bond Income Fund                     $  508,997  $  560,299  $  453,608  (Class A)
                                         $  471,018  $  804,437  $  916,336  (Class B)
                                         $   69,702  $  124,521  $  135,121  (Class C)

    High Income Fund**                   $  179,477  $  191,143  $  153,426  (Class A)
                                         $  533,715  $  689,945  $  607,186  (Class B)
                                         $   32,113  $   95,684  $   73,309  (Class C)

    Strategic Income Fund                $  354,155  $  318,145  $  307,109  (Class A)
                                         $1,458,910  $1,313,549  $1,246,660  (Class B)
                                         $  528,954  $  426,145  $  392,600  (Class C)


    * The Short Term Corporate Income Fund first offered Class C shares on December 7, 1998.

   ** The High Income Fund first offered Class C shares on March 2, 1998.

      During the fiscal year ended December 31, 2000, the Distributor's expenses relating to each Fund's 12b-1 plans were as follows (Class B compensation to investment dealers exclude advanced commissions sold to a third party):

      Government Securities Fund
      (Class A shares)
      Compensation to Investment Dealers                                      $  187,024
      Compensation to Distributor's Sales Personnel and Other Related Costs   $  207,550
                                                                              ----------
                                                       TOTAL                  $  394,574

      (Class B shares)
      Compensation to Investment Dealers                                      $   83,175
      Compensation to Distributor's Sales Personnel and Other Related Costs   $   55,643
                                                                              ----------
                                                       TOTAL                  $  138,818

      Limited Term U.S. Government Fund

      (Class A shares)
      Compensation to Investment Dealers                                      $  322,300
      Compensation to Distributor's Sales Personnel and Other Related Costs   $  305,579
                                                                              ----------
                                                       TOTAL                  $  627,879

      (Class B shares)
      Compensation to Investment Dealers                                      $  118,015
      Compensation to Distributor's Sales Personnel and Other Related Costs   $   16,264
                                                                              ----------
                                                       TOTAL                  $  134,279

      (Class C shares)

      Compensation to Investment Dealers                                      $   63,781
      Compensation to Distributor's Sales Personnel and Other Related Costs   $    8,367
                                                                              ----------
                                                       TOTAL                  $   72,148

      Short Term Corporate Income Fund

      (Class A shares)
      Compensation to Investment Dealers                                      $  161,618
      Compensation to Distributor's Sales Personnel and Other Related Costs   $   56,895
                                                                              ----------
                                                       TOTAL                  $  218,513

      (Class B shares)
      Compensation to Investment Dealers                                      $   32,207
      Compensation to Distributor's Sales Personnel and Other Related Costs   $   19,034
                                                                              ----------
                                                       TOTAL                  $   51,241

      (Class C shares)
      Compensation to Investment Dealers                                      $    2,426
      Compensation to Distributor's Sales Personnel and Other Related Costs   $    1,836
                                                                              ----------
                                                       TOTAL                  $    4,261

      Strategic Income Fund

      (Class A shares)
      Compensation to Investment Dealers                                      $  301,499
      Compensation to Distributor's Sales Personnel and Other Related Costs   $  410,326
                                                                              ----------
                                                       TOTAL                  $  711,825

      (Class B shares)
      Compensation to Investment Dealers                                      $1,188,699
      Compensation to Distributor's Sales Personnel and Other Related Costs   $  465,068
                                                                              ----------
                                                       TOTAL                  $1,653,767

      (Class C shares)
      Compensation to Investment Dealers                                      $  372,059
      Compensation to Distributor's Sales Personnel and Other Related Costs   $  135,017
                                                                              ----------
                                                       TOTAL                  $  507,076

      Bond Income Fund

      (Class A shares)
      Compensation to Investment Dealers                                      $  468,492
      Compensation to Distributor's Sales Personnel and Other Related Costs   $  880,412
                                                                              ----------
                                                       TOTAL                  $1,348,904

      (Class B shares)
      Compensation to Investment Dealers                                      $  831,560
      Compensation to Distributor's Sales Personnel and Other Related Costs   $  652,739
                                                                              ----------
                                                       TOTAL                  $1,484,299

      (Class C shares)
      Compensation to Investment Dealers                                      $   98,862
      Compensation to Distributor's Sales Personnel and Other Related Costs   $   64,866
                                                                              ----------
      TOTAL                                                                   $  163,728

      High Income Fund

      (Class A shares)
      Compensation to Investment Dealers                                      $  152,386

      Compensation to Distributor's Sales Personnel and Other Related Costs   $  189,632
                                                                              ----------
                                                       TOTAL                  $  342,017

      (Class B shares)
      Compensation to Investment Dealers                                      $  563,929
      Compensation to Distributor's Sales Personnel and Other Related Costs   $  196,490
                                                                              ----------
                                                       TOTAL                  $  760,419

      (Class C shares)
      Compensation to Investment Dealers                                      $   60,999
      Compensation to Distributor's Sales Personnel and Other Related Costs   $   21,510
                                                                              ----------
                                                       TOTAL                  $   82,509

     Of the amounts listed above as compensation to investment dealers, the following amounts shown in the table below were paid by the Distributor to New England Securities Corporation ("New England Securities"), MetLife Securities, Inc. ("MetLife Securities") and Nathan & Lewis Securities, Inc. ("Nathan & Lewis"), broker-dealer affiliates of the Distributor until October 30, 2000. New England Securities, MetLife Securities and Nathan & Lewis paid substantially all of the fees they received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.


New England Securities
----------------------
                                         Class A     Class B      Class C
                                         -------     -------      -------
      Government Securities Fund         $110,671    $  6,118     $      0
      Short Term Corporate Income Fund   $ 53,579    $  2,315     $  1,614
      Bond Income Fund                   $204,458    $ 40,601     $ 23,648
      High Income Fund                   $ 51,587    $ 15,624     $  9,733
      Limited Term U.S. Government Fund  $165,462    $ 11,557     $  5,266
      Strategic Income Fund              $142,636    $ 62,901     $ 47,232

MetLife Securities
------------------
                                         Class A     Class B      Class C
                                         -------     -------      -------
      Government Securities Fund         $  1,466    $  1,157     $      0
      Short Term Corporate Income Fund   $    904    $    613     $      0
      Bond Income Fund                   $  9,133    $  7,703     $      0
      High Income Fund                   $  5,841    $  4,020     $      0
      Limited Term U.S. Government Fund  $  1,631    $    187     $      0
      Strategic Income Fund              $  4,337    $  9,458     $      0

Nathan & Lewis
--------------
                                         Class A     Class B      Class C
                                         -------     -------      -------
      Government Securities Fund         $    239    $    121     $      0
      Short Term Corporate Income Fund   $    646    $     13     $      0
      Bond Income Fund                   $  1,264    $    103     $    147
      High Income Fund                   $    221    $     66     $      0
      Limited Term U.S. Government Fund  $    577    $     15     $      0
      Strategic Income Fund              $    489    $    283     $    202


--------------------------------------------------------------------------------

                           OWNERSHIP OF FUND SHARES

--------------------------------------------------------------------------------

     As of April 2, 2001, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the indicated classes set forth below.


                                                                                          Ownership
                                                                                          ---------
        Fund                       Shareholder and Address                                Percentage
        ----                       -----------------------                                ----------
Government Securities Fund

Class B Shares                     MLPF&S For the Sole Benefit of It's Customers              7.07%
                                   Attn Fund Administration ML# 97CH8
                                   4800 Deer Lake Dr East, 2/nd/ Fl
                                   Jacksonville, FL 32246-6484

Class Y Shares                     New England Mutual Life Insurance Company                100.00%
                                   Separate Investment Accounting
                                   Attn Brenda Harmon
                                   501 Boylston Street, 6/th/ Floor
                                   Boston, MA 02116-3769

Limited Term U.S. Government Fund

Class C Shares                     The Bank of New York as Funds Custodian for                6.65%
                                   the City of Forsyth Georgia
                                   100 Ashford Center N Ste 520
                                   Atlanta, GA 30338-4865

                                   Lynspen and Company for Reinvestment                      21.11%
                                   P.O. Box 830804
                                   Birmingham, AL 35283-0804

Class Y Shares                     New England Mutual Life Ins Co                            47.55%
                                   Separate Investment Accounting
                                   Attn Brenda Harmon
                                   501 Boylston Street, 6/th/ Floor
                                   Boston, MA 02116-3769

                                   The New England Life Insurance Company                    15.49%
                                   C/O Mary Beth Klein
                                   Insurance Accounting, 6/th/ Floor
                                   501 Boylston Street
                                   Boston, MA 02116-3738

                                   Chase Manhattan Bank Directed Trustee for                 36.96%
                                   Metlife Defined Contribution Group
                                   Attn Brenda Hager
                                   770 Broadway, Fl 10
                                   New York, NY 10003-9522

Short Term Corporate Income Fund

Class A Shares                     County of San Benito                                       7.47%
                                   Mary Lou Andrade
                                   County Treasurer
                                   440 Fifth Street Room 107
                                   Hollister, CA 95023-3843

                                   Treasurer County of Lake                                  10.50%
                                   255 No Forbes Street Rm 215

                                   Lakeport, CA 95453

                                   National Auto Dealers Assoc                                8.25%
                                   8400 Westpark Dr
                                   Mclean, VA 22102-3522

                                   Painewebber for the Benefit of the Cato                    6.88%
                                   Corporation Attn Stuart Uselton
                                   P.O. Box 34216
                                   Charlotte, NC 28234-4216

Class B Shares                     MLPF&S For the Sole Benefit of It's Customers              5.83%
                                   Attn Fund Administration ML#97CH6
                                   4800 Deer Lake Dr East, 2/nd/ Fl
                                   Jacksonville, FL 32246-6484

Class C Shares                     McDonald Investments Inc FBO                              44.52%
                                   66585101
                                   800 Superior Ave Suite 2100
                                   Cleveland, OH 44114-2601


                                   Salomon Smith Barney Inc.                                 45.34%
                                   00137337312
                                   333 West 34/th/ Stret, 3/rd/ Floor
                                   New York, NY 10001


Strategic Income Fund

Class C Shares                     Lynspen & Company                                          5.10%
                                   FBO Atlanta Regional Commission
                                   P.O. Box 830804
                                   Birmingham, AL 35283-0804

Class Y Shares                     MetLife Insurance Company                                100.00%
                                   Attn Adrienne Lavis
                                   Mellon Bank
                                   Attn: Queen Roberts
                                   1 Mellon Bank Center
                                   Pittsburgh, PA 15259-0001

Bond Income Fund

Class A Shares                     MLPF&S For the Sole Benefit of It's Customers              5.80%
                                   Attn Fund Administration ML#98484
                                   4800 Deer Lake Dr East, 2/nd/ FL
                                   Jacksonville, FL 32246-6484

Class B Shares                     MLPF&S For the Sole Benefit of It's Customers             12.95%
                                   Attn Fund Administration ML#97CJ0
                                   4800 Deer Lake Dr East, 2/nd/ FL
                                   Jacksonville, FL 32246-6484

Class C Shares                     MLPF&S For the Sole Benefit of It's Customers             19.84%
                                   Attn Fund Administration ML#97UD1
                                   4800 Deer Lake Dr East, 2/nd/ FL
                                   Jacksonville, FL 32246-6484

                                   Lynspen & Company                                          8.91%
                                   FBO Atlanta Regional Commission

                                   P.O. Box 830804
                                   Birmingham, AL 35283-0804

Class Y Shares                     MLPF&S For the Sole Benefit of It's Customers             12.88%
                                   Attn Fund Administration ML#97PN8
                                   4800 Deer Lake Dr East, 2/nd/ FL
                                   Jacksonville, FL 32246-6484

                                   New England life Insurance Co.                            12.38%
                                   C/O Mary Beth Klein
                                   Insurance Accounting 6/th/ Flr
                                   501 Boylston Street
                                   Boston, MA 02116-3769

                                   Metropolitan Life Insurance Co                            12.44%
                                   C/O GADC-Gerald Hart-Agency
                                   Operations NELICO
                                   501 Boylston Street, 10/th/ Fl
                                   Boston, MA 02116-3769

                                   Chase Manhattan Bank Directed Trustee                     26.84%
                                   MetLife Defined Contribution Group
                                   4 New York Plz Fl 2
                                   New York, NY 10004-2413

                                   MetLife Insurance Company                                 23.99%
                                   Attn Adrienne Lavis
                                   2 Montogomery St 3/rd/ FL
                                   Jersey City, NJ 07302-3802

                                   Parbanc Co                                                 9.57%
                                   514 Market Street
                                   Parkersburg, WV 26101-5144

High Income Fund

Class B Shares                     MLPF&S For the Sole Benefit of It's Customers              7.94%
                                   Attn Fund Administration ML#97CJ3
                                   4800 Deer Lake Dr East, 2/nd/ FL
                                   Jacksonville, FL 32246-6484

Class C Shares                     MLPF&S For the Sole Benefit of It's Customers              9.25%
                                   Attn Fund Administration ML#97UA1
                                   4800 Deer Lake Dr East, 2/nd/ FL
                                   Jacksonville, FL 32246-6484

                                   Lynspen & Company                                          8.99%
                                   FBO Atlanta Regional Commission
                                   P.O. Box 830804
                                   Birmingham, AL 35283-0804

                                     xviii

--------------------------------------------------------------------------------

                      INVESTMENT PERFORMANCE OF THE FUNDS

--------------------------------------------------------------------------------

                     PERFORMANCE RESULTS - PERCENT CHANGE
                        For the Periods Ended 12/31/00*

Government Securities Fund


                                                                     Aggregate                               Average Annual
                                                                   Total Return                               Total Return
                                                       --------------------------------------         --------------------------
Class A shares:  As a % of                               1 Year       5 Years      10 Years             5 Years        10 Years
-------------------------------------------------------  ------       -------      --------             -------        --------
Net Asset Value                                           12.89        28.04        94.33                 5.07           6.87
Maximum Sales Charge                                       7.85        22.31        85.52                 4.11           6.38


                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                    Since                                Since
Class B shares:  As a % of                               1 Year       5 Years     9/23/93**             5 Years        9/23/93**
-------------------------------------------------------  ------       -------     ---------             -------        ---------
Net Asset Value                                           12.07        23.25        36.48                 4.27           4.37
Maximum Sales Charge and Redemption at End of Period***    7.07        21.35        36.48                 3.95           4.37


                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                    Since                               Since
Class Y shares:  As a % of                               1 Year       5 Years     3/31/94**             5 Years        3/31/94**
-------------------------------------------------------  ------       -------     ---------             -------        ---------
Net Asset Value                                           13.50        29.93        53.19                 5.38           6.52

Limited Term U.S. Government Fund

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
Class A shares:  As a % of                               1 Year       5 Years      10 Years             5 Years        10 Years
-------------------------------------------------------  ------       -------      --------             -------        --------
Net Asset Value                                            8.34        25.81        79.60                 4.70           6.03
Maximum Sales Charge                                       5.08        22.07        74.28                 4.07           5.71


                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                    Since                                Since
Class B shares:  As a % of                               1 Year       5 Years     9/27/93**             5 Years         9/27/93**
-------------------------------------------------------  ------       -------     ---------             -------        ---------
Net Asset Value                                            7.66        21.73        31.74                 4.01            3.87
Maximum Sales Charge and Redemption at End of Period***    2.66        19.88        31.74                 3.69            3.87


                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                    Since                               Since
Class C shares:  As a % of                               1 Year       5 Years     12/30/94**            5 Years       12/30/94**
-------------------------------------------------------  ------       -------     ---------             -------       ----------
Net Asset Value                                            7.65        21.71        35.60                 4.01            5.20
Maximum Sales Charge and Redemption at End of Period***    5.59        20.52        34.19                 3.80            5.02

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                    Since                                Since
Class Y shares:  As a % of                               1 Year       5 Years     3/31/94**             5 Years        3/31/94**
-------------------------------------------------------  ------       -------     ---------             -------        ---------
Net Asset Value                                            8.82        28.11        44.91                 5.08            5.65


Short Term Corporate Income Fund****

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                    Since                               Since
Class A shares:  As a % of                               1 Year       5 Years    10/18/91**             5 Years       10/18/91**
-------------------------------------------------------  ------       -------    ----------             -------       ----------
Net Asset Value                                            6.68        27.05        53.70                 4.91           4.78
Maximum Sales Charge                                       3.43        23.21        49.11                 4.26           4.44

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
Class B shares:  As a % of                               1 Year       5 Years     9/13/93**             5 Years       9/13/93**
-------------------------------------------------------  ------       -------     ---------             -------       ---------
Net Asset Value                                            5.90        22.37        32.04                 4.12          3.88
Maximum Sales Charge and Redemption at End of Period***    0.90        20.47        32.04                 3.79          3.88

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                 Since                          Since
Class C shares:  As a % of                                    1 Year           12/7/98**                      12/7/98**
-------------------------------------------------------       ------           ---------                      ---------
Net Asset Value                                                 5.90              7.46                          3.54
Maximum Sales Charge and Redemption at End of Period***         3.86              6.44                          3.07

Strategic Income Fund

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                       Since                              Since
Class A shares:  As a % of                               1 Year       5 Years      5/1/95**             5 Years        5/1/95**
-------------------------------------------------------  ------       -------      --------             -------        --------
Net Asset Value                                            0.68        38.90         53.32                6.79           7.83
Maximum Sales Charge                                      -3.86        32.67         46.41                5.82           6.96


                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                    Since                                Since
Class B shares:  As a % of                               1 Year       5 Years      5/1/95**             5 Years        5/1/95**
-------------------------------------------------------  ------       -------      --------             -------        --------
Net Asset Value                                           -0.15        33.70         46.66                5.98           6.99
Maximum Sales Charge and Redemption at End of Period***   -4.79        32.04         45.79                5.72           6.88

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                     Since                              Since
Class C shares:  As a % of                               1 Year       5 Years      5/1/95**             5 Years        5/1/95**
-------------------------------------------------------  ------       -------      --------             -------        --------
Net Asset Value                                           -0.15        33.62         46.33                5.97           6.95
Maximum Sales Charge and Redemption at End of Period***   -2.09        32.30         44.83                5.76           6.75

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                 Since                          Since
Class Y shares:  As a % of                                     1 Year          12/1/99**                      12/1/99**
-------------------------------------------------------       ------           ---------                      ---------
Net Asset Value                                                 1.04              3.72                           3.44

Bond Income Fund

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
Class A shares:  As a % of                               1 Year       5 Years      10 Years             5 Years        10 Years
-------------------------------------------------------  ------       -------      --------             -------        --------
Net Asset Value                                            7.39        33.94        120.44                6.07           8.25
Maximum Sales Charge                                       2.58        27.94        110.59                5.10           7.76

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                    Since                               Since
Class B shares:  As a % of                               1 Year       5 Years     9/13/93**             5 Years       9/13/93**
-------------------------------------------------------  ------       -------     ---------             -------       ---------
Net Asset Value                                            6.51        29.24         46.17                5.26           5.34
Maximum Sales Charge and Redemption at End of Period***    1.51        27.38         46.17                4.96           5.34

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                    Since                              Since
Class C shares:  As a % of                               1 Year       5 Years    12/30/94**             5 Years       12/30/94**
-------------------------------------------------------  ------       -------    ----------             -------       ---------
Net Asset Value                                            6.50        29.34        52.86                 5.28           7.32
Maximum Sales Charge and Redemption at End of Period***    4.42        28.10        51.33                 5.08           7.15

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                    Since                              Since
Class Y shares:  As a % of                               1 Year       5 Years    12/30/94**             5 Years      12/30/94**
-------------------------------------------------------  ------       -------    ----------             -------      ----------
Net Asset Value                                            7.60        35.71        63.80                 6.30          8.57

High Income Fund

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
Class A shares:  As a % of                               1 Year       5 Years     10 Years              5 Years       10 Years
-------------------------------------------------------  ------       -------     --------              -------       --------
Net Asset Value                                          -16.09        13.70       126.37                 2.60          8.51
Maximum Sales Charge                                     -19.85         8.62       116.07                 1.67          8.01

                                                                    Aggregate                              Average Annual
                                                                  Total Return                              Total Return
                                                       --------------------------------------         --------------------------
                                                                                    Since                               Since
Class B shares:  As a % of                               1 Year       5 Years     9/20/93**             5 Years       9/20/93**
-------------------------------------------------------  ------       -------     ---------             -------       ---------
Net Asset Value                                          -16.59         9.75        22.20                 1.88           2.79
Maximum Sales Charge and Redemption at End of Period***  -20.34         8.36        22.20                 1.62           2.79

                                                                     Aggregate                   Average Annual
                                                                   Total Return                   Total Return
                                                            ---------------------------     --------------------------
                                                                              Since                   Since
Class C shares:  As a % of                                    1 Year         3/2/98**                3/2/98**
-----------------------------------------------------------   ------         --------                --------
Net Asset Value                                               -16.59          -17.20                   -6.45
Maximum Sales Charge and Redemption at End of Period***       -18.13          -18.02                   -6.77

* Federal regulations require this example to be calculated using a $1,000 investment. However, the normal minimum initial investment in shares of the Funds is $2,500.

** Commencement of Fund operations or offering of the indicated class of shares.

*** Class C share performance assumes a 1.00% front-end sales charge and, for the 1 year period, a 1.00% CDSC when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000 are subject to the 1.00% front-end load. Class C shares for accounts established before December 1, 2000 are not subject to the 1.00% front-end load.

**** The Fund (formerly New England Adjustable Rate U.S. Government Fund) changed its name, investment policies and comparative indices on December 7, 1998.

                          YIELD FOR THE 30-DAY PERIOD
                                ENDED 12/31/00*

                             Fund                                 Class A      Class B      Class C      Class Y
--------------------------------------------------------------  -----------  -----------  -----------  -----------
Government Securities Fund....................................      4.80         4.27                      5.30
Limited Term U.S. Government Fund.............................      5.13         4.66         4.61         5.70
Short Term Corporate Income Fund..............................      6.04         5.49         5.44
Strategic Income Fund.........................................     11.66        11.45        11.34
Bond Income Fund..............................................      6.61         6.10         6.04         8.65
High Income Fund..............................................     14.12        14.02        13.88

* Yields for the Class A shares of the Funds are based on the public offering price of a Class A share of the Funds and yields for the Class B, Class C and Class Y shares are based on the net asset value of a share of the Funds.

          Distribution Rate. The Government Securities, Limited Term U.S.
          -----------------
Government, Short Term Corporate Income, Bond Income and High Income Funds may include in their written sales material distribution rates based on the Funds' distributions from net investment income and short-term capital gains for a recent 30-day, three-month or one-year period.

          Distributions of less than one year are annualized by multiplying by the factor necessary to produce twelve months of distributions. The distribution rates are determined by dividing the amount of the particular Fund's distributions per share over the relevant period by either the maximum offering price or the net asset value of a share of the Fund on the last day of the period.


                              DISTRIBUTION RATES
                          FOR PERIODS ENDING 12/31/00

                                 As a % of                           1 month
        -------------------------------------------------------      -------
        Government Securities Fund
         (Class A shares)
         Net Asset Value........................................       5.73
         Maximum Offering Price.................................       5.47

        (Class B shares)

         Net Asset Value........................................       4.94

         (Class Y shares)
         Net Asset Value........................................       6.13

        Limited Term U.S. Government Fund
         (Class A shares)
         Net Asset Value........................................       9.44
         Maximum Offering Price.................................       9.09

         (Class B shares)
         Net Asset Value........................................       8.76

         (Class C shares)
         Net Asset Value........................................       8.76
         Maximum Offering Price.................................       8.67

         (Class Y shares)
         Net Asset Value........................................       9.87

        Short Term Corporate Income Fund
         (Class A shares)
         Net Asset Value........................................      8.97
         Maximum Offering Price.................................      8.69

         (Class B shares)
         Net Asset Value........................................      8.16

         (Class C shares)
         Net Asset Value........................................      8.17
         Maximum Offering Price.................................      8.09

        Strategic Income Fund
         (Class A shares)
         Net Asset Value........................................      9.04
         Maximum Offering Price.................................      8.63

         (Class B shares)
         Net Asset Value........................................      8.26

         (Class C shares)
         Net Asset Value........................................      8.26
         Maximum Offering Price.................................      8.18

         (Class Y shares)
         Net Asset Value........................................      9.37

        Bond Income Fund
         (Class A shares)
         Net Asset Value........................................      7.49
         Maximum Offering Price.................................      7.15

         (Class B shares)
         Net Asset Value........................................      6.69

         (Class C shares)
         Net Asset Value........................................      6.69

                                     xxiii

         Maximum Offering Price.................................      6.62

         (Class Y shares)
         Net Asset Value........................................      7.82

        High Income Fund
         (Class A shares)
         Net Asset Value........................................     15.18
         Maximum Offering Price.................................     14.50

         (Class B shares)
         Net Asset Value........................................     14.35

         (Class C shares)
         Net Asset Value........................................     14.34
         Maximum Offering Price.................................     14.21

          The foregoing data represent past performance only, and are not a representation as to the future results of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

                            [LOGO] CDC Nvest Funds


CDC Nvest Capital Growth Fund                CDC Nvest Mid Cap Growth Fund
CDC Nvest Growth Fund                        CDC Nvest Select Fund
CDC Nvest Growth And Income Fund             CDC Nvest Aew Real Estate Fund
CDC Nvest Balanced Fund                      CDC Nvest Bullseye Fund
CDC Nvest Large Cap Value Fund               CDC Nvest International Equity Fund
(Formerly Nvest Equity Income Fund)

Statement of Additional Information -- PART I

May 1, 2001


     This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the CDC Nvest Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 1, 2001 for Class A, Class B and Class C shares or the Prospectus of the Funds dated May 1, 2001 for Class Y shares (the "Prospectus" or "Prospectuses"). The Statement should be read together with the Prospectuses. Investors may obtain a free copy of the Prospectuses from CDC IXIS Asset Management Distributors, L.P. (the "Distributor", formerly CDC Nvest Funds Distributor, L.P.), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com. Part I of this Statement contains specific information about the Funds. Part II includes information about the Funds as well as other CDC Nvest Funds.

     CDC Nvest Capital Growth Fund, CDC Nvest Growth Fund, CDC Nvest Balanced Fund and CDC Nvest International Equity Fund are each a diversified fund of CDC Nvest Funds Trust I, a registered open-end management investment company that offers a total of twelve funds; CDC Nvest Growth and Income Fund is a diversified fund of CDC Nvest Funds Trust II, a registered open-end management investment company that offers a total of six funds; and CDC Nvest Large Cap Value Fund (formerly Nvest Equity Income Fund) CDC Nvest Mid Cap Growth Fund, CDC Nvest Select Fund and CDC Nvest Bullseye Fund are diversified (Large Cap Value, and Mid Cap Growth Funds) and non-diversified (Select and Bullseye Funds) funds of CDC Nvest Funds Trust III, a registered open-end management investment company that currently offers a total of four funds. CDC Nvest AEW Real Estate Fund is a diversified fund of CDC Nvest Companies Trust I, a registered open-end management investment company that currently offers one fund. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Companies Trust I are collectively referred to in this Statement as the "Trusts" and are each referred to as a "Trust." The Funds' financial statements and accompanying notes that appear in the Funds' annual and semiannual reports are incorporated by reference into this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478.

                               Table of Contents

                                                          Part I                                 Page
                                                                                                 ----
Investment Restrictions                                                                           ii
Fund Charges and Expenses                                                                         ix
Ownership of Fund Shares                                                                          xix
Investment Performance of the Funds                                                               xx
                                                          Part II

Miscellaneous Investment Practices                                                                 2
Management of the Trusts                                                                          25
Portfolio Transactions and Brokerage                                                              43
Description of the Trusts and Ownership of Shares                                                 53

How to Buy Shares                                                                                                 56
Net Asset Value and Public Offering Price                                                                         57
Reduced Sales Charges - Class A Shares Only                                                                       58
Shareholder Services                                                                                              60
Redemptions                                                                                                       66
Standard Performance Measures                                                                                     69
Income Dividends, Capital Gain Distributions and Tax Status                                                       74
Financial Statements                                                                                              77
Appendix A - Description of Bond Ratings                                                                          78
Appendix B - Media That May Contain Fund Information                                                              80
Appendix C - Advertising and Promotional Literature                                                               81

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

        The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended [the "1940 Act"]). Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.


CDC Nvest Capital Growth Fund
CDC Nvest Capital Growth Fund (the "Capital Growth Fund") may not:


(1) With respect to 75% of its total assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);


(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities or securities indexes and (b) enter into currency forward contracts;


+(12) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees); or

*(13) Issue senior securities. (For the purpose of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)


         The staff of the Securities and Exchange Commission (the "SEC") is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.


CDC Nvest Growth Fund
CDC Nvest Growth Fund (the "Growth Fund") will not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry;

*(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;

*(3) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(4) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

*(5)    Pledge more than 15% of its total assets (taken at cost);

*(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

*(7) Purchase or retain securities of any issuer if officers and trustees of CDC Nvest Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer together own more than 5%;

*(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

*(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts. (This restriction does not prevent such Funds from purchasing securities of companies investing in the foregoing);

*(10) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(11)   Make investments for the purpose of exercising control or management;

*(12) Participate on a joint or joint and several basis in any trading account in securities;

*(13) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities;

*(14)   Write options or warrants;

*(15) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. (Under the 1940 Act, the Growth Fund may not (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of the Fund [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company);

*(16) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (4) above; any pledge or other encumbrance of assets permitted by restriction (5) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom; or

+(17) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees.)

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (17) above.

CDC Nvest Growth and Income Fund
CDC Nvest Growth and Income Fund (the "Growth and Income Fund") will not:

*(1) Purchase securities of an issuer if such purchase would cause more than 5% of the market value of the total Fund assets to be invested in the securities of such issuer (exclusive of United States or Canadian government obligations), or if such purchase would cause more than 10% of the securities of such issuer to be held by the Fund;

*(2) Purchase or retain the securities of any issuer if the officers and trustees of CDC Nvest Funds Trust II owning beneficially 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer;

*(3) Purchase the securities issued by any other investment company, except that a purchase involving no commission or profit to a sponsor or dealer (other than a customary broker's commission) is permitted and except that a purchase that is part of a plan of merger or consolidation is permitted;

*(4) Purchase securities issued by companies with a record (including that of their predecessors) of less than three years of continuous operation;


*(5) Purchase securities for the portfolio on margin, make short sales or make loans to persons affiliated with CDC Nvest Funds Trust II;

*(6) Act as underwriter of securities of other issuers, or invest directly in real estate or in commodities or commodity contracts;

*(7) Make loans to other persons, provided, however, that this restriction shall not prohibit the Fund from entering into repurchase agreements with respect to not more than 25% of the Fund's total assets taken at current value. The purchase of a portion of an issue of bonds, notes or debentures publicly distributed or of a type customarily purchased by institutional investors does not constitute the making of loans within the meaning of this restriction;

*(8) Borrow money, except that the Fund may make secured or unsecured bank borrowings, provided that an asset coverage of at least 300% for all such borrowings (including the amount then being borrowed) is maintained as required by the 1940 Act;


*(9) Issue senior securities. (For the purpose of this restriction, none of the following is deemed to be a senior security; any borrowing permitted by restriction (8) above; any collateral arrangements with respect to options, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust II's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom); or

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust II's trustees).

        The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (10) above.

        It is a fundamental policy of the Fund that it will not concentrate its assets in the securities of issuers in the same industry. The Fund intends to abide by the views of the SEC staff on what constitutes industry concentration. Accordingly, the Fund will not make an investment if, immediately thereafter, the Fund would hold more than 25% of its total assets in securities of issuers in any one industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


       The Fund has no present intention of borrowing money except on a temporary basis, as may be needed, to cover redemptions of shares. Should this intention change, the Prospectus will be amended.

CDC Nvest Balanced Fund
CDC Nvest Balanced Fund (the "Balanced Fund") will not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry;

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute senior securities under the 1940 Act;

*(4) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, that this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(6) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act;

+(9) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees.)

(10) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities; or

(11)   Write options or warrants.

         Restrictions (3) and (8) shall be interpreted based upon no action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

CDC Nvest Large Cap Value Fund (formerly Nvest Equity Income Fund) CDC Nvest Large Cap Value Fund (the "Large Cap Value Fund") will not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more that 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further considerations, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

*(3) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(4) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and swap contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(5) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts, swap contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(8) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

(9) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes or futures contracts and (b) enter in to currency forward contracts;


+(10) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust III's trustees);

*(11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (4) above; any borrowing permitted by restriction (3) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts and options on futures contracts or swap contracts and with respect to initial and variation margin, the purchase or sale of options, forward contracts, future contracts, swap contracts or options on futures contracts or swap contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the CDC Nvest Funds Trust III's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom);

(12) With respect to 75% of its total assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer; or

(13) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

        The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(10) above.


CDC Nvest Mid Cap Growth Fund
CDC Nvest Mid Cap Growth Fund (the "Mid Cap Growth Fund") will not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer. This limitation does not apply to U.S. government securities (as defined in the 1940
       Act).

*(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

*(3) Invest more than 25% of its net assets in any one industry. This restriction does not apply to U.S. government securities. For the purposes of this restriction, gas, electric, water and telephone companies will be considered as being in separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(4) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

+(5)   Borrow money, except to the extent permitted under the 1940 Act.

*(6) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

*(7) Act as underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(8) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(9) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

         Restrictions (4) and (10) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

CDC Nvest Select Fund
CDC Nvest Select Fund (the "Select Fund") may not:

+(1) Acquire securities of any one issuer which (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securites of the issuer.

*(2) Invest more than 25% of its net assets in any one industry. This restriction does not apply to U.S. government securities. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(3) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

+*(4)   Borrow money, except to the extent permitted under the 1940 Act.

*(5) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For the purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

*(6) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(7) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(9) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act;

         Restrictions (3) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

         In addition, it is contrary to Mid Cap Growth Fund's and Select Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that the Adviser has determined to be liquid under procedures approved by the Board of Trustees.

CDC Nvest AEW Real Estate Fund
CDC Nvest AEW Real Estate Fund (the "AEW Real Estate Fund") may not:

*(1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities ("U.S. government securities")) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

*(2) purchase the securities of any issuer (other than U.S. government securities) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of companies primarily engaged in the real estate industry;

*(3)   issue senior securities, except as otherwise permitted by the 1940 Act;

*(4)+ borrow money or pledge its assets; provided, however, that the Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 33 1/3% of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total assets; for the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security;

*(5) underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in the disposition of restricted securities;

*(6) purchase and sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

*(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities; or

*(8) lend any portfolio security or make any other loan, if, as a result, more than 33 1/3% of its total assets would be lent to other parties, it being understood that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions; for this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin;

(10) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

(11)+ invest more than 15% of the Fund's net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Fund's Board of Trustees);

(12) write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts; or

(13) invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction; under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets taken at current value, or (c) own more than 3% of the outstanding voting stock of any one investment company.


         The Fund may (but does not currently intend to) , notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AEW Management and Advisors, L.P. ("AEW") or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

         Restrictions (3) and (10) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

CDC Nvest Bullseye Fund

CDC Nvest Bullseye Fund (the "Bullseye Fund") may not:

*(1) Invest more than 25% of the Fund's total assets in the securities of issuers engaged in any one industry (except securities issued by the U.S. government, its agencies or instrumentalities);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where it owns or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

*(3)     Borrow money in excess of 33 1/3% of its total assets;

*(4) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(5) Buy or sell real estate or commodities or commodity contracts, except that the Fund may buy and sell financial futures contracts and options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of issuers that invest in the foregoing);

*(6) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

+(7) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Fund Trust III's trustees);

*(8) Issue senior securities, except as permitted by the 1940 Act or any relevant exemption thereunder. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets; any borrowing permitted by restriction (3) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar instruments.)

         Although the Fund is permitted to borrow money to a limited extent, it does not currently intend to do so.

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (7) above.

CDC Nvest International Equity Fund

CDC Nvest International Equity Fund (the "International Equity Fund") may not:


(1) With respect to 75% of its total assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer (such percentage limitations apply to closed-end management investment companies as well);

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

 (6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts;

+(12) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees); or

*(13) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.

--------------------------------------------------------------------------------

                            FUND CHARGES AND EXPENSES

--------------------------------------------------------------------------------

ADVISORY FEES

         Pursuant to an advisory agreement dated October 30, 2000, Capital Growth Management Limited Partnership ("CGM") has agreed to manage the investment and reinvestment of the assets of the Growth Fund, subject to the supervision of the Board of Trustees of CDC Nvest Funds Trust I.

         For the services described in the advisory agreements, the Growth Fund has agreed to pay CGM an advisory fee at the annual rate set forth in the following table:

                                                                  Advisory fee payable by Fund to CGM
                     Fund                              (as a percentage of average daily net assets of the Fund)
-----------------------------------------------     -------------------------------------------------------------
Growth Fund                                            0.75%     of the first $200 million
                                                       0.70%     of the next $300 million
                                                       0.65%     of the next $1.5 billion
                                                       0.60%     of amounts in excess of $2 billion


         Pursuant to an advisory agreement dated October 30, 2000, AEW has agreed to manage the investment and reinvestment of the assets of the AEW Real Estate Fund, subject to the supervision of the Board of Trustees of CDC Nvest Companies Trust I.

         For the services described in the advisory agreements, the AEW Real Estate Fund has agreed to pay AEW an advisory fee at the annual rate set forth in the following table:

                                                        Advisory fee payable by Fund to AEW (as a percentage of
                      Fund                                       average daily net assets of the Fund)
-----------------------------------------------      -------------------------------------------------------------
AEW Real Estate Fund                                   0.80%     of the first $500 million
                                                       0.75%     of amounts in excess of $500 million

          Pursuant to separate advisory agreements, each dated October 30, 2000, (March 15, 2001 for Mid Cap Growth Fund and Select Fund and April 20, 2001 for the Balanced Fund) CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset Management Advisers", formerly Nvest Funds Management, L.P.) has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of the Capital Growth, Growth and Income, Balanced, Large Cap Value, Mid Cap Growth, Select, Bullseye and International Equity Funds and to provide a range of administrative services to such Funds. For the services described in the advisory agreements, each such Fund has agreed to pay CDC IXIS Asset Management Advisers an advisory fee at the annual rate set forth in the following table, reduced by the amount of any sub-advisory fees paid by the Fund to the subadviser pursuant to any sub-advisory agreement:


                                                    Advisory fee payable by Fund to CDC IXIS Asset Management Advisers
                      Fund                                          (includes any subadviser fees paid)
                                                         (as a percentage of average daily net assets of the Fund)
-----------------------------------------------     ------------------------------------------------------------------
Capital Growth Fund and                                0.75%     of the first $200 million
Balanced Fund                                          0.70%     of the next $300 million
                                                       0.65%     of amounts in excess of $500 million

Growth and Income Fund and                             0.70%     of the first $200 million
Large Cap Value Fund                                   0.65%     of the next $300 million
                                                       0.60%     of amounts in excess of $500 million

Mid Cap Growth Fund                                    0.95%     of the first $1 billion
                                                      0.825%     of amounts in excess of $1 billion

Select Fund                                            1.00%     of the first $1 billion
                                                       0.95%     of amounts in excess of $1 billion

Bullseye Fund                                          0.95%     of the first $200 million
                                                       0.90%     of the next $300 million
                                                       0.85%     of amounts in excess of $500 million

International Equity Fund                              0.90%     of the first $200 million
                                                       0.85%     of the next $300 million
                                                       0.80%     of amounts in excess of $500 million


          The advisory agreements for the Capital Growth, Growth and Income, Balanced Large Cap Value, Mid Cap Growth, Select, Bullseye and International Equity Funds each provide that CDC IXIS Asset Management Advisers may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, each dated October 30, 2000, (March 15, 2001 for Mid Cap Growth Fund and Select Fund and April 20, 2001 for Balanced Fund) CDC IXIS Asset Management Advisers has delegated responsibility for managing the investment and reinvestment of each of these Funds' assets to a subadviser. The subadviser is Loomis, Sayles & Company, L.P. ("Loomis Sayles"), in the case of the Fixed Income and Equity Growth segments of the Balanced Fund, Mid Cap Growth Fund and the International Equity Fund, Westpeak Investment Advisors, L.P. ("Westpeak"), in the case of the Capital Growth Fund, and Growth and Income Fund, Jurika & Voyles, L.P. ("Jurika & Voyles") in the case of the Bullseye Fund and the Value Equity segment of the Balanced Fund, Harris Associates, L.P. ("Harris Associates") in the case of the Select Fund and Vaughan, Nelson, Scarborough & McCullough ("VNSM") in the case of the Large Cap Value Fund. For the services described in the subadvisory agreements, each such Fund has agreed to pay its respective subadviser a subadvisory fee at the annual rate set forth in the following table:


                                                                            Subadvisory fee payable to subadviser
         Fund                                Subadviser           (as a percentage of average daily net assets of the Fund)
--------------------------               -------------------     ------------------------------------------------------------
Capital Growth Fund*                       Westpeak                   0.40%      of the first $200 million
                                                                      0.35%      of the next $300 million
                                                                      0.30%      of amounts in excess of $500 million

Growth and Income Fund                     Westpeak                   0.50%      of the first $25 million
                                                                      0.40%      of the next $75 million
                                                                      0.35%      of the next $100 million
                                                                      0.30%      of amounts in excess of $200 million

Balanced Fund                              Loomis Sayles and          0.535%     of the first $200 million
                                           Jurika & Voyles            0.350%     of the next $300 million
                                                                      0.300%     of amounts in excess of $500 million

Large  Cap Value                           VNSM                       0.400%     of the first $200 million
                                                                      0.325%     of the next $300 million
                                                                      0.275%     of amounts in excess of $500 million

Mid Cap Growth Fund                        Loomis Sayles              0.550%     of the first $1 billion
                                                                      0.425%     of amounts in excess of $1 billion

Select Fund                                Harris Associates          0.60%      of the first $1 billion
                                                                      0.55%      of amounts in excess of $1 billion

Bullseye Fund                              Jurika & Voyles            0.57%      of the first $200 million
                                                                      0.50%      of the next $300 million
                                                                      0.43%      of amounts in excess of $500 million

International Equity Fund                  Loomis Sayles              0.40%      of the first $200 million
                                                                      0.35%      of amounts in excess of $200 million

     CDC IXIS Asset Management Advisers has given a binding undertaking effective until May 1, 2002 to the Bullseye Fund to reduce its advisory fee and, if necessary, to bear certain expenses associated with the Fund, to the extent necessary to limit the Fund's expenses to the annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares. This undertaking will be binding on CDC IXIS Asset Management Advisers for the life of the Fund's current Prospectus, subject to the obligation of the Fund to pay CDC IXIS Asset Management Advisers such deferred fees or expense reimbursement in later periods to the extent that the Fund's expenses fall below the annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee or expense was deferred. The recapture period for expenses incurred prior to December 31, 1998 is two years.

     AEW has given a binding undertaking to the AEW Real Estate Fund to reduce its advisory fee and, if necessary, to bear certain expenses related to operating the Fund, to the extent necessary to limit the Fund's total operating expenses to the annual rate of 1.50% of average daily net assets for Class A Shares, 2.25% of such assets for Class B shares, 2.25% of such assets for Class C shares and 1.25% of such assets for Class Y shares. The undertaking will be binding on AEW until May 31, 2002 and will be reevaluated on an annual basis thereafter, subject to the obligation of the Fund to pay such deferred fees or expense reimbursement in later periods to the extent that the Fund's expenses fall below the annual rate of 1.50% of average daily net assets for Class A Shares, 2.25% of such assets for Class B and Class C shares, or 1.25% of such assets for Class Y shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee was deferred.

     CDC IXIS Asset Management Advisers has given a binding undertaking to the Mid Cap Growth and Select Funds to reduce each Fund's fees and, if necessary, to bear certain expenses related to operating each Fund in order to limit each Fund's expenses to an annual rate of 1.70% of the average daily net assets of the Fund's Class A shares, 2.45% of the average daily net assets of the Fund's Class B shares, and 2.45% of the average daily net assets of the Fund's Class C shares. The undertaking will be binding on CDC IXIS Asset Management Advisers until May 1, 2002 and will be reevaluated on an annual basis thereafter, subject to the obligation of each Fund to pay such deferred fees or expense reimbursement in later periods to the extent that each Fund's expenses fall below the annual rate of 1.70% of average daily net assets for Class A Shares, or 2.45% of such assets for Class

                                     xviii

B and Class C shares; provided, however, that each Fund is not obligated to pay any such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee was deferred.


     In 1998, each subadvisory agreement was amended to add the relevant Fund as a party and to provide that the subadvisory fees payable under such agreement are payable by the Fund rather than by CDC IXIS Asset Management Advisers. Also in 1998, the advisory agreement was amended to provide that the advisory fees payable by the Fund to CDC IXIS Asset Management Advisers are reduced by the amounts of any subadvisory fees paid directly by the Fund to its subadviser. These amendments to the Funds' advisory and subadvisory agreements did not change the management and subadvisory fee rates under the agreements, or the services to be provided to the Funds by CDC IXIS Asset Management Advisers and the subadvisers under the agreements. Furthermore, these amendments did not change the overall level of fees payable by any Fund.


     For the last three fiscal years (or the period from March 31, 1998 to December 31, 1998 and the fiscal years ending December 31, 1999 and December 31, 2000 in the case of the Bullseye Fund or the period from September 1, 2000 to January 1, 2001 for the AEW Real Estate Fund), the advisory fees payable by the Funds (before any voluntary reductions) and the advisory fees actually paid by the Funds were as follows:

           Capital Growth Fund+
                                                        1998                1999                 2000
           Total Advisory Fee                        $1,546,360          $1,826,043           $1,933,858

           CDC IXIS Asset Management Advisers

                     Fee Earned                       $637,723            $862,232             $916,955

                     Amount Waived                          --                  --                   --

                     Total Paid                       $637,723            $862,232             $916,955

           Loomis Sayles                            (1/01- 2/13)

                     Fee Earned                       $262,382

                     Amount Waived                          --                  --                   --

                     Total Paid                       $262,382                  --                   --

           Westpeak                                (2/14 - 12/31)

                     Fee Earned                       $646,255            $963,811            $1,016,903

                     Amount Waived                          --                  --                    --

                     Total Paid                       $646,255            $963,811            $1,016,903

           Growth Fund++
                                                        1998                1999                 2000

           Total Advisory Fee                       $11,260,645          $12,879,997          $11,676,626

           Capital Growth Management

                     Fee Earned                     $11,260,645          $12,879,997          $11,676,626

                Total Paid                          $11,260,645          $12,879,997          $11,676,626

           Growth and Income Fund
                                                        1998                1999                 2000

           Total Advisory Fee                        $2,586,482          $3,843,930           $3,609,994


           CDC IXIS Asset Management Advisers

                     Fee Earned                      $1,263,874          $1,921,579           $1,819,201

                     Amount Waived                           --                  --                   --

                     Total Paid                      $1,263,874          $1,921,579           $1,819,201


                     Westpeak


                     Fee Earned                      $1,322,608          $1,922,351           $1,790,793

                     Amount Waived                           --                  --                   --

                     Total Paid                      $1,322,608          $1,922,351           $1,790,793

           Balanced Fund
                                                        1998                1999                 2000
           Total Advisory Fee                        $2,876,837          $2,517,100           $1,569,212


           CDC IXIS Asset Management Advisers

                     Fee Earned                      $1,216,764          $1,047,478            $ 474,070

                     Amount Waived                           --                  --                   --

                     Total Paid                      $1,216,764          $1,047,478            $ 474,070

           Loomis Sayles
                     Fee Earned                      $1,660,073          $1,469,622           $1,095,142

                     Amount Waived                           --                  --                   --

                     Total Paid                      $1,660,073          $1,469,622           $1,095,142

           Bullseye Fund

                                                        1998                1999                 2000
           Total Advisory Fee                        $115,268             $183,892             $205,861

           CDC IXIS Asset Management Advisers

                     Fee Earned                       $46,107             $110,335             $ 82,344

                     Amount Waived                    $46,107             $110,335             $ 72,723*

                     Total Paid                       $     0**           $      0***          $  9,621

           Jurika & Voyles

                     Fee Earned                       $69,161              $73,557             $123,517

                     Amount Waived                    $69,161              $73,557             $109,085*

                     Total Paid                       $     0              $     0             $ 14,432

Large Cap Value Fund+++
                                             1998               1999                  2000
Total Advisory Fee                         $248,935            $196,897             $120,587

CDC IXIS Asset Management Advisers

          Fee Earned                       $106,686             $84,835             $ 51,680

          Amount Waived                    $ 29,753             $62,069             $ 51,680*

          Total Paid                       $ 76,933             $22,766                 ****

Loomis Sayles                                                (1/1 - 5/31)

          Fee Earned                       $142,249             $51,737

          Amount Waived                    $142,249             $51,737

          Total Paid                       $      0             $     0


VNSM                                                         (6/1 - 12/31)

          Fee Earned                                            $60,775             $ 68,907

          Amount Waived                                         $60,775             $ 68,907*

          Total Paid                                            $     0

International Equity Fund++++

                                                1998                 1999                2000

Total Advisory Fee                            $734,344             $634,275          $1,076,376

CDC IXIS Asset Management Advisers

                  Fee Earned                  $407,969             $352,375          $  597,986

                  Amount Waived               $164,220             $102,021

                  Total Paid                  $243,749             $250,354          $  597,986

Loomis Sayles

                  Fee Earned                  $326,375             $281,900          $  478,390

                  Amount Waived               $109,352             $ 81,617

                  Total Paid                  $217,023             $200,283          $  478,390

          AEW Real Estate Fund

                                          1998               1999              2000
                                          ----               ----              ----
          Total Advisory Fee
          AEW
                 Fee Earned               -                    -              $1,989
                 Amount Waived            -                    -              $1,989
                 Total Paid               -                    -               *****


           *   Deferred.
           ** CDC IXIS Asset Management Advisers assumed additional expenses of $53,944.
           *** CDC IXIS Asset Management Advisers assumed additional expense of $12,990.
           **** CDC IXIS Asset Management Advisers assumed additional expense of $54,748.
           *****CDC IXIS Asset Management Advisers assumed additional expense of $87,814.


+From August 30, 1996 to January 30, 1998, Loomis Sayles served as subadviser to the Capital Growth Fund pursuant to a subadvisory agreement between Nvest Funds Management, L.P. (predecessor of CDC IXIS Asset Management Advisers and Loomis Sayles providing for the same subadvisory fee as is currently payable by the Capital Growth Fund to Westpeak.


++Prior to June 1, 1999, CGM served as adviser to the Growth Fund pursuant to an advisory agreement providing for an advisory fee at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of such assets and 0.65% of such assets in excess of $500 million.


+++From August 30, 1996 to May 31, 1999, Loomis Sayles served as subadviser to the Large Cap Value Fund pursuant to a subadvisory agreement between CDC IXIS Asset Management Advisers and Loomis Sayles providing for the same subadvisory fee as is currently payable by the Large Cap Value Fund to VNSM. For the period June 1, 1999 to July 27, 1999, VNSM served as subadviser to the Large Cap Value Fund under an interim subadvisory agreement dated June 1, 1999 providing for the same fee that was paid to Loomis Sayles. VNSM agreed to voluntarily waive its subadvisory fee under the interim agreement until June 30, 1999, and during this period, the Large Cap Value Fund continued to pay Loomis Sayles the subadvisory fee it would have earned if it had continued to manage the Fund's portfolio. From September 1, 1997 to June 30, 1999, Loomis Sayles voluntarily agreed to waive its entire subadvisory fee for such Fund. Since the Fund's inception and effective until May 1, 2002, CDC IXIS Asset Management Advisers has given a binding undertaking to Large Cap Value Fund to reduce its advisory fee and, if necessary, to bear certain expenses associated with operating the Fund to the extent necessary to limit the Fund's expenses to the annual rate of 1.50% of average daily net assets for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares ("Expense Caps"). Beginning July 1, 1999, VNSM and CDC IXIS Asset Management Advisers split any fee waivers required in proportion to the subadvisory and advisory fees collected. CDC IXIS Asset Management Advisers also bears any additional expense reimbursement above the fee waivers required for the Fund to meet the relevant Expense Cap. This undertaking will be binding on CDC IXIS Asset Management Advisers for the life of the Fund's current Prospectus, subject to the obligation of the Fund to pay such deferred fees or expense reimbursement in later periods to the extent that the Fund's expenses fall below the annual rate of 1.50% of average daily net assets for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee was deferred. The recapture period for expenses incurred prior to December 31, 1998 is two years.


++++From December 29, 1995 until April 30, 1998, CDC IXIS Asset Management Advisers had voluntarily agreed to reduce its fees and, if necessary, to bear certain operating expenses in order to limit the International Equity Fund's expenses to an annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares and 1.15% for Class Y shares (prior to December 31, 1996, 1.00%) of the Fund's average daily net assets. From May 1, 1998 to April 30, 2000, CDC IXIS Asset Management Advisers gave a binding undertaking to International Equity Fund to reduce its fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's expenses to an annual rate of 2.00% of the average daily net assets of the Fund's Class A shares, 2.75% of the average daily net assets of the Fund's Class B shares, 2.75% of the average daily net assets of the Fund's Class C shares and 1.75% (prior to August 23, 1999, 1.40%) of the average daily net assets of the Fund's Class Y shares. Loomis Sayles voluntarily agreed to waive in its entirety its subadvisory fee for the International Equity Fund from February 14, 1997 through February 13, 1998.


         For more information about the Funds' advisory and subadvisory agreements, see "Management of the Trusts" in Part II of this Statement.

                                     xxiii

BROKERAGE COMMISSIONS


          In 1998, 1999 and 2000, brokerage transactions for Capital Growth Fund aggregating $179,733,449, $115,631,790 and $44,322,400, respectively, were allocated to brokers providing research services and $63,846, $101,489, and $46,620, respectively, in commissions were paid on these transactions in such years. During 1998, 1999 and 2000, the Fund paid total brokerage commissions of $366,221, $421,774 and $446,645, respectively.


          In 1998, 1999 and 2000, brokerage transactions for Growth Fund aggregating $839,415,762, $1,012,285,354 and $1,038,557,109, respectively, were allocated to brokers providing research services, and $925,576, $1,195,756 and $1,177,018, respectively, in commissions were paid on these transactions in such years. During 1998, 1999 and 2000, the Fund paid total brokerage commissions of $6,163,593, $8,113,289 and $10,192,921, respectively.


          In 1998, 1999 and 2000, brokerage transactions for Growth and Income Fund aggregating $365,997,958, $228,379,147 and $149,319,644, respectively, were allocated to brokers providing research services and $154,557, $215,531 and $167,304, respectively, in commissions were paid on these transactions in such years. During 1998, 1999 and 2000, the Fund paid total brokerage commissions of $619,719, $952,681 and $1,110,676, respectively.


          In 1998, 1999 and 2000, brokerage transactions for Balanced Fund aggregating $68,151,350, $61,715,360 and $58,789,402, respectively, were allocated to brokers providing research services, and $107,472, $81,418 and $84,368, respectively, in commissions were paid on these transactions in such years. During 1998, 1999 and 2000 the Fund paid total brokerage commissions of $563,035, $441,089 and $464,155, respectively.


          In 1998, 1999 and 2000, brokerage transactions for Large Cap Value Fund aggregating $44,172, $13,398,277 and $10,780,671, respectively, were allocated to brokers providing research services and $2,508, $22,238 and $16,643, respectively, in commissions were paid on these transactions in such years. During 1998, 1999 and 2000, the Fund paid total brokerage commissions of $69,295, $40,928 and $24,468, respectively.


          In 1998, 1999 and 2000, brokerage transactions for International Equity Fund aggregating $15,145, $7,568,359 and $47,940,552, respectively, were allocated to brokers providing research services and $0, $7,758 and $93,587, respectively, in commissions were paid on these transactions in such years. During 1998, 1999 and 2000, the Fund paid total brokerage commissions of $506,328, $751,900 and $767,454, respectively.

         For the period from March 31, 1998 to December 31, 1998 and the fiscal years ended December 31, 1999 and 2000, brokerage transactions for Bullseye Fund aggregating $4,560,101, $9,010,123 and $61,168,960, respectively, were allocated to brokers providing research services, and $4,375, $10,667 and $67,473, respectively, in commissions were paid on these transactions. During 1998, 1999 and 2000, the Bullseye Fund paid total brokerage commissions of $35,314, $63,487 and $69,331, respectively.


For the period from September 1, 2000 to December 31, 2000, there were no brokerage transactions for AEW Real Estate Fund allocated to brokers providing research services. During this period, the AEW Real Estate Fund paid total brokerage commissions of $925.

For more information about the Funds' portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

SALES CHARGES AND 12B-1 FEES


         As explained in Part II of this Statement, the Class A, Class B and Class C shares of each Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by each Fund during the fiscal years ended December 31, 1998, 1999 and 2000:

          Fund                      1998         1999         2000
  -------------------------         ----         ----         ----
  Capital Growth Fund           $  390,354    $  449,506  $  466,657  (Class A)
                                $  496,089    $  640,502  $  722,386  (Class B)
                                $   10,563    $   24,404  $   30,728  (Class C)

  Growth Fund*                  $4,095,985    $4,507,150  $4,014,853  (Class A)
                                $  398,656    $1,130,273  $1,172,243  (Class B)
                                $    3,017    $   67,804  $   60,690  (Class C)

  Growth and Income Fund        $  645,966    $  876,555  $  813,590  (Class A)
                                $1,126,326    $1,953,852  $1,848,154  (Class B)
                                $  115,169    $  244,663  $  221,749  (Class C)

  Balanced Fund                 $  574,918    $  500,098  $  310,460  (Class A)
                                $  810,837    $  784,237  $  477,052  (Class B)
                                $   54,042    $   52,722  $   26,362  (Class C)

  Large Cap Value Fund          $   46,136    $   35,201  $   21,525  (Class A)
                                $  149,076    $  122,010  $   77,120  (Class B)
                                $   20,584    $   17,052  $    9,048  (Class C)

  AEW Real Estate Fund**                -            -   $     203  (Class A)
                                        -            -   $     185  (Class B)
                                        -            -   $      90  (Class C)

  Bullseye Fund***               $ 14,605     $ 22,304   $  25,940  (Class A)
                                 $ 45,443     $ 81,204   $  96,885  (Class B)
                                 $ 17,474     $ 23,148   $  16,050  (Class C)

  International Equity Fund      $132,001     $110,048   $ 170,958  (Class A)
                                 $255,391     $185,331   $ 330,653  (Class B)
                                 $ 10,161     $  7,292   $  37,710  (Class C)



         * Class C shares of the Growth Fund were first offered on September 1, 1998.
        ** The AEW Real Estate Fund commenced operations on December 29, 2000, offering Class A, Class B, Class C shares (and on August 31, 2000, offering Class Y shares).
       *** The Bullseye Fund commenced operations on March 31, 1998, offering Class A, Class B and Class C shares.

         During the fiscal year ended December 31, 2000, the Distributor's expenses relating to each Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advanced commissions sold to a third party):


  Capital Growth Fund

  (Class A shares)
  Compensation to Investment Dealers                                                          $  467,724
  Compensation to Distributor's Sales Personnel and Other Related Costs                       $  288,137
                                                                                              ----------
                                                       TOTAL                                  $  755,861
                                                                                              ----------
  (Class B shares)
  Compensation to Investment Dealers                                                          $  679,409
  Compensation to Distributor's Sales Personnel and Other Related Costs                       $  201,759
                                                                                              ----------
                                                       TOTAL                                  $  881,168
                                                                                              ----------
  (Class C shares)
  Compensation to Investment Dealers                                                          $   27,831
  Compensation to Distributor's Sales Personnel and Other Related Costs                       $   23,897
                                                                                              ----------
                                                       TOTAL                                  $   51,728
                                                                                              ----------
  Growth Fund

  (Class A shares)
  Compensation to Investment Dealers                                                          $3,996,399
  Compensation to Distributor's Sales Personnel and Other Related Costs                       $1,158,092
                                                                                              ----------
                                                       TOTAL                                  $5,154,491
                                                                                              ----------

  (Class B shares)
  Compensation to Investment Dealers                                                          $1,052,723
  Compensation to Distributor's Sales Personnel and Other Related Costs                       $  343,750
                                                                                              ----------
                                                       TOTAL                                  $1,396,473
                                                                                              ----------

  (Class C shares)
  Compensation to Investment Dealers                                                          $   36,085
  Compensation to Distributor's Sales Personnel and Other Related Costs                       $   25,357
                                                                                              ----------
                                                       TOTAL                                  $   61,442
                                                                                              ----------

  Growth and Income Fund

  (Class A shares)
  Compensation to Investment Dealers                                                          $  798,860
  Compensation to Distributor's Sales Personnel and Other Related Costs                       $  765,780
                                                                                              ----------
                                                       TOTAL                                  $1,564,640
                                                                                              ----------

  (Class B shares)
  Compensation to Investment Dealers                                                          $1,683,147
  Compensation to Distributor's Sales Personnel and Other Related Costs                       $  482,110
                                                                                              ----------
                                                       TOTAL                                  $2,165,257
                                                                                              ----------

  (Class C shares)
  Compensation to Investment Dealers                                                          $  156,514
  Compensation to Distributor's Sales Personnel and Other Related Costs                       $   70,217
                                                                                              ----------
                                                       TOTAL                                  $  226,731
                                                                                              ----------

  Balanced Fund

  (Class A shares)
  Compensation to Investment Dealers                                                          $  310,479

                                     xxvii

  Compensation to Distributor's Sales Personnel and Other Related Costs                         $104,447
                                                                                              ----------
                                                       TOTAL                                    $414,926
                                                                                              ----------

  (Class B shares)
  Compensation to Investment Dealers                                                            $453,324
  Compensation to Distributor's Sales Personnel and Other Related Costs                         $ 77,374
                                                                                              ----------
                                                       TOTAL                                    $530,698
                                                                                              ----------

  (Class C shares)
  Compensation to Investment Dealers                                                            $ 23,021
  Compensation to Distributor's Sales Personnel and Other Related Costs                         $  6,398
                                                                                              ----------
                                                       TOTAL                                    $ 29,389
                                                                                              ----------

  Large Cap Value Fund

  (Class A shares)
  Compensation to Investment Dealers                                                            $ 21,483
  Compensation to Distributor's Sales Personnel and Other Related Costs                         $ 13,148
                                                                                              ----------
                                                       TOTAL                                    $ 34,631
                                                                                              ----------



  (Class B shares)
  Compensation to Investment Dealers                                                            $ 75,433
  Compensation to Distributor's Sales Personnel and Other Related Costs                         $ 15,817
                                                                                               ---------
                                                       TOTAL                                    $ 81,250
                                                                                               ---------


  (Class C shares)
  Compensation to Investment Dealers                                                            $  8,486
  Compensation to Distributor's Sales Personnel and Other Related Costs                         $  2,078
                                                                                               ---------
                                                       TOTAL                                    $ 10,565
                                                                                               ---------


  AEW Real Estate Fund

  (Class A shares)
  Compensation to Investment Dealers                                                           $     213
  Compensation to Distributor's Sales Personnel and Other Related Costs                        $  17,245
                                                       TOTAL                                   $  17,458


  (Class B shares)
  Compensation to Investment Dealers                                                           $       9
  Compensation to Distributor's Sales Personnel and Other Related Costs                        $   5,162
                                                       TOTAL                                   $   5,171


  (Class C shares)
  Compensation to Investment Dealers                                                           $     975
  Compensation to Distributor's Sales Personnel and Other Related Costs                        $   3,348
                                                       TOTAL                                   $   4,323


  Bullseye Fund

  (Class A shares)
  Compensation to Investment Dealers                                                           $  26,064
  Compensation to Distributor's Sales Personnel and Other Related Costs                        $  39,813
                                                                                               ---------
                                                       TOTAL                                   $  65,877
                                                                                               ---------


  (Class B shares)
  Compensation to Investment Dealers                                                           $  92,981
  Compensation to Distributor's Sales Personnel and Other Related Costs                        $  30,085
                                                                                               ---------
                                                       TOTAL                                   $ 123,066
                                                                                               ---------

  (Class C shares)
  Compensation to Investment Dealers                                                           $  15,791

                                    xxviii

  Compensation to Distributor's Sales Personnel and Other Related Costs                         $  4,916
                                                                                                --------
                                                       TOTAL                                    $ 20,707
                                                                                                --------

  International Equity Fund

  (Class A shares)
  Compensation to Investment Dealers                                                            $172,381
  Compensation to Distributor's Sales Personnel and Other Related Costs                         $626,362
                                                                                                --------
                                                       TOTAL                                    $798,743
                                                                                                --------

  (Class B shares)
  Compensation to Investment Dealers                                                            $306,635
  Compensation to Distributor's Sales Personnel and Other Related Costs                         $272,537
                                                                                                --------
                                                       TOTAL                                    $549,171
                                                                                                --------
  (Class C shares)
  Compensation to Investment Dealers                                                            $ 80,180
  Compensation to Distributor's Sales Personnel and Other Related Costs                         $183,470
                                                                                                --------
                                                       TOTAL                                    $263,650
                                                                                                --------




         Of the amounts listed above as compensation to investment dealers, the amounts shown on the table below were paid by the Distributor to New England Securities Corporation ("New England Securities"), MetLife Securities, Inc. ("MetLife Securities") and Nathan & Lewis Securities, Inc. ("Nathan & Lewis), which were broker-dealer affiliates of the Distributor until October 30, 2000. New England Securities, MetLife Securities and Nathan & Lewis paid substantially all of the fees it received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.


New England Securities

                                             Class A                        Class B                         Class C
                                             -------                        -------                         -------
Capital Growth Fund                        $  276,748                       $ 78,483                        $ 8,636
Growth Fund                                $2,339,880                       $ 58,406                        $ 6,289
Growth and Income Fund                     $  273,858                       $123,832                        $35,596
Balanced Fund                              $  196,683                       $ 52,871                        $ 6,502
Large Cap Value Fund                       $   12,486                       $  6,860                        $ 2,769
AEW Real Estate Fund                       $       25                              0                        $    87
Bullseye Fund                              $   12,268                       $  5,642                        $ 4,026
International Equity Fund                  $   91,539                       $ 28,326                        $14,311

MetLife Securities

                                             Class A                        Class B                         Class C
                                             -------                        -------                         -------
Capital Growth Fund                        $    2,746                       $  1,938                              0
Growth Fund                                $   23,351                       $ 15,256                              0
Growth and Income Fund                     $   12,764                       $ 14,312                              0
Balanced Fund                              $    1,590                       $  3,107                              0
Large Cap Value Fund                       $      183                       $    151                              0
AEW Real Estate Fund                       $       14                              0                              0
Bullseye Fund                              $      732                       $  2,074                              0
International Equity Fund                  $    1,703                       $    543                              0

Nathan & Lewis

                                             Class A                        Class B                         Class C
                                             -------                        -------                         -------
Capital Growth Fund                        $    1,277                       $  1,340                         $  131
Growth Fund                                $   23,229                       $    260                         $   12

Growth and Income Fund                     $  1,944                         $  549                         $  143
Balanced Fund                              $  1,162                         $  724                         $   39
Large Cap Value Fund                       $     17                         $   19                              0
Bullseye Fund                              $     84                         $   23                              0
International Equity Fund                  $    428                         $  520                         $   24

--------------------------------------------------------------------------------

                            OWNERSHIP OF FUND SHARES

--------------------------------------------------------------------------------

         As of April 2, 2001, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.

    Fund                              Shareholder and Address                                   Ownership
    ----                              ----------------------                                    ---------
                                                                                               Percentage
                                                                                               ----------
Growth Fund
Class B shares                        MLPF&S for the sole benefit of it's customers                   6.43%
                                      Attn: Fund Administration ML#97CH1
                                      4800 Deer Lake Drive East - 2/nd/ Fl
                                      Jacksonville, FL  32246-6484

Class C shares                        MLPF&S for the sole benefit of it's customers                  19.07%
                                      Attn: Fund Administration ML#97UR8
                                      4800 Deer Lake Drive East - 2/nd/ Fl
                                      Jacksonville, FL  32246-6484

Class Y shares                        Chase Manhattan Bank Directed TTEE                             99.58%
                                      MetLife Defined Contribution Group
                                      4 New York Plaza, Fl 2
                                      New York, NY  10004-2413
Growth and Income Fund
Class C shares                        MLPF&S for the sole benefit of it's customers                  10.28%
                                      Attn: Fund Administration ML#97UA2
                                      4800 Deer Lake Drive East - 2/nd/ Fl
                                      Jacksonville, FL  32246-6484

                                      Forest County Potawatomi - Children                            20.90%
                                      P.O. Box 340
                                      Crandon, WI  54520-0340

Class Y shares                        Chase Manhattan Bank Directed Trustee for                      29.88%
                                      MetLife Defined Contribution Group
                                      770 Broadway, 10/th/ Fl
                                      New York, NY  10003-9522

                                      Metropolitan Life Ins                                          33.46%
                                      GADC Dianne Lunny
                                      501-6 Boylston
                                      Boston, MA  02116-3769

                                      T Rowe Price Trust Co                                          30.53%
                                      FBO Retirement Plan Clients
                                      PO Box 17215
                                      Baltimore, MD  21297-1215
Balanced Fund
Class C shares                        MLPF&S for the sole benefit of it's customers                   6.52%
                                      Attn: Fund Administration ML#97UA5
                                      4800 Deer Lake Drive East - 2/nd/ Fl

                                      Jacksonville, FL  32246-6484

                                      Donaldson Lufkin Jenrette                                      13.91%
                                      Securities Corporation Inc.
                                      PO Box 2052
                                      Jersey City NJ  07303-2052

Class Y shares                        New England Mutual Life Ins. Co.                               78.22%
                                      Separate Investment Accounting
                                      Attn:  Brenda Harmon
                                      501 Boylston Street - 6/th/ Fl
                                      Boston, MA  02116-3769

                                      Metropolitan Life Insurance Co.                                12.23%
                                      C/O GADC-Gerald Hart-Agency
                                      Operations Nelico
                                      501 Boylston Street, 10/th/ Fl
                                      Boston, MA  02116-3769

                                      Chase Manhattan Bank Directed Trustee for                       8.53%
                                      MetLife Defined Contribution Group
                                      770 Broadway, 10/th/ Fl
                                      New York, NY  100003-9522
Large Cap Value Fund
Class C shares                        MLPF&S for the sole benefit of it's customers                  16.59%
                                      Attn: Fund Administration ML#97UA0
                                      4800 Deer Lake Dr. East - 2/nd/ Fl
                                      Jacksonville, FL  32246-6484

                                      State Street Bank and Trust Co.                                 5.44%
                                      Cust. For the IRA Rollover of
                                      Jack M. Jensen
                                      805 Tipperary Rd.
                                      Oregon, WI  53575-2641

                                      PaineWebber for the benefit of                                 14.43%
                                      Robert Adam, Brian King, Robert Campagnone
                                      & Kathleen Lomeli
                                      Willimanic PST DTD 5/1/73
                                      PO Box 23
                                      Willimantic, CT  06226-0023

                                      Wexford Clearing Services Corp. FBO                             5.42%
                                      Ellen C. Davidson
                                      4520 Kenyon Drive
                                      Little Rock, AR  72205-2017
Mid Cap Growth Fund
Class A shares                        Donaldson Lufkin Jenrette                                       6.47%
                                      Securities Corporation Inc.
                                      PO Box 2052
                                      Jersey City, NJ  07303-2052

                                      PaineWebber for the Benefit of Local 798                        8.30%
                                      152 W 24/th/ Street
                                      New York, NY  10011-1902

                                     xxxii

                                      Donaldson Lufkin Jenrette                                       5.89%
                                      Securities Corporation Inc.
                                      PO Box 2052
                                      Jersey City, NJ  07303-2052

                                      Resources Trust Co.                                             5.24%
                                      Custodian for the IRA of Jerry L. Johansen
                                      P.O. Box 5900
                                      Denver, CO  80217-5900

                                      Brian M. Sweatt Cust FBO                                        5.80%
                                      Jessica D. Sweatt
                                      1 Madonna Ln
                                      Annandale, NJ  08801-3100

                                      State Street Bank & Trust Co                                    9.67%
                                      Cust for the IRA Rollover of
                                      Douglas M. Jones
                                      2535 Limedale Rd
                                      Lakeland, FL  33809-1755

                                      State Street Bank & Trust Co.                                   5.68%
                                      Cust for the IRA of Timothy G. Moore
                                      6632 Ruxton Ln
                                      Austin, TX  78749-4101

Class B shares                        State Street Bank and Trust Co.                                 6.14%
                                      Cust for the IRA of Paul R. Holliday
                                      PO Box 626
                                      Johnson, KS  67855-0626

                                      Desiree Romano Gray                                            13.59%
                                      37 Oak Knoll Dr
                                      N. Attleboro, MA  02760-6209

                                      Robert Burd                                                     8.03%
                                      Helene Burd JT TEN
                                      650 West Ave. Apt. 2707
                                      Miami Beach, FL  33139-6370

                                      State Street Bank and Trust Co.                                 5.36%
                                      Cust for the IRA Rollover of Jerold V. Everard
                                      7700 Seawall Blvd Apt. 102
                                      Galveston, TX  77551-3401

                                      Cheryl Mann                                                    10.50%
                                      Larry D. Rabideau JT TEN
                                      PO Box 240434
                                      Anchorage, AK  99524-0434

Class C shares                        Paine Webber for the benefit of Paine Webber CDN FBO           28.44%
                                      Vivian G. Rome
                                      PO Box 3321

                                    xxxiii

                              Weehawken, NJ 07087-8154

                              MLPF&S for the sole benefit of it's customers
                              Attn: Fund Administration ML#97GM8                     58.66%
                              4800 Deer Lake Dr East - 2/nd/ Fl
                              Jacksonville, FL 32246-6484
Select Fund

Class A shares                Donaldson Lufkin Jenrette                               7.09%
                              Securities Corporation Inc.
                              PO Box 2052
                              Jersey City, NJ 07303-2052

                              MLPF&S for the sole benefit of it's customers          19.78%
                              Attn: Fund Administration ML#97GM8
                              4800 Deer Lake Drive East - 2/nd/ Fl
                              Jacksonville, FL 32246-6484

                              Producers Retirement Plan PCC TR                        8.41%
                              PO Box 7601
                              Amarillo, TX 79114-7601

                              Gregg Fendley Defined Benefit Pension Plan              8.07%
                              1515 E Cedar Ave. STE D-5
                              Flagstaff, AZ 86004_1638

Class B shares                MLPF&S for the sole benefit of it's customers          15.46%
                              Attn: Fund Administration ML#97GM8
                              4800 Deer Lake Drive East - 2/nd/ Fl
                              Jacksonville, FL 32246-6484

Class C shares                Dain Rauscher Custodian                                 7.84%
                              William R. Greene
                              A/C #3556-4083
                              Segregated Rollover/IRA
                              2227 Edgewood Drive
                              Grafton, WI 53024-9502

                              MLPF&S for the sole benefit of it's customers          22.02%
                              Attn: Fund Administration ML#97GM8
                              4800 Deer Lake Drive East - 2/nd/ Fl
                              Jacksonville, FL 32246-6484

                              William K. Stob                                         5.68%
                              Delores A. Stob JT TEN
                              7210 Elkhorn Dr
                              West Palm Bch, FL 33411-5720

AEW Real Estate Fund

Class A shares                Anna Ruth Miller TTEE                                  10.72%
                              Anna Ruth Miller LIV TR
                              DTD 2/7/01
                              1308 Westport Ln
                              Sarasota, FL 34232-3117

                              Bob Herell Inc.                                         5.25%

                                     xxxiv

                              PO Box 8602
                              Midland, TX 79708-8602

                              J Grant Monahon                                             5.45%
                              Jane E. Minasian JT TEN
                              68 Snake Hill Rd.
                              Belmont, MA 02478-1506

                              G. Neal Ryland                                             13.27%
                              55 Beaver Pond Rd.
                              Beverly, MA 01915-1266

Class B shares                Prudential Securities Inc. FBO                              6.52%
                              Mrs. Teiko Wada TTEE
                              Of the family bypass trust of The Wada Family 1993
                              LIV Trust
                              UA DTD 2/17/93
                              Cupertino, CA 95014

                              MLPF&S for the sole benefit of it's customers              12.94%
                              Attn:  Fund Administration ML#
                              4800 Deer Lake Drive East - 2/nd/ Fl
                              Jacksonville, FL 32246-6484

                              State Street Bank & Trust Co.                              11.60%
                              Cust for the IRA Rollover of
                              Diane L. Townsend
                              516 S. 222nd #7
                              Des Moines, WA 98198-4608

                              Charles E. Kantola                                          5.25%
                              1068 S. Chez Moi Ln
                              Camano Island, WA 98282-7573

                              Lily Thank L Nguyen TTEE                                    8.21%
                              Duc Van Nguyen MD Profit Sharing
                              Trust UA DTD 12/29/1995
                              8748 E. Valley Blvd. #H
                              Rosemend, CA 91770-1763

Class C shares                Wexford Clearing Services Corp. FBO                        34.71%
                              Beneva C Farriss TTEE
                              Beneva C Farris REV TR
                              UA DTD 4/17/00
                              721 Farris Rd.
                              Conway, AR 72032-4906

                              MLPF&S for the sole benefit of it's customers              47.14%
                              Attn:  Fund Administration ML#
                              4800 Deer Lake Drive East - 2/nd/ Fl
                              Jacksonville, FL 32246-6484

                              Patricia Fountain                                           5.27%
                              Heine A. Fountain JT TEN
                              84 219 Jade Street

                              Waianae, HI 96792

Class Y shares                AEW Capital Management LP                                 79.96%
                              Two Seaport Ln
                              Attn: James J. Finnegan
                              Boston, MA 02210-2001

                              AEW Capital Management LP                                 20.01%
                              Attn:  James J. Finnegan
                              Two Seaport Ln
                              Boston, MA  02210-2001

Bullseye Fund

Class C shares                MLPF&S for the sole benefit of it's customers              8.28%
                              Attn: Fund Administration ML#97UR8
                              4800 Deer Lake Drive East - 2/nd/ Fl
                              Jacksonville, FL 32246-6484

                              State Street Bank and Trust Co.                            6.63%
                              Cust for the IRA of
                              Herbert E. Schomberg
                              3885 Breaker
                              Waterford, MI 48329-2219
International Equity Fund

Class B shares                MLPF&S for the sole benefit of it's customers              5.03%
                              Attn: Fund Administration ML#97CH2
                              4800 Deer Lake Drive East - 2/nd/ Fl
                              Jacksonville, FL 32246-6484

Class C shares                MLPF&S for the sole benefit of it's customers             40.84%
                              Attn: Fund Administration ML#97UB0
                              4800 Deer Lake Drive East - 2/nd/ Fl
                              Jacksonville, FL 32246-6484

Class Y shares                Metropolitan Life Insurance Co.                           51.84%
                              C/O GADC-Gerald Hart-Agency
                              Operations Nelico
                              501 Boylston Street, 10/th/ Fl

                              Chase Manhattan Bank Directed                             41.74%
                              Trustee for MetLife Defined
                              Contribution Group
                              4 New York Plz Fl 2
                              New York, NY 10004-2413

                                     xxxvi
                                    xxxvii

--------------------------------------------------------------------------------
                      INVESTMENT PERFORMANCE OF THE FUNDS
--------------------------------------------------------------------------------

                     Performance Results - Percent Change*
                        For the Periods Ended 12/31/00


Capital Growth Fund
                                                           Aggregate                             Average Annual
                                                         Total Return                             Total Return
                                                ---------------------------------         ------------------------------
                                                                          Since                                 Since
Class A shares:  As a % of                        1 Year     5 Years    8/3/92***             5 Years         8/3/92***
------------------------------------------        ------     -------    --------              -------         --------
Net Asset Value                                   -19.52      77.79       183.50               12.20            13.19
Maximum Sales Charge                              -24.14      67.60       167.26               10.88            12.40

                                                           Aggregate                              Average Annual
                                                          Total Return                             Total Return
                                                ------------------------------------      ------------------------------
                                                                           Since                                 Since
Class B shares:  As a % of                        1 Year     5 Years    9/13/93***             5 Years        9/13/93***
------------------------------------------        ------     -------    ----------             -------        ----------
Net Asset Value                                   -20.11      70.46       123.85                11.26            11.67
Redemption at End of Period                       -23.31      68.97       123.85                11.06            11.67

                                                           Aggregate                              Average Annual
                                                          Total Return                             Total Return
                                                ------------------------------------     -------------------------------
                                                                          Since                                Since
Class C shares:  As a % of                       1 Year     5 Years    12/30/94***           5 Years        12/30/94***
------------------------------------------       ------     -------    -----------           -------        -----------
Net Asset Value                                  -20.10      70.62        121.23              11.28            14.14
Maximum Sales Charge and Redemption at End of    -21.52      68.93        119.01              11.06            13.95
Period****

Growth Fund**
                                                           Aggregate                            Average Annual
                                                         Total Return                            Total Return
                                             ---------------------------------------    --------------------------------
Class A shares:  As a % of                        1 Year     5 Years      10 Years           5 Years        10 Years
------------------------------------------        ------     -------      --------           -------        --------
Net Asset Value                                    -4.55      119.01       357.69             16.98           16.43
Maximum Sales Charge                              -10.03      106.49       331.37             15.61           15.74

                                                                  Aggregate                      Average Annual
                                                               Total Return                       Total Return
                                                ------------------------------------     -------------------------------
                                                                      Since                          Since
Class B shares: As a % of                           1 Year           2/28/97***                      2/28/97***
------------------------------------------          ------           -----------                     ----------
Net Asset Value                                      -5.23             64.17                         13.79
Redemption at End of Period                          -9.45             62.00                         13.39

                                                             Aggregate                           Average Annual
                                                           Total Return                           Total Return
                                                ------------------------------------     -------------------------------
                                                                       Since                         Since
Class C shares: As a % of                           1 Year           9/1/98***                      9/1/98***
------------------------------------------          ------           ---------                      ---------
Net Asset Value                                      -5.23             32.46                         12.81
Maximum Sales Charge and                             -7.03             31.17                         12.34

                                    xxxviii

Redemption at End of Period****

                                                             Aggregate                           Average Annual
                                                           Total Return                           Total Return
                                                ------------------------------------     -------------------------------
Class Y shares: As a % of                             1 Year Since 6/30/99***                   Since 6/30/99***
-----------------------------------------             -----------------------                         ----------
Net Asset Value                                         -4.23         5.04                            3.32

Growth and Income Fund

                                                           Aggregate                            Average Annual
                                                         Total Return                            Total Return
                                                ------------------------------------    --------------------------------
Class A shares:  As a % of                        1 Year     5 Years      10 Years           5 Years        10 Years
-----------------------------------------         ------     -------      --------           -------        --------
Net Asset Value                                    -7.31      96.61        313.35             14.48           15.25
Maximum Sales Charge                              -12.67      85.27        289.66             13.13           14.57

                                                           Aggregate                            Average Annual
                                                          Total Return                           Total Return
                                                ------------------------------------    --------------------------------
                                                                           Since                              Since
Class B shares:  As a % of                        1 Year     5 Years    9/13/93***           5 Years       9/13/93***
-----------------------------------------         ------     -------    ----------           -------       ----------
Net Asset Value                                    -8.07      89.36       157.35              13.62           13.83
Redemption at End of Period                       -12.53      87.50       157.35              13.40           13.83

                                                           Aggregate                            Average Annual
                                                          Total Return                           Total Return
                                                ------------------------------------    --------------------------------
                                                                           Since                              Since
Class C shares:  As a % of                       1 Year      5 Years     5/1/95***           5 Years        5/1/95***
-----------------------------------------        ------      -------     ---------           -------        ---------
Net Asset Value                                   -8.08       89.28        127.44             13.61           15.60
Maximum Sales Charge and                          -9.87       87.33        125.17             13.38           15.39
Redemption at End of Period****

                                                           Aggregate                              Annualized
                                                          Total Return                           Total Return
                                                ------------------------------------     -------------------------------
                                                                       Since                         Since
Class Y shares:  As a % of                          1 Year           11/18/98***                  11/18/98***
-----------------------------------------           ------           -----------                  -----------
Net Asset Value                                      -6.97              10.36                         4.76

Balanced Fund

                                                          Aggregate                             Average Annual
                                                         Total Return                            Total Return
                                                ------------------------------------    --------------------------------
Class A shares:  As a % of                       1 Year      5 Years      10 Years            5 Years        10 Years
-----------------------------------------        ------      -------      --------            -------        --------
Net Asset Value                                   -6.41       34.13        177.19              6.05           10.73
Maximum Sales Charge                             -11.77       26.43        161.38              4.80           10.08

                                                           Aggregate                            Average Annual
                                                          Total Return                           Total Return
                                                ------------------------------------     -------------------------------
                                                                           Since                              Since
Class B shares:  As a % of                        1 Year     5 Years    9/13/93***            5 Years      9/13/93***
-----------------------------------------         ------     -------    ----------            -------      ----------
Net Asset Value                                    -7.17      29.11        61.49               5.24           6.79
Redemption at End of Period                       -11.78      27.47        61.49               4.97           6.79

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                                ------------------------------------    --------------------------------

                                     xxxix

                                                                           Since                              Since
Class C shares:  As a % of                        1 Year     5 Years    12/30/94***          5 Years       12/30/94***
------------------------------------------        ------     -------    -----------          -------       -----------
Net Asset Value                                   -7.20       28.99        61.48               5.22           8.31
Maximum Sales Charge and                          -9.07       27.72        59.92               5.01           8.14
Redemption at End of Period****

                                                           Aggregate                            Average Annual
                                                         Total Return                            Total Return
                                                -----------------------------------        --------------------------------
                                                                          Since                              Since
Class Y shares:  As a % of                        1 Year     5 Years    3/8/94***            5 Years        3/8/94***
------------------------------------------        ------     -------    ---------            -------        ---------
Net Asset Value                                   -5.97       37.15       69.08                6.52           8.01


Large Cap Value Fund

                                                           Aggregate                             Average Annual
                                                         Total Return                             Total Return
                                                -----------------------------------        --------------------------------
                                                                          Since                                 Since
Class A shares:  As a % of                       1 Year    5 Years     11/28/95***            5 Years        11/28/95***
------------------------------------------       ------    -------     -----------            -------        -----------
Net Asset Value                                   9.01      70.41         75.88                11.25            11.73
Maximum Sales Charge                              2.67      60.67         65.80                 9.94            10.43

                                                           Aggregate                              Average Annual
                                                          Total Return                             Total Return
                                                ------------------------------------       --------------------------------
                                                                          Since                         Since
Class B shares:  As a % of                           1 Year             9/15/97***                    9/15/97***
------------------------------------------           ------             ----------                    ----------
Net Asset Value                                       8.16                11.34                          3.32
Redemption at End of Period                           3.16                 8.34                          2.46

                                                           Aggregate                              Average Annual
                                                          Total Return                             Total Return
                                                ------------------------------------       --------------------------------
                                                                          Since                         Since
Class C shares:  As a % of                           1 Year             9/15/97***                    9/15/97***
------------------------------------------           ------             ----------                    ----------
Net Asset Value                                       8.22                11.46                          3.35
Maximum Sales Charge and                              6.11                10.36                          3.02
Redemption at End of Period****

Bullseye Fund

                                                           Aggregate                              Average Annual
                                                          Total Return                             Total Return
                                                ------------------------------------       --------------------------------
                                                                          Since                         Since
Class A shares:  As a % of                          1 Year              3/31/98***                    3/31/98***
------------------------------------------          ------              ----------                    ----------
Net Asset Value                                     -11.16                22.88                          7.77
Maximum Sales Charge                                -16.17                15.84                          5.52

                                                           Aggregate                              Average Annual
                                                          Total Return                             Total Return
                                                ------------------------------------       --------------------------------
                                                                          Since                         Since
Class B shares:  As a % of                          1 Year              3/31/98***                    3/31/98***
------------------------------------------          ------              ----------                    ----------
Net Asset Value                                     -11.83                20.62                          7.05
Redemption at End of Period****                     -14.96                18.05                          6.21

                                                           Aggregate                              Average Annual
                                                          Total Return                             Total Return
                                                ------------------------------------       --------------------------------

                                      xl

                                                                       Since                            Since
Class C shares:  As a % of                         1 Year            3/31/98***                       3/31/98***
-----------------------------------------          ------            ----------                       ----------
Net Asset Value                                    -11.78              20.62                             7.05
Maximum Sales Charge and                           -13.27              19.38                             6.64
Redemption at End of Period****



International Equity Fund

                                                           Aggregate                              Average Annual
                                                         Total Return                              Total Return
                                               --------------------------------------     -------------------------------
                                                                          Since                               Since
Class A shares:  As a % of                       1 Year     5 Years     5/21/92***             5 Years       5/21/92***
-----------------------------------------        ------     -------     ----------             -------       ----------
Net Asset Value                                  -28.56      36.50         91.83                 6.42           7.86
Maximum Sales Charge                             -32.67      28.68         80.84                 5.17           7.12

                                                          Aggregate                               Average Annual
                                                        Total Return                               Total Return
                                               ------------------------------------       --------------------------------
                                                                          Since                                 Since
Class B shares:  As a % of                       1 Year     5 Years     9/13/93***            5 Years         9/13/93***
-----------------------------------------        ------     -------     ----------            -------         ----------
Net Asset Value                                  -29.15      31.71        48.93                5.66              5.61
Redemption at End of Period ****                 -32.38      29.71        48.93                5.34              5.61

                                                          Aggregate                               Average Annual
                                                        Total Return                               Total Return
                                               ------------------------------------       --------------------------------

                                      xli

                                                                          Since                                 Since
Class C shares:  As a % of                       1 Year     5 Years    12/30/94***            5 Years        12/30/94***
-----------------------------------------        ------     -------    -----------            -------        -----------
Net Asset Value                                  -29.11      31.86        38.74                 5.69             5.61
Maximum Sales Charge and                         -30.45      30.55        37.31                 5.48             5.42
Redemption at End of Period****

                                                           Aggregate                             Average Annual
                                                         Total Return                             Total Return
                                                -----------------------------------    -----------------------------------
                                                                          Since                                 Since
Class Y shares:  As a % of                        1 Year     5 Years    9/9/93***           5 Years           9/9/93***
-----------------------------------------         ------     -------    ---------           -------           ---------
Net Asset Value                                   -28.16      40.93       64.78               7.10              7.07



                                     xlii

* Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Funds is $2,500, however.

** The numbers presented for Class A shares reflect the maximum front-end sales charge currently in effect. Prior to March 3, 1997, a higher maximum front-end sales charge was in effect, so that the total returns achieved by investors may have been lower than those shown above.

***   Commencement of Fund operations or offering of specified class of shares.

**** Class C share performance assumes a 1.00% front-end sales charge and, for the 1 year period, a 1.00% CDSC when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000 are subject to the 1.00% front-end load. Class C shares for accounts established before December 1, 2000 are not subject to the 1.00% front-end load.

          The foregoing data represent past performance only and are not a prediction as to the future returns of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

                                     xliii

[LOGO OF NVESTFUNDS]

_______________________

________________________________________________________________________________

CDC NVEST MUNICIPAL INCOME FUND
CDC Nvest Massachusetts Tax Free Income Fund
--------------------------------------------

Statement of Additional Information -- PART I

May 1, 2001

     This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of CDC Nvest Funds listed above (the "Funds" and each a "Fund").
This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 1, 2001 (the "Prospectus"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from CDC IXIS Asset Management Distributors, L.P. (the "Distributor", formerly Nvest Funds Distributor, L.P.), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, MA 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com. Part I of this Statement contains specific information about the Funds. Part II includes information about the Funds and other CDC Nvest Funds.

     The CDC Nvest Municipal Income Fund is a diversified fund of CDC Nvest Funds Trust I, a registered open-end management investment company that offers a total of twelve funds. The CDC Nvest Massachusetts Tax Free Income Fund is a series of CDC Nvest Funds Trust II a registered open-end management investment company that offers a total of six funds. CDC Nvest Funds Trust I and CDC Nvest Funds Trust II are collectively referred to in this Statement as the "Trusts" and are referred to as a "Trust".

     The Funds financial statements and accompanying notes that appear in the Funds' annual and semi-annual reports are incorporated by reference into this Statement. The Funds' annual and semiannual reports contain additional performance information and are available upon request and without charge, by calling 800-225-5478.

                               Table of Contents

                                                                                                                      Page
                                                                                                                      ----
                                             Part I
     Investment Restrictions                                                                                           ii
     Fund Charges and Expenses                                                                                         vi
     Ownership of Fund Shares                                                                                         vii
     Investment Performance of the Fund                                                                               vii
                                             Part II
     Miscellaneous Investment Practices                                                                                 2
     Management of the Trusts                                                                                          25
     Portfolio Transactions and Brokerage                                                                              43
     Description of the Trusts and Ownership of Shares                                                                 53
     How to Buy Shares                                                                                                 56
     Net Asset Value and Public Offering Price                                                                         57
     Reduced Sales Charges - Class A Shares Only                                                                       58
     Shareholder Services                                                                                              60
     Redemptions                                                                                                       66
     Standard Performance Measures                                                                                     69
     Income Dividends, Capital Gain Distributions and Tax Status                                                       74
     Financial Statements                                                                                              77
     Appendix A - Description of Bond Ratings                                                                          78
     Appendix B - Media That May Contain Fund Information                                                              80
     Appendix C - Advertising and Promotional Literature                                                               81

________________________________________________________________________________

                            INVESTMENT RESTRICTIONS
________________________________________________________________________________

      The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The other restrictions set forth below are not fundamental policies and may be changed by the Trust's Board of Trustees. Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

CDC Nvest Municipal Income Fund

CDC Nvest Municipal Income Fund (the "Municipal Income Fund") will not:

*(1) Purchase any security if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer. This limitation does not apply to U.S. government securities. (The Fund will treat each state and each separate political subdivision, agency, authority or instrumentality of such state, each multistate agency or authority, and each guarantor, if any, as a separate issuer);

(2) Invest more than 25% of its total assets (taken at current value) in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry. (For the purpose of this restriction, "private activity bonds" under the Internal Revenue Code of 1986, as amended [the "Code"], will be treated as industrial revenue bonds.) (In the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries);

*(3) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, or make short sales. For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or tax-exempt bond index futures contracts is not considered the purchase of a security on margin;

*(4) Purchase more than 10% of the total value of the outstanding securities of an issuer;

*(5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower;

*(6) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost). In order to comply with certain state requirements, as a matter of operating policy subject to change without shareholder approval, the Fund will not pledge, mortgage or hypothecate more than 5% of such assets;


*(7) Invest more than 5% of its total assets (taken at current value) in securities of businesses less than three years old and industrial development revenue bonds where the private entity on whose credit the security is based, directly or indirectly, is less than three years old (including predecessor businesses and entities);

*(8) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of CDC Nvest Funds Trust I or of any investment adviser or subadviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of such securities;

*(9) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies. This limitation does not apply to repurchase agreements;

*(10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or real estate (except that the Fund may buy tax exempt bonds or other permitted investment secured by real estate or an interest therein);

*(11) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(12) Purchase voting securities or make investments for the purpose of exercising control or management;

*(13) Participate on a joint or joint and several basis in any trading account in securities;

*(14) Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with regard to futures contracts;

*(15) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction. (Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company);

*(16) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (5) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of CDC Nvest Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom; or

+(17) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees.)

    The Fund may invest more than 25% of its assets in industrial development revenue bonds, subject to limitation (2) above.


CDC Nvest Massachusetts Tax Free Income Fund

CDC Nvest Massachusetts Tax Free Income Fund (the "Massachusetts Fund") may not:

*(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. (Such borrowings will be repaid before any additional investments are made);

*(2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction
      (1) above;

*(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

*(4) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

*(5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

*(6) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate;

*(7) Purchase or sell commodities or commodity contracts, or write or purchase options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indexes and (b) write, purchase or sell put or call options on securities, on securities indexes or on futures contracts of the type referred to in clause (a) of this restriction;

*(8) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements;

*(9) Invest in securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Trust or officers and directors of Back Bay Advisors, L.P. ("Back Bay Advisors"), the Fund's subadviser, who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%;

*(10) Invest in the securities of any issuer if, immediately after such investment, more than 5% of the value of the total assets of the Fund taken at current value would be invested in the securities of such issuer; provided that this limitation does not apply either to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or to Massachusetts Tax Exempt Bonds;

*(11) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets;

*(12) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or Massachusetts Tax Exempt Securities, except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund's total assets would be invested in any one industry. Governmental issuers of Massachusetts Tax Exempt Bonds are not considered part of any "industry." However, Massachusetts Tax Exempt Bonds backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and this 25% limitation would apply to such obligations. Thus, no more than 25% of the Fund's assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry and in taxable obligations of issuers in the same industry;

(13)  Acquire more than 10% of the voting securities of any issuer; or

(14) Issue any class of securities that is senior to the Fund's shares of beneficial interest except to the extent that borrowings permitted by investment restriction (1) are deemed to involve the issuance of such securities.

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(11) above.

      The Fund will not purchase an investment if, immediately after and as a result of such purchase, less than 85% of the Fund's assets would consist of securities rated AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A, or Baa by Moody's or are non-rated but are considered to be of comparable quality by the Fund's subadviser.


--------------------------------------------------------------------------------

                           FUND CHARGES AND EXPENSES
________________________________________________________________________________

ADVISORY FEES

      Pursuant to separate advisory agreements, each dated October 30, 2000, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset Management Advisers", formerly Nvest Funds Management, L.P.) has agreed, subject to the supervision of the Board of Trustees of the Trusts, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, each Fund has agreed to pay CDC IXIS Asset Management Advisers a gross advisory fee at the annual rates set forth in the following table, which fees maybe reduced by the amount of any subadvisory fees payable by the Fund to the subadviser pursuant to the subadvisory agreement:

                                                       Advisory Fee payable by the Fund
                                                    to CDC IXIS Asset Management Advisers
                                               (as a % of average daily net assets of the Fund)
Fund
----
Municipal Income Fund                             0.50%  of the first $100 million
                                                 0.375%  of amounts in excess of $100 million
Massachusetts Fund                                0.60%  of the first $100 million
                                                  0.50%  of amounts in excess of $100 million


     Each advisory agreement provides that CDC IXIS Asset Management Advisers may delegate its responsibilities thereunder to other parties.

     Pursuant to separate interim subadvisory agreements each dated June 2001, CDC IXIS Asset Management Advisers has delegated responsibility for managing the investment and reinvestment of each Fund's assets to Loomis Sayles as subadviser. Each Fund's interim subadvisory agreement will continue in effect for 150 days or if earlier, until shareholders of each Fund approve a new subadvisory agreement at a special shareholder meeting scheduled for September 2001. For providing such subadvisory services to the Fund, the Fund pays Loomis Sayles a subadvisory fee at the annual rate set forth in the following table:

     Fund                           Subadvisory Fees

     Municipal Income Fund          0.250% of the first $100 million
                                    0.1875% of amounts in excess of $100 million

     Massachusetts Fund             0.30% of the first $100 million
                                    0.25% of amounts in excess of $100 million


     CDC IXIS Asset Management Advisers has given a binding undertaking to the Massachusetts Fund to reduce its fees and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses to an annual rate of 1.40% of the average daily net assets attributable to the Fund's Class A shares and 2.05% of such assets attributable to the Fund's Class B shares. The undertaking will be binding on CDC IXIS Asset Management Advisers until May 1, 2002, subject to the obligation of the Fund to pay such deferred fees and expenses in later periods to the extent that the expenses of the Massachusetts Fund fall below the annual rate of 1.40 of average daily net assets for Class A shares and 2.05% for Class B shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee or expense was deferred. The recapture period for expenses incurred prior to December 31, 1998 is two years.

     In 1998, each subadvisory agreement was amended to add the relevant Fund as a party and to provide that the subadvisory fees payable under such agreement are payable by the Fund rather than by CDC IXIS Asset Management Advisers. Also in 1998, the advisory agreements for each Fund were amended to provide that the advisory fees payable by the Fund to CDC IXIS Asset Management Advisers are reduced by the amounts of any subadvisory fees paid directly by the Fund to its subadvisor. These amendments to the Funds' advisory and subadvisory agreements did not change the management and subadvisory fee rates under the agreements, or the services to be provided to each Fund by CDC IXIS Asset Management Advisers and the subadvisor under the agreements. Furthermore, these amendments did not change the overall level of fees payable by each Fund.

    For the last three fiscal years, the advisory fees payable by the Funds (before any voluntary reductions and any reduction by the amount of any subadvisory fees paid by the Fund to its subadviser) and the advisory fees actually paid by the Fund were as follows:

Municipal Income Fund
                                                   1998               1999               2000
                                               --------           --------           --------
Total Advisory Fee                             $834,043           $803,051           $720,304
CDC IXIS Asset Management Advisers
              Fee Earned                       $417,021           $401,526           $360,152
                                               --------           --------           --------
              Total Paid                       $417,021           $401,526           $360,152
Back Bay Advisors
              Fee Earned                       $417,022           $401,525           $360,152
                                               --------           --------           --------
              Total Paid                       $417,022           $401,525           $360,152

Massachusetts Fund

                                                   1998               1999               2000
                                               --------           --------           --------
Total Advisory Fee                             $704,088           $690,093           $597,512
CDC IXIS Asset Management Advisers
              Fee Earned                       $352,044           $345,047           $298,756
              Amount Waived                    $190,258           $181,710           $128,411
                                               --------           --------           --------
              Total Paid                       $161,786           $163,337           $170,345
Back Bay Advisors
              Fee Earned                       $352,044           $345,046           $298,756
              Amount Waived                    $190,258           $181,710           $128,411
                                               --------           --------           --------
              Total Paid                       $161,786           $163,336           $170,345


BROKERAGE COMMISSIONS

     For the fiscal years ended December 31, 1998, 1999 and 2000, Municipal Income Fund paid no brokerage commissions on portfolio transactions.





    For the fiscal years ended December 31, 1998, 1999 and 2000, Massachusetts Fund paid total brokerage commissions of $190,195, $ 0 and $ 0, respectively, on portfolio transactions.







For more information about Fund portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.


SALES CHARGES AND 12B-1 FEES

    As explained in Part II of this Statement, the Class A and Class B shares of each Fund pay the "Distributor" fees under separate plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Fund during the fiscal years ended December 31, 1998, 1999 and 2000:

               Fund                                          1998         1999           2000
               -----                                     --------     --------       --------
Municipal Income Fund                                    $436,749     $411,552       $360,102     (Class A)
                                                         $143,798     $161,938       $147,075     (Class B)

Massachusetts Fund                                       $394,314     $380,755       $319,292     (Class A)
                                                         $ 81,563     $ 90,314       $ 84,737     (Class B)

    During the fiscal year ended December 31, 2000, the Distributor's expenses relating to the Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advance commissions sold to a third party):

Municipal Income Fund
(Class A Shares)

Compensation to Investment Dealers                                                               $362,011
Compensation to Distributor's Sales Personnel and Other Related Costs                            $101,664
                                                                                                 --------
 TOTAL                                                                                           $463,675

(Class B Shares)
Compensation to Investment Dealers                                                               $140,693
Compensation to Distributor's Sales Personnel and Other Related Costs                            $ 50,035
                                                                                                 --------
 TOTAL                                                                                           $190,728

Massachusetts Fund

(Class A Shares)
Compensation to Investment Dealers                                                               $229,590
Compensation to Distributor's Sales Personnel and Other Related Costs                            $137,715
                                                                                                 --------
 TOTAL                                                                                           $367,304

(Class B Shares)
Compensation to Investment Dealers                                                               $ 79,157
Compensation to Distributor's Sales Personnel and Other Related Costs                            $ 29,752
                                                                                                 --------
 TOTAL                                                                                           $108,909

     Of the amounts listed above as compensation to investment dealers, the amounts appearing in the table below were paid by the Distributor to New England Securities Corporation ("New England Securities"), MetLife Securities, Inc. ("MetLife Securities"), and Nathan & Lewis Securities, Inc. ("Nathan & Lewis") broker-dealer affiliates of the Distributor until October 30, 2000. New England Securities, MetLife Securities and Nathan & Lewis paid substantially all of the fees it received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.

New England Securities
----------------------
                                                     Class A               Class B
                                                    --------               -------
Municipal Income Fund                               $206,224               $ 8,614
Massachusetts Fund                                  $ 21,718               $ 5,546

MetLife Securities
------------------
                                                     Class A               Class B
                                                    --------               -------
Municipal Income Fund                               $  4,210               $ 3,108
Massachusetts Fund                                  $  2,375               $ 2,007

Nathan & Lewis
--------------
                                                     Class A               Class B
                                                    --------               -------
Municipal Income Fund                               $    859               $     0
Massachusetts Fund                                  $    459               $     0

________________________________________________________________________________

                            OWNERSHIP OF FUND SHARES
________________________________________________________________________________


    As of April 2, 2001, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Fund set forth below.

     Fund                        Shareholder and Address                             Ownership Percentage
     ----                        -----------------------                             --------------------
     Municipal Income Fund
     Class B Shares              MLPF&S For the Sole Benefit of It's Customers                5.48%
                                 Attn Fund Administration ML#97CH7
                                 4800 Deer Lake Drive East - 2/nd/ FL
                                 Jacksonville, FL 32246-6484

     Massachusetts Fund
     Class B Shares              MLPF&S For the Sole Benefit of It's Customers               17.05%
                                 Attn Fund Administration ML#97CJ1
                                 4800 Deer Lake Drive East - 2/nd/ FL
                                 Jacksonville, FL 32246-6484


________________________________________________________________________________

                       INVESTMENT PERFORMANCE OF THE FUND
________________________________________________________________________________

                      PERFORMANCE RESULTS - PERCENT CHANGE
                        For the Periods Ended 12/31/00*

Municipal Income Fund

                                                           Aggregate                                 Average Annual
                                                          Total Return                                Total Return
                                            -----------------------------------------         ------------------------------
Class A shares: As a % of                      1 Year      5 Years       10 Years                5 Years        10 Years
-------------------------                      ------      -------       --------                -------        --------
Net Asset Value                                  8.76        26.54          85.70                 4.82            6.38
Maximum Sales Charge                             3.83        20.82          77.33                 3.86            5.90

                                                           Aggregate                                 Average Annual
                                                          Total Return                                Total Return
                                            -----------------------------------------         ------------------------------
                                                                           Since                                  Since
Class B shares: As a % of                      1 Year      5 Years       9/13/93**               5 Years        9/13/93**
-------------------------                      ------      -------       ---------               -------        ---------
Net Asset Value                                  7.96        21.90          30.76                 4.04            3.74
Maximum Sales Charge and                         2.96        19.96          30.76                 3.71            3.74
Redemption at End of Period



Massachusetts Fund

                                                           Aggregate                                  Average Annual
                                                          Total Return                                 Total Return
                                            ---------------------------------------          ------------------------------
Class A shares: As a % of                     1 Year      5 Years        10 Years               5 Years         10 Years
-----------------------------------------   ----------  -----------    ------------          -------------    -------------
Net Asset Value                                9.27        24.04          84.99                  4.40             6.34
Maximum Sales Charge                           4.60        18.74          77.14                  3.50             5.88

                                                           Aggregate                                  Average Annual
                                                          Total Return                                 Total Return
                                            ---------------------------------------          ------------------------------
                                                                           Since                                  Since
Class B shares: As a % of                      1 Year       5 Years      9/13/93**              5 Years         9/13/93**
----------------------------------------    ----------  -----------    ------------          -------------    -------------
Net Asset Value                                8.59        20.13          29.91                  3.74             3.65
Maximum Sales Charge and                       3.59        18.22          29.91                  3.41             3.65
Redemption at End of Period



* Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of each Fund is $2,500, however.

** Commencement of Fund operations or offering of the indicated class of shares.

     The foregoing data represent past performance only and are not a prediction as to the future returns of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.


                      YIELD AND TAXABLE EQUIVALENT YIELDS
                     for the 30-day period ended 12/31/00*

                    Fund                                       Class A             Class B
                    Municipal Income Fund                      4.96                4.43
                    Massachusetts Fund                         4.76                4.34

          Taxable equivalent yields:

                                                    Combined Tax Rate**      Taxable Equivalent Yield
          Fund                                      Class A     Class B        Class A      Class B
          Massachusetts Fund                         43.13       43.13           8.37         7.63


 * Yields for Class A shares are based on the public offering price of a share of the Fund and yields for Class B shares are based on the net asset value of a share of the Fund.

 ** Based on combined federal and Massachusetts marginal tax rates for individuals, assuming deduction of state income taxes for purposes of calculating federal taxable income.

DISTRIBUTION RATE OF RETURN

     Each class of the Fund may include in their written sales material rates of return based on that class's distributions from net investment income and short-term capital gains for a recent 30-day, three-month or one-year period. Distributions of less than one year are annualized by multiplying the factor necessary to produce 12 months of distributions. The distribution rates are determined by dividing the amount of a class's distributions per share over the relevant period by either the maximum offering price in the case of Class A shares or the price assuming redemption at the end of the period in the case of Class B shares or the net asset value of a share of a class on the last day of the period.





                              DISTRIBUTION RATES
For Periods Ending 12/31/00

                                                         As a % of                                             1 month
                    -----------------------------------------------------------------------------------        -------
                    Municipal Income Fund
                    (Class A shares)
                    Net Asset Value................................................................            8.04%
                    Maximum Offering Price.........................................................            7.67%
                    (Class B shares)
                    Net Asset Value................................................................            7.23%

                    Massachusetts Fund
                    (Class A shares)
                    Net Asset Value................................................................            5.57%
                    Maximum Offering Price.........................................................            5.34%
                    (Class B shares)
                    Net Asset Value................................................................            4.90%

    The foregoing data represent past performance only, and are not a representation as to the future results of any Fund. The investment return and principle value of any investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

Compensation to Investment Dealers                                                               $362,011
Compensation to Distributor's Sales Personnel and Other Related Costs                            $101,664
                                                                                                 --------
 TOTAL                                                                                           $463,675

(Class B Shares)
Compensation to Investment Dealers                                                               $140,693
Compensation to Distributor's Sales Personnel and Other Related Costs                            $ 50,035
                                                                                                 --------
 TOTAL                                                                                           $190,728

Massachusetts Fund

(Class A Shares)
Compensation to Investment Dealers                                                               $229,590
Compensation to Distributor's Sales Personnel and Other Related Costs                            $137,715
                                                                                                 --------
 TOTAL                                                                                           $367,304

(Class B Shares)
Compensation to Investment Dealers                                                               $ 79,157
Compensation to Distributor's Sales Personnel and Other Related Costs                            $ 29,752
                                                                                                 --------
 TOTAL                                                                                           $108,909

     Of the amounts listed above as compensation to investment dealers, the amounts appearing in the table below were paid by the Distributor to New England Securities Corporation ("New England Securities"), MetLife Securities, Inc. ("MetLife Securities"), and Nathan & Lewis Securities, Inc. ("Nathan & Lewis") broker-dealer affiliates of the Distributor until October 30, 2000. New England Securities, MetLife Securities and Nathan & Lewis paid substantially all of the fees it received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.

New England Securities
----------------------
                                                     Class A               Class B
                                                    --------               -------
Municipal Income Fund                               $206,224               $ 8,614
Massachusetts Fund                                  $ 21,718               $ 5,546

MetLife Securities
------------------
                                                     Class A               Class B
                                                    --------               -------
Municipal Income Fund                               $  4,210               $ 3,108
Massachusetts Fund                                  $  2,375               $ 2,007

Nathan & Lewis
--------------
                                                     Class A               Class B
                                                    --------               -------
Municipal Income Fund                               $    859               $     0
Massachusetts Fund                                  $    459               $     0

________________________________________________________________________________

                            OWNERSHIP OF FUND SHARES
________________________________________________________________________________


    As of April 2, 2001, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Fund set forth below.

     Fund                        Shareholder and Address                             Ownership Percentage
     ----                        -----------------------                             --------------------
     Municipal Income Fund
     Class B Shares              MLPF&S For the Sole Benefit of It's Customers                5.48%
                                 Attn Fund Administration ML#97CH7
                                 4800 Deer Lake Drive East - 2/nd/ FL
                                 Jacksonville, FL 32246-6484

     Massachusetts Fund
     Class B Shares              MLPF&S For the Sole Benefit of It's Customers               17.05%
                                 Attn Fund Administration ML#97CJ1
                                 4800 Deer Lake Drive East - 2/nd/ FL
                                 Jacksonville, FL 32246-6484


________________________________________________________________________________

                       INVESTMENT PERFORMANCE OF THE FUND
________________________________________________________________________________

                      PERFORMANCE RESULTS - PERCENT CHANGE
                        For the Periods Ended 12/31/00*

Municipal Income Fund

                                                           Aggregate                                 Average Annual
                                                          Total Return                                Total Return
                                            -----------------------------------------         ------------------------------
Class A shares: As a % of                      1 Year      5 Years       10 Years                5 Years        10 Years
-------------------------                      ------      -------       --------                -------        --------
Net Asset Value                                  8.76        26.54          85.70                 4.82            6.38
Maximum Sales Charge                             3.83        20.82          77.33                 3.86            5.90

                                                           Aggregate                                 Average Annual
                                                          Total Return                                Total Return
                                            -----------------------------------------         ------------------------------
                                                                           Since                                  Since
Class B shares: As a % of                      1 Year      5 Years       9/13/93**               5 Years        9/13/93**
-------------------------                      ------      -------       ---------               -------        ---------
Net Asset Value                                  7.96        21.90          30.76                 4.04            3.74
Maximum Sales Charge and                         2.96        19.96          30.76                 3.71            3.74
Redemption at End of Period



Massachusetts Fund

                                                           Aggregate                                  Average Annual
                                                          Total Return                                 Total Return
                                            ---------------------------------------          ------------------------------
Class A shares: As a % of                     1 Year      5 Years        10 Years               5 Years         10 Years
-----------------------------------------   ----------  -----------    ------------          -------------    -------------
Net Asset Value                                9.27        24.04          84.99                  4.40             6.34
Maximum Sales Charge                           4.60        18.74          77.14                  3.50             5.88

                                                           Aggregate                                  Average Annual
                                                          Total Return                                 Total Return
                                            ---------------------------------------          ------------------------------
                                                                           Since                                  Since
Class B shares: As a % of                      1 Year       5 Years      9/13/93**              5 Years         9/13/93**
----------------------------------------    ----------  -----------    ------------          -------------    -------------
Net Asset Value                                8.59        20.13          29.91                  3.74             3.65
Maximum Sales Charge and                       3.59        18.22          29.91                  3.41             3.65
Redemption at End of Period



* Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of each Fund is $2,500, however.

** Commencement of Fund operations or offering of the indicated class of shares.

     The foregoing data represent past performance only and are not a prediction as to the future returns of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.


                      YIELD AND TAXABLE EQUIVALENT YIELDS
                     for the 30-day period ended 12/31/00*

                    Fund                                       Class A             Class B
                    Municipal Income Fund                      4.96                4.43
                    Massachusetts Fund                         4.76                4.34

          Taxable equivalent yields:

                                                    Combined Tax Rate**      Taxable Equivalent Yield
          Fund                                      Class A     Class B        Class A      Class B
          Massachusetts Fund                         43.13       43.13           8.37         7.63


 * Yields for Class A shares are based on the public offering price of a share of the Fund and yields for Class B shares are based on the net asset value of a share of the Fund.

 ** Based on combined federal and Massachusetts marginal tax rates for individuals, assuming deduction of state income taxes for purposes of calculating federal taxable income.

DISTRIBUTION RATE OF RETURN

     Each class of the Fund may include in their written sales material rates of return based on that class's distributions from net investment income and short-term capital gains for a recent 30-day, three-month or one-year period. Distributions of less than one year are annualized by multiplying the factor necessary to produce 12 months of distributions. The distribution rates are determined by dividing the amount of a class's distributions per share over the relevant period by either the maximum offering price in the case of Class A shares or the price assuming redemption at the end of the period in the case of Class B shares or the net asset value of a share of a class on the last day of the period.





                              DISTRIBUTION RATES
For Periods Ending 12/31/00

                                                         As a % of                                             1 month
                    -----------------------------------------------------------------------------------        -------
                    Municipal Income Fund
                    (Class A shares)
                    Net Asset Value................................................................            8.04%
                    Maximum Offering Price.........................................................            7.67%
                    (Class B shares)
                    Net Asset Value................................................................            7.23%

                    Massachusetts Fund
                    (Class A shares)
                    Net Asset Value................................................................            5.57%
                    Maximum Offering Price.........................................................            5.34%
                    (Class B shares)
                    Net Asset Value................................................................            4.90%

    The foregoing data represent past performance only, and are not a representation as to the future results of any Fund. The investment return and principle value of any investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO OF CDC NVEST FUNDS]


--------------------------------------------------------------------------------

CDC Nvest Intermediate Term Tax Free Fund of California

Statement of Additional Information -- PART I

May 1, 2001


         This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of CDC Nvest Intermediate Term Tax Free Fund of California (the "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated May 1, 2001 (the "Prospectus"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from CDC IXIS Asset Management Distributors, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, MA 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com. Part I of this Statement contains specific information about the Fund. Part II includes information about the Fund and other CDC Nvest Funds. The Fund is a series of CDC Nvest Funds Trust II (the "Trust"), a registered open-end management investment company that offers a total of six funds.

         The Fund's financial statements and accompanying notes that appear in the Fund's annual and semi-annual report are incorporated by reference into this Statement. The Fund's annual and semiannual report contains additional performance information and is available upon request and without charge, by calling 800-225-5478.


                       T a b l e o f C o n t e n t s
                                                                        Page
                                                                        ----
                                    Part I

          Investment Restrictions                                        ii
          Fund Charges and Expenses                                     iii
          Ownership of Fund Shares                                      vii
          Investment Performance of the Fund                           viii

                                    Part II

          Miscellaneous Investment Practices                              2
          Management of the Trusts                                        22
          Portfolio Transactions and Brokerage                            38
          Description of the Trusts and Ownership of Shares               45
          How to Buy Shares                                               48
          Net Asset Value and Public Offering Price                       49
          Reduced Sales Charges - Class A Shares Only                     50
          Shareholder Services                                            52
          Redemptions                                                     59
          Standard Performance Measures                                   61
          Income Dividends, Capital Gain Distributions and Tax Status     66
          Financial Statements                                            68
          Appendix A - Description of Bond Ratings                        69
          Appendix B - Media That May Contain Fund Information            71
          Appendix C - Advertising and Promotional Literature             74

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

         The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The other restrictions set forth below are not fundamental policies and may be changed by the Trust's Board of Trustees. Except in the case of restriction (12) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


CDC Nvest Intermediate Term Tax Free Fund of California
CDC Nvest Intermediate Term Tax Free Fund of California (the "California Fund") may not:

(1) With respect to 50% of its total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities or California Tax Exempt Securities, except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund's total assets would be invested in any one industry. Governmental issuers of California Tax Exempt Securities are not considered part of any "industry." However, California Tax Exempt Securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and this 25% limitation would apply to such obligations. Thus, no more than 25% of the Fund's assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry and in taxable obligations of issuers in the same industry;

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost) (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the Securities and Exchange Commission (the "SEC") participate on a joint or joint and several basis in any trading account in securities (the "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indices or financial futures contracts and (b) enter into currency forward contracts;

(12) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees); or

*(13) Issue senior securities (for the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom).

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.

         The Fund will not purchase an investment if, immediately after and as a result of such purchase, less than 85% of the Fund's assets would consist of securities rated AAA, AA, A or BBB by Standard & Poor's Ratings Group or Fitch Investor Services, Inc. or Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. or are non-rated but are considered to be of comparable quality by the Fund's subadviser.

--------------------------------------------------------------------------------

                            FUND CHARGES AND EXPENSES

--------------------------------------------------------------------------------

ADVISORY FEES

         Pursuant to an advisory agreement dated October 30, 2000, CDC IXIS Asset Managment Advisers, L.P. ("CDC IXIS Asset Managment Advisers", formerly Nvest Funds Management, L.P.) has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Fund and to provide a range of administrative services to the Fund. For the services described in the advisory agreements, the Fund has agreed to pay CDC IXIS Asset Managment Advisers a gross advisory fee at the annual rate of set forth in the following table, which fees maybe reduced by the amount of any subadvisory fees payable by the Fund to the subadviser pursuant to the subadvisory agreement:

                                         Advisory Fee payable by the Fund
         Fund                   (as a % of average daily net assets of the Fund)
         ----                   ------------------------------------------------

   Intermediate Term Tax            0.525%  of the first $200 million
    Free Fund of California         0.50%  of the next $300 million
                                    0.475%  of amounts in excess of $500 million


         The advisory agreement provides that CDC IXIS Asset Managment Advisers may delegate its responsibilities thereunder to other parties. Pursuant to a subadvisory agreement dated October 30, 2000, CDC IXIS Asset Managment Advisers has delegated responsibility for managing the investment and reinvestment of the Fund's assets to Back Bay Advisors as subadviser. For providing such subadvisory services to the Fund, the Fund pays Back Bay Advisors a subadvisory fee at the annual rate set forth in the following table:

    Fund                                         Subadvisory Fees
    ----                                         ----------------
    Intermediate Term Tax           0.2625% of the first $200 million
     Free Fund of California        0.25% of the next $300 million
                                    0.2375% of amounts in excess of $500 million


         CDC IXIS Asset Managment Advisers has given a binding undertaking to the Fund to reduce its fees and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses to an annual rate of 0.85% of the average daily net assets attributable to the Fund's Class A shares and 1.60% of such assets attributable to the Fund's Class B shares. The undertaking will be binding on CDC IXIS Asset Managment Advisers until May 1, 2002 subject to the obligation of the Fund to pay such deferred fees and expenses in later periods to the extent that the Fund's expenses fall below the annual rate of 0.85% of average daily net assets for Class A shares and 1.60% for Class B shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee or expense was deferred. The recapture period for expenses incurred prior to December 31, 1998 is two years.

         In 1998, the subadvisory agreement was amended to add the Fund as a party and to provide that the subadvisory fees payable under such agreement are payable by the Fund rather than by CDC IXIS Asset Managment Advisers. Also in 1998, the advisory agreement for the Fund was amended to provide that the advisory fees payable by the Fund to CDC IXIS Asset Managment Advisers are reduced by the amounts of any subadvisory fees paid directly by the Fund to its subadviser. These amendments to the Fund's advisory and subadvisory agreements did not change the management and subadvisory fee rates under the agreements, nor the services to be provided to the Fund by CDC IXIS Asset Managment Advisers and the subadviser under the agreements. Furthermore, these amendments did not change the overall level of fees payable by the Fund.

         Intermediate Term Tax Free Income Fund of California

                                                    1998                 1999                 2000
                                                    ----                 ----                 ----
        Total Advisory Fee                        $224,690             $243,679             $210,961

        CDC IXIS Asset Managment Advisers

                  Fee Earned                      $112,345             $121,840             $105,481
                  Amount Waived                   $105,960             $ 90,373             $ 91,945
                                                  --------             --------             --------

                   Total Paid                     $  6,385             $ 31,467             $ 13,536

        Back Bay Advisors

                  Fee Earned                      $112,345             $121,839             $105,480
                  Amount Waived                   $105,959             $ 90,373             $ 91,946
                                                  --------             --------             --------
                  Total Paid                      $  6,386              $31,466             $ 13,534



BROKERAGE COMMISSIONS


         For the fiscal years ended December 31, 1998, 1999 and 2000, the Fund paid total brokerage commissions of $24,900, $0 and $0, respectively.

         For more information about Fund portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

SALES CHARGES AND 12B-1 FEES

         As explained in Part II of this Statement, the Class A and Class B shares of the Fund pays Nvest Funds Distributor, L.P. (the "Distributor") fees under separate plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Fund during the fiscal years ended December 31, 1998, 1999 and 2000:


              1998            1999          2000
              ----            ----          ----
             $83,618        $93,811       $81,260        (Class A)
             $93,241        $88,911       $76,789        (Class B)

         During the fiscal year ended December 31, 2000, the Distributor's expenses relating to the Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advance commissions sold to a third party):



(Class A Shares)
Compensation to Investment Dealers                                                                 $81,607
Compensation to Distributor's Sales Personnel and Other Related Costs                              $38,428
                                                                                                   -------
                                                                  TOTAL                           $120,035

(Class B Shares)
Compensation to Investment Dealers                                                                 $74,876
Compensation to Distributor's Sales Personnel and Other Related Costs                              $15,368
                                                                                                   -------

                      TOTAL                            $90,244

         Of the amounts listed above as compensation to investment dealers, the amounts appearing in the table below were paid by the Distributor to New England Securities Corporation ("New England Securities") and MetLife Securities, Inc. ("MetLife Securities"), broker-dealer affiliates of the Distributor. New England Securities and MetLife Securities paid substantially all of the fees it received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.

New England Securities
----------------------

            Class A                        Class B
            $15,897                         $3,610

MetLife Securities
------------------

            Class A                        Class B
            $3,451                          $1,221

--------------------------------------------------------------------------------

                            OWNERSHIP OF FUND SHARES

--------------------------------------------------------------------------------

         As of April 2, 2001, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Fund set forth below.

                            Shareholder and Address                  Ownership
                            -----------------------                  ---------
                                                                     Percentage
                                                                     ----------

        Class A Shares      Ernest Badalian TTEE                          5.96%
                            Ernest and Helen Badalian Family Trust
                            U/A/DTD 07/02/91
                            1540 S Harbor Blvd
                            Anaheim, CA 92802-2312

        Class B Shares      Wanda M. Hansen TTEE                          6.04%
                            Wanda M. Hansen Trust
                            U/A DTD 9/29/94
                            664 Rolling Hills Road
                            Vista, CA 92083-7502

                            Marie S. Black                               10.15%
                            1710 Birchwood Dr
                            San Marcos, CA 92069-9608

--------------------------------------------------------------------------------

                       INVESTMENT PERFORMANCE OF THE FUND

--------------------------------------------------------------------------------
                      Performance Results - Percent Change

                         For the Periods Ended 12/31/00*


                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                                  ---------------------------------           -------------------------
                                                                           Since                                Since
Class A shares:  As a % of                        1 Year     5 Year      4/23/93**            5 Year          4/23/93**
--------------------------------------            ------     ------      ---------            ------          ----------
Net Asset Value                                    9.77       28.51        51.13               5.14              5.52
Maximum Sales Charge                               7.01       25.23        47.39               4.60              5.17


                                                            Aggregate                             Average Annual
                                                          Total Return                             Total Return
                                                  --------------------------------            -------------------------
                                                                           Since                                Since
Class B shares:  As a % of                        1 Year     5 Year      9/13/93**            5 Year          9/13/93**
--------------------------------------            ------     ------      ---------            ------          ---------
Net Asset Value                                    9.00       23.88        32.70               4.38              3.95
Maximum Sales Charge and Redemption at End of      4.00       21.88        32.70               4.04              3.95
Period

* Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of each Fund is $2,500, however.

**   Commencement of Fund operations or offering of Class B shares.

         The foregoing data represent past performance only and are not a prediction as to the future returns of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

                      YIELD AND TAXABLE EQUIVALENT YIELDS
                      FOR THE 30-DAY PERIOD ENDED 12/31/00*

30-day yield:
                                  Class A          4.39%
                                  Class B          3.77%


Taxable equivalent yields:

                                            Combined Tax Rate**                    Taxable Equivalent Yield
                                  Class A         45.22              Class A               8.01
                                  Class B         45.22              Class B               6.88

* Yields for Class A shares are based on the public offering price of a share of the Fund and yields for Class B shares are based on the net asset value of a share of the Fund.

** Based on combined federal and California marginal tax rates for individuals, assuming deduction of state income taxes for purposes of calculating federal taxable income.

DISTRIBUTION RATE OF RETURN

         Each class of the Fund may include in their written sales material rates of return based on that class's distributions from net investment income and short-term capital gains for a recent 30-day, three-month or one-year period. Distributions of less than one year are annualized by multiplying the factor necessary to produce 12 months of distributions. The distribution rates are determined by dividing the amount of a class's distributions per share over the relevant period by either the maximum offering price in the case of Class A shares or the price assuming redemption at the end of the period in the case of Class B shares or the net asset value of a share of a class on the last day of the period.

                               Distribution Rates

                           For Periods Ending 12/31/00

                   As a % of             1 month
------------------------------------     -------

  (Class A shares)
  Net Asset Value...................      5.27%
  Maximum Offering Price............      5.14%

  (Class B shares)
  Net Asset Value....................     4.49%

                      YIELD AND TAXABLE EQUIVALENT YIELDS
                      FOR THE 30-DAY PERIOD ENDED 12/31/00*

30-day yield:
                                  Class A          4.39%
                                  Class B          3.77%


Taxable equivalent yields:

                                            Combined Tax Rate**                    Taxable Equivalent Yield
                                  Class A         45.22              Class A               8.01
                                  Class B         45.22              Class B               6.88

* Yields for Class A shares are based on the public offering price of a share of the Fund and yields for Class B shares are based on the net asset value of a share of the Fund.

** Based on combined federal and California marginal tax rates for individuals, assuming deduction of state income taxes for purposes of calculating federal taxable income.

DISTRIBUTION RATE OF RETURN

         Each class of the Fund may include in their written sales material rates of return based on that class's distributions from net investment income and short-term capital gains for a recent 30-day, three-month or one-year period. Distributions of less than one year are annualized by multiplying the factor necessary to produce 12 months of distributions. The distribution rates are determined by dividing the amount of a class's distributions per share over the relevant period by either the maximum offering price in the case of Class A shares or the price assuming redemption at the end of the period in the case of Class B shares or the net asset value of a share of a class on the last day of the period.

                               Distribution Rates

                           For Periods Ending 12/31/00

                   As a % of             1 month
------------------------------------     -------

  (Class A shares)
  Net Asset Value...................      5.27%
  Maximum Offering Price............      5.14%

  (Class B shares)
  Net Asset Value....................     4.49%

[LOGO OF CDC NVEST FUNDS]

--------------------------------------------------------------------------------
CDC NVEST FUNDS TRUST I                             CDC NVEST FUNDS TRUST III
CDC NVEST FUNDS TRUST II                            CDC NVEST COMPANIES TRUST I

Statement of Additional Information -- PART II

May 1, 2001

         The following information applies generally to the funds listed below (the "Funds" and each a "Fund"). The Funds constitute all of the series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Companies Trust I (the "Trusts" and each a "Trust"). In certain cases, the discussion applies to some but not all of the Funds. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (the "Statement") as well as in the Prospectuses of the Funds dated May 1, 2001 (the "Prospectus" or "Prospectuses"). The following Funds are described in this
Statement:

Series of CDC Nvest Funds Trust I                               Series of CDC Nvest Funds Trust II
---------------------------------                               ----------------------------------
CDC Nvest Strategic Income Fund                                 CDC Nvest High Income Fund (the "High Income Fund")
(the "Strategic Income Fund")                                   CDC Nvest Short Term Corporate Income Fund
CDC Nvest Bond Income Fund                                      (the "Short Term Corporate Income Fund")
(the "Bond Income Fund")                                        CDC Nvest Limited Term U.S. Government Fund
CDC Nvest Municipal Income Fund                                 (the "Limited Term U.S. Government Fund")
(the "Municipal Income Fund")                                   CDC Nvest Massachusetts Tax Free Income Fund
CDC Nvest Government Securities Fund                            (the "Massachusetts Fund")
(the "Government Securities Fund")                              CDC Nvest Intermediate Term Tax Free Fund of California
CDC Nvest International Equity Fund                             (the "California Fund")
(the "International Equity Fund")                               CDC Nvest Growth and Income Fund
CDC Nvest Growth Fund (the "Growth Fund")                       (the "Growth and Income Fund")
CDC Nvest Capital Growth Fund
(the "Capital Growth Fund")                                     Series of CDC Nvest Funds Trust III
CDC Nvest Balanced Fund (the "Balanced Fund")                   -----------------------------------
CDC Nvest Star Advisers Fund (the "Star Advisers Fund")         CDC Nvest Bullseye Fund (the "Bullseye Fund")
CDC Nvest Star Worldwide Fund                                   CDC Nvest Large Cap Value Fund
(the "Star Worldwide Fund")                                     ("Large Cap Value Fund", formerly Equity Income Fund)
CDC Nvest Star Small Cap Fund                                   CDC Nvest Mid Cap Growth Fund ("Mid Cap Growth Fund")
(the "Star Small Cap Fund")                                     CDC Nvest Select Fund ("Select Fund")
CDC Nvest Star Value Fund (the "Star Value Fund")
                                                                Series of CDC Nvest Companies Trust I
                                                                -------------------------------------
                                                                CDC Nvest AEW Real Estate Fund ("AEW Real Estate Fund")

                               Table of Contents
                                 Part II

Miscellaneous Investment Practices                                            2
Management of the Trusts                                                     25
Portfolio Transactions and Brokerage                                         43
Description of the Trusts and Ownership of Shares                            52
How to Buy Shares                                                            56
Net Asset Value and Public Offering Price                                    57
Reduced Sales Charges - Class A Shares Only                                  58
Shareholder Services                                                         60
Redemptions                                                                  66
Standard Performance Measures                                                69
 Income Dividends, Capital Gain Distributions and Tax Status                 74
Financial Statements                                                         77
Appendix A - Description of Bond Ratings                                     78
Appendix B - Media that May Contain Fund Information                         80
Appendix C - Advertising and Promotional Literature                          81

--------------------------------------------------------------------------------

                       MISCELLANEOUS INVESTMENT PRACTICES

--------------------------------------------------------------------------------

         The following is a list of certain investment practices in which a Fund may engage as secondary investment strategies. A Fund's primary strategies are detailed in its Prospectus.

High Income Fund                            Strategic Income Fund                        Bond Income Fund
----------------                            ---------------------                        ----------------
Various Equity Securities                   Various Equity Securities                    Various Equity Securities
U.S. Government Securities                  IPOs                                         Asset-backed Securities
Mortgage-related Securities                 When-issued Securities                       Collateralized Mortgage Obligations
Asset-backed Securities                     Asset-backed Securities                      When-issued Securities
Collateralized Mortgage Obligations         Collateralized Mortgage Obligations          Convertible Securities
Stripped Securities                         Repurchase Agreements                        Illiquid Securities
Repurchase Agreements                       Foreign Currency Hedging Transactions        Section 4(2) Commercial Paper
When-issued Securities                      Investments in Closed-end                        (liquidity determination
Convertible Securities                           Investment Companies                    required)
Foreign Currency Hedging                    Futures, Options and Swap Contracts          Loans of Portfolio Securities
    Transactions                            Short Sales Against the Box                  Short-term Investments
Illiquid Securities                         Illiquid Securities                          Money Market Instruments
Section 4(2) Commercial Paper               Section 4(2) Commercial Paper and Rule       Repurchase Agreements
    (liquidity determination required)          144A Securities (liquidity               Structured Notes
Loans of Portfolio Securities                   determination required)                  Futures, Options and Swap
Short-term Investments                      Loans of Portfolio Securities                    Contracts
Money Market Instruments                    Borrowing/Reverse Repurchase                 Depositary Receipts
Structured Notes                                Agreements                               Pay-in-kind Securities
Step Coupon Bonds                           Short-term Investments                       Stripped Securities
                                            Money Market Instruments                     Zero-coupon Securities
                                            Step Coupon Bonds

Municipal Income Fund                       Short Term Corporate Income Fund             Limited Term U.S. Government Fund
---------------------                       --------------------------------             ---------------------------------
Repurchase Agreements                       Convertible Bonds                            Mortgage-backed Securities
Stripped Securities                         Stripped Securities                          Collateralized Mortgage Obligations
When-issued Securities                      Repurchase Agreements                        Stripped Securities
Futures and Options                         When-issued Securities                       Repurchase Agreements
Short-term Investments                      Futures, Options and Swap Contracts          When-issued Securities
Money Market Instruments                    Illiquid Securities                          Foreign Equity Securities
U.S. Government Securities                  Section 4(2) Commercial Paper                Foreign Currency Hedging
Section 4(2) Commercial Paper and               (liquidity determination required)           Transactions
    Rule 144A Securities (liquidity         Short-term Investments                       Futures and Options
    determination required)                 Money Market Instruments                     Illiquid Securities
                                            Zero-coupon Securities                       Section 4(2) Commercial Paper and
                                            Structured Notes                                 Rule 144A Securities (liquidity
                                            Non-Convertible Preferred Stocks,                determination required)
                                               Notes or Bonds                            Loans of Portfolio Securities
                                            Step Coupon Bonds                            Short-term Investments
                                            Loans of Portfolio Securities                Money Market Instruments

Government Securities Fund                  Massachusetts Fund                           California Fund
--------------------------                  ------------------                           ---------------
Repurchase Agreements                       U.S. Government Securities                   U.S. Government Securities
When-issued Securities                      Mortgage-related Securities                  Mortgage-related Securities
Futures and Options                         Stripped Securities                          Stripped Securities
Money Market Instruments                    Repurchase Agreements                        Repurchase Agreements
                                            When-issued Securities                       When-issued Securities
                                            Futures and Options                          Futures and Options
                                            Illiquid Securities                          Illiquid Securities
                                            Section 4(2) Commercial Paper and Rule       Section 4(2) Commercial Paper and
                                                144A Securities (liquidity                   Rule 144A Securities (liquidity
                                                determination required)                      determination required)
                                            Money Market Instruments                     Money Market Instruments
                                            Pay-in-kind Securities                       Pay-in-kind Securities
                                            Borrowing/Reverse Repurchase                 Borrowing/Reverse Repurchase
                                               Agreements                                   Agreements

Bullseye Fund                                 International Equity Fund                   Growth Fund
-------------                                 -------------------------                   -----------
Various Equity Securities                     Various Foreign Equity Securities           Various Equity Securities
IPOs                                          Foreign IPOs                                IPOs
U.S. Government Securities                    Lower-quality Foreign Fixed Income          Corporate Fixed Income Securities
Repurchase Agreements                             Securities                                  (investment grade)
When-issued Securities                        Repurchase Agreements                       U.S. Government Securities
Foreign Securities (Equity Securities,        Zero-coupon Securities                      Repurchase Agreements
    Supranational Agencies)                   When-issued Securities                      Zero-coupon Securities
Securities of Emerging Markets                Foreign Currency Hedging                    Convertible Securities
Foreign Currency Hedging                          Transactions                            Futures, Options and Swap
    Transactions                              Foreign Corporate Bonds                         Contracts
Futures, Options and Swap                     Foreign Convertible Bonds                   Short Sales Against the Box
    Contracts                                 Foreign Government Bonds                    Illiquid Securities
Short Sales Against the Box                   Supranational Agencies                      Section 4(2) Commercial Paper and
Illiquid Securities                           Foreign Warrants                                Rule 144A Securities (liquidity
Section 4(2) Commercial Paper and             Investments in Other Investment                 determination required)
    Rule 144A Securities (liquidity               Companies                               Borrowing/Reverse Repurchase
    determination required)                   Futures, Options and Swap                       Agreements
Loans of Portfolio Securities                     Contracts                               Short-term Investments
Borrowing/Reverse Repurchase                  Short Sales Against the Box                 Money Market Instruments
    Agreements                                Illiquid Securities
Short-term Investments                        Section 4(2) Commercial Paper and
Money Market Instruments                          Rule 144A Securities (liquidity
Foreign Bonds                                     determination required)
                                              Loans of Portfolio Securities
                                              Borrowing/Reverse Repurchase
                                                  Agreements
                                              Short-term Investments
                                              Money Market Instruments

Growth and Income Fund                        Capital Growth Fund                         Balanced Fund
----------------------                        -------------------                         -------------
Various Equity Securities                     Various Equity Securities                   Various Equity Securities
IPOs                                          IPOs                                        IPOs
Corporate Fixed Income Securities             Corporate Fixed Income Securities           Non-Convertible Preferred Stock
    (investment grade)                           (investment grade)                       Lower Quality Corporate Fixed
U.S. Government Securities                    U.S. Government Securities                     Income Securities
Zero-coupon Securities                        Repurchase Agreements                       Repurchase Agreements
Repurchase Agreements                         Zero-coupon Securities                      Investments in Other Investment

Convertible Securities                        Convertible Securities                         Companies
Foreign Securities (Foreign Equity            Foreign Securities (Foreign Equity          Futures, Options and Swap Contracts
    Securities, Supranational Agencies,           Securities, Supranational               Short Sales Against the Box
    Depositary Receipts)                          Agencies,                               Illiquid Securities
Foreign Currency Hedging                          Depositary Receipts)                    Borrowing/Reverse Repurchase
    Transactions                              Foreign Currency Hedging                       Agreements
Investments in Other Investment                   Transactions                            Short-term Investments
    Companies                                 Investments in Other Investment             Money Market Instruments
Futures, Options and Swap Contracts               Companies                               Securities of Emerging Markets
Illiquid Securities                           Futures, Options and Swap                   Section 4(2) Commercial Paper
Section 4(2) Commercial Paper and                 Contracts                                  (liquidity Determination required)
    Rule 144A Securities (liquidity           Short Sales Against the Box                 Structured Notes
    determination required)                   Illiquid Securities                         Step Coupon Bonds
Borrowing                                     Section 4(2) Commercial Paper and           Stripped Securities
Short-term Investments                            Rule 144A Securities (liquidity         CMO's
Money Market Instruments                          determination required)
Foreign Bonds                                 Loans of Portfolio Securities
                                              Borrowing/Reverse Repurchase
                                                  Agreements
                                              Short-term Investments
                                              Money Market Instruments
                                              Foreign Bonds

Large Cap Value Fund                          AEW Real Estate Fund
--------------------                          --------------------
Various Equity Securities                     Mortgage Real Estate Investment
Lower Quality Corporate Fixed                     Trusts
    Income Securities                         Hybrid Real Estate Investment Trusts
U.S. Government Securities                    Foreign Securities (Foreign Equity
Repurchase Agreements                             Securities and Depository Receipts)
Zero-coupon Securities                        Certificates of Deposit, Demand and
Securities of Emerging Markets                    Time Deposits and Banker's
Foreign Currency Hedging                          Acceptances
    Transactions                              Prime Commercial Paper,
Investments in Other Investment                   (including Master Demand Notes)
    Companies                                 Repurchase Agreements secured by U.S.
Futures, Options and Swap Contracts               Government Securities
Short Sales Against the Box                   When-issued Securities
Illiquid Securities                           Zero-Coupon Securities
Section 4(2) Commercial Paper and             Convertible Securities
Rule 144A Securities                          Illiquid Securities and Restricted
    (liquidity determination required)            Securities (including Rule 144A
Loans of Portfolio Securities                     Securities)
Borrowing/Reverse Repurchase                  Loans of Portfolio Securities
    Agreements                                Short-term Investments
Short-term Investments                        Fixed-income Securities
Money Market Instruments                      Collateralized Mortgage Obligations
Foreign Bonds                                 Collateralized Mortgage-backed
When-issued Securities                            Securities
                                              Money Market Instruments

Mid Cap Growth Fund                           Select Fund
-------------------                           -----------
Various Equity Securities                     Various Equity Securities
Convertible Securities                        IPOs
Corporate Fixed Income Securities             Convertible Securities
    (investment grade)                        Corporate Fixed Income Securities

U.S. Government Securities                        (investment grade)
When-issued Securities                        U.S. Government Securities
Futures, Options and Swap Contracts           When-Issued Securities
Foreign Securities (Foreign Equity            Repurchase Agreements
    Securities, Depositary Receipts)          Zero-coupon Securities
Privatizations                                Money Market Instruments
Zero-coupon Securities                        Pay-in-kind Securities
Repurchase Agreements                         Lower Quality Corporate Fixed
Short-term Investments                            Income Securities
Short Sales Against the Box                   Foreign Securities (Foreign Equity
Illiquid Securities                               Securities, Supranational Agencies,
Section 4(2) Commercial Paper                     Depositary Receipts)
    (liquidity determination required)        Foreign Bonds
Borrowing/Reverse Repurchase                  Foreign Currency Hedging
    Agreements                                    transactions
Investments in Other Investment               Futures and Options
    Companies                                 Short-term Investments
Money Market Instruments                      Short Sales
                                              Illiquid Securities
                                              Section 4(2) Commercial Paper and
                                                  Rule 144A Securities (liquidity
                                                  determination required)
                                              Borrowing/Reverse Repurchase
                                                  Agreements
                                              Investments in Other Investment
                                                  Companies


The following is a list of some of the investment practices employed by the various subadvisers of CDC Nvest Star Funds as secondary strategies. Due to the multi-subadviser approach of CDC Nvest Star Funds, investing in a certain security may be a primary strategy for one segment of the Fund and a secondary strategy for another segment of such Fund.

Star Advisers Fund                            Star Worldwide Fund                       Star Small Cap Fund
------------------                            -------------------                       -------------------
Various Equity Securities                     Various Equity Securities                 Various Equity Securities
IPOs                                          IPOs                                      IPOs
U.S. Government Securities                    U.S. Government Securities                U.S. Government Securities
Repurchase Agreements                         Repurchase Agreements                     Repurchase Agreements
Structured Notes                              Structured Notes                          Structured Notes
Zero-coupon; Pay-in Kind;                     Zero-coupon and Strips                    When-issued
    Step Coupon and Strips                    When-issued Securities                        Securities
When-issued Securities                        Foreign Currency Hedging                  Foreign Currency Hedging
Foreign Currency Hedging                          Transactions                             Transactions
    Transactions                              Privatizations                            Privatizations
Privatizations                                Investments in Other Investment           Investments in Other Investment
Investments in Other Investment                   Companies                                Companies
    Companies                                 Futures, Options and Swap                 Futures, Options and Swap
Futures, Options and Swap Contracts               Contracts                                Contracts
Short Sales Against the Box                   Short Sales Against the Box               Short Sales Against the Box
Illiquid Securities                           Illiquid Securities                       Illiquid Securities
Section 4(2) Commercial Paper and             Section 4(2) Commercial Paper and         Section 4(2) Commercial Paper and

    Rule 144A Securities (liquidity               Rule 144A Securities (liquidity           Rule 144A Securities  (liquidity
    determination required)                       determination required)                   determination required)
Borrowing/Reverse Repurchase                  Borrowing/Reverse Repurchase              Borrowing/Reverse Repurchase
    Agreements                                    Agreements                                Agreements
Short-term Investments                        Short-term Investments                    Short-term Investments
Money Market Instruments                      Money Market Instruments                  Money Market Instruments
Loans of Portfolio Securities                 Loans of Portfolio Securities             Mortgage- and Asset-backed
Mortgage- and Asset backed Securities         Mortgage- and Asset-backed Securities         Securities
Foreign Bonds                                 Foreign Bonds                             Loans of Portfolio Securities
Collateralized Mortgage Obligations           Step Coupon Bonds                         Foreign Bonds
Foreign Securities (Equity Securities,        Pay-in-kind Securities                    Collateralized Mortgage Obligations
    Supranational Agencies)                   Foreign Currency Speculation              Step Coupon Bonds
Securities of Emerging Markets                    Transactions                          Pay-in-kind Securities
Foreign Depositary Receipts                   Collateralized Mortgage Obligations       Foreign Currency Speculation
Foreign Currency Speculation                  Foreign Securities (Supranational             Transactions
    Transactions                                  Agencies, Emerging Markets)           Zero-coupon Securities
                                              Convertible Preferred Stocks              Stripped Securities
                                                                                        Convertible Bonds
                                                                                        Foreign Securities (Equity
                                                                                            Securities,
                                                                                            Emerging Markets, Depositary
                                                                                            Receipts, Supranational Agencies)

Star Value Fund
---------------
Various Equity Securities
IPOs
Corporate Fixed Income Securities (investment grade)
U.S. Government Securities
Repurchase Agreements

Zero-coupon Securities
When-issued Securities
Convertible Securities
Foreign Currency Hedging
    Transactions
Foreign Securities (Depositary Receipts)
Investments in Other Investment
    Companies
Futures, Options and Swap Contracts
Short Sales Against the Box
Illiquid Securities
Section 4(2) Commercial Paper and Rule 144A Securities
    (liquidity determination required)
Borrowing/Reverse Repurchase
    Agreements
Short-term Investments
Money Market Instruments
Foreign Bonds
Lower Quality Fixed-Income Securities

The following is a description of the various investment practices in which a Fund may engage, whether as a primary or secondary strategy, and a summary of certain attendant risks:

Equity Securities Equity securities are securities that represent an ownership
-----------------
interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. A Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

 .    Small Companies - Certain Funds may invest in companies with relatively
     ---------------
     small market capitalization. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of Funds that invest in companies with relatively small market capitalization therefore may fluctuate more widely than market averages.

 .    Warrants - Certain Funds may invest in warrants. A warrant is an instrument
     --------
     that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

 .    Real estate investment trusts (REITs) - Certain Funds may invest in REITs.
     -------------------------------------
     REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with real estate securities. A Fund will indirectly bear its proportionate share of expenses, including advisory fees, paid by each REIT in which it invests.

 .    Real Estate Securities - The AEW Real Estate Fund invests primarily in
     ----------------------
     securities of companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are those that (i) have principal activity involving the development, ownership, construction management or sale of real estate;
     (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Initial Public Offerings Certain funds may purchase securities of companies that
------------------------
are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Funds may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. Although the Funds will make diligent efforts to research a company prior to purchasing IPO securities, including reviewing the company's prospectus, there is no guarantee against significant losses. The Funds' investment in IPO securities may have a significant impact on a Fund's performance and may result in significant capital gains.

Fixed-income Securities Certain Funds may invest in fixed-income securities.
-------------------------------------

Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Fixed-income securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. In the case of municipal bonds, the issuer may make these payments from money raised through a variety of sources, including
(1) the issuer's general taxing power, (2) a specific type of tax such as a property tax, or (3) a particular facility or project such as a highway. The ability of an issuer of municipal bonds to make these payments could be affected by litigation, legislation or other political events, or the bankruptcy of the issuer. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of fixed-income securities falls when market rates of interest are rising.) Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a fund that invests in fixed-income securities for any particular period. Fluctuations in the value of a Fund's investments in fixed-income securities will cause the Fund's net asset value to increase or decrease.

Lower Quality Fixed-income Securities Certain Funds may invest in lower quality
------------------------------------- -----------------------------------------
fixed-income securities. Fixed-income securities rated BB or lower by Standard &
------------------------
Poor's Ratings Group ("Standard & Poor's" or "S&P") or Ba or lower by Moody's Investor's Service, Inc. ("Moody's") (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's or subadviser's own credit analysis than for a Fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Bond Ratings."

Structured Notes Certain Funds may invest in a broad category of instruments
----------------
known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase the Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. (The Funds are not permitted to invest more than 15% of their net assets in illiquid investments.) As with all investments, successful use of structured notes depends in significant part on the accuracy of the relevant adviser's or subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's or subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply.

U.S. Government Securities Certain Funds may invest in some or all of the
--------------------------
following U.S. government securities:

 .    U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are
     -------------------
     issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

 .    U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury
     -----------------------------
     issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

 .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
     -------------
     mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single, family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as a Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

 .    "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a
     -------------
     government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

 .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a
     --------------
     corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

     U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Tax Exempt Bonds The Massachusetts Fund, the California Fund and the Municipal
----------------
Bond Fund (the "Tax Exempt Funds") may invest in tax-exempt bonds. Tax exempt bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which tax-exempt bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, prior to the Tax Reform Act of 1986, certain debt obligations known as industrial development bonds could be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term "tax exempt bonds" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. Interest on certain industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax. The Tax Reform Act of 1986 eliminated some types of tax-exempt industrial revenues bonds but retains others under the general category of "private activity bonds." The interest on so-called "private activity bonds" is exempt from ordinary federal income taxation but is treated as a tax preference item in computing a shareholder's alternative minimum tax liability, as noted in relevant Prospectuses.

     Funds that invest in tax exempt bonds or private activity bonds may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or for "related persons" of substantial users. You should contact you financial adviser or attorney for more information if you think you maybe a "substantial user" or a "related person" of a substantial user.

     The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. The characteristics and methods of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax exempt industrial development bonds and private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

     Prices and yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the tax exempt bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

     The ratings of Moody's and S&P represent their opinions as to the quality of the State Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.

     Although the yield of a Tax Exempt Fund generally will be lower than that of another Fund, the net after-tax return to investors may be greater. The table below illustrates what tax-free investing can mean. It shows what you must earn from a taxable investment to equal a tax-free yield ranging from 4% to 8%, under current federal tax rates. You can see that as your tax rate goes up, so do the benefits of tax-free income. For example, a married couple with a taxable income of $40,000 filing a joint return would have to earn a taxable yield of 7.06% to equal a tax-free yield of 6.0%. For example, while a married couple with a taxable income of $40,000 filing a joint return would have to earn a taxable yield of 7.06% to equal a tax-free yield of 6.0%, a single person with taxable income of $300,000 would have earn a taxable yield of 9.93% to equal a tax-free yield of 6.0%. These examples and the following table do not take into account the effect of state or local income taxes, if any, or federal income taxes on social security benefits which may arise as a result of receiving tax-exempt income, or the federal alternative minimum tax that may be payable to the extent that Fund dividends are derived from interest on "private activity bonds" (see the section entitled "Income Dividends, Capital Gain Distributions and Tax Status"). Also, a portion of a Tax Exempt Fund's distributions may consist of ordinary income or short-term or long-term capital gains and will be taxable to you as such.
                Taxable Equivalent Yields - Municipal Income Fund

              Taxable Income*                 Federal                         If Tax Exempt Yield is
------------------------------------------    Marginal  -----------------------------------------------------------------
                                                Tax          4.0%         5.0%         6.0%         7.0%         8.0%
   Single Return ($)     Joint Return ($)      Rate**               Then The Equivalent Taxable Yield Would Be:
---------------------- ------------------- ------------- ----------------------------------------------------------------
      0 - 27,050            0 - 45,200         15.00%        4.71%        5.88%        7.06%        8.24%        9.41%
    27,051 - 65,550      45,201 - 109,250      28.00%        5.56%        6.94%        8.33%        9.72%       11.11%
   65,551 - 136,750     109,251 - 166,450      31.00%        5.80%        7.25%        8.70%       10.14%       11.59%
   136,751 - 297,300    166,451 - 297,300      36.00%        6.25%        7.81%        9.38%       10.94%       12.50%
   297,301 and over      297,301 and over      39.60%        6.62%        8.28%        9.93%       11.59%       13.25%

* This amount represents taxable income as defined in the Internal Revenue Code of 1986, as amended (the "Code").
**   These rates do not reflect any potential state income tax.

     Obligations of issuers of tax-exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their tax-exempt bonds may be materially affected, or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax exempt bonds in the same manner.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of tax-exempt securities for investment by the Tax Exempt Funds and the value of such Funds' portfolios could be materially affected, in which event such Funds would reevaluate their investment objectives and policies and consider changes in their structure or dissolution.

     All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues. The ability of the Tax Exempt Funds to invest in securities other than tax-exempt bonds is limited by a requirement of the Code that at least 50% of such Funds total assets be invested in tax-exempt bonds at the end of each calendar quarter.

State Tax Exempt Securities The California Fund and the Massachusetts Fund (the
---------------------------
"State Tax Exempt Funds") may invest in "State Tax Exempt Securities", which term refers to debt securities the interest from which is, in the opinion of bond counsel, exempt from federal income tax and state personal income taxes (other than the possible incidence of any alternative minimum taxes). State Tax Exempt Securities consist primarily of bonds of the State Tax Exempt Fund's named state, their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain State Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term "State Tax Exempt Securities" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income taxes (other than the possible incidence of any alternative minimum taxes). Each State Tax Exempt Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions" in Part I of this Statement). However, as described in each State Tax Exempt Fund's Prospectus, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of such Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than State Tax Exempt Securities, will normally not exceed 10% of the total amount of the Fund's income distributions.

     In addition, the term "State Tax Exempt Securities" includes debt obligations issued by other governmental entities (for example, U.S. territories) if such debt obligations generate interest income that is exempt from federal income tax and state personal income taxes (other than any alternative minimum taxes).

     There are, of course, variations in the quality of State Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

     The yields on State Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the State Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the State Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, State Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while State Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of State Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's subadviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

     Although the yield of a State Tax Exempt Fund generally will be lower than that of another Fund, the net after-tax return to investors may be greater. The tables below illustrate what tax-free investing can mean for you. It does not take into account the effect of income taxes on social security benefits that may arise as a result of receiving tax-exempt income, or any alternative minimum tax. Also, a portion of a State Tax Exempt Fund's distributions may consist of ordinary income, short-term capital gain or long-term capital gain and will be taxable to you as such. The tables below show, for different assumed levels of taxable income and marginal tax rates, the equivalent taxable yield that would be required to achieve certain levels of tax-exempt yield. Yields shown do not represent actual yields achieved by the Fund and are not intended as a prediction of future yields.

                                            TAX FREE INVESTING

Massachusetts Fund                             2001 Combined
              Taxable Income*                      MA and                        If Tax Exempt Yield is
---------------------------------------------      Federal         ---------------------------------------------------
        Single                Joint                  Tax            4.00%     5.00%     6.00%       7.00%       8.00%
      Return ($)            Return ($)            Bracket**          Then the Equivalent Taxable Yield would be:
----------------------------------------------------------------------------------------------------------------------
      0 - 27,050            0 - 45,200             19.97%        4.99%      6.23%     7.480%      8.72%      9.97%
   27,051 - 65,550       45,201 - 109,250          32.22%        5.88%      7.36%     8.83%      10.30%      11.77%
   65,551 - 136,750     109,251 - 166,450          35.04%        6.14%      7.67%     9.21%      10.75%      12.28%
  136,751 - 297,300     166,451 - 297,300          39.74%        6.62%      8.27%     9.93%      11.58%      13.24%
   297,301 and over      297,301 and over          43.13%        7.01%      8.77%     10.52%     12.28%      14.03%

California Fund                                  2001 Combined
              Taxable Income*                     Federal and                  If Tax Exempt Yield is
---------------------------------------------     California    ------------------------------------------------------
        Single              Joint                  Marginal       4.00%      5.00%      6.00%      7.00%      8.00%
      Return ($)            Return ($)            Tax Rate**         Then the Equivalent Taxable Yield would be:
----------------------------------------------------------------------------------------------------------------------
       0-5,459               0-10,918               15.85%        4.75%      5.94%      7.13%      8.32%      9.51%
     5,460-12,939         10,919-25,878             16.34%        4.78%      5.98%      7.17%      8.37%      9.56%
    12,940-20,421         25,879-40,842             17.10%        4.82%      6.03%      7.24%      8.44%      9.65%
    20,422-28,348         40,843-56,696             30.49%        5.75%      7.19%      8.63%     10.07%     11.51%
    28,349-35,826         56,697-71,652             31.17%        5.81%      7.26%      8.72%     10.17%     11.62%
    35,827-65,550         71,653-109,250            32.38%        5.92%      7.39%      8.87%     10.35%     11.83%
    65,551-136,750       109,251-166,450            35.96%        6.25%      7.81%      9.37%     10.93%     12.49%
   136,751-297,300       166,451-297,300            41.20%        6.80%      8.50%     10.20%     11.90%     13.61%
   297,301and over       297,300 and over           44.69%        7.23%      9.04%     10.85%     12.66%     14.46%

* This amount represents taxable income as defined in the Code and the Massachusetts and California tax law. Note that Massachusetts and California taxable income and federal taxable income may differ due to differences in exemptions, itemized deductions and other items.

** These combined rates reflect the 2001 federal and Massachusetts and 2000 California applicable marginal rates. These rates include the effect of deducting state taxes on a federal return.

     The State Tax Exempt Funds do not currently intend to invest in so-called "moral obligation" bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by such Fund.

     Securities in which a State Tax Exempt Fund may invest, including State Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their State Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable.

     The Fund's named state and certain of its cities and towns and public bodies have from time to time encountered financial difficulties that have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by a State Tax Exempt Fund.

     Insurance on Portfolio Holdings of Tax Exempt Funds Tax Exempt Funds may
     ---------------------------------------------------
obtain insurance on any of their portfolio holdings from a nationally recognized private insurer, which may include one or more of the following: Financial Guaranty Insurance Company, which is owned by FGIC Corporation, which in turn is owned by General Electric Credit Corporation; AMBAC Indemnity Corporation; Financial Security Assurance, Inc.; and Municipal Bond Investors Assurance Corporation, a wholly-owned subsidiary of MBIA Incorporated, the principal shareholders of which are: The Aetna Life & Casualty Company, Fireman's Fund Insurance Company, subsidiaries of the CIGNA Corporation and affiliates of the Continental Insurance Company. Insurance on individual securities, whether obtained by the issuer or a Tax Exempt Fund, is non-cancelable and runs for the life of the security. To the extent that a Tax Exempt Fund obtains insurance on any of its securities, the insurance must provide for the unconditional payment of scheduled principal and interest when due. In the event of a default by the issuer in the payment of principal or interest, the insurer will, within 30 days of notice of such default, provide to its agent or the trustee funds needed to make any such payments. Such agent or trustee will bear the responsibility of seeing that such funds are used to make such payments to the appropriate parties. Such insurance will not guarantee the market value of a security.

     Insurance on the Tax Exempt Funds' portfolio of securities will in some cases continue in the event the securities are sold by such Funds, while in other cases it may not. The Tax Exempt Funds have the option to procure individual secondary market insurance, which would continue to cover any such security after its sale by such Funds. Such guaranteed renewable insurance continues so long as premiums are paid by such Funds and, in the judgment of such Funds' subadviser, coverage should be continued. In the case of securities that are insured by a nationally recognized private insurer, default by the issuer is not expected to affect the market value of the security relative to other insured securities of the same maturity value and coupon and covered by the same insurer.

     Premiums for insurance may be payable in advance or may be paid periodically over the term of the security by the party then owning the security, and the costs will be reflected in the price of the security. The cost of insurance for longer-term securities, expressed in terms of income on the security, is likely to reduce such income by from 10 to 60 basis points. Thus, a security yielding 10% might have a net insured yield of 9.9% to 9.4%. The impact of the cost of the Tax Exempt Funds' portfolio insurance on such Funds' net yield is somewhat less. The cost of insurance for shorter-term securities, which are generally lower yielding, is expected to be less. It should be noted that insurance raises the rating of a municipal security. Lower rated securities generally pay a higher rate of interest than higher rated securities. Thus, while there is no assurance that this will always be the case, the Tax Exempt Funds may purchase lower rated securities, which, when insured, will bear a higher rating, and may pay a higher net rate of interest than other equivalently rated securities that are not insured.

     Nationally recognized private insurers have certain eligibility standards as to the municipal securities they will insure. Such standards may be more or less strict than standards that would be applied for purchase of a security for the

Funds. To the extent nationally recognized private insurers apply stricter standards, the Tax Exempt Funds will be restricted by such standards in the purchase and retention of municipal securities.

     The Internal Revenue Service (the "IRS") has issued revenue rulings indicating that (i) the fact that municipal obligations are insured will not affect their tax-exempt status and (ii) insurance proceeds representing maturing interest on defaulted municipal obligations paid to certain municipal bond funds will be excludable from federal gross income under Section 103(a) of the Code. While operation of the Tax Exempt Funds and the terms of the insurance policies on such Funds' portfolio of securities may differ somewhat from those addressed by the revenue rulings, the Funds do not anticipate that any differences will be material or change the result with respect to the Funds.

     Insurers of the Tax Exempt Funds' municipal securities are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is no guarantee that an insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. The Tax Exempt Funds' subadviser reviews the financial condition of each insurer of their securities at least annually, and in the event of any material development, with respect to its continuing ability to meet its commitments to any contract of bond insurance.

Mortgage-related Securities Certain Funds may invest in mortgage-related
---------------------------
securities, such as GNMA or FNMA certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

An Adjustable Rate Mortgage security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-backed Securities Certain Funds may invest in asset-backed securities. The
-----------------------
securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets such as automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMOs") Certain Funds may invest in CMOs,
--------------------------------------------
which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs may be considered derivative securities.

"Stripped" Securities Certain Funds may invest in stripped securities, which are
 --------------------
usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Zero-coupon Securities; Pay-in-kind and Step Coupon Securities Certain Funds may
--------------------------------------------------------------
invest in zero-coupon, pay-in-kind and step coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon and pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

When-issued Securities Certain Funds may purchase "when-issued" equity
----------------------
securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to actual issuance. Each Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Repurchase Agreements Certain Funds may enter into repurchase agreements, by
---------------------
which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements Certain Funds may enter into reverse repurchase
-----------------------------
agreements. However, a Fund may not engage in reverse repurchase agreements in excess of 5% of the applicable Fund's total assets. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund's records at the trade date and maintained until the transaction is settled.

Convertible Securities Certain Funds may invest in convertible securities,
----------------------
including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

Foreign Securities Certain Funds may invest in foreign securities. Such
------------------
investments present risks not typically associated with investments in comparable securities of U.S. issuers.

     Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

     In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

     There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

     Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Certain Funds may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts. American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") are types of depository receipts issued by U.S. banks and European banks, respectively.

     In addition, certain Funds may invest in securities issued by supranational agencies. Supranational agencies are those agencies whose member nations determine to make capital contributions to support the agencies' activities, and include such entities as the International Bank of Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

     In determining whether to invest in securities of foreign issuers, the adviser or subadviser of the Fund will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

Foreign Currency Most foreign securities in the Funds' portfolios will be
----------------
denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

     A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Foreign Currency Hedging Transactions To protect against a change in the foreign
-------------------------------------
currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or

(ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures, Options and Swap Contracts" below.

Privatizations In a number of countries around the world, governments have
--------------
undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Investments in Other Investment Companies Certain Funds may invest in other
-----------------------------------------
investment companies. Investment companies, including companies such as iShares, "SPDRs" and "WEBS," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

     Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund's adviser or subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Futures, Options and Swap Contracts
-----------------------------------

Futures Contracts A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

     When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

     Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

     Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Options An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

     An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

     A call option on a futures contract written by a Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

     A put option on a futures contract written by a Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

     Closing a written call option will permit a Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

     A Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

     Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

     As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

     Certain Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

     A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

     Certain Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the

Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

     Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

     Certain Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

     All call options written by a Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

Futures and Options on Tax-exempt Bonds and Bond Indices Tax Exempt Funds may also purchase and sell interest rate futures contracts and tax-exempt bond index futures contracts and may write and purchase related options. Transactions involving futures and options on futures may help to reduce the volatility of the Tax Exempt Fund's net asset value, and the writing of options on futures may yield additional income for the Fund, but these results cannot be assured. Income from options and futures transactions is not tax-exempt.

Swap Contracts Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

Risks The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

     Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

     The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

     The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

     Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

     Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

     An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the relevant Funds purchase foreign stock index futures.

     The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser or subadviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

over-the-counter Options An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

     The staff of the SEC has taken the position that over-the-counter options on U.S. government securities and the assets used as cover for written over-the-counter options on U.S. government securities should generally be treated as illiquid securities for purposes of the Funds' investment restrictions relating to illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which the formula price exceeds any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although Back Bay Advisors, L.P. ("Back Bay Advisors"), the Government Securities Fund's subadviser, does not believe that over-the-counter options on U.S. government securities are generally illiquid, the Fund and Back Bay Advisors have agreed that pending resolution of this issue it will conduct its operations in conformity with the views of the SEC staff on such matters.

     Back Bay Advisors has established standards for the creditworthiness of the primary dealers with which the Government Securities Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Back Bay Advisors. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

Economic Effects and Limitations Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Municipal Income Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax-exempt bonds for that purpose.

     The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Future Developments The above discussion relates to a Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, Funds may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Short Sales Certain Funds may sell securities short "against the box", that is:
-----------
(1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. In addition, the Select Fund only may make short sales if immediately after such short sale the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against the box) does not exceed 5% of the value of the Select Fund's net assets, and the Fund covers such short sales as described in the following paragraph.

     In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities. With respect to securities that are not sold short against the box, the Select Fund may cover its short positions by maintaining in a separate account with the Fund's custodian cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale.

     Short sales may protect a Fund against risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Star Advisers Fund, Star Small Cap Fund and Star Worldwide Fund currently expect that no more than 20%, 25% and 20% of their total assets, respectively, would be involved in short sales against the box.

Illiquid Securities (Rule 144A Securities and Section 4(2) Commercial Paper)
----------------------------------------------------------------------------
Illiquid securities are those that are not readily resaleable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

     Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Certain Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless an adviser or subadviser has determined, under guidelines established by each Trust's Board of Trustees, that the particular issue of Rule 144A securities is liquid.

Loans of Portfolio Securities Certain Funds may lend up to 33 1/3% of their
-----------------------------
total assets (taken at current value) in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. These Funds will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of money market funds subject to any investment restriction listed in Part I of this Statement. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.

     These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-term Trading Certain Funds may, consistent with their investment
------------------
objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any adviser's or subadviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. Portfolio turnover rates for the Government Securities Fund and Star Advisers Fund differed significantly over the two most recently completed fiscal years due to changes in the number of securities transactions made by these Funds.

Money Market Instruments A Fund may seek to minimize risk by investing in money
------------------------
market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal and that the Fund will be able to maintain the net asset value of its shares at $1.00, although this value cannot be guaranteed.

     Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Temporary Strategies A Fund has the flexibility to respond promptly to changes
--------------------
in market and economic conditions. In the interest of preserving shareholders' capital, the adviser and subadviser(s) of a Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent a Fund from achieving its goal.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money instruments.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE TRUSTS

--------------------------------------------------------------------------------

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of the shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

Trustees
--------

     Trustees of the Trusts and their ages (in parentheses), addresses and principal occupations during at least the past five years are listed below. Those marked with an asterisk (*) may be deemed to be an "interested person" of the Trusts as defined in the Investment Company Act of 1940 (the "1940 Act").

GRAHAM T. ALLISON, JR.--Trustee (61); 79 John F. Kennedy Street, Cambridge,
                        -------
     Massachusetts 02138; Member of the Contract Review and Governance Committee for the Trusts; Douglas Dillon Professor and Director for the Belfer Center of Science and International Affairs, John F. Kennedy School of Government, Harvard University; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly, Dean, John F. Kennedy School of Government.

DANIEL M. CAIN - Trustee (56); 452 Fifth Avenue, New York, New York 10018;
                 -------
     Chairman of the Audit Committee for the Trusts; President and CEO, Cain Brothers & Company, Incorporated (investment banking); Trustee, Universal Health Realty Income Trust (NYSE), eBenX, Inc. (NASDAQ); and Board Member, Norman Rockwell Museum, Sharon Hospital, National Committee for Quality Healthcare, and Columbia University School of Business;

KENNETH J. COWAN -- Trustee (69); One Beach Drive, S.E. #2103, St. Petersburg,
                    -------
     Florida 33701; Chairman of the Contract Review and Governance Committee for the Trusts; Retired; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; formerly, Director, Neworld Bank for Savings and Neworld Bancorp.

RICHARD DARMAN - Trustee (57); 1001 Pennsylvania Avenue, N.W., Washington, D.C.
                 -------
     20004; Member of the Contract Review and Governance Committee for the Trusts; Partner, The Carlyle Group (investments); Public Service Professor, John F. Kennedy School of Government, Harvard University; Trustee, Council for Excellence in Government (not for profit); Director, Frontier Ventures (personal investment); Director, Telcom Ventures (telecommunications); Director, Prime Communications (cable communications); Director, Neptune Communications (undersea cable systems); formerly, Director of the U.S. Office of Management and Budget and a member of President Bush's Cabinet; formerly, Managing Director, Shearson Lehman Brothers (investments).

*JOHN T. HAILER - President and Trustee (40); President and Chief Executive
                  ---------------------
     Officer, CDC IXIS Asset Management Distributors, L.P. (the "Distributor", formerly Nvest Funds Distributor, L.P.); President and Chief Executive Officer, CDC IXIS Asset Management Distribution Corporation (formerly Nvest Distribution Corporation); President and Chief Executive Officer, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset Management Advisers", formerly known as Nvest Funds Management, L.P.); formerly, Senior Vice President, Fidelity Investments Institutional Services Company; formerly, Senior Vice President and Director of Retail Business Development, Putnam Investments; Director, Home for Little Wanderers.

SANDRA O. MOOSE -- Trustee (59); Exchange Place, Boston, Massachusetts 02109;
                   -------
     Member of the Audit Committee for the Trusts; Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, Verizon Communications (communications services); Director, Rohm and Haas Company (specialty chemicals); Trustee, Boston Public Library Foundation; Board of Overseers, Museum of Fine Arts and Beth Israel/New England Deaconess Hospital; Director, Alfred P. Sloan Foundation, Harvard Graduate School Society Council; Member, Visiting Committee, Harvard School of Public Health.

JOHN A. SHANE -- Trustee (68); 200 Unicorn Park Drive, Woburn, Massachusetts
                 -------
     01801; Member of the Audit Committee for the Trusts; President, Palmer Service Corporation (venture capital organization); Director, Arch Communications Group, Inc. (paging service); Director, Eastern Bank Corporation; Director, Gensym Corporation (developer of expert system software); Director, Overland Data, Inc. (manufacturer of computer tape drives).

* PETER S. VOSS -- Chairman of the Board, Chief Executive Officer and Trustee
                   ----------------------------------------------------------
     (54); Director, President and Chief Executive Officer, CDC IXIS Asset Management - North America ("CDC IXIS Asset Management - North America", formerly Nvest Companies, L.P.); Director, CDC IXIS Asset Management Services, Inc ("CIS", formerly Nvest Services Company, Inc.); Director, CDC IXIS Asset Management Distribution Corporation; Director of various affiliates of CDC IXIS Asset Management Advisers; formerly, Board Member, Investment Company Institute and United Way of Massachusetts Bay; Committee Member, New York Stock Exchange Listed Company Advisory Committee.

PENDLETON P. WHITE -- Trustee (70); 6 Breckenridge Lane, Savannah, Georgia
                      -------
     31411; Member of the Contract Review and Governance Committee for the Trusts; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); formerly, Trustee, The Faulkner Corporation (community hospital corporation).

The Contract Review and Governance Committee of the CDC Nvest Funds is comprised solely of disinterested trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser or subadviser and the Funds, and governance matters relating to the Funds.

The Audit Committee of the CDC Nvest Funds is comprised solely of disinterested trustees and considers matters relating to the scope and results of the Funds' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, regulations of the SEC and IRS as well as operational issues relating to the transfer agent.

Officers
--------

     Officers of the Trusts, in addition to Mr. Voss, and their ages (in parentheses) and principal occupations during at least the past five years are listed below.

THOMAS P. CUNNINGHAM - Treasurer (55); Senior Vice President, CDC IXIS Asset
                       ---------
     Management Asset Management Services; Senior Vice President, CDC IXIS Asset Management Advisers; formerly, Vice President, Allmerica Financial Life Insurance and Annuity Company, formerly, Treasurer, Allmerica Investment Trust; formerly, Vice President, First Data Investor Services Group.

JOHN E. PELLETIER - Secretary and Clerk (36); Director, CDC IXIS Asset
                    -------------------
     Management Distribution Corporation; Senior Vice President, General Counsel, Secretary and Clerk, Distributor; Senior Vice President, General Counsel, Secretary and Clerk, CDC IXIS Asset Management Advisers; Executive Vice President, General Counsel, Secretary and Clerk, CIS; formerly, Senior Vice President and General Counsel, Funds Distributor, Inc. (mutual funds service company); formerly, Vice President and General Counsel, Boston Institutional Group (mutual funds service company); formerly, Senior Vice President and General Counsel, Financial Research Corporation.

     Each person listed above holds the same position(s) with all three Trusts. Previous positions during the past five years with the Distributor or CDC IXIS Asset Management Advisers are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Trusts' trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter. Except as indicated above, the address of each trustee and officer of the Trusts c/o CDC Nvest Funds is 399 Boylston Street, Boston, Massachusetts 02116.

Trustee Fees
------------

     The Trusts pay no compensation to their officers or to their trustees who are interested persons thereof.

     Each Independent Trustee (as defined below) receives, in the aggregate, a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $6,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated among the mutual fund portfolios in the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. The term "Independent Trustee" means those trustees who are not "interested persons" of the relevant Trust (as defined by the 1940 Act) and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

     During the fiscal year ended December 31, 2000 for CDC Nvest Funds Trust I, II and III the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving as trustees of the other CDC Nvest Funds Trusts.

                                                                            Pension or
                          Aggregate        Aggregate       Aggregate        Retirement                     Total
                         Compensation    Compensation     Compensation       Benefits     Estimated    Compensation
                             from            from             from          Accrued as      Annual       from the
                       CDC Nvest Funds     CDC Nvest    CDC Nvest Funds    Part of Fund    Benefits      CDC Nvest
                           Trust I      Funds Trust II     Trust III         Expenses        Upon      Funds Trusts
   Name of Trustee         in 2000*        in 2000*         in 2000*          in 2000     Retirement     in 2000*#
   ---------------         --------        --------         --------          -------     ----------     ---------
Graham T. Allison, Jr.    $42,033           $10,158          $1,490             $0            $0          $60,000
Daniel M. Cain            $44,836           $10,835          $1,589             $0            $0          $64,000
Kenneth J. Cowan          $44,836           $10,835          $1,589             $0            $0          $64,000
Richard Darman            $42,033           $10,158          $1,490             $0            $0          $60,000
Sandra O. Moose           $42,033           $10,158          $1,490             $0            $0          $60,000
John A. Shane             $42,033           $10,158          $1,490             $0            $0          $60,000
Pendleton P. White        $42,033           $10,158          $1,490             $0            $0          $60,000
Peter S. Voss                  $0             $0               $0               $0            $0            $0
John T. Hailer                 $0             $0               $0               $0            $0            $0


During the fiscal year ended January 31, 2001 for CDC Nvest Companies Trust I the trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust.

                                           Aggregate
                                         Compensation
                                             from
                                          CDC Nvest
                                          Companies
                                           Trust I
   Name of Trustee                         in 2001*
   ---------------                         --------
Graham T. Allison, Jr.                       $151
Daniel M. Cain                               $155
Kenneth J. Cowan                             $155
Richard Darman                               $151
Sandra O. Moose                              $151
John A. Shane                                $151
Pendleton P. White                           $151
Peter S. Voss                                 $0
John T. Hailer                                $0


*Amounts include payments deferred by trustees for 2000. The total amount of deferred compensation for all periods to date accrued for the trustees follows:
Allison ($850,096); Cain ($68,368); Cowan ($101,680); and Darman ($69,575).

#Total compensation represents amounts paid to a Trustee for serving on 6 trusts with a total of 23 funds as of December 31, 2000.

     The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees. Each Fund will make an investment in the selected Fund(s) in an amount equal to its pro rata share of the deferred fees. As a result of this arrangement, each

Fund, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates.

     At April 2, 2001, the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each Fund.



Advisory and Subadvisory Agreements
-----------------------------------

     Each Fund's advisory agreement between the Fund and CDC IXIS Asset Management Advisers (between the Fund and Capital Growth Management Limited Partnership ("CGM"), in the case of Growth Fund and between the Fund and AEW Management and Advisors, L.P. ("AEW"), in the case of the AEW Real Estate Fund) provides that the adviser (CDC IXIS Asset Management Advisers, CGM or AEW) will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund's assets in accordance with its investment objectives and policies.

     Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. In the case of Funds with Class Y shares, certain expenses may be allocated differently among the Fund's Class A, Class B and Class C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trust and Ownership of Shares.")

     Each Fund's advisory agreement and (except in the case of Growth Fund and AEW Real Estate Fund) each Fund's subadvisory agreement(s) provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each Trust has received an exemptive order from the SEC that permits CDC IXIS Asset Management Advisers to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Asset Management Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Asset Management Advisers, if approved by the Fund's Board of Trustees. Shareholders will be notified of any subadviser changes. Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement.

     Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     CDC IXIS Asset Management Advisers oversees the portfolio management services provided to the Funds by each of the subadvisers. Subject to the review of the Trust's trustees, CDC IXIS Asset Management Advisers monitors each subadviser to assure that the subadviser is managing a Fund's assets consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, CDC IXIS Asset Management Advisers and CIS also provide each Fund with administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund's registration statement under federal and state laws. CDC IXIS Asset Management Advisers does not, however, determine what investments will be purchased or sold for any Fund. Because each subadviser manages its portfolio independently from the others, the same security may be held in two or more different Funds (or segments of a Star Fund) or may be acquired for one Fund (or segment of a Star Fund) at a time when the subadviser of another Fund (or segment) deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the equity markets is appropriate. Because each subadviser directs the trading for its segment or segments of a Star Fund, and does not aggregate its transactions with those of the other subadvisers, a Star Fund may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Star Fund.

Information about the Organization and Ownership of the Advisers and Subadvisers
--------------------------------------------------------------------------------
of the Fund
------------

     CDC IXIS Asset Management Advisers, formed in 1995, is a limited partnership whose sole general partner, CDC IXIS Asset Management Distribution Corporation, is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC IXIS Asset Management Holdings," formerly Nvest Holdings, L.P.), which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America. CDC IXIS Asset Management Distribution Corporation is also the sole general partner of the Distributor and the sole shareholder of CIS, the transfer and dividend disbursing agent of the Funds. CDC IXIS Asset Management North America owns the entire limited partnership interest in each of CDC IXIS Asset Management Advisers and the Distributor. CIS has subcontracted certain of its obligations as the transfer and dividend disbursing agent of the Funds to third parties.

     CDC IXIS Asset Management North America is part of the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution which, in turn, is wholly-owned by the French government. CDC IXIS Asset Management North America is wholly-owned by CDC Asset Management, a French entity that is part of CDC.

     The seventeen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, collectively, have more than $135 billion of assets under management or administration as of December 31, 2000.

     AEW is a registered investment adviser whose origins date back to 1981. AEW is a limited partnership that is a wholly-owned subsidiary of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings. It is currently anticipated that AEW will convert from a limited partnership into a limited liability company subsequent to the launch of the Fund. CDC IXIS Asset Management North America owns the entire limited partnership interest in AEW.

     Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

     CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. CDC IXIS Asset Management North America owns a majority limited partnership interest in CGM. Prior to March 1, 1990, Growth Fund was managed by Loomis Sayles' Capital Growth Management Division. On March 1, 1990, Loomis Sayles reorganized its Capital Growth Management Division into CGM. In addition to advising the Growth Fund, CGM acts as investment adviser of CGM Capital Development Fund, CGM Trust, Nvest Zenith Fund's Capital Growth Series and Nvest Variable Annuity Fund I. CGM also provides investment advice to other mutual funds and other institutional and individual clients.

     Westpeak Investment Advisors, L.P. ("Westpeak"), organized in 1991, provides investment management services to institutional clients. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Westpeak.

     Kobrick Funds LLC ("Kobrick"), a Delaware limited liability company, was formed to succeed to the business of a predecessor limited liability company also named Kobrick Funds LLC (the "Kobrick Predecessor"). The Kobrick Predecessor was formed in 1998 as the result of a reorganization of its predecessor, Kobrick-Cendant Funds, Inc., an investment manager. Kobrick, a wholly-owned subsidiary of CDC IXIS Asset Management North America, is engaged in the business of investment management.


     Jurika & Voyles, L.P., ("Jurika & Voyles") founded in 1983, has discretionary management authority with respect to assets for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charities, mutual funds and individuals. Jurika & Voyles, a wholly-owned subsidiary of CDC IXIS Asset Management North America, is engaged in the business of investment management.

     Harris Associates L.P. ("Harris Associates") was organized in 1995 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1970. Harris Associates is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of CDC IXIS Asset Management Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

     Montgomery Asset Management, LLC ("Montgomery"), was formed in 1990 and provides investment advisory services to retail and institutional clients which include some of the largest pension funds, foundations and endowments in the United States, Canada and Europe. An affiliate of Commerzbank AG, one of the largest publicly held commercial banks in Germany. Montgomery Asset Management is a limited liability company.

     RS Investment Management, L.P. ("RS Investment Management") (formerly, Robertson, Stephens & Company Investment Management, L.P.) was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. and its subsidiary, RS Investment Management, from BankAmerica Corporation.

     Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM") was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. VNSM is a limited partnership whose sole general partner Vaughan, Nelson, Scarborough & McCullough, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings. CDC IXIS Asset Management - North America owns the entire limited partnership interest in VNSM.

Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers and Subadvisers; Cross Relationships of Officers and Trustees

     Certain officers of AEW have responsibility for the management of other client portfolios. The other clients served by AEW sometimes invest in securities in which the Fund also invests. If the Fund and such other clients advised by AEW desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities, which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Fund's trustees that the desirability of retaining AEW as Adviser outweighs the disadvantages, if any, which might result from these practices.

     Loomis Sayles has organized its business into six investment platforms:
Core Bond, Fixed Income Management, Growth Equity Management, International Equity Management, Investment Counseling and Value Equity Management Group. The Fixed Income Management Group makes investment decisions for the Strategic Income Fund. The Value Equity Management Group makes investment decisions for the Loomis Sayles segment of the Balanced Fund , the Loomis Sayles Small Cap Value segment of the Star Advisers Fund and the Loomis Sayles segment of the Star Value Fund. The Growth Equity Management Group makes investment decisions for the Mid Cap Growth Fund, the Loomis Sayles segment of the Star Small Cap Fund and the growth equity segment of the Balanced Fund. The Core Bond Group makes investment decisions for the High Income Fund and the fixed income segment of the Balanced Fund. The International Equity Group makes investment decisions for the International Equity Fund and the Loomis Sayles segment of the Star Worldwide Fund. The platforms make investment decisions independently of one another. These platforms also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which Mid Cap Growth,

Balanced, Star Advisers, Star Small Cap, Star Value, Star Worldwide, High Income, Strategic Income and International Equity Funds also invest. If one of these Funds and such other clients advised or subadvised by the same investment platform of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective platform allocates purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment platform. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund. It is the opinion of the Trusts' trustees that the desirability of retaining Loomis Sayles as subadviser for Strategic Income, Balanced, Star Advisers, Star Small Cap, Star Value, Star Worldwide, High Income and International Equity Funds outweighs the disadvantages, if any, which might result from these practices.

     Certain officers and trustees of the Growth Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Growth Fund also invests. If the Growth Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Growth Fund purchases or sells. In other cases, however, it is believed that these practices may benefit Growth Fund. It is the opinion of the trustees of CDC Nvest Funds Trust I that the desirability of retaining CGM as adviser for the Growth Fund outweighs the disadvantages, if any, which might result from these practices.

     The segment of the Star Advisers Fund managed by Kobrick and one or more of the other mutual funds or clients to which Kobrick serves as investment adviser, may from time to time, purchase or sell the same securities or have the same securities under consideration for purchase or sale. In those instances when securities transactions are carried on at the same time on behalf of the Fund and such other mutual funds and accounts, transactions in such securities for such accounts may be grouped with securities transactions carried out on behalf of the Fund. The practice of grouping orders of various accounts will be followed in order to obtain benefit of best prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions will be allocated as to amount and price in a manner considered equitable to each account so that each receives, to the extent practicable, the average price for such transactions. Transactions will not be grouped unless it is Kobrick's judgment that such aggregation is consistent with its duty to seek best execution (which includes the duty to seek best price) for the Fund. The books and records of the Fund and any such other account will separately reflect, for each account, the orders of which are aggregated and the securities held by and bought and sold for that account. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the segment of the Star Advisers Fund managed by Kobrick purchases or sells. In other cases, however, it is believed that these practices may benefit the segment. It is the opinion of the trustees of CDC Nvest Funds Trust I that the desirability of retaining Kobrick as a subadviser for this segment outweighs the disadvantages, if any, that might result from these practices.

     Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which Growth and Income Fund, Capital Growth Fund, and Star Value Fund (Westpeak segment) also may invest. When the Funds and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each (or if filled over the course of more than one day, allocated randomly using algorithms generated by its trade order management system). It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Funds. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Funds or the price at which a security may be sold. It is the opinion of the trustees of the Trusts that the desirability of retaining Westpeak as subadviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

     Certain officers and employees of Jurika & Voyles have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Jurika & Voyles) that may invest in securities in which the Bullseye Fund and/or the value component of the Balanced Fund may invest. Where Jurika & Voyles determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Jurika & Voyles to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Jurika & Voyles will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, and the relative amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Jurika & Voyles' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Fund to participate in larger volume transactions in this manner will in some cases produce better executions for the Fund. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. The trustees of CDC Nvest Funds Trust I and CDC Nvest Funds Trust III are of the view that the benefits of retaining Jurika & Voyles as investment manager outweigh the disadvantages, if any, that might result from participating in such transactions.

     Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which Star Advisers Fund, Star Worldwide Fund, Star Value Fund and/or Star Small Cap Fund may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. In situations in which advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris Associates' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund to participate in larger volume transactions in this manner will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold. The trustees of CDC Nvest Funds Trust I are of the view that the benefits of retaining Harris Associates as a subadviser to Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund outweigh the disadvantages, if any, that might result from participating in such transactions.

     In addition to managing segments of Star Worldwide Fund and Star Small Cap Fund portfolios, Montgomery serves as investment adviser to other mutual funds, pension and profit-sharing plans, and other institutional and private investors. At times, Montgomery may effect purchases and sales of the same investment securities for Star Worldwide Fund and/or Star Small Cap Fund and for one or more other investment accounts. In such cases, it will be the practice of Montgomery to allocate the purchase and sale transactions among the Funds and the accounts in such manner as it deems equitable. In making such allocation, among the main factors to be considered are the respective investment objectives of the Funds and the accounts, the relative size of portfolio holdings of the same or comparable securities, the current availability of cash for investment by the Funds and each account, the size of investment commitments generally held by the Funds and each account and the opinions of the persons at Montgomery responsible for selecting investments for the Funds and the accounts. In those instances when securities transactions are carried on at the same time on behalf of a Fund and other mutual funds and accounts, transactions in such securities for such accounts may be grouped with securities transactions carried out on behalf of a Fund. The practice of grouping orders of various accounts will be followed in order to obtain benefit of best prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions will be allocated as to amount and price in a manner considered equitable to each account so that each receives, to the extent practicable, the average price for such transactions. Transactions will not be grouped unless it is Montgomery's judgment that such aggregation is consistent with its duty to seek best execution (which includes the duty to seek best price) for the Fund. The books and records of a Fund and any such other account will separately reflect, for each account, the orders of which are aggregated and the securities held by and bought and sold for that account. It is the opinion of the trustees of CDC Nvest Funds Trust I that the desirability of retaining Montgomery as a subadviser to Star Worldwide Fund and Star Small Cap Fund outweighs the disadvantages, if any, which might result from these procedures.

     In addition to managing a segment of Star Value Fund portfolio and Large Cap Value Fund, VNSM serves as investment adviser to foundations, university endowments and corporate retirement and family/individual core funds. Portfolio transactions for each client account are generally completed independently, except when decisions are made to purchase or sell the same securities for a number of client accounts simultaneously. In this event, the transactions are averaged as to the price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client account. Such orders are combined when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions. It is the opinion of the trustees of the CDC Nvest Funds Trust I and Trust II that the desirability of retaining VNSM as a subadviser to Star Value Fund and Large Cap Value Fund outweighs the disadvantages, if any, which might result from these procedures.

     Investment decisions for its segment of Star Small Cap Fund and for other investment advisory clients of RS Investment Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in RS Investment Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RS Investment Management employs staffs of portfolio managers who draw upon a variety of resources for research information. It is the opinion of the trustees of CDC Nvest Funds Trust I that the desirability of retaining RS Investment Management as a subadviser to Star Small Cap Fund outweighs the disadvantages, if any, which could result from these procedures.

Description of the Multi-adviser Approach of the Star Funds and Balanced Fund
-----------------------------------------------------------------------------


     CDC IXIS Asset Management Advisers believes that the multi-adviser approach to equity investing of the Star Funds and Balanced Fund -- one that combines the varied styles of the subadvisers in selecting securities for the Funds' portfolios -- offers a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Asset Management Advisers believes that assigning portfolio management responsibility for a Fund to several subadvisers, whose varying management styles have resulted in records of success, may increase the likelihood that the Fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a fund managed by a single adviser. Of course, past results should not be considered a prediction of future performance, and there is no assurance that a Fund will in fact achieve superior results over any period of time.

     On a daily basis, capital activity will be allocated equally by CDC IXIS Asset Management Advisers among the segments of each Star Fund. However, CDC IXIS Asset Management

Advisers may, subject to review of the Trust's Board of Trustees, allocate net investment capital differently among any of the subadvisers. This action may be necessary if, for example, a subadviser determines that it desires no additional investment capital. Similarly, because each segment of each Fund will perform differently from the other segments of the Fund depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments. For example, as of December 31, 2000, the percentages of Star Advisers Fund's net assets held in the segments of the Fund managed by Harris Associates, Janus Capital Corporation (whose segment is now managed by Loomis Sayles), Kobrick, and Loomis Sayles were 16.8%, 36.0%, 24.8% and 22.4%, respectively. As of December 31, 2000, the percentages of Star Worldwide Fund's net assets held in the segments of the Fund managed by Harris Associates (international segment), Harris Associates (domestic segment), Montgomery, and Loomis Sayles were 26.5%, 22.9%, 19.0% and 31.6%, respectively. As of December 31, 2000, the percentages of the Star Small Cap Fund's net assets held in the segment of the Fund managed by RS Investment Management, Montgomery, Loomis Sayles and Harris Associates were 29.9%, 22.8%, 29.7% and 17.6%, respectively. As of December 31, 2000, the percentages of Star Value Fund's net assets held in the segments of the Fund managed by Harris Associates, VNSM, Loomis Sayles and Westpeak were 24.0%, 25.3%, 26.0% and 24.7%, respectively.

     Although it reserves the right to do so, subject to the review of the Trust's trustees, CDC IXIS Asset Management Advisers does not intend to routinely reallocate the assets of any Fund among the segments to reduce differences in size.

     CDC IXIS Asset Management Advisers may terminate any subadvisory agreement without shareholder approval. In such case, CDC IXIS Asset Management Advisers will either enter into an agreement with another subadviser to manage the Fund or Star Fund segment or allocate the segment's assets among the other segments of the Star Fund.

     Distribution Agreements and Rule 12b-1 Plans. Under a separate agreement
     --------------------------------------------
with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

     The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of each Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.

     Each Fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, Class B and Class C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the relevant Trust. (Note that the Government Securities Fund, Massachusetts Fund, California Fund and Municipal Income Fund do not offer Class C shares.)

     Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

     The service fee may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

     To the extent that the Distributor's reimbursable expenses in prior years exceeded the maximum amount payable under the relevant Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Plan remains in effect. The amounts of unreimbursed Class A expenses carried over into 2000 from previous plan years were as follows:

             Fund                Amount Carried Forward        Amendment Date*
             ----                ----------------------        ---------------
          Star Value                   $1,651,994                  9/13/93
            Growth                     $2,030,882                  6/1/93
          Bond Income                  $1,919,349                  9/13/93
           Balanced                    $2,041,399                  9/13/93
        Capital Growth                  $563,284                   9/13/93
     Government Securities             $1,583,658                  9/24/93

       Municipal Income                $1,700,600                  9/13/93
 Limited Term U.S. Government          $2,272,723                  9/24/93
     International Equity               $514,256                   9/13/93
        California Fund                 $179,456                   9/13/93
     Short Term Corporate              $1,929,283                  9/13/93

*The Amendment Date is the date that the plans were amended to stop allowing new sums to be added to the amount being carried forward.

     Class A shares of Limited Term U.S. Government Fund and Massachusetts Fund pay a monthly distribution fee at an annual rate not to exceed 0.10% of each Fund's average daily net assets. This fee is payable only to reimburse the Distributor for expenses incurred in connection with the distribution of each Fund's shares, but unreimbursed expenses can be carried forward into future years.

     Each Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer.

     Each Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.

     Many of the Distributor's sales and servicing efforts involve the Funds as well as other mutual funds that are part of the CDC Nvest Kobrick Investment Trust (together with the Funds, "CDC Nvest Funds"). Fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other CDC Nvest Funds. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the CDC Nvest Funds based on their relative net assets. Expenses allocated to each CDC Nvest Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

     The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds' shares. The Distributor may, at its expense, pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of CDC IXIS Asset Management - North America and may receive compensation from each Fund's adviser or subadviser with respect to sales of Class Y shares. (Note that the Bullseye Fund, Capital Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Fund, High Income Fund, Short Term Corporate Fund, Capital Growth Fund, Massachusetts Fund, California Fund and Municipal Income Fund do not currently offer Class Y shares.)

     The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the relevant Independent Trustees.

     The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the relevant Independent Trustees and
(ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

     With the exception of the Distributor and its direct and indirect parent companies, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement.

     Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention, (3) enhanced bargaining position with third party service providers and economies of scale arising from having higher asset levels and (4) portfolio management opportunities arising from having an enhanced positive cash flow.

     The Distributor controls the words "CDC Nvest" in the names of the Trusts and the Funds and if it should cease to be the principal distributor of the Funds' shares, the Trusts or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Kobrick Capital Fund, Kobrick Emerging Growth Fund, Kobrick Growth Fund (together, the "Kobrick Funds"), CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts, 02116.

     The portion of the various fees and expenses for Class A, B and, with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below.

Income Funds
------------

     For Class A shares of the Income Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the Plan remains in effect. The portion of the various fees and expenses for Class A shares of the Income Funds that are paid to securities dealers are shown below:

All Income Funds Except Short Term Corporate Income Fund and Limited Term U.S. Government Funds

                                     Maximum                 Maximum                  Maximum                  Maximum
                                   Sales Charge          Reallowance or             First Year                First Year
                                Paid by Investors           Commission              Service Fee              Compensation
Investment                    (% of offering price)   (% of offering price)    (% of net investment)    (% of offering price)
----------                    ---------------------   ---------------------    ---------------------    ---------------------
Less than  $100,000                   4.50%                   4.00%                    0.25%                    4.25%
$100,000 - $249,999                   3.50%                   3.00%                    0.25%                    3.25%
$250,000 - $499,999                   2.50%                   2.15%                    0.25%                    2.40%
$500,000 - $999,999                   2.00%                   1.70%                    0.25%                    1.95%

Investments of $1 million or more
First $3 million                       none                  1.00%(2)                  0.25%                    1.25%
Excess over $3 million (1)             none                  0.50%(2)                  0.25%                    0.75%

Investments with no Sales              none                   0.00%                    0.25%                    0.25%
Charge (2)

Short Term Corporate Income and Limited Term U.S. Government Funds

Less than   $100,000                          3.00%    2.70%     0.25%   2.95%
$100,000 - $249,999                           2.50%    2.15%     0.25%   2.40%
$250,000 - $499,999                           2.00%    1.70%     0.25%   1.95%
$500,000 - $999,999                           1.25%    1.00%     0.25%   1.25%

Investments of $1 million or more
First $3 million                              none     1.00%(2)  0.25%   1.25%
Excess over $3 million (1)                    none     0.50%(2)  0.25%   0.75%

Investments with no                           none     0.00%     0.25%   0.25%
Sales Charge (2)

For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the Funds (except Municipal Income Fund), which are described in a separate prospectus.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described in the Prospectus for Class A, B and C shares of the Income Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges."

     The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Income Funds that are paid to securities dealers are shown below:


Short Term Corporate Income and Limited Term U.S. Government Funds

All amounts for Class B                  None      2.75%       0.25%      3.00%
Class C amounts purchased
at NAV  (1)                              None      1.00%       0.00%      1.00%
All other amounts for Class C            1.00%     2.00%       0.00%      2.00%

(1) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described in the Prospectus for Class A, B and C shares under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

High Income, Strategic Income, Bond Income and Government Securities Funds (Class B only for Government Securities Funds)

                       Maximum Front-End
                      Sales Charge Paid by     Maximum Reallowance or      Maximum First Year      Maximum First Year
                           Investors                 Commission               Service Fee             Compensation
    Investment        (% of offering price)     (% of offering price)    (% of net investment)    (% of offering price)
------------------    ---------------------    ----------------------    ---------------------    ---------------------
All amounts for
Class B                        None                     3.75%                    0.25%                    4.00%
Class C amounts
purchased at NAV
(1)                            None                     1.00%                    0.00%                    1.00%
All other amounts
for Class C                    1.00%                    2.00%                    0.00%                    2.00%

Municipal Income Fund
---------------------

     For Class A shares of the Municipal Income Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the Plan remains in effect. The portion of the various fees and expenses for Class A shares of the Massachusetts Fund that are paid to securities dealers are shown below:

Municipal Income Fund
---------------------

                                     Maximum               Maximum                    Maximum                  Maximum
                                   Sales Charge         Reallowance or              First Year                First Year
                                Paid by Investors          Commission               Service Fee              Compensation
Investment                    (% of offering price)   (% of offering price)    (% of net investment)    (% of offering price)
---------------------         ---------------------   ---------------------    ---------------------    ---------------------
Less than  $100,000                   4.50%                   4.00%                    0.25%                    4.25%
$100,000 - $249,999                   3.50%                   3.00%                    0.25%                    3.25%
$250,000 - $499,999                   2.50%                   2.15%                    0.25%                    2.40%
$500,000 - $999,999                   2.00%                   1.70%                    0.25%                    1.95%

Investments of $1 million or more
First $3 million                       none                   1.00%(2)                 0.25%                    1.25%
Excess over $3 million (1)             none                   0.50%(2)                 0.25%                    0.75%
Investments with no Sales              none                   0.00%                    0.25%                    0.25%
Charge (2)

For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the Funds (except Municipal Income Fund), which are described in a separate prospectus.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described in the Prospectus for Class A, B and C shares of the Income Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges."

     The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Massachusetts Funds that are paid to securities dealers are shown below:

Municipal Income Fund
---------------------

                       Maximum Front-End
                      Sales Charge Paid by     Maximum Reallowance or      Maximum First Year      Maximum First Year
                           Investors                 Commission               Service Fee             Compensation
    Investment        (% of offering price)     (% of offering price)    (% of net investment)    (% of offering price)
    ----------        ---------------------     ---------------------    ---------------------    ---------------------
All amounts for
Class B                        None                     3.75%                    0.25%                    4.00%

Massachusetts Fund

     For Class A shares of the Massachusetts Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the Plan remains in effect. The portion of the various fees and expenses for Class A shares of the Massachusetts Fund that are paid to securities dealers are shown below:

                                     Maximum                  Maximum                  Maximum                   Maximum
                                   Sales Charge            Reallowance                First Year               First Year
                                Paid by Investors          or Commission             Service Fee              Compensation
Investment                    (% of offering price)    (% of offering price)    (% of net investment)     (% of offering price)
----------                    ---------------------    ---------------------    ---------------------     ---------------------
Less than   $50,000                   4.25%                    3.75%                    0.25%                     4.00%
$50,000 -   $99,999                   4.00%                    3.50%                    0.25%                     3.75%
$100,000 - $249,999                   3.50%                    3.00%                    0.25%                     3.25%
$250,000 - $499,999                   2.50%                    2.15%                    0.25%                     2.40%
$500,000 - $999,999                   2.00%                    1.70%                    0.25%                     1.95%

Investments of $1 million or more
First $3 Million                       none                  1.00%(1)                   0.25%                     1.25%
Excess over $3 Million                 none                  0.50%(1)                   0.25%                     0.75%
Investments with no Sales              none                   0.00%                     0.25%                     0.25%
Charge(2)

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described in the Prospectus for the Massachusetts Fund under the section entitled "Ways to Reduce or Eliminate Sales Charges."

     The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Massachusetts Funds that are paid to securities dealers are shown below:

                                                                            Maximum                          Maximum
                                       Maximum Reallowance or             First Year                       First Year
                                             Commission                   Service Fee                     Compensation
Investment                             (% of offering price)         (% of net investment)            (% of offering price)
----------                             ---------------------         ---------------------            ---------------------
All amounts for Class B                        3.75%                         0.25%                            4.00%


California Fund
---------------

     For Class A shares of the California Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the Plan remains in effect. The portion of the various fees and expenses for Class A shares of the California Fund that are paid to securities dealers are shown below:

                                    Maximum               Maximum                 Maximum                   Maximum
                                  Sales Charge          Reallowance               First Year               First Year
                               Paid by Investors        or Commission            Service Fee              Compensation
Investment                  (% of offering price)   (% of offering price)  (% of net investment)     (% of offering price)
Less than  $100,000                  2.50%                  2.15%                   0.25%                     2.40%
$100,000 - $249,999                  2.00%                  1.70%                   0.25%                     1.95%
$250,000 - $499,999                  1.50%                  1.25%                   0.25%                     1.50%
$500,000 - $999,999                  1.25%                  1.00%                   0.25%                     1.25%

Investments of $1 million or more
First $3 Million                      none                 1.00%(1)                 0.25%                     1.25%
Excess over $3 Million                none                 0.50%(1)                 0.25%                     0.75%

Investments with no Sales             none                  0.00%                   0.25%                     0.25%
Charge(2)

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described in the Prospectus for the California Fund under the section entitled "Ways to Reduce or Eliminate Sales Charges."

     The Class B service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the California Fund that are paid to securities dealers are shown below:

                                                 Maximum                       Maximum                       Maximum
                                              Reallowance or                 First Year                    First Year
                                                Commission                   Service Fee                  Compensation
                                          (% of offering price)         (% of net investment)         (% of offering price)
                                          ---------------------         ---------------------         ---------------------
All amounts for Class B                          3.75%                    0.25%                               4.00%

Equity Funds and Star Funds
---------------------------

     For Class A shares of the Equity Funds and the Star Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the Plan remains in effect. The portion of the various fees and expenses for Class A shares of the Equity and Star Funds that are paid to securities dealers are shown below:

                                     Maximum               Maximum               Maximum               Maximum
                                     Sales Charge          Reallowance or        First Year            First Year
                                     Paid by Investors     Commission            Service Fee           Compensation
Investment                           (% of offering price) (% of offering price) (% of net investment) (% of offering price)
----------                           --------------------- --------------------- --------------------- ---------------------
Less than $50,000*                           5.75%                 5.00%                 0.25%                 5.25%
$50,000 - $99,999                            4.50%                 4.00%                 0.25%                 4.25%
$100,000 - $249,999                          3.50%                 3.00%                 0.25%                 3.25%
$250,000 - $499,999                          2.50%                 2.15%                 0.25%                 2.40%
$500,000 - $999,999                          2.00%                 1.70%                 0.25%                 1.95%

Investments of $1 million or more
First $3 Million                             none                  1.00%(2)              0.25%                 1.25%
Excess over $3 Million (1)                   none                  0.50%(2)              0.25%                 0.75%
Investments with no Sales                    none                  0.00%                 0.25%                 0.25%
Charge(3)

* (Growth Fund only) For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Growth Fund if the total investment value of Growth Fund account after such sale is between (and including) $25,000 and $49,000.

(1) For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the funds, which are described in a separate prospectus.

(2) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(3) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described in the Prospectuses for Class A, B and C shares of the Equity Funds and the Star Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges."

     The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Equity and Star Funds that are paid to securities dealers are shown below:

                          Maximum Front-End                               Maximum
                          Sales Charge Paid by    Maximum Reallowance     First Year                Maximum
                          Investors               or Commission           Service Fee               First Year Compensation
       Investment         (% of offering price)   (% of offering price)   (% of net investment)     (% of offering price)
       ----------         ---------------------   ---------------------   ---------------------     ---------------------
All amounts for
Class B                           None                    3.75%                   0.25%                     4.00%
Class C amounts
purchased at NAV (1)              None                    1.00%                   0.00%                     1.00%
All other amounts
for Class C                       1.00%                   2.00%                   0.00%                     2.00%

(1) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described in the Prospectus for Class A, B and C shares of the Equity Funds and Star Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

All Funds
---------

Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on

Class B shares are paid to the Distributor and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A or Class C shares to investment dealers from time to time.

     For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other CDC Nvest Fund or if the account is registered in street name.

     The Distributor may at its expense provide additional concessions to dealers who sell shares of the Funds, including: (i) full reallowance of the sales charge of Class A or Class C shares, (ii) additional compensation with respect to the sale of Class A, B and C shares and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at CDC Nvest Funds' seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc. The participation of such firms in financial assistance programs is at the discretion of the firm.

     During the fiscal years ended December 31, 1998, 1999 and 2000, the Distributor received commissions on the sale of Class A shares of CDC Nvest Funds Trust I aggregating $8,591,707, $7,955,714 and $7,347,997, respectively, of which $7,375,844, $6,807,853 and $6,408,805, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31, 1998, 1999 and 2000, the Distributor received CDSCs on the redemption of Class A, Class B and Class C shares of CDC Nvest Funds Trust I aggregating $3,195,287, $3,862,850 and $3,045,740, respectively, of which $3,124,921, $3,603,038 and $2,809,976, respectively, was paid to FEP Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust I.

     During the fiscal years ended December 31, 1998, 1999 and 2000, the Distributor received commissions on the sale of the Class A shares of CDC Nvest Funds Trust II aggregating $2,348,271, $2,466,104 and $991,221 respectively, of which $2,206,752, $2,113,378 and $865,094, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31, 1998, 1999 and 2000, the Distributor received CDSCs on the redemption of Class A, Class B and Class C shares of CDC Nvest Funds Trust II aggregating $540,167, $857,306 and $925,772, respectively, of which $497,662, $789,072 and $900,489, respectively, was paid to FEP Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust II's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust II.

     During the fiscal years ended December 31, 1998, 1999 and 2000, the Distributor received commissions on the sales of the Class A shares of CDC Nvest Funds Trust III aggregating $561,929, $79,050 and $67,184, respectively, of which $502,693, $67,250 and $58,409, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31, 1998, 1999 and 2000, the Distributor received CDSCs on the redemption of Class A, Class B and Class C shares of CDC Nvest Funds Trust III aggregating $51,773, $128,244 and $63,607, respectively, of which $49,553, $123,951 and $63,187, respectively, was paid to FEP Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust III's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust III.

     During the fiscal year ended January 31, 2001, the Distributor received commissions on the sales of the Class A shares of CDC Nvest Companies Trust I aggregating $17,176, of which $15,047 was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal year ended January 31, 2001, the Distributor received no CDSC's on the redemption of Class A, Class B and Class C shares of CDC Nvest Companies Trust I. See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Companies Trust I's investment advisers and subadvisers on the Funds directly providing certain administrative services relating to CDC Nvest Companies Trust I.

     Custodial Arrangements. State Street Bank and Trust Company ("State Street
     ----------------------
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trusts' custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

     Independent Accountants. The Trusts' independent accountants are
     -----------------------
PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. The independent accountants conduct an annual audit of each Fund's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectuses, and financial statements contained in the Funds' annual reports for the year ended December 31, 2000 and January 31, 2001 for AEW and incorporated by reference into this Statement, have been so included in reliance on the reports of each Trusts' independent accountants, given on the authority of said firm as experts in auditing and accounting.

Other Arrangements
------------------

     Pursuant to a contract between the Trusts and CIS, CIS acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. The Funds pay account service fees for Class A, B and C shares representing the higher dollar amount which is based upon either of the following calculations: (1) the annualized rate of 0.184% on the pro rata portion of each Fund's average daily net assets to the extent that the Total Eligible CDC Nvest Assets (as defined below) are equal to or less than $5.7 billion; 0.180% on the pro rata portion of each Fund's average daily net assets to the extent that the Total Eligible CDC Nvest Assets are greater than $5.7 billion and up to $10.7 billion; and 0.175% on the pro rata portion of each Fund's average daily net assets to the extent that the Total Eligible CDC Nvest Assets are in excess of $10.7 billion (subject to an annual portfolio/class minimum of $18,000); or (2) pro rata portion of the annual aggregate minimum fee of $10.5 million. "Total Eligible CDC Nvest Assets" means the average daily net assets of all equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the funds (currently the CDC Nvest Equity Funds and the Kobrick Funds). CIS has subcontracted with State Street Bank for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, CIS pays BFDS a monthly per account fee.

     In addition, during the fiscal year ended December 31, 2000, CIS performed certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, CIS provides the following services to the Funds: (i) it provides personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds,
(ii) it provided services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) it handles the various registrations and filings required by various regulatory authorities. Subject to certain minimums, the Funds pay CIS a fee equal to the annual rate of 0.035% of the first $5 billion of the Funds' average daily net assets, 0.0325% of the next $5 billion of the Funds' average daily net assets and 0.03% of the Funds' average daily net assets in excess of $10 billion for these services.

     For these services CIS received the following fees from the Funds for the following fiscal years ending December 31, 1998, 1999 and 2000:

                                                           Fiscal Year Ended December 31,
                                                           ------------------------------
         Fund                                     1998                 1999                 2000
         ----                                     ----                 ----                 ----
         Strategic Income                         $72,358              $87,873              $104,135
         Bond Income                              $60,796              $93,528              $107,368
         Municipal Income                         $47,566              $57,743              $55,603
         Government Securities                    $34,398              $39,373              $29,718
         International Equity                     $28,617              $29,210              $42,639
         Growth                                   $298,419             $485,101             $636,976
         Capital Growth                           $50,067              $74,071              $93,578
         Balanced                                 $82,246              $99,614              $72,761
         Star Advisers                            $191,247             $310,812             $582,494
         Star Worldwide                           $58,980              $74,470              $98,789
         Star Small Cap                           $35,775              $47,197              $90,439
         Star Value                               $90,930              $103,852             $78,585
         High Income                              $37,309              $50,720              $46,176
         Short Term Corporate Income              $45,463              $34,629              $21,965
         Limited Term U.S. Government             $56,908              $64,717              $53,070
         Massachusetts                            $35,876              $41,880              $34,415
         California                               $22,493              $23,808              $13,254
         Growth and Income                        $80,888              $153,450             $200,274
         Bullseye                                 $13,737              $18,707              $4,998
         Large Cap Value                          $21,298              $22,000              $2,303
         (formerly known as Equity Income)


         For these services CIS received the following fees from the Funds for the fiscal year ending January 31, 2001:

Fund                                   Fiscal Year Ended January 31,
----                                   -----------------------------
                                                    2001
                                                    ----
AEW Real Estate Fund                              $18,482

--------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

--------------------------------------------------------------------------------

     All Income Funds. In placing orders for the purchase and sale of portfolio
     ----------------
securities for each Income Fund, Back Bay Advisors and Loomis Sayles always seek the best price and execution. Some of each Income Fund's portfolio transactions are placed with brokers and dealers that provide Back Bay Advisors or Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Back Bay Advisors or Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors or Loomis Sayles. The services may also be used by Back Bay Advisors or Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

     All Equity Funds. In placing orders for the purchase and sale of equity
     ----------------
securities, each Equity Fund's adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Fund's Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

     Star Advisers Fund (Segment Advised by Kobrick). Kobrick's policy is to
     -----------------------------------------------
seek for its clients, including its segment of the Fund managed by Kobrick, what in Kobrick's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with which Kobrick may do business, and Kobrick may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency) and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. Kobrick makes every effort to keep informed of commission rate structures and prevailing bid/ask spread characteristics of the markets and securities in which transactions for its segment of the Fund occurs. Against this background, Kobrick evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. Kobrick may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon Kobrick's judgment of the rate that reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts. Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties that are paid for such services by the broker-dealers.

     Kobrick regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, Kobrick allocates the cost of such services to determine the appropriate proportion of the cost that is allocable to purposes other than research or investment decision-making and is therefore paid directly by Kobrick. Some research and execution services may benefit Kobrick's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts that pay the commissions to the broker-dealer producing the services.

     Kobrick has no fixed agreements or understanding with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to Kobrick or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with Kobrick's obligation to obtain best execution and the policies set forth above.

     It is not Kobrick's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services); provided, however, that Kobrick is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, Kobrick relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable.

     All Equity Funds Sub-Advised by Loomis Sayles. In placing orders for the
     ---------------------------------------------
purchase and sale of securities for the value equity segment of the Balanced Fund, Mid-Cap Growth Fund, International Equity Fund and the segments of Star Advisers Fund, Star Small Cap Fund, Star Worldwide Fund and Star Value Fund advised by Loomis Sayles, Loomis Sayles follows the same policies as for the other Funds for which it acts as subadviser, except that Loomis Sayles may cause these Funds or segments to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Fund and its other clients. Loomis Sayles' authority to cause these Funds or segments to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker that Loomis Sayles believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to these Funds or segments.

     Growth Fund (Advised by CGM). In placing orders for the purchase and sale
     -----------------------------
of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

     Growth and Income Fund, Capital Growth Fund and Star Value Fund Segment
     -----------------------------------------------------------------------
(Advised by Westpeak). In placing orders for the purchase and sale of
----------------------
securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Fund and its other clients. Westpeak's authority to cause the Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

     Bullseye Fund and Value Equity Segment of Balanced Fund (Advised by Jurika
     --------------------------------------------------------------------------
& Voyles). In placing orders for the purchase and sale of portfolio securities
----------
for the Funds, Jurika & Voyles always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Jurika & Voyles, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

     Jurika & Voyles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Jurika & Voyles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker that Jurika & Voyles believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Jurika & Voyles' expenses. Such services may be used by Jurika & Voyles in servicing other client accounts and in some cases may not be used with respect to the Funds. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Jurika & Voyles may, however, consider purchases of shares of the Funds by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Funds' securities transactions.

     Jurika & Voyles may cause the Funds to pay a broker-dealer that provides brokerage and research services to Jurika & Voyles an amount of commission for effecting a securities transaction for the Funds in excess of the amount another broker-dealer would have charged for effecting that transaction. Jurika & Voyles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Jurika & Voyles' overall responsibilities to the Funds and its other clients. Jurika & Voyles' authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

     Star Advisers, Star Worldwide, Star Value, Star Small Cap and Select Funds
     --------------------------------------------------------------------------
(Segments or Funds Advised by Harris Associates). In placing orders for the
-------------------------------------------------
purchase and sale of portfolio securities for the segments of Star Advisers Fund, Star Worldwide Fund, Star Value Fund, Star Small Cap Fund and Select Fund advised by Harris Associates, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers that make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers. Subject to the above standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of Harris Associates.

     Harris Associates selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker that Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Funds. Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Harris Associates may, however, consider purchases of shares of Star Advisers Fund, Star Worldwide Fund, Star Small Cap Fund and Select Fund by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.

     Harris Associates may cause its segments of Star Advisers Fund, Star Worldwide Fund, Star Value Fund and Star Small Cap Fund to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Funds and its other clients. Harris Associates' authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

     Star Worldwide and Star Small Cap Funds (Segments Advised by Montgomery).
     -------------------------------------------------------------------------
In all purchases and sales of securities for its segments of the Funds, Montgomery seeks to obtain the most favorable execution available. Pursuant to the subadvisory agreements between CDC IXIS Asset Management Advisers and Montgomery, Montgomery determines which securities are to be purchased and sold by its segments and which broker-dealers are eligible to execute its segments' portfolio transactions, subject to the instructions of, and review by, CDC IXIS Asset Management Advisers and the trustees. Purchases and sales of securities within the United States other than on a securities exchange will generally be executed directly with a market-maker unless, in the opinion of Montgomery, a better price and execution can otherwise be obtained by using a broker for the transaction.

     For Star Worldwide Fund, Montgomery contemplates purchasing most equity securities directly in the securities markets located in developed countries or in the over-the-counter markets. In purchasing ADRs and EDRs (and other similar instruments), Montgomery's segments of Star Worldwide Fund may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which Montgomery's segment of Star Worldwide Fund may invest may be traded in the over-the-counter markets.

     Purchases of portfolio securities for the segments also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities that this segment will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

     In placing portfolio transactions, Montgomery will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the segment of the Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, the political, economical or transactional workings or intricacies of any particular market, and other factors.

     Montgomery may also consider the sale of Star Worldwide Fund and Star Small Cap Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for its segments. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc.

     While Montgomery's general policy is to seek first to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to Montgomery, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by Montgomery in advising other clients. Montgomery considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under its subadvisory agreements with CDC IXIS Asset Management Advisers, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the segments of the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by Montgomery to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the segments of the Funds or assist Montgomery in carrying out its responsibilities to the segments of the Funds. The standard of reasonableness is to be measured in light of Montgomery's overall responsibilities to its segments. The trustees of the Trusts review all brokerage allocations where services other than best execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Fund.

     Montgomery's sell discipline for the segments' investments is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by Montgomery in determining the appropriate investment horizon.

     At the company level, sell decisions are influenced by a number of factors, including current stock valuation relative to the estimated fair value range, or a high price-to-earnings ratio relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and declining financial flexibility, may also signal a sell.

     Star Small Cap Fund (Segment Advised by RS Investment Management). It is
     ------------------------------------------------------------------
the policy of RS Investment Management, in effecting transactions in portfolio securities, to seek the best execution of orders. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to this segment of the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for this segment in the future, and the financial strength and stability of the broker.

     Subject to the policy of seeking best execution of orders at the most favorable prices, RS Investment Management may execute transactions with brokerage firms which provide research services and products to RS Investment Management. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and the obtainment of products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist RS Investment Management in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit RS Investment Management to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. RS Investment Management may receive a benefit from these research services and products that is not passed on, in the form of a direct monetary benefit, to this segment of the Fund. If RS Investment Management determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, RS Investment Management may allocate the cost of such service or product accordingly. The portion of the product or service that RS Investment Management determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Any such allocation may create a conflict of interest for RS Investment Management. Subject to the standards outlined in this and the preceding paragraph, RS Investment Management may arrange to execute a specified dollar amount of transactions through a broker that has provided research products or services. Such arrangements do not constitute commitments by RS Investment Management to allocate portfolio brokerage upon any prescribed basis, other than upon the basis of seeking best execution of orders.

     Research services and products may be useful to RS Investment Management in providing investment advice to any of the funds or clients it advises. Likewise, information made available to RS Investment Management from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

     Subject to the policy of seeking the best execution of orders, sales of shares of the Fund may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for this segment of the Fund.

     Because selection of executing brokers is not based solely on net commissions, the segment of the Fund advised by RS Investment Management may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. RS Investment Management will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for RS Investment Management to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of RS Investment Management, better prices and execution are available elsewhere.

     Large Cap Value Fund and Star Value Fund Segment Advised by VNSM. In
     -----------------------------------------------------------------
placing orders for the purchase and sale of securities for Large Cap Value Fund, VNSM selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. VNSM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of VNSM, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker that VNSM believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce VNSM's expenses. Such services may be used by VNSM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., VNSM may, however, consider purchases of shares of the Fund and other funds managed by VNSM by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

     In placing orders for the purchase and sale of securities for the Fund, VNSM may cause the Fund to pay a broker-dealer that provides the brokerage and research services to VNSM an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. VNSM must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or VNSM's overall responsibilities to the Trust and its other clients. VNSM's authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

     Portfolio Trades of All Subadvisers Subject to the overriding objective of
     -----------------------------------
obtaining the best possible execution of orders, each of the subadvisers may allocate brokerage transactions to affiliated brokers. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the trustees of the Trusts, including a majority of the Independent Trustees have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

     General
     -------

     Subject to procedures adopted by the Board of Trustees of each Trust, the Funds' brokerage transactions may be executed by brokers that are affiliated with CDC IXIS Asset Management - North America or the Funds' advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act.

     Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds' dealer in connection with such transactions.

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser or subadviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by the Distributor. In addition, the adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the requirement that the adviser or subadviser will seek best execution.

     It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.


--------------------------------------------------------------------------------

                DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES

--------------------------------------------------------------------------------

     CDC Nvest Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust has changed several times since its organization - from the date of its organization to September 1986, the name of the Trust was "The New England Life Government Securities Trust"; from September 1986 to March 1994, its name was "The New England Funds"; from April 1994 to January 2000, its name was "New England Funds Trust I'; from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust I"; and since May 2001 the name of the Trust has been "CDC Nvest Trust I". Prior to January 5, 1996, the name of the Municipal Income Fund was "New England Tax Exempt Income Fund." The initial Fund of the Trust (the Fund now called CDC Nvest Government Securities Fund) commenced operations on September 16, 1985. International Equity Fund commenced operations on May 22, 1992. The Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992. Star Advisers Fund was organized in 1994 and commenced operations on July 7, 1994. Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995. Star Worldwide Fund was organized in 1995 and commenced operations on December 29, 1995. Star Small Cap Fund was organized in 1996 and commenced operations on December 31, 1996. The remaining Funds in the Trust are successors to the following corporations which commenced operations in the years indicated:


                   Corporation                Date of Commencement of Operations
                   -----------                ----------------------------------
     NEL Growth Fund, Inc.*                                   1968
     NEL Retirement Equity Fund, Inc.**                       1970
     NEL Equity Fund, Inc.***                                 1968
     NEL Income Fund, Inc.****                                1973
     NEL Tax Exempt Bond Fund, Inc.*****                      1977

             *  Predecessor of the Growth Fund
            ** Predecessor of the Star Value Fund (prior to February 28, 2000 the name of the Fund was "Nvest Value Fund")
           ***  Predecessor of the Balanced Fund
          ****  Predecessor of the Bond Income Fund
         *****  Predecessor of the Municipal Income Fund

     CDC Nvest Funds Trust II is organized as a Massachusetts business trust pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single Fund (now the Growth and Income Fund) until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has six separate portfolios. The name of the Trust has changed several times since its organization - from its date of organization until December 1988, its name was "Investment Trust of Boston"; from December 1998 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until March 1994, its name was "TNE Funds Trust"; from April 1994 to January 2000, its name was "New England Funds Trust II"; from January 2000 to April 2001 the name of the Trust was "Nvest Funds Trust II"; and since May 2001 the name of the Trust has been "CDC Nvest Trust II". High Income Fund and Massachusetts Fund are successors to separate investment companies that were organized in 1983 and 1984, respectively, and reorganized as series of the Trust in January 1989. Limited Term U.S. Government Fund was organized in 1988 and commenced operations in January 1989. Short Term Corporate Income Fund was organized in 1991 and commenced operations on October 18th of that year. California Fund was organized in 1993 and commenced operations on April 23rd of that year. Prior to December 1, 1998, the name of Short Term Corporate Income Fund was "Adjustable Rate U.S. Government Fund." Prior to May 1, 1999, the name of Growth and Income Fund, which was organized in 1931 and commenced operations on May 6th of that year, was "Growth Opportunities Fund."

     CDC Nvest Funds Trust III was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated August 22, 1995. The name of the Trust was "New England Funds Trust III" from the date of its organization until January 2000; from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust III"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust III". The Trust has five separate funds (CDC Nvest Bullseye Fund, CDC Nvest Large Cap Value Fund, CDC Nvest Select Fund, CDC Nvest Mid Cap Growth Fund and CDC Nvest Equity Research Fund). CDC Nvest Bullseye Fund was organized in 1998 and commenced operations on March 31, 1998. CDC Nvest Large Cap Value Fund was organized in 1995 and commenced operations on November 28, 1995. Prior to January 2001, Large Cap Value Fund was called "Equity Income Fund." CDC Nvest Select Fund and CDC Nvest Mid Cap Growth Fund were organized in 2001 and commenced operations March 15, 2001. CDC Nvest Equity Research Fund was organized in 2001 but is not currently offered to the public.

     CDC Nvest Companies Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated March 17, 2000, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust was "Nvest Companies Trust I" from the date of its organization until May 2001 when the name was changed to "CDC Nvest Companies Trust I". The AEW Real Estate Fund commenced operations on September 1, 2000.

     The Declarations of Trust of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Companies Trust I permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive annual or quarterly dividends as determined by the respective Trust's Board of trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The shares of all the Funds (except as noted in each of the Fund's Prospectuses) are divided into four classes: Class A, Class B, Class C and Class
Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectuses. (Note that the Massachusetts Fund, California Fund, Government Securities Fund and Municipal Income Fund do not currently offer Class C shares. Note that the Bullseye Fund, Large Cap Value Fund, Capital Growth Fund, Mid Cap Growth Fund, Select Fund, High Income Fund, Short Term Corporate Fund, Capital Growth Fund, Massachusetts Fund, California Fund and Municipal Income Fund do not currently offer Class Y shares.). Class Y shares are available for purchase only by certain eligible institutional investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (including advisory and subadvisory fees but excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) are borne by its Class A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded.

     The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

     The Declarations of Trust also permit each Trust's Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While each Trust's Board of Trustees has no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. Each Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

     The Declarations of Trust provide for the perpetual existence of the Trusts. Any Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While each Declaration of Trust further provides that the Board of Trustees may also terminate the relevant Trust upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Voting Rights
-------------

     Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declarations of Trust provide that on any matter submitted to a vote of all shareholders of a Trust, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

     There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

     No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to cure technical problems in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds described in this Statement shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Funds.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

     The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined Prospectus for Funds of all three Trusts.

Code of Ethics
--------------

     The Funds, their advisers and subadvisers, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permits employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and is available from, the SEC.

--------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER

--------------------------------------------------------------------------------

     A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return. The portfolio turnover rate for the fiscal year ended December 31, 2000 was significantly higher for the Government Securities Fund and Star Advisers Fund compared to the prior two fiscal periods due to, among other things, the unprecedented volatility in the stock market during such period. The Funds expect that their portfolio turnover rates would ordinarily be somewhat lower than the portfolio turnover rates for December 31, 2000, although it is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser or subadviser believes that portfolio changes are appropriate.

--------------------------------------------------------------------------------

                                HOW TO BUY SHARES

--------------------------------------------------------------------------------

     The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to CDC Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

     For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

     Shares may also be purchased either in writing, by phone or, in the case of Class A, B and C shares, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectuses through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with the Distributor. You may also use CDC Nvest Funds Personal Access Line(R) (800-225-5478, press 1) or CDC Nvest Funds Web site (www.cdcnvestfunds.com) to purchase Fund shares. For more information, see the section entitled "Shareholder Services" in this Statement.

     A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

     The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

     If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.

--------------------------------------------------------------------------------

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

--------------------------------------------------------------------------------

     The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

     The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The weekdays that the Exchange is expected to be closed are New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker. Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

     Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Board of Trustees believes accurately reflects fair value.

     Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

     The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share or a Class C share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by CIS or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B or Y share of a Fund is the next-determined net asset value.

--------------------------------------------------------------------------------

                              REDUCED SALES CHARGES

--------------------------------------------------------------------------------

The following special purchase plans are summarized in the Prospectuses and are described in greater detail below.

     Cumulative Purchase Discount. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated-Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Trusts held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the CDC Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or CDC Nvest Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

     Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

     A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

     A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

     The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

     State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

     Combining Accounts. Purchases of all series and classes of the CDC Nvest Funds (excluding the CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "Money Market Funds") unless the shares were purchased through an exchange another CDC Nvest Fund) by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

     Combining with Other Series and Classes of the CDC Nvest Funds. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of the Money Market Funds unless such shares were purchased by exchanging shares of any other CDC Nvest Fund). Shares owned by persons described in the preceding paragraph may also be included.

     Unit Holders of Unit Investment Trusts. Unit investment trust distributions may be invested in Class A shares of any Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested); for large purchases on which a sales charge of less than 1.50% would ordinarily apply, such lower charge also applies to investments of unit investment trust distributions.

     Clients of Advisers or Subadvisers. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares and no front-end sales charge applies to investments of $25,000 or more in Class C shares of the Funds by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

     Offering to Employees of Metropolitan Life Insurance Company ("MetLife") and Associated Entities. There is no front-end sales charge, CDSC or initial investment minimum related to investments in Class A shares of the Funds by any of the Trusts' advisers or subadvisers, the Distributor or any other company affiliated with New England Financial or MetLife; current and former directors and trustees of the Trusts; agents and general agents of New England Financial or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker-dealers who have selling arrangements with the Distributor; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the persons listed above and any trust, pension, profit sharing or other benefit plans for any of the foregoing persons and any separate account of New England Financial or MetLife or any insurance company affiliated with New England Financial or MetLife.

     Eligible Governmental Authorities. There is no sales charge or CDSC related to investments in Class A shares and there is no front-end sales charge related to investments in Class C shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

     Investment Advisory Accounts. Class A or Class C shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

     Certain Broker-Dealers and Financial Services Organizations. Class A or Class C shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by CDC IXIS Asset Management Advisers, Loomis Sayles and/or Harris Associates out of its own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees. Class C shares may be purchased at net asset value by an investor who buys through a Merrill Lynch omnibus account. However, a CDSC will apply if shares are sold within 12 months of purchase.

     Certain Retirement Plans. Class A and Class C shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by the Distributor. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

     Bank Trust Departments or Trust Companies. Class A and Class C shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

     Shareholders of Reich and Tang Government Securities Trust. Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Funds at net asset value and without imposition of a sales charge.

     Certain Accounts of Growth Fund. For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Growth Fund if the total investment value of Growth Fund account after such sale is between (and including) $25,000 and $49,000.

     The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

Open Accounts
-------------

     A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. CIS may charge a fee for providing duplicate information.

     The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B, Class C or Class Y shares.

     The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Class A, B and C Shares)
----------------------------------------------------

     Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to CIS for investment in the Fund. A plan may be opened with an initial investment of $100 or more and thereafter regular monthly checks of $100 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan. An application may be found in the Prospectus or may be obtained by calling the Distributor at 800-225-5478 or your investment dealer.

     This program is voluntary and may be terminated at any time by CIS upon notice to existing plan participants.

     The Investment Builder Program plan may be discontinued at any time by the investor by written notice to CIS, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans Offering Tax Benefits (Class A, B and C Shares)
----------------------------------------------------------------

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

     The reduced minimum initial investment available to retirement plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other retirement plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

     An investor should consult a competent tax or other adviser as to the suitability of a Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

     Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Class A, B and C Shares)
-----------------------------------------------------

     An investor owning a Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

     A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

     In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

     All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A and Class C shares) at net asset value determined on the record date.

     Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Tax Status" below for certain information as to federal income taxes.

     It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Systematic Withdrawal Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A and Class C shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. CDC Nvest Funds may modify or terminate this program at any time.

     Because of statutory restrictions this plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.


Dividend Diversification Program
--------------------------------

     You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege
------------------

     A shareholder may exchange the shares of any Fund (except that Class A shares of the California Fund may only be exchanged if such shares have been held for at least six months) for shares of the same class of any other CDC Nvest Fund (subject to the investor eligibility requirements, if any, of the CDC Nvest Fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one Fund for shares of another Fund is a taxable event on which gain or loss may be recognized. In the case of Class A shares of the California Fund held less than six months, if exchanged for shares of any other Fund that has a higher sales charge, shareholders will pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging at the time of the exchange. Exchanges of Class A shares of Short Term Corporate Income Fund (formerly Adjustable Rate U.S. Government Fund) purchased before December 1, 1998 will also pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a Fund. Shareholders may also exchange their shares in the Money Market Funds for shares of the same class of any other CDC Nvest Fund listed below, subject to those funds' eligibility requirements and sales charges. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series established on or after December 1, 2000 may exchange into Class C shares of an CDC Nvest Fund subject to its sales charge and CDSC schedule. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series established prior to December 1, 2000 or that have been previously subject to a front-end sales charge may exchange into Class C shares of a CDC Nvest Fund without paying a front-end sales charge. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds or for Class A shares of the Money Market Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or CIS at 800-225-5478 or (2) a written exchange request to the Fund or CDC IXIS Asset Management Services, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is $1,000.

     Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

     Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days advance notice of any material change to the exchange privilege.

The investment objectives of the CDC Nvest Funds (including the Kobrick Funds) and the Money Market Funds as set forth in the Prospectuses are as follows:

Equity Funds:
------------

     CDC Nvest AEW Real Estate Fund seeks above-average income and long-term growth of capital.

     CDC Nvest Mid Cap Growth Fund seeks long-term growth from investments in common stocks or their equivalent.

     CDC Nvest Select Fund seeks long-term capital appreciation.

     CDC Nvest Growth Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

     CDC Nvest Capital Growth Fund seeks long-term growth of capital.

     CDC Nvest Balanced Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

     CDC Nvest Growth and Income Fund seeks opportunities for long-term capital growth and income.

     CDC Nvest International Equity Fund seeks total return from long-term capital growth and dividend income.

     CDC Nvest Large Cap Value Fund seeks capital growth and dividend income.

     CDC Nvest Bullseye Fund seeks long-term growth of capital.

Star Funds:
----------

     CDC Nvest Star Advisers Fund seeks long-term growth of capital.

     CDC Nvest Star Worldwide Fund seeks long-term growth of capital.

     CDC Nvest Star Small Cap Fund seeks capital appreciation.

     CDC Nvest Star Value Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

Kobrick Funds:
--------------

     Kobrick Capital Fund seeks maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations.

     Kobrick Emerging Growth Fund seeks to provide growth of capital by investing primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations.

     Kobrick Growth Fund seeks long-term growth of capital by investing primarily in equity securities of companies with large capitalizations that may have better than average long-term growth potential.

Income Funds:
------------

     CDC Nvest Government Securities Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

     CDC Nvest Limited Term U.S. Government Fund seeks a high current return consistent with preservation of capital.

     CDC Nvest Short Term Corporate Income Fund seeks a high level of current income consistent with preservation of capital.

     CDC Nvest Strategic Income Fund seeks high current income with a secondary objective of capital growth.

     CDC Nvest Bond Income Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

     CDC Nvest High Income Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Tax Free Income Funds:
---------------------

     CDC Nvest Municipal Income Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers, which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

     CDC Nvest Massachusetts Tax Free Income Fund seeks as high a level of current income exempt from federal and Massachusetts personal income taxes.

     CDC Nvest Intermediate Term Tax Free Fund of California seeks to maintain a high level of current income exempt from federal and California personal income taxes.

Money Market Funds:
------------------

     CDC Nvest Cash Management Trust - Money Market Series seeks maximum current income consistent with preservation of capital and liquidity.

     CDC Nvest Tax Exempt Money Market Trust seeks current income exempt from federal income taxes consistent with preservation of capital and liquidity.

As of December 31, 2000, the net assets of the CDC Nvest Funds (including the Kobrick Funds) and the Money Market Funds totaled over $6 billion.

Automatic Exchange Plan (Class A, B and C Shares)
-------------------------------------------------

     As described in the Prospectus following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until CIS is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from CIS or your financial representative to establish an Automatic Exchange Plan.

Broker Trading Privileges
-------------------------

     The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 6:00 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with CDC Nvest Funds Personal Access Line(R) and Web
--------------------------------------------------------------------------------
Site
----

     CDC Nvest Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.cdcnvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. CDC Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling CDC Nvest Funds at 800-225-5478, or writing to us at P.O. Box 8551, Boston, MA 02116. More information regarding these features may be found on our Web site at www.cdcnvestfunds.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following CDC Nvest Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web Site. The initiation of any activity through the CDC Nvest Funds Personal Access Line(R), or Web site at www.cdcnvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

     CDC Nvest Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web Site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that CDC Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

CDC Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and CDC Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly CDC Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While CDC Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify CDC Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the CDC Nvest Funds Personal Access Line(R) or the CDC Nvest Funds Internet site including telephone line costs, and Internet service provider costs are solely your responsibility. Similarly CDC Nvest Funds makes no warranties concerning the availability of Internet services, or network availability.

CDC Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING CDC NVEST FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to CDC Nvest Funds should be sent to:

         CDC Nvest Funds
         P O Box 8551
         Boston, MA  02266-8551

Notification may also be made by calling 800-225-5478 during normal business hours.


--------------------------------------------------------------------------------

                                  REDEMPTIONS

--------------------------------------------------------------------------------

     The procedures for redemption of shares of a Fund are summarized in the Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Class A, Class B and Class C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

     To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

     For Class B shares purchased prior to May 1, 1997, the CDSC will be calculated as follows: 4% if redemption occurs within the first year, 3% if redemption occurs within the second year or third year, 2% if redemption occurs within the fourth year, 1% if redemption occurs within the 5th year and no CDSC for redemptions after the fifth year. Class C shares purchased prior to March 1, 1998 are not subject to a CDSC on redemption.

     Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

     If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business cannot be accepted and a new request on a later day will be necessary. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.

     In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, available from CIS or your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to their bank, in which case the shareholder must designate a bank account on their application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of their bank. Any change in the bank account so designated may be made by furnishing to CIS or your investment dealer a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, subject to established verification procedures. CIS, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, if may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

     Checkwriting is available on Class A shares of Limited Term U.S. Government Fund and Short Term Corporate Income Fund. To elect checkwriting for your account, select the checkwriting option on your application and complete the attached signature card. To add checkwriting to an existing account, please call 800-225-5478 for our Service Options Form. The Funds will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $500 or more. The checkwriting privilege does not apply to shares for which you have requested share certificates to be issued. Checkwriting is not available for investor accounts containing Class A shares subject to a CDSC. If you use withdrawal checks, you will be subject to State Street Bank's rules governing checking accounts. Limited Term U.S. Government Fund, Short Term Corporate Income Fund and the Distributor are in no way responsible for any checkwriting account established with State Street Bank. You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

     The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

     The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

     The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

     The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

     A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of CDC Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

     In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

     The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the relevant Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Fund at the beginning of such period. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor), although it reserves the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

     The Funds may also close your account and send you the proceeds if the balance in your account falls below a minimum amount set by each Trust's Board of Trustees (currently $1,000 for all accounts except Keogh, pension and profit sharing plans, automatic investment plans, IRA accounts and accounts that have fallen below the minimum solely because of fluctuations in the net asset value per share). Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum.

Reinstatement Privilege (Class A and Class C shares only)
---------------------------------------------------------

     The Prospectus describes redeeming shareholders' reinstatement privileges for Class A and Class C shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

     Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

--------------------------------------------------------------------------------

                          STANDARD PERFORMANCE MEASURES

--------------------------------------------------------------------------------

Calculations of Yield
---------------------

     Each Fund (except Growth, Growth and Income, Star Advisers, Star Worldwide, Star Small Cap, Star Value, International Equity, Large Cap Value, Bullseye, Mid Cap Growth, Select and Capital Growth Funds) may advertise the yield of its Class A, Class B, Class C and Class Y shares. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect.

     Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

     Each of the Tax Free Funds may also advertise a taxable equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket. To see the taxable equivalent yield calculation charts for these Funds, see the section entitled "Miscellaneous Investment Practices."

     At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

     Calculation of Total Return and Average Annual Total Return. Total return
     -----------------------------------------------------------
(including average annual total return) is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. Each Fund may show each class' total return and average annual total return for the one-year, five-year and ten-year periods (or for the life of the class, if shorter) through the end of the most recent calendar quarter. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) at the beginning of the period all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result where appropriate. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present returns reflecting an expense limitation or waiver, its total return would have been lower if no limitation or waiver were in effect.

Performance Comparisons
-----------------------

     Yield and Total Return. Yields and total returns will generally be higher
     ----------------------
for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Class A, Class B and Class C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Morningstar, Inc. ("Morningstar") or Lipper, Inc. ("Lipper") as having similar investment objectives or styles.

     The Funds may cite their ratings, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month Treasury Bill return) from the fund's load adjusted total return score. This numerical score is then translated into rating categories with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both. Each Fund may also compare its performance or ranking against all funds tracked by Morningstar or another independent service, including Lipper.

     Lipper Indices and Averages are calculated and published by Lipper, an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

     Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

     The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index on the ex-dividend date. The index is composed only of publicly traded equity REITs and does not include REITs that invest primarily in healthcare facilities, real estate mortgages, or debt securities.

     The Wilshire REIT Index is a market capitalization-weighted and unmanaged index of U.S. publicly traded REITs. This index is a subset of the Wilshire Real Estate Securities Index.

     The Wilshire Real Estate Securities Index is a market capitalization-weighted and unmanaged index of equity securities whose primary business is equity ownership of commercial real estate, equity (non-health) REITs, and storage properties.

     The NAREIT Equity Index is a market capitalization-weighted, unmanaged index of equity REITs, which are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

     The S&P 500 Index is a market capitalization-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

     The S&P 400 Index is a market capitalization-weighted and unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. This index is comprised of stocks in the middle capitalization range. Any midcap stocks already included in the S&P 500 Index are excluded from this index.

     The Lehman Aggregate Bond Index is a market capitalization-weighted aggregate index that includes nearly all debt issued by the U.S. Treasury, U.S. government agencies, U.S. corporations rated investment grade, and U.S. agency debt backed by mortgage pools.

     The Lehman U.S. Government Bond Index (the "Lehman Government Index") is a measure of the market value of all public obligations of the U.S. Treasury which must have at least one year to final maturity; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government.

     The Lehman Intermediate U.S. Government Bond Index (the "Lehman Int. Government Index") is a market capitalization-weighted and unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years.

     The Lehman Government/Corporate Bond Index (the "Lehman G/C Index") includes securities in the Government and Corporate Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Corporate Index includes publicly issued U.S. corporate and Yankee debentures and secured notes that meet specified maturity, liquidity and quality requirements.

     The Lehman Intermediate Government/Corporate Bond Index (the "Lehman Int. G/C Index") is a market capitalization-weighted and unmanaged index composed of the Lehman Government and Corporate Bond indices which include bonds with maturities of up to ten years.

     The Lehman High Yield Corporate Bond Index is a market capitalization-weighted and unmanaged index of fixed-rate, noninvestment grade and coupon-bearing bonds with an outstanding par value of at least $150 million. Generally securities in the index must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service ("Fitch"). A small number of unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

     The Lehman Universal Bond Index is an unmanaged index representing 85% of the return of the Lehman Brothers Aggregate Bond Index, 5% of the Lehman Brothers High Yield Corporate Bond Index, 4% of the Lehman Brothers Emerging Market Index, 5% of Eurodollar instruments and 1% of Rule 144A Commercial Paper.

     The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximately 42,000 bonds.

     The Lehman Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index composed of publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt with maturities of 1 to 5 years.

     The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the Exchange.

     The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     The Russell 3000 Index is a market capitalization-weighted index that comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded in the United States on the Exchange, the American Stock Exchange and NASDAQ. The Russell 2000 Index represents the smallest 2,000 companies within the Russell 3000 Index as measured by market capitalization. The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation.

     The Russell Mid-Cap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values.

     The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") is a market capitalization-weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market values (market price per share times the number of shares outstanding).

     The Morgan Stanley Capital International Europe, Australasia and Far East (Gross Domestic Product) Index (the "EAFE (GDP) Index") is a market capitalization-weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

     The Morgan Stanley Capital International World ND Index (the "MSCI World Index") is a market capitalization-weighted and unmanaged index that includes common stock from all 23 MSCI developed market countries. The "ND" indicates that the index is listed in U.S. dollars, with net dividends reinvested.

     International Equity and Star Worldwide Funds may compare their performance to the Salomon-Russell Broad Market Index Global X-US and to universes of similarly managed investment pools compiled by Frank Russell Company and Intersec Research Corporation.

     Advertising and promotional materials may refer to the maturity and duration of the Income Funds. Maturity refers to the period of time before a bond or other debt instrument becomes due. Duration is a commonly used measure of the price responsiveness of a fixed-income security to an interest rate change (i.e., the change in price one can expect from a given change in yield).

     Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for CDC Nvest Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to CDC IXIS Asset Management - North America, its structure, goals and objectives and the advisory subsidiaries of CDC IXIS Asset Management - North America, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding CDC IXIS Asset Management - North America, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.

     The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                                  Investments At 8% Rate of Return

              5 yrs.          10           15           20             25            30
          --------------  ------------ ------------ ------------    -----------  -----------
     $50           3,698        9,208       17,417       29,647          47,868       75,015
      75           5,548       13,812       26,126       44,471          71,802      112,522
     100           7,396       18,417       34,835       59,295          95,737      150,029
     150          11,095       27,625       52,252       88,942         143,605      225,044

     200          14,793       36,833       69,669      118,589         191,473      300,059
     500          36,983       92,083      174,173      296,474         478,683      750,148


                                Investments At 10% Rate of Return

               5 yrs.         10           15           20             25            30
             ------------ ------------ ------------ ------------  ------------   ------------
     $50           3,904       10,328       20,896       38,285          66,895      113,966
      75           5,856       15,491       31,344       57,427         100,342      170,949
     100           7,808       20,655       41,792       76,570         133,789      227,933
     150          11,712       30,983       62,689      114,855         200,684      341,899
     200          15,616       41,310       83,585      153,139         267,578      455,865
     500          39,041      103,276      208,962      382,848         668,945    1,139,663

     The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the CDC Nvest Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the CDC Nvest Funds. For example, the advertising and sales literature of any of the CDC Nvest Funds, but particularly that of Star Worldwide Fund and International Equity Fund, may discuss all of the above international developments, including, but not limited to, international developments involving Europe, North and South America, Asia, the Middle East and Africa, as well as events and issues affecting specific countries that directly or indirectly may have had consequences for the CDC Nvest Funds or may have influenced past performance or may influence current or prospective performance of the CDC Nvest Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trusts, the Distributor and the transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trusts and their features and benefits, including the details of the pricing structure.

     The Distributor may make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to, Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and the Distributor's selection including, but not limited to, the scores and categories in which the Distributor excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom the Distributor competed for the award, honor or citation.

     The Distributor may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, Fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of the Distributor.

     Advertising and sales literature may also refer to the beta coefficient of the CDC Nvest Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500 Index) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the CDC Nvest Funds may be compared to the beta coefficients of other funds.

     The Funds may enter into arrangements with banks exempted from broker-dealer registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the CDC Nvest Funds and the Distributor as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

     In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning and reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

--------------------------------------------------------------------------------

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

--------------------------------------------------------------------------------

     As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

     Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to CDC Nvest Funds. In order for a change to be in effect for any dividend or distribution, it must be received by CDC Nvest Funds on or before the record date for such dividend or distribution.

     If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared.

     Fund distributions paid to you either in cash or reinvested in additional shares (other than "exempt-interest dividends" paid by the Municipal Income, Massachusetts and California Funds, as described in the relevant Prospectuses) are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. Distributions of net long-term capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a maximum 20% tax rate for noncorporate shareholders) regardless of how long the shareholder has held Fund shares.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder).

     Under the Code, the interest on certain "private activity bonds" is an item of tax preference, which, depending on the shareholder's particular tax situation, might subject the shareholder to an alternative minimum tax with a maximum rate of 28%. The interest on tax exempt bonds issued after certain dates in 1986 is retroactively taxable from the date of issuance if the issuer does not comply with certain requirements concerning the use of bond proceeds and the application of earnings on bond proceeds.

     Each Fund's transactions, if any, in foreign currencies and foreign currency denominated bonds and its hedging activities are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

     Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund has elected to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.

     Funds investing in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid.

     Sales, redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. Currently, if shares have been held for more than one year, gain or loss realized will be taxed at long-term federal tax rates (generally taxed at a maximum 20% rate for noncorporate shareholders). For taxable years beginning after

December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a noncorporate Shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18 percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election. A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

     A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

     A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

     Each Fund (possibly excepting Municipal Income Fund, Massachusetts Fund and California Fund) is required to withhold 31% of all income dividends and capital gains distributions it pays to you if you do not provide a correct, certified taxpayer identification number, if a Fund is notified that you have underreported income in the past or if you fail to certify to a Fund that you are not subject to such withholding. If you are a tax-exempt shareholder, however, these backup withholding rules will not apply so long as you furnish the Fund with an appropriate certification.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates described above (or a reduced rate of withholding provided by treaty).

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     The financial statements of the Funds and the related reports of independent accountants included in the Funds' annual reports for the year ended December 31, 2000 are incorporated herein by reference. Each Fund's annual and semi-annual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report by telephone at (800) 225-5478 or by writing to the Distributor at: CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's or subadviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the adviser or a subadviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

     Issue Credit Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

     Investment Grade

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity o the obligor to meet its financial commitment on the obligation.

     Speculative Grade

     Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligors's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligors's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   APPENDIX B
                     MEDIA THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                          Fort Worth Star-Telegram              Palm Beach Post
Adam Smith's Money World                    Fortune                               Pension World
America OnLine                              Fox Network and affiliates            Pensions and Investments
Anchorage Daily News                        Fund Action                           Personal Investor
Arizona Republic                            Fund Decoder                          Philadelphia Inquirer
Atlanta Constitution                        Global Finance                        Porter, Sylvia (syndicated column)
Atlanta Journal                             (the) Guarantor                       Portland Oregonian
Austin American Statesman                   Hartford Courant                      Prodigy
Baltimore Sun                               Houston Chronicle                     Public Broadcasting Service
Bank Investment Marketing                   INC                                   Quinn, Jane Bryant (syndicated
                                                                                  column)
Barron's                                    Indianapolis Star                     Registered Representative
Bergen County Record (NJ)                   Individual Investor                   Research Magazine
Bloomberg Business News                     Institutional Investor                Resource
B'nai B'rith Jewish Monthly                 International Herald Tribune          Reuters
Bond Buyer                                  Internet                              Rocky Mountain News
Boston Business Journal                     Investment Advisor                    Rukeyser's Business (syndicated
                                                                                  column)
Boston Globe                                Investment Company Institute          Sacramento Bee
Boston Herald                               Investment Dealers Digest             San Diego Tribune
Broker World                                Investment Profiles                   San Francisco Chronicle
Business Radio Network                      Investment Vision                     San Francisco Examiner
Business Week                               Investor's Business Daily             San Jose Mercury
CBS and affiliates                          IRA Reporter                          Seattle Post-Intelligencer
CFO                                         Journal of Commerce                   Seattle Times
Changing Times                              Kansas City Star                      Securities Industry Management
Chicago Sun Times                           KCMO (Kansas City)                    Smart Money
Chicago Tribune                             KOA-AM (Denver)                       St. Louis Post Dispatch
Christian Science Monitor                   Los Angeles Times                     St. Petersburg Times
Christian Science Monitor News Service      Leckey, Andrew (syndicated column)    Standard & Poor's Outlook
Cincinnati Enquirer                         Lear's                                Standard & Poor's Stock Guide
Cincinnati Post                             Life Association News                 Stanger's Investment Advisor
CNBC                                        Lifetime Channel                      Stockbroker's Register
CNN                                         Miami Herald                          Strategic Insight
Columbus Dispatch                           Milwaukee Sentinel                    Tampa Tribune
CompuServe                                  Money                                 Time
Dallas Morning News                         Money Maker                           Tobias, Andrew (syndicated column)
Dallas Times-Herald                         Money Management Letter               Toledo Blade
Denver Post                                 Morningstar                           UPI
Des Moines Register                         Mutual Fund Market News               US News and World Report
Detroit Free Press                          Mutual Funds Magazine                 USA Today
Donoghues Money Fund Report                 National Public Radio                 USA TV Network
Dorfman, Dan (syndicated column)            National Underwriter                  Value Line
Dow Jones News Service                      NBC and affiliates                    Wall St. Journal
Economist                                   New England Business                  Wall Street Letter
FACS of the Week                            New England Cable News                Wall Street Week
Fee Adviser                                 New Orleans Times-Picayune            Washington Post
Financial News Network                      New York Daily News                   WBZ and WBZ-TV
Financial Planning                          New York Times                        WCVB-TV
Financial Planning on Wall Street           Newark Star Ledger                    WEEI
Financial Research Corp.                    Newsday                               WHDH
Financial Services Week                     Newsweek                              Worcester Telegram
Financial World                             Nightly Business Report               World Wide Web
Fitch Insights                              Orange County Register                Worth Magazine
Forbes                                      Orlando Sentinel                      WRKO

                                   APPENDIX C
                     ADVERTISING AND PROMOTIONAL LITERATURE

     References may be included in CDC Nvest Funds' advertising and promotional literature to CDC IXIS Asset Management - North America and its affiliates that perform advisory and subadvisory functions for CDC Nvest Funds including, but not limited to: Back Bay Advisors, Harris Associates, Loomis Sayles, CGM, Westpeak, Jurika & Voyles, VNSM, AEW and Kobrick. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the Oakmark Family of Funds advised by Harris Associates.

     References may be included in CDC Nvest Funds' advertising and promotional literature to other CDC IXIS Asset Management - North America affiliates including, but not limited to AEW Capital Management, L.P., Snyder Capital Management, L.P, Reich & Tang Capital Management Group and their fund groups.

     References to subadvisers unaffiliated with CDC IXIS Asset Management - North America that perform subadvisory functions on behalf of CDC Nvest Funds and their respective fund groups may be contained in CDC Nvest Funds' advertising and promotional literature including, but not limited to, Montgomery and RS Investment Management.

     CDC Nvest Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

 .    Specific and general assessments and forecasts regarding U.S. and world economies, and the economies of specific nations and their impact on the CDC Nvest Funds;

 .    Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions;

 .    Specific and general investment philosophies, strategies, processes, techniques and types of analysis;

 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services;

 .    The corporate histories, founding dates and names of founders of the entities;

 .    Awards, honors and recognition given to the entities;

 .    The names of those with ownership interest and the percentage of ownership interest;

 .    The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans;

 .    Current capitalizations, levels of profitability and other financial and statistical information;

 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees;

 .    The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors;

 .    Specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments;

 .    Current and historical statistics regarding:

    -total dollar amount of assets managed
    -CDC Nvest Funds' assets managed in total and by fund
    -the growth of assets
    -asset types managed
    -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
    -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or sub-adviser;

 .    The general and specific strategies applied by the advisers in the management of CDC Nvest Funds portfolios including, but not limited to:

    -the pursuit of growth, value, income oriented, risk management or other strategies
    -the manner and degree to which the strategy is pursued
    -whether the strategy is conservative, moderate or extreme and an explanation of other features and attributes
    -the types and characteristics of investments sought and specific portfolio holdings
    -the actual or potential impact and result from strategy implementation -through its own areas of expertise and operations, the value added by sub-advisers to the management process
    -the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs, and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500
    -the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues; and

 .    Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than CDC Nvest Funds, and those families of funds, other than CDC Nvest Funds. Any such references will indicate that CDC Nvest Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' advisers and sub-advisers, including, but not limited to, those provided by Morningstar, Lipper, Forbes and Worth.

     In addition, communications and materials developed by CDC Nvest Funds will make reference to the following information about CDC IXIS Asset Management - North America and its affiliates:

     CDC IXIS Asset Management - North America is a subsidiary of CDC Asset Management. CDC Asset Management is part of the investment management arm of France's Caisse des Depots et Consignations, a major diversified financial institution. As of December 31, 2000 CDC IXIS Asset Management - North America had more than $135 billion in assets under management. In addition, promotional materials may include:

 .    Specific and general references to CDC Nvest Funds multi-manager approach through CDC IXIS Asset Management - North America affiliates and outside firms including, but not limited to, the following:

    -that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from CDC IXIS Asset Management - North America and the other investment managers
    -other fund companies are limited to a "one size fits all" approach but CDC
     Nvest Funds draws upon the talents of multiple managers whose expertise best matches the fund objective

    -in this and other contexts reference may be made to CDC Nvest Funds' slogan "Where The Best Minds Meet"(R) and that CDC Nvest Funds' ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet."
    -CDC IXIS Asset Management Advisers may distribute sales and advertising materials that illustrate the Star Concept by using historical category comparisons of a general nature. Categories from mutual fund ranking services, such as Morningstar, Inc., are selected for each of the Fund segments based on current investment styles and are subject to change with market conditions. There will be differences between the performance of the categories and the CDC Nvest Star Fund being illustrated. The illustrations are used for hypothetical purposes only as a general demonstration of how the Star Concept works.

       CDC IXIS Intermediary Services (formerly Nvest Managed Account Services, Nvest Advisor Services and Nvest Retirement Services), divisions of CDC IXIS Asset Management - North America, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to CDC IXIS Asset Management - North America affiliated fund groups including: CDC Nvest Funds, Loomis Sayles Funds, Jurika & Voyles, Back Bay Advisors, Oakmark Funds, Delafield Fund and Kobrick Funds.

       CDC IXIS Intermediary Services will provide marketing support to CDC IXIS Asset Management - North America affiliated fund groups targeting financial advisers, financial intermediaries and institutional clients who may transact purchases and other fund-related business directly with these fund groups. Communications will contain information including, but not limited to: descriptions of clients and the marketplaces to which it directs its efforts; the mission and goals of CDC IXIS Intermediary Services and the types of services it provides which may include: seminars; its 1-800 number, web site, Internet or other electronic facilities; qualitative information about the funds' investment methodologies; information about specific strategies and management techniques; performance data and features of the funds; institutional oriented research and portfolio manager insight and commentary. Additional information contained in advertising and promotional literature may include: rankings and ratings of the funds including, but not limited to, those of Morningstar and Lipper; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

       References may be included in CDC Nvest Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

 .    Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information, industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and other organizations involved in 401(k) and retirement programs with whom CDC Nvest Funds may or may not have a relationship.

 .    Specific and general references to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the CDC Nvest Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Investment Company Institute and other industry authorities, research organizations and publications.

 .    Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

     -past, present and prospective tax regulation, IRS requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulations. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans;
     -information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs; and-current and prospective ERISA regulation and requirements.

 .    Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the CDC Nvest Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

     -increased employee retention
     -reinforcement or creation of morale
     -deductibility of contributions for participants
     -deductibility of expenses for employers
     -tax deferred growth, including illustrations and charts
     -loan features and exchanges among accounts
     -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

 .    Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and CDC Nvest Funds as a 401(k) or retirement plan funding vehicle.

 .    Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

     -access to expertise on investments
     -assistance in interpreting past, present and future market trends and economic events
     -providing information to clients including participants during enrollment and on an ongoing basis after participation -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

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                                                                              97
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                                                                              98
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T:\Client Services\Nvest Funds\Product Services\Mutual Funds Services\Legal
Services\PEAs\2000\SAI\Part II DRAFT 022901.doc

                                                       Registration Nos. 2-11101
                                                                         811-242

                             NVEST FUNDS TRUST II

                                    PART C
                               OTHER INFORMATION

Item 23.  Exhibits

(a)                 Articles of Incorporation.

          (1) The Registrant's Second Amended and Restated Agreement and Declaration of Trust dated February 2, 1993 (the "Agreement and Declaration") is incorporated by reference to exhibit 1(a) to Post-Effective Amendment ("PEA") No. 104 to the Registration Statement filed on April 19, 1996.

          (2) Amendment No. 1 dated May 1, 1993 to the Agreement and Declaration is incorporated by reference to exhibit a(2) to PEA No. 113 to the Registration Statement filed on April 27, 2000.

          (3) Amendment No. 2 dated September 10, 1993 to the Agreement and Declaration is incorporated by reference to exhibit a(3) to PEA No. 113 to the Registration Statement filed on April 27, 2000.

          (4) Amendment No. 3 dated September 22, 1993 to the Agreement and Declaration is incorporated by reference to exhibit a(4) to PEA No. 113 to the Registration Statement filed on April 27, 2000.

          (5) Amendment No. 4 dated September 24, 1993 to the Agreement and Declaration is incorporated by reference to exhibit a(5) to PEA No. 113 to the Registration Statement filed on April 27, 2000.

          (6) Amendment No. 5 dated April 11, 1994 to the Agreement and Declaration is incorporated by reference to exhibit 1(b) to PEA No. 104 to the Registration Statement filed on April 19, 1996.

          (7) Amendment No. 6 dated November 3, 1995 to the Agreement and Declaration is incorporated by reference to exhibit 1(c) to PEA No. 104 to the Registration Statement filed on April 19, 1996.

          (8) Amendment No. 7 dated August 4, 1997 to the Agreement and Declaration is incorporated by reference to exhibit a(8) to PEA No. 113 to the Registration Statement filed on April 27, 2000.

          (9) Amendment No. 8 dated February 11, 1998 to the Agreement and Declaration is incorporated by reference to exhibit a(9) to PEA No. 113 to the Registration Statement filed on April 27, 2000.

          (10) Amendment No. 9 dated November 30, 1998 to the Agreement and Declaration is incorporated by reference to exhibit a(10) to PEA No. 113 to the Registration Statement filed on April 27, 2000.

          (11) Amendment No. 10 dated April 26, 1999 to the Agreement and Declaration is incorporated by reference to exhibit a(11) to PEA No. 113 to the Registration Statement filed on April 27, 2000.

          (12) Amendment No. 11 dated June 2, 1999 to the Agreement and Declaration is incorporated by reference to exhibit a(12) to PEA no. 113 to the Registration Statement filed on April 27, 2000.

          (13) Amendment No. 12 dated February 1, 2000 to the Agreement and Declaration is incorporated by reference to exhibit a(13) to PEA no. 113 to the Registration Statement filed on April 27, 2000.

          (14) Amendment No. 13 dated March 23, 2001 to the Agreement and Declaration is filed herewith.

(b)                    By-Laws.

          (1) The Registrant's Amended and Restated By-Laws are incorporated by reference to exhibit 2(a) to PEA No. 105 to the Registration Statement filed on August 15, 1996.

          (2) Amendment dated January 27, 1995 to Registrant's By-Laws is incorporated by reference to exhibit 2(b) to PEA No. 105 to the Registration Statement filed on August 15, 1996.

(c)                    Instruments Defining Rights of Security Holders.

                       Rights of shareholders are described in Article III,
                       Section 6 of the Registrant's Second Amended and Restated Agreement and Declaration of Trust incorporated by reference to exhibit 1(a) to PEA No. 104 to the Registration Statement filed on April 19, 1996 and to exhibit (a)(14) filed herewith.

(d)                    Investment Advisory Contracts.

          (1)  (i)     Advisory Agreement dated October 30, 2000 between the
                       Registrant on behalf of Nvest Growth and Income Fund and Nvest Funds Management, L.P. ("NFM") is incorporated by reference to exhibit d(1)(i) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

               (ii) Advisory Agreement dated October 30, 2000 between the Registrant on behalf of Nvest Limited Term U.S. Government Fund and NFM is incorporated by reference to exhibit d(1)(ii) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

               (iii) Advisory Agreement dated October 30, 2000 between the Registrant on behalf of Nvest Short Term Corporate Income Fund and NFM is incorporated by reference to exhibit d(1)(iii) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

               (iv) Advisory Agreement dated October 30, 2000 between the Registrant on behalf of Nvest Massachusetts Tax Free Income Fund and NFM is incorporated by reference to exhibit d(1)(iv) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

               (v) Advisory Agreement dated October 30, 2000 between the Registrant on behalf of Nvest Intermediate Term Tax Free Fund of California and NFM is incorporated by reference to exhibit d(1)(v) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

               (vi) Advisory Agreement dated October 30, 2000 between the Registrant on behalf of Nvest High Income Fund and NFM is incorporated by reference to exhibit d(1)(vi) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

          (2)  (i)     Sub-Advisory Agreement dated October 30, 2000 among
                       Registrant on behalf of Nvest Growth and Income Fund, NFM and Westpeak Investment Advisors, L.P. is incorporated by reference to exhibit d(2)(i) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

               (ii) Sub-Advisory Agreement dated October 30, 2000 among Registrant on behalf of Nvest Limited Term U.S. Government Fund, NFM and Back Bay Advisors, L.P.("Back Bay") is incorporated by reference to exhibit d(2)(ii) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

               (iii) Sub-Advisory Agreement dated October 30, 2000 among Registrant on behalf of Nvest Short Term Corporate Income Fund, NFM and Back Bay is incorporated by reference to exhibit d(2)(iii) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

               (iv) Sub-Advisory Agreement dated October 30, 2000 among Registrant on behalf of Nvest Massachusetts Tax Free Income Fund, NFM and Back Bay is incorporated by reference to exhibit d(2)(iv) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

               (v) Sub-Advisory Agreement dated October 30, 2000 among Registrant on behalf of Nvest Intermediate Term Tax Free Fund of California, NFM and Back Bay is incorporated by reference to exhibit d(2)(v) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

               (vi) Sub-Advisory Agreement dated October 30, 2000 among Registrant on behalf of Nvest High Income Fund, NFM and Loomis, Sayles & Company, L.P. is incorporated by reference to exhibit d(2)(vi) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

(e)                    Underwriting Contracts.

          (1) Distribution Agreement dated October 30, 2000 between Registrant on behalf of Nvest Growth and Income Fund and Nvest Funds Distributor, L.P. is incorporated by reference to exhibit e(1) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

          (2) Distribution Agreement dated October 30, 2000 between Registrant on behalf of Nvest Limited Term U.S. Government Fund and Nvest Funds Distributor, L.P. is incorporated by reference to exhibit e(2) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

          (3) Distribution Agreement dated October 30, 2000 between Registrant on behalf of Nvest Short Term Corporate Income Fund and Nvest Funds Distributor, L.P. is incorporated by reference to exhibit e(3) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

          (4) Distribution Agreement dated October 30, 2000 between Registrant on behalf of Nvest Massachusetts Tax Free Income Fund and Nvest Funds Distributor, L.P. is incorporated by reference to exhibit e(4) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

          (5) Distribution Agreement dated October 30, 2000 between Registrant on behalf of

                       Nvest Intermediate Term Tax Free Fund of California and Nvest Funds Distributor, L.P. is incorporated by reference to exhibit e(5) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

          (6) Distribution Agreement dated October 30, 2000 between Registrant on behalf of Nvest High Income Fund and Nvest Funds Distributor, L.P. is incorporated by reference to exhibit e(6) to PEA No. 114 to the Registration Statement filed on February 27, 2001.

          (7) Form of Dealer Agreement used by Nvest Funds Distributor, L.P. is filed herewith.

(f)                    Bonus or Profit Sharing Contracts.

                       Not applicable.

(g)                    Custodian Agreements.

          (1) Custodian Contract dated January 3, 1989 between Registrant, on behalf of Nvest Growth and Income Fund, Nvest Limited Term U.S. Government Fund, Nvest Massachusetts Tax Free Income Fund and Nvest High Income Fund, and State Street Bank and Trust Company ("State Street Bank") is incorporated by reference to exhibit 8(d) to PEA No. 105 to the Registration Statement filed on August 15, 1996.

          (2) Letter Agreement dated September 10, 1991 between Registrant on behalf of Nvest Short Term Corporate Income Fund and State Street Bank is incorporated by reference to exhibit 8(a) to PEA No. 106 to the Registration Statement filed on April 18, 1997.

          (3) Letter Agreement dated September 12, 1993 between Registrant on behalf of Nvest Intermediate Term Tax Free Fund of California and State Street Bank is incorporated by reference to exhibit 8(b) to PEA No. 106 to the Registration Statement filed on April 18, 1997.

          (4) Amendment dated October 25, 1996 to the Custodian Contract dated January 3, 1989 to exhibit g(4) is incorporated by reference to PEA No. 113 to the Registration Statement filed on April 27, 2000.

          (5) Amendment dated February 28, 2000 to the Custodian Contract dated January 3, 1989 is incorporated by reference to exhibit g(5) to PEA No. 113 to the Registration Statement filed on April 27, 2000.

(h)                    Other Material Contracts.

          (1)  (i)     Transfer Agency and Service Agreement dated November 1,
                       1999 between the Registrant on behalf of Nvest Growth and Income Fund, Nvest Limited Term U.S. Government Fund,
                       Nvest Short Term Corporate Income Fund, Nvest
                       Massachusetts Tax Free Income Fund, Nvest Intermediate
                       Term Tax Free Income Fund of California and Nvest High
                       Income Fund and CDC IXIS Asset Management Services, Inc.
                       ("CIS", formerly Nvest Services Company, Inc.) is incorporated by reference to exhibit h(1) to PEA No. 113 to the Registration Statement filed on April 27, 2000.

               (ii) Amendment dated January 1, 2001 to Fee Schedule of Transfer Agency and Services Agreement dated November 1, 1999 is filed herewith.

          (2)  (i)     Administrative Services Agreement dated October 30, 2000
                       between Registrant on behalf of Nvest Growth and Income
                       Fund, Nvest Limited Term U.S. Government Fund, Nvest
                       Short Term Corporate Income Fund, Nvest Massachusetts Tax
                       Free Income Fund, Nvest Intermediate Term Tax Free Income
                       Fund of California and Nvest High Income Fund and CIS is filed herewith.

               (ii) Amendment dated December 1, 2000 to Administrative Services Agreement dated October 30, 2000 is filed herewith.

               (iii) Amendment dated January 2, 2001 to Administrative Services Agreement dated October 30, 2000 is filed herewith.

          (3) Securities Lending Authorization Agreement dated November 30, 1998 between the Registrant on behalf of Nvest Limited Term U.S. Government Fund, Nvest Short Term Corporate Income Fund and Nvest High Income Fund and State Street Bank and Trust Company is incorporated by reference to exhibit (h)(7) to PEA No. 110 to the Registration Statement filed on February 16, 1999.

          (4)
               (i) NFM Fee Waiver/Reimbursement Undertakings dated February 1999 between NFM and the Registrant on behalf of its series enumerated in such undertaking is incorporated by reference to PEA No. 110 to the Registration Statement filed on February 16, 1999.

               (ii) NFM Fee Waiver/Reimbursement Undertakings dated May 1, 2000 between NFM and the Registrant on behalf of its series enumerated in such undertaking is incorporated by reference to exhibit h(4)(ii) to PEA No.113 to the Registration Statement.

               (iii) NFM Fee Waiver/Reimbursement Undertakings dated May 1, 2001 between NFM and the Registrant on behalf of its series enumerated in such undertaking is filed herewith.

(i)                    Legal Opinion.

          (1) Opinion and consent of counsel dated January 3, 1989 with respect to the Registrant's Nvest Growth and Income Fund, Nvest High Income Fund, Nvest Limited Term U.S. Government Fund and Nvest Massachusetts Tax Free Income Fund is incorporated by reference to exhibit 10(a) to PEA No. 106 to the Registration Statement filed on April 18, 1997.

          (2) Opinion and consent of counsel February 24, 1993 with respect to the Registrant's Nvest Intermediate Term Tax Free Fund of California is incorporated by reference to exhibit 10(b) to PEA No. 106 to the Registration Statement filed on April 18, 1997.

          (3) Opinion and consent of counsel dated September 10, 1993 with respect to offering multiple classes of shares for all series of the Registrant is incorporated by reference to exhibit 10(d) to PEA No. 106 to this Registration Statement filed on April 18, 1997.

          (3) Opinion and consent of counsel dated April 12, 1996 with respect to the Registrant's Rule 24e-2 Notice is incorporated to exhibit 10(g) to PEA No. 104 to the Registration Statement filed on April 19, 1996.

          (4) Opinion and consent of counsel dated April 18, 1997 with respect to the Registrant's Rule 24e-2 Notice is incorporated by reference to exhibit 10(e) to PEA No. 106 to the Registration Statement filed on April 18, 1997.

(j)                    Other Opinions.

                       Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)                    Omitted Financial Statements.

                       Not applicable.

(l)                    Initial Capital Agreements.

                       Not applicable.

(m)                    Rule 12b-1 Plan.

          (1)  (a)     Rule 12b-1 Plan for class A shares of Nvest Growth and
                       Income Fund is filed herewith.

               (b) Rule 12b-1 Plan for class B shares of Nvest Growth and Income Fund is filed herewith.

               (c) Rule 12b-1 Plan for class C shares of Nvest Growth and Income Fund is filed herewith.

          (2)  (a)     Rule 12b-1 Plan for class A shares of Nvest Limited Term
                       U.S. Government Fund is filed herewith.

               (b) Rule 12b-1 Plan for class B shares of Nvest Limited Term U.S. Government Fund is filed herewith.

               (c) Rule 12b-1 Plan for class C shares of Nvest Limited Term U.S. Government Fund is filed herewith.

          (3)  (a)     Rule 12b-1 Plan for class A shares of Nvest Short Term
                       Corporate Income Fund is filed herewith.

               (b) Rule 12b-1 Plan for class B shares of Nvest Short Term Corporate Income Fund is filed herewith.

               (c) Rule 12b-1 Plan for class C shares of Nvest Short Term Corporate Income Fund is filed herewith.

          (4)  (a)     Rule 12b-1 Plan for class A shares of Nvest Massachusetts
                       Tax Free Income Fund is filed herewith.

               (b) Rule 12b-1 Plan for class B shares of Nvest Massachusetts Tax Free Income Fund is filed herewith.

          (5)  (a)     Rule 12b-1 Plan for class A shares of Nvest Intermediate
                       Term Tax Free Fund of California is filed herewith.

               (b) Rule 12b-1 Plan for class B shares of Nvest Intermediate Term Tax Free Fund of California is filed herewith.

          (6)  (a)     Rule 12b-1 Plan for class A shares of Nvest High Income
                       Fund is filed herewith.

               (b) Rule 12b-1 Plan for class B shares of Nvest High Income Fund of California is filed herewith.

(n)                    Rule 18f-3 Plan.

                       Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 as amended, dated December 1, 2000, is filed herewith.

(p)                    Code of Ethics.

          (1) Code of Ethics dated August 25, 2000 for Registrant is filed herewith.

          (2) Code of Ethics dated July 1, 2000 for NFM, and Nvest Funds Distributor, L.P. is filed herewith.

          (3) Code of Ethics dated May 11, 2000 for Westpeak is filed herewith.

          (4) Code of Ethics dated April 1, 2000 for Back Bay incorporated by reference to exhibit p(4) to PEA No. 113 to the Registration Statement filed on April 27, 2000.

          (5)  (i)     Code of Ethics dated January 14, 2000 for Loomis Sayles
                       incorporated by reference to exhibit p(5) to PEA No. 113 to the Registration Statement on April 27, 2000.

               (ii) Code of Ethics dated January 14, 2000 as amended January 1, 2001 for Loomis Sayles is filed herewith.

Item 24.  Persons Controlled by or under Common Control with the Fund.

          None.

Item 25.  Indemnification.

          Under Article 4 of the Registrant's By-laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such covered person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Artcile 4 of the Registrant's By-laws contained in the PEA No. 105 to the Registration Statement filed on August 15, 1996 as exhibit 2(a) and is incorporated herein by reference.

         The Distribution Agreement, the Custodian Contract, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the "Agreements") contained herein and in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Trust against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act "), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with CDC IXIS Asset Management North America, L.P. (formerly Nvest Companies, L.P.) and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 26.  Business and Other Connections of Investment Adviser.

         (a) Back Bay Advisors is the subadviser of the Registrant's Nvest Massachusetts Tax Free Income Fund, Nvest Intermediate Term Tax Free Fund of California, Nvest Limited Term U.S. Government Fund and Nvest Short Term Corporate Income Fund. Back Bay Advisors serves as investment adviser to a number of other registered investment companies.

                 The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Back Bay during the past two years is incorporated by reference to schedules A & D of Form ADV filed by Back Bay Advisors pursuant to the Investment Advisors Act of 1940, as amended (the "Advisors Act") (SEC file No. 801-4749).

         (b) NFM, a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. serves as investment adviser to each of the series of the Registrant. NFM was organized in 1995.

                 The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of NFM during the past two years is incorporated by reference to schedules A and D of Form ADV filed by NFM pursuant to the Advisers Act (SEC file No. 801-48408).

         (c) Westpeak serves as subadviser to the Registrant's Nvest Growth and Income Fund. Organized in 1991, Westpeak provides investment management services to other mutual funds and institutional clients.

                 The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Westpeak during the past two years is incorporated herein by reference to schedules A and D of Form ADV filed by NFM pursuant to the Advisers Act (SEC file No. 801-39554).

         (d) Loomis Sayles, the subadviser of the Registrant's Nvest High Income Fund provides investment advice to a number of other registered investment companies and to other organizations and individuals.

                 The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Loomis Sayles during the past two years is incorporated herein by reference to schedules A and D of Form ADV filed by NFM pursuant to the Advisers Act (SEC file No. 801-170).

Item 27.  Principal Underwriters.

(a) Nvest Funds Distributor, L.P., the Registrant's principal underwriter, also serves as principal underwriter for:

Nvest Funds Trust I
Nvest Funds Trust III
Nvest Tax Exempt Money Market Trust
Nvest Cash Management Trust
Nvest Kobrick Investment Trust
Nvest Companies Trust I

(b) The general partner and officers of the Registrant's principal underwriter, Nvest Funds Distributor, L.P., and their address are as follows:

                                          Positions and Offices                   Positions and Offices
            Name                       with Principal Underwriter                    with Registrant
-----------------------------------------------------------------------------------------------------------
Nvest Distribution Corp.       General Partner                              None

John T. Hailer                 President and Chief Executive Officer        President and Trustee

John E. Pelletier              Senior Vice President, General Counsel,      Secretary and Clerk
                               Secretary and Clerk

Scott E. Wennerholm            Senior Vice President, Treasurer, Chief      None
                               Financial Officer,and Chief Operating
                               Officer

Coleen D. Dinneen              Vice President, Associate General Counsel,   Assistant Secretary
                               Assistant Secretary and Assistant Clerk

James Wall                     Vice President, Deputy General Counsel,      None
                               Assistant Secretary and Assistant Clerk

Beatriz Pina Smith             Vice President and Assistant Treasurer       None

Christine Howe                 Assistant Vice President and Controller      None

Frank S. Maselli               Senior Vice President                        None

Kirk Williamson                Senior Vice President                        None

Daniel Lynch                   Vice President                               None

Marla McDougall                Vice President                               None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)      Not applicable.

Item 28. Location of Accounts and Records

The following companies maintain possession of the documents required by the specified rules:

(a)            For all series of Registrant:

               Registrant
               399 Boylston Street
               Boston, Massachusetts 02116

               State Street Bank and Trust Company
               225 Franklin Street
               Boston, Massachusetts 02110

               Nvest Funds Distributor, L.P.
               399 Boylston Street
               Boston, Massachusetts 02116

(b)    (i)     For the series of the Registrant managed by Back Bay Advisors:

               Back Bay Advisors, L.P.
               399 Boylston Street
               Boston, Massachusetts 02116

       (ii)    For the series managed by Westpeak Investment Advisors, L.P.

               Westpeak Investment Advisors, L.P.
               1011 Walnut Street
               Boulder, Colorado 80302

       (iii)   For the series managed by Loomis, Sayles & Company, L.P.:

               Loomis, Sayles & Company, L.P.

               One Financial Center
               Boston, Massachusetts 02110


Item 29.  Management Services.

         None.

Item 30.  Undertakings.

         The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

                             NVEST FUNDS TRUST II
                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment ("PEA") to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this PEA No. 115 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 24th day of April, 2001.

                                    NVEST FUNDS TRUST II

                                    By: PETER S. VOSS*
                                    ------------------
                                    Peter S. Voss
                                    Chief Executive Officer

                                    *By: /s/ JOHN E. PELLETIER
                                    --------------------------
                                    John E. Pelletier
                                    Attorney-In-Fact**

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                  Title                                Date
---------                  -----                                ----

PETER S. VOSS*
-------------------------
Peter S. Voss                  Chairman of the Board; Chief     April 24, 2001
                               Executive Officer; Trustee

/s/ THOMAS P. CUNNINGHAM
-------------------------
Thomas P. Cunningham           Treasurer                        April 24, 2001

GRAHAM T. ALLISON, JR.*
-------------------------
Graham T. Allison, Jr.         Trustee                          April 24, 2001

DANIEL M. CAIN*
-------------------------
Daniel M. Cain                 Trustee                          April 24, 2001

KENNETH J. COWAN*
-------------------------
Kenneth J. Cowan               Trustee                          April 24, 2001

RICHARD DARMAN*
-------------------------
Richard Darman                 Trustee                          April 24, 2001

/s/ JOHN T. HAILER
-------------------------
John T. Hailer                 President; Trustee               April 24, 2001


SANDRA O. MOOSE*
-------------------------
Sandra O. Moose                Trustee                          April 24, 2001

JOHN A. SHANE*
-------------------------
John A. Shane                  Trustee                          April 24, 2001

PENDLETON P. WHITE*
-------------------------
Pendleton P. White             Trustee                          April 24, 2001


                                         *By:   /s/ JOHN E. PELLETIER
                                                ---------------------
                                                John E. Pelletier
                                                Attorney-In-Fact**
                                                April 24, 2001

 ** Powers of Attorney are incorporated by reference to PEA No. 110 to the Registration Statement filed on February 16, 1999.

                             NVEST FUNDS TRUST II

                                 EXHIBIT INDEX

                       EXHIBITS FOR ITEM 23 OF FORM N-1A

EXHIBIT           EXHIBIT DESCRIPTION
-------           -------------------

(a)(14)           Amendment No. 13 to Declaration of Trust
(e)(7)            Form of Dealer Agreement
(h)(1)(ii)        Amendment to Fee Schedule of TA and Services Agreement
(h)(2)(i)         Administrative Services Agreement dated 10/30/01
(h)(2)(ii)        Amendment dated 12/1/00 to Administrative Services Agreement
(h)(2)(iii)       Amendment dated 1/2/01 to Administrative Services Agreement
(h)(4)(iii)       Fee Waiver/Expense Reimbursement Agreement
(j)               Consent of Auditors (PricewaterhouseCoopers)
(m)(1)(a)         12b-1 Plan and Service Class A - Growth and Income Fund
(m)(1)(b)         12b-1 Plan and Service Class B - Growth and Income Fund
(m)(1)(c)         12b-1 Plan and Service Class C - Growth and Income Fund
(m)(2)(a)         12b-1 Plan and Service Class A - Limited Term US Government
                  Fund
(m)(2)(b)         12b-1 Plan and Service Class B - Limited Term US Government
                  Fund
(m)(2)(c)         12b-1 Plan and Service Class C - Limited Term US Government
                  Fund
(m)(3)(a)         12b-1 Plan and Service Class A - Short Term Corporate Income
                  Fund
(m)(3)(b)         12b-1 Plan and Service Class B - Short Term Corporate Income
                  Fund
(m)(3)(c)         12b-1 Plan and Service Class C - Short Term Corporate Income
                  Fund
(m)(4)(a)         12b-1 Plan and Service Class A - MA Tax Free Income Fund
(m)(4)(b)         12b-1 Plan and Service Class B - MA Tax Free Income Fund
(m)(5)(a)         12b-1 Plan and Service Class A - CA Tax Free Income Fund
(m)(5)(b)         12b-1 Plan and Service Class B - CA Tax Free Income Fund
(m)(6)(a)         12b-1 Plan and Service Class A - High Income Fund
(m)(6)(b)         12b-1 Plan and Service Class B - High Income Fund
(m)(6)(c)         12b-1 Plan and Service Class C - High Income Fund
(n)               18f-3 Plan
(p)(1)            Code of Ethics of Registrant
(p)(2)            Code of Ethics of NFD and NFM
(p)(3)            Code of Ethics of Westpeak
(p)(5)(ii)        Code of Ethics of Loomis Sayles (as amended 1/2/01)